                                                    REGISTRATION NO. 333-142461
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-3
                          REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933    [_]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                       POST-EFFECTIVE AMENDMENT NO. 6  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [X]Immediately upon filing pursuant to paragraph (b) of Rule 485
    [_]On April 30, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

Registrant is filing this Post-Effective Amendment No. 6 to the Registration Statement No. 333-142461 for the purposes of including in the Registration Statement revised Statements of Additional Information, including restated AXA Equitable Life Insurance Company financial statements filed therewith, and Part
C. This Post-Effective Amendment No. 6 incorporates by reference the information contained in Part A of Post-Effective Amendment No. 5, filed on April 27, 2012.

Members Retirement Program


STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, SUPPLEMENTED AUGUST 30, 2012. THE DATE OF THE RELATED PROSPECTUS IS MAY 1, 2012.


--------------------------------------------------------------------------------

This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2012 for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2012 to which this SAI relates.

TABLE OF CONTENTS
                                                               PAGE
                                                             IN SAI

Who is AXA Equitable?                                             2

Funding of the Program                                            2

Your responsibilities as employer                                 2

Procedures for withdrawals, distributions and transfers           2

Provisions of the plans                                           4

Investment restrictions and certain investment techniques
  applicable to the AllianceBernstein Growth Equity,
  AllianceBernstein Mid Cap Growth and AllianceBernstein
  Balanced Funds                                                  8

Portfolio holdings policy for the Pooled Separate Accounts        8

Fund transactions                                                 8

Investment management and accounting fee                          9

Portfolio managers' information (AllianceBernstein Growth
  Equity Fund, AllianceBernstein Mid Cap Growth Fund
  and AllianceBernstein Balanced Fund)                           10

Investment professional conflict of interest disclosure          13

Portfolio manager compensation                                   13

Distribution of the contracts                                    14

Custodian and independent registered public accounting firm      14

Our management                                                   15

Financial statements index                                       20

Financial statements                                          FSA-1

            Copyright 2012 by AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                     #402067

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. (''AXA Financial''). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA (''AXA'') holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Members Retirement Plan or the Volume Submitter Plan (together, the ''Plans''), you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the Plans are maintained as 401(k) plans and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k)
plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See ''Spousal Consent Requirement'' later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE ''PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA'' BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan, 403(b), 457 and traditional individual retirement arrangement (IRA). An ''eligible roll-over distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See ''Guaranteed Rate Accounts'' in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

EXEMPT WITHDRAWAL. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

..   you are a professional age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

..   you are not a professional and you attain age 59 1/2 or terminate employment;

..   you are disabled;

..   you attain age 70 1/2; or

..   you die.

If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term ''highly compensated'' for ''professional'' and ''non-highly compensated'' for ''not a professional.'' For this purpose, ''highly compensated'' shall have the meaning set forth under ''Provisions of the Plans--Contributions to the Plans'' later in this SAI.

QUALIFIED WITHDRAWAL. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a professional and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i)the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)the years and/or fraction of a year until maturity, times; and

(iii)the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus interest of 1% per year. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

..   You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.

PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2012, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $115,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $17,000 for 2012 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2012 is $11,500.

The additional ''catch-up'' elective deferral for 2012 is up to $5,500 which can be made by any employees who are at least age 50 at any time during 2012.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Members Retirement Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $250,000 in 2012 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2012, ''key employee'' means (a) an officer of the business with earnings of more than $165,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2012 may not exceed the lesser of (a) $50,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System (''AIMS'') or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer con- tributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ATERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plans designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things,
(a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the Plans provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

---------------------------------------------------------------------------------------------------------------------------------
                                 SCHEDULE A                SCHEDULE B                SCHEDULE C                SCHEDULE E
---------------------------------------------------------------------------------------------------------------------------------
        YEARS OF                   VESTED                    VESTED                    VESTED                    VESTED
        SERVICE                  PERCENTAGE                PERCENTAGE                PERCENTAGE                PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
           1                           0%                       0%                        0%                      100%
           2                        100                        20                         0                       100
           3                        100                        40                       100                       100
           4                        100                        60                       100                       100
           5                        100                        80                       100                       100

           6                        100                       100                       100                       100
---------------------------------------------------------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Invest-ments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund, the Alli-anceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see ''Investment Restrictions'' in the applicable Trust Statement of Additional Information.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2011, 2010 and 2009, the AllianceBernstein Growth Equity Fund paid $813, $4,537 and $39,453, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $30,343, $32,947 and $47,190, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $10,568, $14,764 and $18,835, respectively, in brokerage commissions.

AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or

Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2011, $0, $20,861 and $4,419, respectively, were paid to brokers providing research services on transactions of $34,018,380, $71,089,275 and $68,597,019, respectively.

AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or Alliance-Bernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.

-------------------------------------------------
FUND                     2011     2010     2009
-------------------------------------------------
AllianceBernstein
  Growth Equity        $ 86,364 $ 81,745 $ 75,582
-------------------------------------------------
AllianceBernstein Mid
  Cap Growth           $139,389 $112,018 $ 82,728
-------------------------------------------------
AllianceBernstein
  Balanced             $129,323 $129,743 $118,006
-------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------

                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person
                                     within each category below and the total assets in the
                                     accounts managed within each category below
                               --------------------------------------------------------------
                                 Registered               Other Pooled
                                 Investment                Investment           Other
                                  Companies                 Vehicles          Accounts
                               --------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number   Total    Number   Total
        of the Adviser named      of            Assets      of     Assets     of     Assets
        in the prospectus      Accounts         ($MM)    Accounts  ($MM)   Accounts  ($MM)
---------------------------------------------------------------------------------------------
Judith A. DeVivo                  17            16,161      10      596       67     16,261
---------------------------------------------------------------------------------------------

                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with
                                     respect to which the advisory fee is based on the
                                     performance of the account
                               --------------------------------------------------------------
                                 Registered
                                 Investment              Other Pooled           Other
                                  Companies            Investment Vehicles     Accounts
                               --------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number         Total    Number     Total    Number    Total
        of the Adviser named      of           Assets     of       Assets     of      Assets
        in the prospectus      Accounts        ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------
Judith A. DeVivo                  --             --       --         --       --        --
---------------------------------------------------------------------------------------------

For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York.

-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------

                                  (a)(2)For each person identified in column (a)(1), the
                                        number of other accounts of the Advisor managed by
                                        the person within each category below and the total
                                        assets in the accounts managed within each category
                                        below
                                  ----------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment         Other
                                     Companies                 Vehicles        Accounts
                                  ----------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number            Total   Number  Total   Number  Total
        of the Adviser named         of              Assets    of    Assets    of    Assets
        in the Fund prospectus    Accounts           ($MM)  Accounts ($MM)  Accounts ($MM)
--------------------------------------------------------------------------------------------
John H. Fogarty                      6               3,314     3       11      12     345
--------------------------------------------------------------------------------------------

                                  (a)(3)For each of the categories in column (a)(2), the
                                        number of accounts and the total assets in the
                                        accounts with respect to which the advisory fee is
                                        based on the performance of the account

                                  --------------------------------------------------------
                                    Registered             Other Pooled
                                    Investment              Investment         Other
                                     Companies               Vehicles         Accounts
                                  --------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total   Number  Total   Number   Total
        of the Adviser named         of            Assets    of    Assets    of     Assets
        in the Fund prospectus    Accounts         ($MM)  Accounts ($MM)   Accounts ($MM)
------------------------------------------------------------------------------------------
John H. Fogarty                      --              --      --      --      --       --
------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

John H. Fogarty -- Senior Vice President, US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------

                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person within each category below and the total assets in the accounts
                                      managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Alison Martier                     53             9,590      42         190      65       6,026
-------------------------------------------------------------------------------------------------
Joshua Lisser                      17            16,212      10         596      67      16,261
-------------------------------------------------------------------------------------------------
Greg Wilensky                     105            10,841      61         218      68       6,102
-------------------------------------------------------------------------------------------------
Shawn Keegan                       93            10,374      85      14,277     192      58,231
-------------------------------------------------------------------------------------------------

                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Alison Martier                     --               --        --         --         1         137
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --        --         --        --          --
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --        --         --         1         137
---------------------------------------------------------------------------------------------------
Shawn Keegan                       --               --        --         --         4       2,486
---------------------------------------------------------------------------------------------------

For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------------
                                                 $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER             NONE    $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------------
Alison Martier                 X/(1)/
--------------------------------------------------------------------------------------------------
Joshua Lisser                  X
--------------------------------------------------------------------------------------------------
Shawn Keegan                   X
--------------------------------------------------------------------------------------------------
Greg Wilensky                  X
--------------------------------------------------------------------------------------------------

(1) Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in the AXA Equitable Savings and Investment Plan and owns shares as follows:
     13,339.6006 shares in the AXA Target 2020.

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team.
Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder.
Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO-Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager -- US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including ''Is There a Better Way to Rebalance?,''''Emerging Markets: Managing the Impact of High Costs,''''After the Fall: The Case for Emerging Markets Revisited,'' and more recently ''Is there a better way to fix benchmarks'' and ''The future of Defined Contribution Pension Plans.'' Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001.
Mr. Rudden has published numerous articles and research papers including, ''What It Means to be a Value Investor'', ''An Integrated Approach to Asset Allocation" (with Seth Masters) and ''Taking the Risk out of Defined Benefit Pension Plans: The Lure of LDI'' (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder.
Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein
Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.




 DIRECTORS



--------------------------------------------------------------------------------
                                        BUSINESS EXPERIENCE WITHIN PAST FIVE
  NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
--------------------------------------------------------------------------------
Henri de Castries                       Director, MONY Life and MONY America
AXA                                     (since July 2004); Director of AXA
25, Avenue Matignon                     Equitable (since September 1993);
75008 Paris, France                     Chairman of the Board of AXA Financial
                                        (since April 1998); Vice Chairman
                                        (February 1996 to April 1998). Chairman
                                        and Chief Executive Officer of AXA
                                        since April 2010; prior thereto,
                                        Chairman of the Management Board (May
                                        2000 to April 2010) and Chief Executive
                                        Officer of AXA (January 2000 to May
                                        2002); Vice Chairman of AXA's
                                        Management Board (January 2000 to May
                                        2001). Director or officer of various
                                        subsidiaries and affiliates of the AXA
                                        Group. Director of AllianceBernstein
                                        Corporation, the general partner of
                                        AllianceBernstein Holding and
                                        AllianceBernstein. Director of Nestle
                                        S.A. since April 2012.
--------------------------------------------------------------------------------

Denis Duverne                           Director, MONY Life and MONY America
AXA                                     (since July 2004); Director of AXA
25, Avenue Matignon                     Equitable (since February 1998). Member
75008 Paris, France                     of AXA's Board of Directors and Deputy
                                        Chief Executive Officer (since April
                                        2010); prior thereto, Member of the AXA
                                        Management Board (February 2003 to
                                        April 2010) and Chief Financial Officer
                                        (May 2003 through December 2009), prior
                                        thereto, Executive Vice President,
                                        Finance, Control and Strategy, AXA
                                        (January 2000 to May 2003); prior
                                        thereto Senior Executive Vice
                                        President, International
                                        (US-UK-Benelux) AXA (January 1997 to
                                        January 2000); Member of the AXA
                                        Executive Committee (since January
                                        2000); Director, AXA Financial (since
                                        November 2003), AllianceBernstein
                                        (since February 1996) and various AXA
                                        affiliated companies. Former Director
                                        of DLJ (February 1997 to November 2000).
--------------------------------------------------------------------------------

Ramon de Oliveira                       Director of AXA Financial, AXA
Investment Audit Practice, LLC          Equitable, MONY Life and MONY America
70 South Fifth Street                   since May 2011. Since April 2010, Mr.
Park Ridge, NJ 07656                    de Oliveira has been a member of AXA's
                                        Board of Directors, where he serves on
                                        the Finance Committee (Chair) and Audit
                                        Committee, and from April 2009 to May
                                        2010, he was a member AXA's Supervisory
                                        Board. He is currently the Managing
                                        Director of the consulting firm
                                        Investment Audit Practice, LLC, based
                                        in New York, NY. From 2002 and 2006,
                                        Mr. de Oliveira was an adjunct
                                        professor of Finance at Columbia
                                        University. Prior thereto, starting in
                                        1977, he spent 24 years at JP Morgan &
                                        Co. where he was Chairman and Chief
                                        Executive Officer of JP Morgan
                                        Investment Management and was also a
                                        member of the firm's Management
                                        Committee since its inception in 1995.
                                        Upon the merger with Chase Manhattan
                                        Bank in 2001, Mr. de Oliveira was the
                                        only executive from JP Morgan & Co.
                                        asked to join the Executive Committee
                                        of the new firm with operating
                                        responsibilities. Mr. de Oliveira is
                                        currently a member of the Board of
                                        Directors of Investment Audit Practice,
                                        LLC, the Kauffman Foundation, Fonds de
                                        Dotation du Louvre, Tattinger-Kobrand,
                                        Quilvest SA and The Red Cross.
                                        Previously he was a Director of JP
                                        Morgan Suisse, American Century
                                        Company, Inc., SunGard Data Systems and
                                        The Hartford Insurance Company.
--------------------------------------------------------------------------------

Andrew J. McMahon                       Director (since May 2011) and President
                                        (since January 2011), AXA Equitable and
                                        AXA Equitable Financial Services, LLC;
                                        prior thereto, Senior Executive Vice
                                        President and President, Financial
                                        Protection and Wealth Management
                                        (January 2010 to January 2011);
                                        Executive Vice President (September
                                        2005 to January 2010); Senior Vice
                                        President (March 2005 to September
                                        2005). Director (since May 2011),
                                        Senior Executive Vice President (since
                                        February 2011) and President, Financial
                                        Protection and Wealth Management (May
                                        2010 to January 2011), AXA Financial,
                                        Inc.; prior thereto, President [on an
                                        interim basis] (January 2011 to
                                        February 2011). Director (since May
                                        2011) and President (since January
                                        2011), MONY Life and MONY America;
                                        prior thereto, Senior Executive Vice
                                        President and President, Financial
                                        Protection and Wealth Management (May
                                        2010 to January 2011); Executive Vice
                                        President (September 2005 to May 2010);
                                        Director (since February 2008),
                                        Financial Marketing Agency, Inc.
                                        Director and Chief Financial Protection
                                        & Wealth Management Officer (since
                                        March 2010), AXA Distributors, LLC.
                                        Director (since March 2010) and Member
                                        of the Audit Committee (since June
                                        2010), U.S. Financial Life Insurance
                                        Company. Director (since February 2007)
                                        and Chief Financial Protection & Wealth
                                        Management Officer (since March 2010),
                                        AXA Advisors, LLC. Director (since
                                        December 2005) and Chairman of the
                                        Board (since July 2007), AXA Network,
                                        LLC. Director (since April 2012),
                                        AllianceBernstein Corporation. Director
                                        (since July 2011), AXA Distributors
                                        Holding Corporation. Director (since
                                        March 2011), AXA Equitable Life and
                                        Annuity Company.
--------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
                                        BUSINESS EXPERIENCE WITHIN PAST FIVE
  NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
--------------------------------------------------------------------------------
Danny L. Hale                           Director of AXA Financial, AXA
900 20th Avenue South, Unit 1411        Equitable, MONY Life and MONY America
Nashville, TN 37212                     since May 2010. From January 2003 to
                                        March 2008, served as Senior Vice
                                        President and Chief Financial Officer
                                        of The Allstate Corporation. Prior to
                                        joining The Allstate Corporation in
                                        January 2003, Executive Vice President
                                        and Chief Financial Officer of the
                                        Promus Hotel Corporation until its
                                        acquisition by the Hilton Hotels Group
                                        in 1999. Executive Vice President and
                                        Chief Financial Officer of USF&G
                                        Corporation from 1993 to 1998.
--------------------------------------------------------------------------------

Richard C. Vaughan                      Director of AXA Financial, AXA
764 Lynnmore Lane                       Equitable, MONY Life and MONY America
Naples, FL 34108                        since May 2010. Executive Vice
                                        President and Chief Financial Officer
                                        of Lincoln Financial Group (1995 to May
                                        2005); prior thereto, Chief Financial
                                        Officer (June 1992 to 1995); Senior
                                        Vice President and Chief Financial
                                        Officer of Employee Benefits Division
                                        (July 1990 to 1995). Member of the
                                        Board of Directors of MBIA Inc, serving
                                        on the Audit Committee (Chair),
                                        Compensation and Governance Committee
                                        and Executive Committee.
--------------------------------------------------------------------------------

Charlynn Goins                          Director of AXA Financial, Inc., AXA
30 Beekman Place                        Equitable, MONY Life and MONY America
Apt. 8A                                 (since September 2006). Chairman of the
New York, NY 10022                      Board (Distribution Committee) of The
                                        New York Community Trust (since July
                                        2008); prior thereto, Vice Chairman of
                                        the Board (Distribution Committee) of
                                        The New York Community Trust (June 2008
                                        to July 2008). Formerly, Chairperson of
                                        the Board of the New York City Health
                                        and Hospitals Corporation (June 2004 to
                                        September 2008). Prior thereto,
                                        Independent Trustee of the Mainstay
                                        Funds, c/o New York Life Insurance
                                        Company's family of mutual funds (March
                                        2001 to July 2006). Member of the
                                        Distribution Committee of The New York
                                        Community Trust (since June 2002); a
                                        former member of the Board of Trustees
                                        of the Brooklyn Museum; Member of the
                                        Council on Foreign Relations (since
                                        1991). Member of the Board of Directors
                                        of Fannie Mae (since December 2008).
                                        Director, NYC Global Partners, Inc.
                                        (since September 2011).
--------------------------------------------------------------------------------

Anthony J. Hamilton                     Director of AXA Financial, Inc. (since
AXA UK plc                              December 1995). Director of AXA
5 Old Broad Street                      Equitable, MONY Life and MONY America
London, England EC2N 1AD                (since May 2006). Non-executive
                                        Chairman of AXA UK plc (since 1997).
                                        Prior thereto, Chief Executive Officer
                                        (1978 to October 2002) and Director
                                        (March 1978 to December 2004) of
                                        Fox-Pitt, Kelton Group Limited.
                                        Currently, Chairman of the Remuneration
                                        and Nomination Committee of AXA UK plc;
                                        Member of AXA's Board of Directors
                                        since April 2010 and is currently
                                        Chairman of AXA's Audit Committee and a
                                        Member of AXA's Compensation and Human
                                        Resources Committee; prior thereto,
                                        Member of the Supervisory Board and
                                        Chairman of the Audit Committee and
                                        Member of the Compensation Committee of
                                        AXA (1997 to April 2010); Former
                                        Director of Binley Limited (1994 to
                                        2009); Director of TAWA plc (since
                                        2004); Former Member of the Board of
                                        Governors of Club de Golf Valderrama
                                        (2006 to 2011).
--------------------------------------------------------------------------------

Lorie A. Slutsky                        Director of AXA Financial, Inc., AXA
The New York Community Trust            Equitable, MONY Life and MONY America
909 Third Avenue                        (since September 2006). President of
New York, NY 10022                      The New York Community Trust (since
                                        1990). Prior thereto, Executive Vice
                                        President of The New York Community
                                        Trust (1987 to 1990). Director and
                                        Chairperson of Corporate Governance
                                        Committee and Member of Executive and
                                        Compensation Committees of
                                        AllianceBernstein Corporation (since
                                        July 2002); Former Director and
                                        Chairman of the Board of BoardSource,
                                        Co-Chairperson of Panel on the
                                        Nonprofit Sector, Trustee of The New
                                        School University. Chairman of the
                                        Board of Governors of the Milano School
                                        of Management & Urban Policy (The New
                                        School) (since September 2003).
--------------------------------------------------------------------------------

Ezra Suleiman                           Director of AXA Financial, Inc., AXA
Princeton University                    Equitable, MONY Life and MONY America
Corwin Hall                             (since May 2006). Professor of Politics
Princeton, NJ 08544                     and IBM Professor of International
                                        Studies. Formerly, Director, Program in
                                        European Studies at Princeton
                                        University (September 1979 to 2008).
                                        Currently a member of AXA's Board of
                                        Directors since April 2010; prior
                                        thereto, Member of AXA's Supervisory
                                        Board (April 2003 to April 2010).
                                        Currently, President of the Advisory
                                        Board of Institut Montaigne; Member of
                                        the Editorial Board of Comparative
                                        Politics, Editorial Committee of La
                                        Revue des Deux Mondes and Politique
                                        Americaine; Member of HEC International
                                        Advisory Board; Chairman of the
                                        Scientific Board of AXA.
--------------------------------------------------------------------------------

Peter S. Kraus                          Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation           Equitable, MONY Life and MONY America
1345 Avenue of the Americas             (since February 2009). Director,
New York, NY 10105                      Chairman of the Board and Chief
                                        Executive Officer of AllianceBernstein
                                        Corporation (since December 2008).
                                        Prior thereto, Executive Vice President
                                        of Merrill Lynch & Co. (September 2008
                                        to December 2008). Prior thereto,
                                        Co-Head, Investment Management Division
                                        of Goldman Sachs Group, Inc. (March
                                        1986 to March 2008); also held the
                                        following positions: Co-Head of the
                                        Financial Institutions Group Tokyo
                                        (1990-1996). Currently, Director of
                                        Keewaydin Camp; Chairman of the
                                        Investment Committee of Trinity
                                        College; Chairman of the Board of
                                        California Institute of the Arts; and
                                        Co-Chair of Friends of the Carnegie
                                        International.
--------------------------------------------------------------------------------

 OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY
                                       America. Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President
                                       (since January 2011), AXA America
                                       Holdings, Inc. Director (since February
                                       2011), AllianceBernstein Corporation.
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
8 Highcroft Lane                       Equitable, MONY Life and MONY America
Malverne, PA 19355                     since May 2012. From 2006 to December
                                       2011, Ms. Fallon-Walsh served as Head
                                       of Institutional Retirement Plan
                                       Services at The Vanguard Group, Inc.
                                       ("Vanguard"). Ms. Fallon-Walsh joined
                                       Vanguard in 1995 and prior to becoming
                                       the Head of Institutional Retirement
                                       Plan Services, Ms. Fallon-Walsh served
                                       in several executive positions. Prior
                                       to joining Vanguard, Ms. Fallon-Walsh
                                       served as Executive Vice President, Bay
                                       Area Region and LA Gold Coast Region at
                                       Bank of America Corporation from 1992
                                       to 1995. From 1981 to 1992, Ms.
                                       Fallon-Walsh held several management
                                       positions at Security Pacific
                                       Corporation, which was acquired by Bank
                                       of America in 1992. Ms. Fallon-Walsh
                                       has been a member of the Main Line
                                       Chamber of Commerce Board of Directors
                                       and Executive Committee, the Business
                                       and Advisory Council for Widener
                                       University and served on the Board of
                                       Trustees and Executive Committee of the
                                       Employee Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
7129 Fairway Vista Drive               Equitable, MONY Life and MONY America
Charlotte, NC 28226                    since May 2012. From June 2010 to
                                       December 2011, Mr. Scott served as
                                       President, U.S. Commercial of CIGNA
                                       Corporation. Prior thereto, he served
                                       as Executive Vice President of
                                       TIAA-CREF from 2000 to June 2010 and as
                                       President and Chief Executive Officer
                                       of TIAA-CREF Life Insurance Company
                                       from 2000 to 2007. Mr. Scott is a
                                       member of the Board of Directors of
                                       Becton, Dickinson and Company, where he
                                       serves on the Audit Committee and
                                       Compensation and Benefits Committee.
-------------------------------------------------------------------------------
 OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc., AXA
                                       Equitable Financial Services, LLC, AXA
                                       Equitable, MONY Life and MONY America.
                                       Senior Executive Vice President, Head
                                       of Human Resources (2005 to February
                                       2011), UniCredit Group. Vice President,
                                       Human Resources (2001 to 2004), General
                                       Electric. Director (since March 2011),
                                       MONY Assets Corp.
-------------------------------------------------------------------------------

Bertrand Poupart-Lafarge               Executive Vice President, Chief
                                       Investment Officer and Treasurer (since
                                       November 2011), AXA Financial, Inc.,
                                       AXA Equitable Financial Services, LLC,
                                       AXA Equitable, MONY Life and MONY
                                       America. Executive Vice President and
                                       Chief Financial Officer, AXA Canada
                                       (April 2010 through October 2011. Chief
                                       Account Officer, AXA France (1997 to
                                       March 2010). Corporate Finance Analyst,
                                       AXA Real Estate (1996 to 1997). Foreign
                                       Exchange Desk, Sales, Morgan Stanley
                                       (1993 to 1996). Director, Executive
                                       Vice President, Chief Investment
                                       Officer, Treasurer and Member of Audit
                                       Committee (since December 2011), AXA
                                       Equitable Life and Annuity Company and
                                       U.S. Financial Life Insurance Company.
                                       Executive Vice President and Treasurer
                                       (since December 2011), AXA America
                                       Holdings, Inc.
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Vice President (since
                                       September 2011) and Chief Accounting
                                       Officer, AXA Financial, Inc. (since May
                                       2012), AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life
                                       and MONY America. Prior thereto, Senior
                                       Vice President (May 2008 to September
                                       2011); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008). From
                                       1989 to 1996, managed financial and
                                       operational audits of large life
                                       insurance companies at
                                       PricewaterhouseCoopers LLP.
-------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Anders B. Malmstrom                    Senior Executive Vice President and Chief
                                       Financial Officer (since June 2012), AXA
                                       Financial, Inc., AXA Equitable, MONY Life and
                                       MONY America. Director, Senior Executive Vice
                                       President and Chief Financial Officer (since June
                                       2012), AXA Equitable Financial Services, LLC.
                                       Prior to joining AXA Equitable, Mr. Malmstrom was
                                       a member of the Executive Board and served as the
                                       Head of the Life Business at AXA Winterthur.
                                       Prior to joining AXA Winterthur in January 2009,
                                       Mr. Malmstrom was a Senior Vice President at
                                       Swiss Life, where he was also a member of the
                                       Management Committee. Mr. Malmstrom joined Swiss
                                       Life in 1997, and held several positions of
                                       increasing responsibility during his tenure.
                                       Director (since July 2012), 1740 Advisers, Inc.
                                       Director, Chairman, President and Chief Executive
                                       Officer (since July 2012), ACMC, LLC. Director
                                       (July 2012), AXA Advisors, LLC. Director and
                                       Senior Executive Vice President (since July
                                       2012), AXA America Holdings, Inc. Director and
                                       Chairman; Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director, Chairman of the
                                       Board and Chief Executive Officer (since July
                                       2012), AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman of the
                                       Board (since August 2012); Member of the Audit
                                       Committee (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and Chairman
                                       of the Board (since July 2012), AXA RE Arizona
                                       Company. Director and Chairman (since July 2012),
                                       Financial Marketing Agency, Inc. Director (since
                                       July 2012), Chairman of the Board, President and
                                       Chief Executive Officer (since August 2012), MONY
                                       Financial Services, Inc. Director (since July
                                       2012), MONY Financial Resources of the Americas
                                       Limited. Director (since July 2012), MONY
                                       International Holdings, LLC. Director and
                                       Chairman; Member of the Audit Committee
                                       (Chairman) (since July 2012), U.S. Financial Life
                                       Insurance Company.
-----------------------------------------------------------------------------------------

Dave S. Hattem                         Executive Vice President (since May 2012) and
                                       General Counsel (since February 2010), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC; prior thereto, Senior Vice President
                                       (September 1999 to May 2012) and General Counsel
                                       (February 2010 to present); Senior Vice President
                                       (September 1999 to May 2012) and Deputy General
                                       Counsel (May 2004 to February 2010); Associate
                                       General Counsel (September 1999 to May 2004).
                                       Executive Vice President and General Counsel
                                       (since May 2012), AXA Financial, Inc.; prior
                                       thereto, Senior Vice President and Deputy General
                                       Counsel (September 2008 to May 2012). Executive
                                       Vice President and General Counsel (since May
                                       2012), MONY Life, MONY America and MONY Financial
                                       Services, Inc.; prior thereto, Senior Vice
                                       President and Deputy General Counsel (July 2004
                                       to May 2012). Executive Vice President (since
                                       July 2012) and General Counsel (since December
                                       2010), AXA Equitable Life and Annuity Company;
                                       prior thereto, Senior Vice President (August 2008
                                       to July 2012) and Deputy General Counsel (August
                                       2008 to December 2010).
-----------------------------------------------------------------------------------------

Karen Field Hazin                      Vice President, Secretary and Associate General
                                       Counsel (since June 2005), MONY Life, MONY
                                       America and AXA Equitable Financial Services,
                                       LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable;
                                       prior thereto, Counsel (April 2005 to June 2005),
                                       Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to
                                       December 2001). Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable
                                       Life and Annuity Company. Vice President,
                                       Secretary and Associate General Counsel (since
                                       June 2005), AXA Distribution Holding Corporation.
-----------------------------------------------------------------------------------------

Charles A. Marino                      Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC, prior thereto, Senior Vice President
                                       (September 2000 to September 2006), Actuary (May
                                       1998 to September 2005), Vice President (May 1998
                                       to September 2000), Assistant Vice President
                                       (October 1991 to May 1998); Executive Vice
                                       President (since September 2006) and Chief
                                       Actuary (since September 2005), MONY Life and
                                       MONY America, prior thereto, Senior Vice
                                       President (July 2004 to September 2006);
                                       Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), prior
                                       thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to
                                       September 2005). Director (since December 2003),
                                       Executive Vice President and Chief Financial
                                       Officer (since June 2012), AXA RE Arizona Company
                                       F/K/A AXA Financial (Bermuda) Ltd. Director
                                       (since December 2006), President, Chief Executive
                                       Officer and Chief Financial Officer (since March
                                       2010), AXA Equitable Life and Annuity Company;
                                       prior thereto, Senior Vice President and
                                       Appointed Actuary (May 2007 to March 2010).
                                       Director (since May 2007), President (since
                                       January 2008), Chief Executive Officer and Chief
                                       Financial Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior thereto,
                                       Senior Vice President (December 2004 to January
                                       2008) and Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and Actuary (since
                                       April 2004). Director (since May 2007), Financial
                                       Marketing Agency, Inc.
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Kevin E. Murray                        Executive Vice President and Chief Information
                                       Officer (February 2005 to November 2010) of MONY
                                       Life and MONY America. Executive Vice President
                                       (since February 2005) and Chief Information
                                       Officer (February 2005 to November 2010); prior
                                       thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice
                                       President (September 2004 to February 2005) of
                                       AXA Equitable Financial Services, LLC. Senior
                                       Vice President / Group Chief Information Officer
                                       (1996 to September 2004) of AIG.
-----------------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance Officer
                                       (February 2005 to present) and Deputy General
                                       Counsel (February 2010 to present) of MONY Life
                                       and MONY America. Senior Vice President, Chief
                                       Compliance Officer (February 2005 to present),
                                       and Deputy General Counsel (February 2010 to
                                       present) AXA Equitable and AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and
                                       Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable
                                       Financial Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Counsel (2000 to
                                       February 2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation Counsel (1990
                                       to 2000).
-----------------------------------------------------------------------------------------

Mary Fernald                           Senior Vice President and Chief Underwriting
                                       Officer of AXA Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY America
                                       (September 2008 to present); Senior Vice
                                       President, Chief Underwriter of Scottish Re (2000
                                       to September 2008).
-----------------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Vice President and President,
                                       Retirement Savings (since February 2011), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director and Member of the Audit
                                       Committee (since February 2011), U.S. Financial
                                       Life Insurance Company and AXA Equitable Life and
                                       Annuity Company. Director and Chief Retirement
                                       Savings Officer (since February 2011), AXA
                                       Advisors, LLC. Director (since November 2008) and
                                       Member of the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board, President, Chief Executive
                                       Officer and Chief Retirement Savings Officer
                                       (since February 2011), AXA Distributors, LLC.
                                       Head of Global Strategy & Business Support and
                                       Development (June 2008 to January 2011), AXA SA.
                                       Senior Vice President of Retail Distribution
                                       Business Platforms (February 2006 to June 2008),
                                       AXA Equitable; prior thereto, Vice President (May
                                       2005 to February 2006).
-----------------------------------------------------------------------------------------

David W. O'Leary                       Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America; prior thereto,
                                       Head of the Financial Protection Unit (July 2010
                                       to September 2010). Executive Vice President and
                                       Chief Operating Officer (September 2006 to June
                                       2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August
                                       2006), Mass Mutual Financial Group.
-----------------------------------------------------------------------------------------

Robert O. (Bucky) Wright               Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Director (since
                                       July 2010), Chairman of the Board (since May
                                       2012) and Chief Sales Officer (since September
                                       2009), AXA Advisors, LLC. Executive Vice
                                       President (since April 2011) and Chief Sales
                                       Officer (since April 2010), AXA Network, LLC.
                                       Director (July 2010 to May 2012), MONY Brokerage,
                                       Inc. Director (July 2004 to June 2012) and
                                       Chairman of the Board (August 2004 to June 2012),
                                       MONY Securities Corporation. Senior Vice
                                       President and Chief Agency Officer and various
                                       positions (1976 to July 2004), MONY Life.
-----------------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Vice President and Chief
                                       Marketing Officer (since February 2012), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director (since July 2012), AXA
                                       Advisors, LLC. Executive Vice President and Chief
                                       Innovation Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President and Chief
                                       Marketing Officer, Reader's Digest Association
                                       (June 2009 to May 2010); Executive Vice
                                       President, Citigroup (June 2000 to February
                                       2009); Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July 1998 to
                                       May 2000); Vice President, American Express
                                       (October 1985 to July 1998).
-----------------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2010..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2010....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2010.......................... FSA-15
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2010.................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010..................................... FSA-18
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2010.......................... FSA-26
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2010................... FSA-27
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010..................................... FSA-29
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2010......................... FSA-31
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2010................... FSA-39
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-46
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-59
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2011 and 2010....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-3
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-7
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................    F-9
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

As discussed in Note 9, the financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled) and 3 (Pooled) as of and for the periods ended December
31, 2008 through December 31, 2010 have been restated to correct a misstatement.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                  FSA-1  e13400

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $18,292,536)....................... $19,089,716
  Preferred Stocks -- at value (cost: $41,460)........................      44,989
  Long-term debt securities -- at value (amortized cost: $11,187,243).  11,493,113
  Short-term debt securities -- at value (amortized cost: $886,379)...     886,379
Cash..................................................................     100,000
Foreign cash (cost: $48,642)..........................................      48,674
Interest and dividends receivable.....................................     410,254
Fees receivable from Contractowners...................................       7,772
                                                                       -----------
   Total assets.......................................................  32,080,897
                                                                       -----------

LIABILITIES:
Payable for investments securities purchased..........................     660,558
Due to AXA Equitable's General Account................................     546,184
Accrued custody and bank fees.........................................      10,675
Administrative fees payable...........................................      20,818
Asset management fee payable..........................................      19,476
Accrued expenses......................................................       2,024
                                                                       -----------
   Total liabilities..................................................   1,259,735
                                                                       -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.......... $30,821,162
                                                                       ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.          108      $23,414.58
RIA...........       15,438          214.40
MRP...........      479,164           51.32
EPP...........        1,820          224.07

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
  Dividend (net of foreign taxes withheld of $32,897)...................................................... $   528,400
  Interest.................................................................................................     479,263
                                                                                                            -----------
   Total investment income.................................................................................   1,007,663
                                                                                                            -----------

EXPENSES (NOTE 7):
  Asset management fees....................................................................................    (149,887)
  Custody and bank fees....................................................................................     (42,774)
  Other operating expense charges..........................................................................      (2,649)
                                                                                                            -----------
   Total expenses..........................................................................................    (195,310)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     812,353
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   2,131,625
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (2,728,215)
                                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS..........................    (596,590)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $   215,763
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2011
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................   $    812,353
  Net realized gain on investments and foreign currency transactions.......................................      2,131,625
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................     (2,728,215)
                                                                                                              ------------
  Net increase in assets attributable to operations........................................................        215,763
                                                                                                              ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      2,837,446
  Withdrawals..............................................................................................    (13,172,566)
  Assets management fees (Note 7)..........................................................................       (129,680)
  Administrative fees (Note 7).............................................................................       (273,869)
                                                                                                              ------------

  Net decrease in net assets attributable to contractowner transactions....................................    (10,738,669)
                                                                                                              ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................................    (10,522,906)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     41,344,068
                                                                                                              ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................   $ 30,821,162
                                                                                                              ============

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2010
                                                                                                              AS RESTATED*
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................    $ 1,274,508
  Net realized gain on investments and foreign currency transactions.......................................        713,487
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................      1,935,107
                                                                                                               -----------
  Net increase in assets attributable to operations........................................................      3,923,102
                                                                                                               -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      3,331,173
  Withdrawals..............................................................................................     (5,556,163)
  Assets management fees (Note 7)..........................................................................       (157,129)
  Administrative fees (Note 7).............................................................................       (323,121)
                                                                                                               -----------

  Net decrease in net assets attributable to contractowner transactions....................................     (2,705,240)
                                                                                                               -----------

INCREASE (DECREASE) IN NET ASSETS..........................................................................      1,217,862
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     40,126,206
                                                                                                               -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................    $41,344,068
                                                                                                               ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 61.9%
HEALTH CARE -- 10.3%
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.......................................    134 $      8,604
Gilead Sciences, Inc./(a)/.......................  2,000       81,860
                                                         ------------
                                                               90,464
                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
Ansell Ltd.......................................  2,400       35,718
Baxter International, Inc........................    700       34,636
Boston Scientific Corp./(a)/.....................  9,500       50,730
Covidien PLC.....................................  1,105       49,736
CR Bard, Inc.....................................    580       49,590
Getinge AB.......................................  1,950       49,502
Sorin SpA/(a)/................................... 18,300       28,111
                                                         ------------
                                                              298,023
                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
Aetna, Inc.......................................  1,380       58,222
Express Scripts, Inc. -- Class A/(a)/............    730       32,624
Health Net, Inc./(a)/............................    700       21,294
McKesson Corp....................................    650       50,642
Medco Health Solutions, Inc./(a)/................    500       27,950
UnitedHealth Group, Inc..........................  1,440       72,979
WellPoint, Inc...................................  1,100       72,875
                                                         ------------
                                                              336,586
                                                         ------------
PHARMACEUTICALS -- 7.9%
Abbott Laboratories..............................    440       24,741
AstraZeneca PLC..................................  3,420      158,089
Bayer AG.........................................    800       51,245
Bristol-Myers Squibb Co..........................  1,500       52,860
Eli Lilly & Co...................................  1,100       45,716
Forest Laboratories, Inc./(a)/...................  1,760       53,258
GlaxoSmithKline PLC..............................    990       22,574
Johnson & Johnson................................  1,620      106,240
Merck & Co., Inc.................................  2,494       94,024
Novartis AG......................................    695       39,858
Novo Nordisk A/S -- Class B......................    450       51,859
Pfizer, Inc......................................  7,024      151,999
Roche Holding AG.................................    505       85,788
Sanofi...........................................  1,200       87,981
Shire PLC........................................  1,130       39,300
Takeda Pharmaceutical Co., Ltd...................  1,000       43,943
Valeant Pharmaceuticals International, Inc./(a)/. 28,455    1,328,564
                                                         ------------
                                                            2,438,039
                                                         ------------
                                                            3,163,112
                                                         ------------
FINANCIALS -- 9.3%
CAPITAL MARKETS -- 0.8%
Bank of New York Mellon Corp. (The)..............  1,400       27,874
Deutsche Bank AG.................................  2,340       88,955
Goldman Sachs Group, Inc. (The)..................    860       77,770
Man Group PLC....................................  6,100       11,913
Morgan Stanley...................................  1,500       22,695
UBS AG/(a)/......................................  1,776       21,163
                                                         ------------
                                                              250,370
                                                         ------------
COMMERCIAL BANKS -- 4.1%
Australia & New Zealand Banking Group Ltd........  4,900      102,871
Banca Popolare di Milano Scarl...................  6,200        2,460

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Banco Bilbao Vizcaya Argentaria SA........  3,822 $     33,023
Banco Santander SA........................  6,757       51,201
Bank of Nova Scotia.......................    900       44,927
Bank of Queensland Ltd....................  3,700       27,623
Barclays PLC.............................. 30,550       83,726
Bendigo and Adelaide Bank Ltd.............  3,900       31,995
BNP Paribas SA............................    900       35,151
Canadian Imperial Bank of Commerce........    500       36,234
Commonwealth Bank of Australia............    700       35,244
Danske Bank A/S/(a)/......................  2,400       30,421
HSBC Holdings PLC......................... 16,260      124,218
Intesa Sanpaolo SpA.......................  9,500       15,870
KBC Groep NV..............................    800       10,033
Lloyds Banking Group PLC/(a)/............. 50,700       20,380
Mitsubishi UFJ Financial Group, Inc....... 24,400      103,337
National Australia Bank Ltd...............  1,740       41,547
Royal Bank of Canada......................  1,100       56,153
Societe Generale SA.......................  1,021       22,607
Standard Chartered PLC....................  2,530       55,377
Sumitomo Mitsui Financial Group, Inc......  1,000       27,744
Toronto-Dominion Bank (The)...............    800       59,938
US Bancorp................................  1,670       45,174
Wells Fargo & Co..........................  4,050      111,618
Westpac Banking Corp......................  3,300       67,525
                                                  ------------
                                                     1,276,397
                                                  ------------
CONSUMER FINANCE -- 0.1%
American Express Co.......................    855       40,330
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
Bank of America Corp......................  9,600       53,376
Citigroup, Inc............................  3,030       79,719
CME Group, Inc. -- Class A................    200       48,734
ING Groep NV/(a)/......................... 12,000       86,078
IntercontinentalExchange, Inc./(a)/.......    260       31,343
JPMorgan Chase & Co.......................  4,265      141,811
Mitsubishi UFJ Lease & Finance Co., Ltd...  1,180       46,723
Moody's Corp..............................  1,200       40,416
ORIX Corp.................................    600       49,484
Resolution Ltd............................ 23,360       91,128
SNS REAAL NV/(a)/.........................  3,700        8,064
                                                  ------------
                                                       676,876
                                                  ------------
INSURANCE -- 1.5%
Aegon NV/(a)/.............................  6,000       24,052
Allianz SE................................    700       67,054
Allstate Corp. (The)......................  2,080       57,013
Beazley PLC............................... 20,550       42,853
Irish Life & Permanent Group Holdings PLC.  5,360          167
Manulife Financial Corp...................  2,100       22,377
Muenchener Rueckversicherungs AG..........    200       24,582
Prudential PLC............................  4,090       40,496
Storebrand ASA............................  6,400       33,181
Suncorp Group Ltd.........................  2,200       18,848
Travelers Cos., Inc. (The)................  1,054       62,365
Zurich Financial Services AG/(a)/.........    250       56,580
                                                  ------------
                                                       449,568
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
British Land Co. PLC......................  7,690       55,233
GPT Group................................. 14,830       46,590

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                         SHARES U.S. $ VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
Land Securities Group PLC......................  5,155 $     50,880
                                                       ------------
                                                            152,703
                                                       ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Savills PLC....................................  5,300       26,991
                                                       ------------
                                                          2,873,235
                                                       ------------
ENERGY -- 7.4%

ENERGY EQUIPMENT & SERVICES -- 0.8%
Diamond Offshore Drilling, Inc.................    850       46,971
Fred Olsen Energy ASA..........................  1,750       58,794
Halliburton Co.................................  1,600       55,216
Petroleum Geo-Services ASA/(a)/................  2,000       21,844
Songa Offshore SE/(a)/......................... 16,000       48,824
Transocean Ltd./Switzerland....................    700       26,873
                                                       ------------
                                                            258,522
                                                       ------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
Afren PLC/(a)/................................. 20,800       27,696
Anadarko Petroleum Corp........................    600       45,798
BG Group PLC...................................  3,000       64,136
BP PLC......................................... 30,340      216,274
Canadian Natural Resources Ltd.................    400       14,987
Canadian Oil Sands Ltd.........................  2,650       60,508
Chevron Corp...................................  1,640      174,496
ConocoPhillips.................................  1,700      123,879
Devon Energy Corp..............................    550       34,100
ENI SpA........................................  1,994       41,235
Exxon Mobil Corp...............................  4,062      344,295
HollyFrontier Corp.............................  2,150       50,310
JX Holdings, Inc...............................  7,200       43,466
Marathon Oil Corp..............................  1,280       37,466
Marathon Petroleum Corp........................    640       21,306
Nexen, Inc. (Toronto)..........................  1,603       25,519
OMV AG.........................................  1,000       30,383
Repsol YPF SA..................................  2,180       66,899
Royal Dutch Shell PLC -- Class A (London)......  3,100      113,817
Royal Dutch Shell PLC -- Class A (Netherlands).  1,240       45,335
Royal Dutch Shell PLC -- Class B...............  4,410      167,866
Statoil ASA....................................  2,700       69,297
Suncor Energy, Inc. (Toronto)..................  2,760       79,635
Total SA.......................................  1,700       87,009
Valero Energy Corp.............................  2,570       54,099
                                                       ------------
                                                          2,039,811
                                                       ------------
                                                          2,298,333
                                                       ------------
INFORMATION TECHNOLOGY -- 7.3%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc.............................  4,400       79,552
Juniper Networks, Inc./(a)/....................  1,310       26,737
Nokia Oyj......................................  4,100       19,825
QUALCOMM, Inc..................................    675       36,922
Telefonaktiebolaget LM Ericsson -- Class B.....  2,025       20,615
                                                       ------------
                                                            183,651
                                                       ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc./(a)/...............................    654      264,870
Dell, Inc./(a)/................................  2,900       42,427
Hewlett-Packard Co.............................  2,880       74,189

COMPANY                                               SHARES U.S. $ VALUE
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
NetApp, Inc./(a)/....................................   600  $     21,762
Toshiba Corp......................................... 6,000        24,496
                                                             ------------
                                                                  427,744
                                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Corning, Inc......................................... 3,900        50,622
                                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
Google, Inc. -- Class A/(a)/.........................   155       100,115
                                                             ------------
IT SERVICES -- 1.6%
Accenture PLC........................................ 1,400        74,522
Cognizant Technology Solutions Corp. -- Class A/(a)/.   400        25,724
Computer Sciences Corp............................... 1,890        44,793
International Business Machines Corp................. 1,040       191,235
Nihon Unisys Ltd..................................... 4,400        27,954
Nomura Research Institute Ltd........................ 1,500        33,853
Visa, Inc. -- Class A................................   850        86,300
                                                             ------------
                                                                  484,381
                                                             ------------
OFFICE ELECTRONICS -- 0.1%
Canon, Inc...........................................   900        39,622
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Altera Corp.......................................... 1,510        56,021
Applied Materials, Inc............................... 3,300        35,343
ASML Holding NV...................................... 1,370        57,400
Broadcom Corp. -- Class A/(a)/....................... 1,200        35,232
Intel Corp........................................... 4,500       109,125
Lam Research Corp./(a)/.............................. 1,100        40,722
Marvell Technology Group Ltd......................... 2,800        38,780
Micron Technology, Inc./(a)/......................... 6,890        43,338
Sumco Corp./(a)/..................................... 4,300        31,666
Texas Instruments, Inc...............................   900        26,199
Xilinx, Inc.......................................... 1,620        51,937
                                                             ------------
                                                                  525,763
                                                             ------------
SOFTWARE -- 1.4%
Activision Blizzard, Inc.............................   100         1,232
Citrix Systems, Inc./(a)/............................   400        24,288
Intuit, Inc..........................................   710        37,339
Microsoft Corp....................................... 6,200       160,952
Oracle Corp.......................................... 2,440        62,586
Red Hat, Inc./(a)/...................................   800        33,032
Salesforce.com, Inc./(a)/............................   340        34,496
UBISOFT Entertainment/(a)/........................... 5,400        36,033
VMware, Inc. -- Class A/(a)/.........................   550        45,755
                                                             ------------
                                                                  435,713
                                                             ------------
                                                                2,247,611
                                                             ------------
CONSUMER STAPLES -- 6.8%

BEVERAGES -- 1.2%
Asahi Group Holdings Ltd............................. 3,200        70,225
Constellation Brands, Inc. -- Class A/(a)/........... 2,300        47,541
Diageo PLC........................................... 2,310        50,510
Kirin Holdings Co., Ltd.............................. 4,000        48,622
PepsiCo, Inc./NC..................................... 1,400        92,890
Pernod-Ricard SA.....................................   610        56,631
                                                             ------------
                                                                  366,419
                                                             ------------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                SHARES  U.S. $ VALUE
--------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.1%
CVS Caremark Corp.....................   1,100 $     44,858
Kroger Co. (The)......................   2,000       48,440
SUPERVALU, Inc........................   2,400       19,488
Tesco PLC.............................  10,500       65,744
Wal-Mart Stores, Inc..................   1,720      102,787
Walgreen Co...........................   2,070       68,434
                                               ------------
                                                    349,751
                                               ------------
FOOD PRODUCTS -- 2.3%
Bunge Ltd.............................     880       50,336
Campbell Soup Co......................   1,510       50,192
ConAgra Foods, Inc....................   2,000       52,800
Danone................................     700       44,059
Goodman Fielder Ltd...................  95,450       42,368
Kellogg Co............................   1,140       57,650
Mead Johnson Nutrition Co. -- Class A.     730       50,173
Nestle SA.............................   3,405      196,405
Premier Foods PLC/(a)/................ 149,200       13,455
Toyo Suisan Kaisha Ltd................   2,000       48,418
Tyson Foods, Inc. -- Class A..........   2,200       45,408
Unilever NV...........................   1,630       56,214
                                               ------------
                                                    707,478
                                               ------------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)......................     810       53,914
Kimberly-Clark Corp...................     700       51,492
Procter & Gamble Co. (The)............     810       54,035
                                               ------------
                                                    159,441
                                               ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc....................   2,880       50,313
Kao Corp..............................   1,000       27,297
                                               ------------
                                                     77,610
                                               ------------
TOBACCO -- 1.4%
British American Tobacco PLC..........   1,990       94,473
Imperial Tobacco Group PLC............   1,500       56,801
Japan Tobacco, Inc....................      20       94,087
Lorillard, Inc........................     390       44,460
Philip Morris International, Inc......   1,330      104,379
Swedish Match AB......................   1,460       51,920
                                               ------------
                                                    446,120
                                               ------------
                                                  2,106,819
                                               ------------
CONSUMER DISCRETIONARY -- 6.2%

AUTO COMPONENTS -- 0.6%
Bridgestone Corp......................   2,200       49,845
Johnson Controls, Inc.................   1,600       50,016
Lear Corp.............................     480       19,104
Magna International, Inc. -- Class A..     900       30,052
TRW Automotive Holdings Corp./(a)/....     900       29,340
                                               ------------
                                                    178,357
                                               ------------
AUTOMOBILES -- 0.5%
Bayerische Motoren Werke AG...........     400       26,820
Daimler AG............................     360       15,819
Fiat SpA..............................  10,208       46,731
Ford Motor Co./(a)/...................   3,100       33,356
General Motors Co./(a)/...............     694       14,067

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
AUTOMOBILES (CONTINUED)
Renault SA.................................    900 $     31,174
                                                   ------------
                                                        167,967
                                                   ------------
DISTRIBUTORS -- 0.2%
Li & Fung Ltd.............................. 20,000       36,852
Pacific Brands Ltd......................... 62,620       35,282
                                                   ------------
                                                         72,134
                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc.............................  3,060       49,970
                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp..............................    700       22,848
Carnival PLC...............................    930       30,677
Marriott International, Inc./DE -- Class A.  1,790       52,214
McDonald's Corp............................    852       85,481
Royal Caribbean Cruises Ltd................    900       22,293
Starbucks Corp.............................    800       36,808
William Hill PLC...........................  8,200       25,793
Yum! Brands, Inc...........................    400       23,604
                                                   ------------
                                                        299,718
                                                   ------------
HOUSEHOLD DURABLES -- 0.2%
Nexity SA..................................  1,310       29,639
Sony Corp..................................  1,200       21,646
                                                   ------------
                                                         51,285
                                                   ------------
INTERNET & CATALOG RETAIL -- 0.2%
Amazon.com, Inc./(a)/......................    105       18,176
Rakuten, Inc./(a)/.........................     30       32,288
                                                   ------------
                                                         50,464
                                                   ------------
MEDIA -- 1.4%
Fairfax Media Ltd.......................... 55,100       40,686
Gannett Co., Inc...........................  3,700       49,469
ITV PLC.................................... 18,900       19,981
McGraw-Hill Cos., Inc. (The)...............    690       31,029
News Corp. -- Class A......................  3,000       53,520
Promotora de Informaciones SA/(a)/......... 16,910       19,019
Time Warner Cable, Inc. -- Class A.........    970       61,663
Time Warner, Inc...........................    756       27,322
Viacom, Inc. -- Class B....................  1,100       49,951
Walt Disney Co. (The)......................  1,290       48,375
WPP PLC....................................  2,600       27,286
                                                   ------------
                                                        428,301
                                                   ------------
MULTILINE RETAIL -- 0.2%
Family Dollar Stores, Inc..................    855       49,299
                                                   ------------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc....................    700       48,741
AutoZone, Inc./(a)/........................    160       51,995
Fast Retailing Co., Ltd....................    200       36,395
GameStop Corp. -- Class A/(a)/.............  1,600       38,608
Gap, Inc. (The)............................  2,670       49,528
Home Depot, Inc. (The).....................  1,100       46,244
Inditex SA.................................    330       27,021
Limited Brands, Inc........................    830       33,491
Lowe's Cos., Inc...........................  1,580       40,100
Ross Stores, Inc...........................  1,180       56,085
Yamada Denki Co., Ltd......................    710       48,384
                                                   ------------
                                                        476,592
                                                   ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
NIKE, Inc. -- Class B....................    380 $     36,621
PVH Corp.................................    570       40,179
                                                 ------------
                                                       76,800
                                                 ------------
                                                    1,900,887
                                                 ------------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
General Dynamics Corp....................    950       63,089
Honeywell International, Inc.............    560       30,436
Northrop Grumman Corp....................  1,100       64,328
Rolls-Royce Holdings PLC/(a)/............  5,410       62,682
Saab AB..................................  3,400       70,466
Safran SA................................    850       25,497
United Technologies Corp.................    520       38,007
                                                 ------------
                                                      354,505
                                                 ------------
AIR FREIGHT & LOGISTICS -- 0.4%
FedEx Corp...............................    400       33,404
United Parcel Service, Inc. -- Class B...  1,280       93,683
                                                 ------------
                                                      127,087
                                                 ------------
AIRLINES -- 0.2%
Delta Air Lines, Inc./(a)/...............  3,600       29,124
Deutsche Lufthansa AG (REG)..............  2,130       25,412
                                                 ------------
                                                       54,536
                                                 ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  4,000       33,453
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd.............  5,000       48,018
Regus PLC................................ 35,926       47,113
                                                 ------------
                                                       95,131
                                                 ------------
CONSTRUCTION & ENGINEERING -- 0.1%
NRW Holdings Ltd......................... 16,000       42,346
                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co......................    600       27,954
Rockwell Automation, Inc.................  1,000       73,370
                                                 ------------
                                                      101,324
                                                 ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co....................................    500       40,865
General Electric Co......................  8,600      154,026
Siemens AG...............................    890       85,408
Tyco International Ltd...................  1,160       54,184
                                                 ------------
                                                      334,483
                                                 ------------
MACHINERY -- 1.1%
Bodycote PLC............................. 11,300       46,100
Caterpillar, Inc.........................    350       31,710
Concentric AB/(a)/.......................  4,600       26,687
Deere & Co...............................    220       17,017
Haldex AB................................  4,600       16,825
Illinois Tool Works, Inc.................    500       23,355
Ingersoll-Rand PLC.......................  1,607       48,965
MAN SE...................................    400       35,637
Mitsubishi Heavy Industries Ltd.......... 13,000       55,235
Nachi-Fujikoshi Corp..................... 11,000       48,537
                                                 ------------
                                                      350,068
                                                 ------------

COMPANY                                   SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL -- 0.5%
Canadian National Railway Co.............    680 $     53,525
Central Japan Railway Co.................      7       59,098
East Japan Railway Co....................    700       44,634
                                                 ------------
                                                      157,257
                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Mitsubishi Corp..........................  1,800       36,293
Mitsui & Co., Ltd........................  4,400       68,223
                                                 ------------
                                                      104,516
                                                 ------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%
Macquarie Atlas Roads Group/(a)/.........  5,900        8,162
                                                 ------------
                                                    1,762,868
                                                 ------------
MATERIALS -- 4.1%
CHEMICALS -- 1.8%
Agrium, Inc. (Toronto)...................    300       20,146
AZ Electronic Materials SA............... 13,600       50,786
BASF SE..................................    685       47,832
Clariant AG/(a)/.........................  1,100       10,848
Dow Chemical Co. (The)...................  1,750       50,330
Eastman Chemical Co......................  1,300       50,778
Incitec Pivot Ltd........................  4,200       13,365
JSR Corp.................................  2,400       44,250
K&S AG...................................    400       18,095
Koninklijke DSM NV.......................    900       41,725
Linde AG.................................    220       32,793
LyondellBasell Industries NV.............  1,050       34,115
Mitsubishi Gas Chemical Co., Inc.........  5,000       27,736
Monsanto Co..............................    550       38,538
Nippon Shokubai Co., Ltd.................  2,000       21,436
Potash Corp. of Saskatchewan, Inc........    900       37,220
                                                 ------------
                                                      539,993
                                                 ------------
CONSTRUCTION MATERIALS -- 0.1%
CRH PLC..................................  1,300       25,814
Fletcher Building Ltd....................  4,400       20,818
                                                 ------------
                                                       46,632
                                                 ------------
METALS & MINING -- 2.2%
African Minerals Ltd./(a)/...............  4,200       28,722
AK Steel Holding Corp....................  1,900       15,694
Alcoa, Inc...............................  2,900       25,085
Anglo American PLC.......................  1,050       38,815
Barrick Gold Corp........................  1,000       45,323
BHP Billiton Ltd.........................  1,793       63,439
BHP Billiton PLC.........................  3,130       91,572
Daido Steel Co., Ltd.....................  6,000       37,472
First Quantum Minerals Ltd...............  2,000       39,381
Freeport-McMoRan Copper & Gold, Inc......    750       27,592
Goldcorp, Inc............................    640       28,416
JFE Holdings, Inc........................  1,200       21,704
Lynas Corp., Ltd./(a)/................... 18,200       19,492
New Gold, Inc./(a)/......................  3,000       30,287
Rio Tinto Ltd............................    720       44,492
Rio Tinto PLC............................    666       32,555
Sumitomo Metal Mining Co., Ltd...........  3,000       38,422
Xstrata PLC..............................  3,286       50,065
                                                 ------------
                                                      678,528
                                                 ------------
                                                    1,265,153
                                                 ------------

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


COMPANY                                      SHARES U.S. $ VALUE
-------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc...................................  4,610 $    139,407
Chorus Ltd./(a)/............................  4,825       11,773
France Telecom SA...........................  1,400       21,978
Frontier Communications Corp................    600        3,090
Nippon Telegraph & Telephone Corp...........  1,600       81,488
Telecom Corp. of New Zealand Ltd............ 24,126       38,620
Telecom Italia SpA (ordinary shares)........ 33,800       36,236
Telecom Italia SpA (savings shares)......... 24,300       21,809
Telenor ASA.................................  3,140       51,493
Telstra Corp. Ltd........................... 10,790       36,783
Verizon Communications, Inc.................  1,220       48,946
Vivendi SA..................................  1,170       25,618
                                                    ------------
                                                         517,241
                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
NTT DoCoMo, Inc.............................     19       34,898
Vodafone Group PLC.......................... 67,800      189,168
                                                    ------------
                                                         224,066
                                                    ------------
                                                         741,307
                                                    ------------
UTILITIES -- 2.4%

ELECTRIC UTILITIES -- 0.8%
American Electric Power Co., Inc............  1,520       62,791
E.ON AG.....................................  3,050       65,926
Enel SpA....................................  6,212       25,276
Iberdrola SA................................  4,733       29,653
Scottish & Southern Energy PLC..............  3,070       61,497
Tokyo Electric Power Co., Inc. (The)/(a)/...  1,900        4,562
                                                    ------------
                                                         249,705
                                                    ------------
GAS UTILITIES -- 0.4%
Gas Natural SDG SA..........................  3,700       63,605
Tokyo Gas Co., Ltd.......................... 10,000       46,103
                                                    ------------
                                                         109,708
                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Drax Group PLC..............................  3,000       25,391
                                                    ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp.................................  1,540       51,020
CMS Energy Corp.............................  1,800       39,744
DTE Energy Co...............................  1,670       90,932
Integrys Energy Group, Inc..................    930       50,388
NiSource, Inc...............................  2,230       53,096
Public Service Enterprise Group, Inc........  1,830       60,407
                                                    ------------
                                                         345,587
                                                    ------------
                                                         730,391
                                                    ------------
Total Common Stocks
 (cost $18,292,536).........................          19,089,716
                                                    ------------

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.3%

MORTGAGE PASS-THROUGH'S -- 9.3%

AGENCY FIXED RATE 30-YEAR -- 8.2%
Federal Home Loan Mortgage Corp. Gold
  4.50%, 10/01/39.....................  $   275  $   291,238
  Series 2007
  5.50%, 7/01/35......................       36       38,844
Federal National Mortgage Association
  4.00%, TBA..........................      450      472,641
  3.50%, 12/01/41.....................      175      179,734
  4.00%, 1/01/41......................       50       52,490
  5.50%, 1/01/35-6/01/38..............      124      135,398
  6.00%, 3/01/38-7/01/39..............      189      207,477
  Series 2003
  5.00%, 11/01/33.....................       37       40,410
  5.50%, 4/01/33-7/01/33..............      149      161,835
  Series 2004
  5.50%, 4/01/34-11/01/34.............       99      107,741
  6.00%, 9/01/34......................       65       72,280
  Series 2005
  4.50%, 8/01/35......................       36       38,383
  5.50%, 2/01/35......................      154      168,257
  Series 2006
  5.00%, 2/01/36......................      133      143,360
  Series 2007
  4.50%, 9/01/35......................       95      100,923
  Series 2008
  5.50%, 5/01/38......................       34       37,399
  6.00%, 3/01/37-5/01/38..............      179      197,160
  Series 2010
  6.00%, 2/01/40-4/01/40..............       71       77,703
                                                 -----------
                                                   2,523,273
                                                 -----------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
  4.50%, TBA..........................       85       90,605
  4.50%, 6/01/26......................      234      248,780
                                                 -----------
                                                     339,385
                                                 -----------
Total Mortgage Pass-Through's.........             2,862,658
                                                 -----------
GOVERNMENTS - TREASURIES - 9.2%

UNITED STATES - 9.2%
U.S. Treasury Bonds
  4.50%, 2/15/36......................       90      117,774
  4.625%, 2/15/40.....................      295      397,881
  5.375%, 2/15/31.....................       55       78,392
U.S. Treasury Notes
  0.875%, 11/30/16....................      150      150,457
  1.00%, 8/31/16......................      953      963,727
  2.00%, 11/15/21.....................       65       65,742
  2.625%, 4/30/16-11/15/20............      725      781,774
  3.75%, 11/15/18.....................      256      297,238
                                                 -----------
Total Governments - Treasuries........             2,852,985
                                                 -----------
CORPORATES - INVESTMENT GRADES -- 7.6%/(B)/

INDUSTRIAL -- 3.4%

BASIC -- 0.5%
AngloGold Ashanti Holdings PLC
  5.375%, 4/15/20.....................       20       19,575

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)   U.S. $ VALUE
------------------------------------------------------------------------
BASIC (CONTINUED)
ArcelorMittal
  6.125%, 6/01/18................................   $ 29     $  28,639
Dow Chemical Co. (The)
  7.375%, 11/01/29...............................      5         6,346
  8.55%, 5/15/19.................................     12        15,700
International Paper Co.
  5.30%, 4/01/15.................................     36        38,934
Packaging Corp. of America
  5.75%, 8/01/13.................................     30        31,615
PPG Industries, Inc.
  5.75%, 3/15/13.................................     13        13,702
                                                             ---------
                                                               154,511
                                                             ---------
CAPITAL GOODS -- 0.1%
Holcim US Finance Sarl & Cie SCS
  6.00%, 12/30/19................................      4         4,122
Republic Services, Inc.
  5.50%, 9/15/19.................................     20        23,081
                                                             ---------
                                                                27,203
                                                             ---------
COMMUNICATIONS - MEDIA -- 0.8%
CBS Corp.
  5.75%, 4/15/20.................................     15        16,836
Comcast Cable Communications Holdings, Inc.
  9.455%, 11/15/22...............................     15        21,373
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
  4.60%, 2/15/21.................................     15        15,596
  4.75%, 10/01/14................................     15        16,202
News America, Inc.
  6.55%, 3/15/33.................................      5         5,445
  9.25%, 2/01/13.................................     15        16,157
Reed Elsevier Capital, Inc.
  8.625%, 1/15/19................................     32        39,939
TCI Communications, Inc.
  7.875%, 2/15/26................................     25        33,111
Time Warner Cable, Inc.
  7.50%, 4/01/14.................................     10        11,197
Time Warner Entertainment Co. LP
  8.375%, 3/15/23................................     30        39,072
WPP Finance 2010
  4.75%, 11/21/21................................     16        15,883
                                                             ---------
                                                               230,811
                                                             ---------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.4%
American Tower Corp.
  5.05%, 9/01/20.................................     30        30,054
AT&T Corp.
  8.00%, 11/15/31................................      5         7,063
AT&T, Inc.
  4.45%, 5/15/21.................................     17        18,674
Telecom Italia Capital SA
  6.175%, 6/18/14................................     25        24,047
  6.375%, 11/15/33...............................     10         7,573
United States Cellular Corp.
  6.70%, 12/15/33................................     40        40,163
                                                             ---------
                                                               127,574
                                                             ---------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
  5.75%, 12/15/14................................     27        29,149
                                                             ---------

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)   U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER CYCLICAL - ENTERTAINMENT -- 0.3%
Time Warner, Inc.
  4.70%, 1/15/21..........................   $ 10    $    10,767
  7.625%, 4/15/31.........................     25         32,272
Viacom, Inc.
  5.625%, 9/15/19.........................     30         33,680
                                                     -----------
                                                          76,719
                                                     -----------

CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Caremark Corp.
  6.60%, 3/15/19..........................     25         30,473
                                                     -----------
CONSUMER NON-CYCLICAL -- 0.3%
Ahold Finance USA LLC
  6.875%, 5/01/29.........................     24         31,099
Bunge Ltd. Finance Corp.
  5.875%, 5/15/13.........................     25         26,020
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13........................     20         21,312
Delhaize Group SA
  5.875%, 2/01/14.........................     10         10,854
                                                     -----------
                                                          89,285
                                                     -----------
ENERGY -- 0.4%
Anadarko Petroleum Corp.
  5.95%, 9/15/16..........................      9         10,202
  6.45%, 9/15/36..........................     11         12,541
Marathon Petroleum Corp.
  3.50%, 3/01/16..........................      5          5,089
  5.125%, 3/01/21.........................     10         10,447
Nabors Industries, Inc.
  9.25%, 1/15/19..........................     23         28,932
Noble Energy, Inc.
  8.25%, 3/01/19..........................     29         37,711
Noble Holding International Ltd.
  4.90%, 8/01/20..........................      5          5,297
Weatherford International Ltd./Bermuda
  9.625%, 3/01/19.........................     15         19,399
                                                     -----------
                                                         129,618
                                                     -----------
TECHNOLOGY -- 0.1%
Agilent Technologies, Inc.
  5.00%, 7/15/20..........................      7          7,838
Hewlett-Packard Co.
  4.65%, 12/09/21.........................     13         13,716
HP Enterprise Services LLC
  7.45%, 10/15/29.........................     15         18,695
                                                     -----------
                                                          40,249
                                                     -----------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
  5.25%, 10/01/14.........................     10         10,672
  5.75%, 12/15/16.........................     20         22,186
                                                     -----------
                                                          32,858
                                                     -----------
TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
  3.125%, 9/23/15.........................     30         29,011
Con-way, Inc.
  6.70%, 5/01/34..........................     20         19,738

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
TRANSPORTATION - AIRLINES (CONTINUED)
Ryder System, Inc.
  5.85%, 11/01/16.....................    $11     $   12,644
  7.20%, 9/01/15......................     10         11,818
                                                  ----------
                                                      73,211
                                                  ----------
                                                   1,041,661
                                                  ----------
FINANCIAL INSTITUTIONS -- 3.0%

BANKING -- 1.6%
Bank of America Corp.
  Series L
  5.65%, 5/01/18......................     50         47,638
Bear Stearns Cos. LLC (The)
  5.70%, 11/15/14.....................     23         25,013
Capital One Financial Corp.
  4.75%, 7/15/21......................     25         25,728
Citigroup, Inc.
  5.50%, 4/11/13......................     18         18,377
  6.50%, 8/19/13......................     30         31,229
  8.50%, 5/22/19......................     15         17,656
Compass Bank
  5.50%, 4/01/20......................     35         33,843
Goldman Sachs Group, Inc. (The)
  5.25%, 7/27/21......................     13         12,682
  6.00%, 6/15/20......................     15         15,365
  7.50%, 2/15/19......................     35         38,654
JPMorgan Chase & Co.
  4.40%, 7/22/20......................     20         20,424
  4.75%, 5/01/13......................     25         26,135
Macquarie Group Ltd.
  4.875%, 8/10/17.....................     40         37,724
Morgan Stanley
  5.30%, 3/01/13......................     40         40,490
PNC Funding Corp.
  5.125%, 2/08/20.....................     15         16,950
Royal Bank of Scotland PLC (The)
  6.125%, 1/11/21.....................     20         19,731
UFJ Finance Aruba AEC
  6.75%, 7/15/13......................     15         16,028
Wachovia Corp.
  5.50%, 5/01/13......................     35         36,929
                                                  ----------
                                                     480,596
                                                  ----------
FINANCE -- 0.2%
General Electric Capital Corp.
  4.80%, 5/01/13......................     30         31,406
  5.625%, 5/01/18.....................     15         16,800
SLM Corp.
  Series A
  5.375%, 1/15/13.....................     15         15,104
                                                  ----------
                                                      63,310
                                                  ----------
INSURANCE -- 0.9%
Allied World Assurance Co., Ltd.
  7.50%, 8/01/16......................     13         14,671
Allstate Corp. (The)
  6.125%, 5/15/37.....................     26         23,628
Coventry Health Care, Inc.
  6.125%, 1/15/15.....................      5          5,474

                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INSURANCE (CONTINUED)
  6.30%, 8/15/14..................................    $25     $   27,202
Genworth Financial, Inc.
  6.515%, 5/22/18.................................     34         31,204
Guardian Life Insurance Co. of America
  7.375%, 9/30/39.................................     15         19,094
Hartford Financial Services Group, Inc.
  6.10%, 10/01/41.................................     18         16,845
Humana, Inc.
  6.45%, 6/01/16..................................     10         11,071
Lincoln National Corp.
  8.75%, 7/01/19..................................      9         10,947
Markel Corp.
  7.125%, 9/30/19.................................     18         20,900
Massachusetts Mutual Life Insurance Co.
  8.875%, 6/01/39.................................     15         21,941
MetLife, Inc.
  7.717%, 2/15/19.................................     22         27,587
Nationwide Mutual Insurance Co.
  9.375%, 8/15/39.................................     25         30,211
XL Group PLC
  6.25%, 5/15/27..................................     19         19,253
                                                              ----------
                                                                 280,028
                                                              ----------

OTHER FINANCE -- 0.1%
ORIX Corp.
  4.71%, 4/27/15..................................     25         25,828
                                                              ----------

REITS -- 0.2%
ERP Operating LP
  5.25%, 9/15/14..................................     24         25,541
HCP, Inc.
  5.375%, 2/01/21.................................     20         20,967
Healthcare Realty Trust, Inc.
  5.125%, 4/01/14.................................     30         30,772
                                                              ----------
                                                                  77,280
                                                              ----------
                                                                 927,042
                                                              ----------

UTILITY -- 1.1%

ELECTRIC -- 0.7%
Allegheny Energy Supply Co. LLC
  5.75%, 10/15/19.................................     13         13,904
Constellation Energy Group, Inc.
  5.15%, 12/01/20.................................     30         32,509
Enersis SA
  7.375%, 1/15/14.................................     18         19,670
FirstEnergy Corp.
  Series C
  7.375%, 11/15/31................................     25         30,744
Nisource Finance Corp.
  6.80%, 1/15/19..................................     35         40,994
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13.................................     30         31,839
TECO Finance, Inc.
  4.00%, 3/15/16..................................     10         10,517
  5.15%, 3/15/20..................................     10         11,112

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)   U.S. $ VALUE
--------------------------------------------------------------------
ELECTRIC (CONTINUED)
Union Electric Co.
  6.70%, 2/01/19.............................   $  5     $    6,074
Wisconsin Energy Corp.
  6.25%, 5/15/67.............................     32         32,016
                                                         ----------
                                                            229,379
                                                         ----------

NATURAL GAS -- 0.4%
Energy Transfer Partners LP
  6.125%, 2/15/17............................     10         10,979
  6.625%, 10/15/36...........................      5          5,258
  6.70%, 7/01/18.............................     15         16,641
EQT Corp.
  8.125%, 6/01/19............................     19         22,287
Kinder Morgan Energy Partners LP
  4.15%, 3/01/22.............................     14         14,240
TransCanada PipeLines Ltd.
  6.35%, 5/15/67.............................     28         28,094
Williams Partners LP
  5.25%, 3/15/20.............................     20         22,139
                                                         ----------
                                                            119,638
                                                         ----------
                                                            349,017
                                                         ----------

NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co. -- Pifco
  5.75%, 1/20/20.............................     25         26,753
                                                         ----------
Total Corporates -- Investment Grades........             2,344,473
                                                         ----------

AGENCIES -- 6.2%

AGENCY DEBENTURES -- 6.2%
Federal Farm Credit Bank
  0.287%, 11/13/12/(c)/......................    200        200,178
  0.344%, 4/26/13/(c)/.......................    280        280,436
  0.354%, 6/26/13/(c)/.......................    300        300,528
Federal National Mortgage Association
  0.315%, 9/17/12-10/18/12/(c)/..............    450        450,446
  6.25%, 5/15/29.............................    150        211,180
  6.625%, 11/15/30...........................    145        214,767
Residual Funding Corp. Principal Strip
  Zero Coupon, 7/15/20.......................    310        258,393
                                                         ----------
Total Agencies...............................             1,915,928
                                                         ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%

NON-AGENCY FIXED RATE CMBS -- 2.3%
Citigroup Commercial Mortgage Trust
  Series 2004-C1, Class A4
  5.364%, 4/15/40............................     95        101,650
Credit Suisse First Boston Mortgage Securities Corp.
  Series 2004-C1, Class A4
  4.75%, 1/15/37.............................     45         47,139
  Series 2005-C1, Class A4
  5.014%, 2/15/38............................    105        113,046
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38............................    100        107,077
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.32%, 6/15/29.............................     35         37,507

                                             PRINCIPAL
                                              AMOUNT
COMPANY                                        (000)   U.S. $ VALUE
-------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
  Series 2006-C1, Class A4
  5.156%, 2/15/31...........................   $ 95    $   104,807
  Series 2006-C4, Class A4
  5.87%, 6/15/38............................     50         56,076
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.22%, 11/12/37...........................     55         60,904
WF-RBS Commercial Mortgage Trust
  Series 2011-C3, Class A2
  3.24%, 3/15/44............................     68         69,863
                                                       -----------
                                                           698,069
                                                       -----------

AGENCY CMBS -- 0.2%
FHLMC Multifamily Structured Pass Through Certificates
  Series K010, Class A1
  3.32%, 7/25/20............................     64         67,892
                                                       -----------
Total Commercial Mortgage-Backed Securities.               765,961
                                                       -----------

INFLATION-LINKED SECURITIES -- 1.2%

UNITED STATES -- 1.2%
U.S. Treasury Inflation Index
  1.875%, 7/15/13 (TIPS)....................    280        360,983
                                                       -----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.4%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...........................     39         39,390
                                                       -----------

RUSSIA -- 0.3%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30............................     71         82,420
                                                       -----------
Total Governments -- Sovereign Bonds........               121,810
                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

NON-AGENCY FIXED RATE -- 0.2%
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  5.408%, 5/25/36...........................     30         12,879
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.665%, 7/25/36...........................     68         35,232
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36............................     20         19,234
                                                       -----------
                                                            67,345
                                                       -----------

NON-AGENCY FLOATING RATE -- 0.2%
Countrywide Alternative Loan Trust
  Series 2005-62, Class 2A1
  1.208%, 12/25/35..........................     21         12,442
  Series 2006-OA14, Class 3A1
  1.058%, 11/25/46..........................     84         34,669
                                                       -----------
                                                            47,111
                                                       -----------
Total Collateralized Mortgage Obligations...               114,456
                                                       -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.2%

HOME EQUITY LOANS - FIXED RATE -- 0.2%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.382%, 12/25/32..............................   $ 19    $    15,950
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.36%, 1/25/33................................     13         11,268
Credit-Based Asset Servicing and Securitization
  LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33................................     31         26,974
                                                           -----------
                                                                54,192
                                                           -----------

HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Indymac Residential Asset Backed Trust
  Series 2007-B, Class M1
  0.604%, 7/25/37...............................    103          1,549
Option One
  Series 2007-4, Class M1
  0.664%, 4/25/37...............................    110          1,243
Residential Asset Securities Corp.
  Series 2003-KS3, Class A2
  0.894%, 5/25/33...............................      2          1,813
                                                           -----------
                                                                 4,605
                                                           -----------
Total Asset-Backed Securities...................                58,797
                                                           -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...............................     40         49,214
                                                           -----------
GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...............................     20         23,348
                                                           -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

FINANCIAL INSTITUTIONS -- 0.1%

BANKING -- 0.1%
BankAmerica Capital II
  Series 2
  8.00%, 12/15/26...............................     25         22,500
                                                           -----------
Total Long-Term Debt Securities
  (amortized cost $11,187,243)..................            11,493,113
                                                           -----------
                                                  SHARES
-----------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILE -- 0.1%
Volkswagen AG...................................    300         44,989
                                                           -----------
Total preferred stock
 (amortized cost $41,460).......................                44,989
                                                           -----------

-----------
The accompanying notes are an integral part of these financial statements.

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%

TIME DEPOSIT -- 2.9%
JP Morgan Nassau
  0.051%, 1/03/12
  (amortized cost $886,379).....................   $886    $   886,379
                                                           -----------

TOTAL INVESTMENTS -- 102.2%
  (cost/amortized cost $30,407,618).............            31,514,197
Liabilities in excess of other assets -- (2.2)%.              (693,035)
                                                           -----------
NET ASSETS -- 100.0%............................           $30,821,162
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

Glossary:
FHLMC -- Federal Home Loan Mortgage Corporation
GO -- General Obligation
TBA -- To Be Announced
CMBS -- Commercial Mortgage-Backed Securities
CMOs -- Collateralized Mortgage Obligations
FDIC -- Federal Deposit Insurance Corporation
REIT -- Real Estate Investment Trust

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

                % OF TOTAL INVESTMENT*  COUNTRY DIVERSIFICATION
                ----------------------  -----------------------
                65.0%                   United States
                 8.5%                   United Kingdom
                 6.7%                   Canada
                 5.7%                   Japan
                 2.8%                   Australia
                 2.1%                   Germany
                 1.6%                   France
                 1.4%                   Switzerland
                 1.0%                   Spain
                 0.9%                   Norway
                 0.9%                   Netherlands
                 0.8%                   Italy
                 0.8%                   Sweden
                 1.8%                   Other
                 ----                   -----
                100.0%                  Total Investments
                ======                  =================
-----------
* All data are as of December 31, 2011. The Portfolio's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time. "Other" country weightings represent 0.7% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Denmark, Finland, Hong Kong, Ireland, Luxembourg, New Zealand, Poland, Russia and South Africa.
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $50,618,877).......... $69,825,398
  Short-term debt securities -- at value (amortized cost: $181,718).     181,718
Cash................................................................      99,985
Interest and dividends receivable...................................     365,910
Fees receivable from Contractowners.................................       2,083
                                                                     -----------
   Total assets.....................................................  70,475,094
                                                                     -----------

LIABILITIES:
Variation margin due to broker......................................         720
Due to AXA Equitable's General Account..............................     745,697
Accrued custody and bank fees.......................................      14,988
Administrative fees payable.........................................      30,011
Asset management fee payable........................................      10,792
Accrued expenses....................................................       2,668
                                                                     -----------
   Total liabilities................................................     804,876
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========

Amount retained by AXA Equitable in Separate Account No. 4.......... $ 2,883,538
Net assets attributable to contractowners...........................  38,383,142
Net Assets allocated to contracts in payout period..................  28,403,538
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,940        $9,295.69
RIA...........       3,801           861.69
MRP...........      80,355           337.99
EPP...........       2,926           894.10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend (net of foreign taxes withheld of $238)...................................... $ 1,130,161
Interest..............................................................................         229
                                                                                       -----------
Investment income.....................................................................   1,130,390
                                                                                       -----------
Other income..........................................................................         356
                                                                                       -----------
Total income..........................................................................   1,130,746
                                                                                       -----------
EXPENSES (NOTE 7):
Asset management fees.................................................................     (97,886)
Custody and bank fees.................................................................     (60,156)
                                                                                       -----------
Total expenses........................................................................    (158,042)
                                                                                       -----------
NET INVESTMENT INCOME.................................................................     972,704
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS (NOTE 2):
  Net realized gain from investments transactions.....................................   4,482,901
  Net realized gain on futures transactions...........................................         148
  Change in unrealized depreciation of investments....................................  (2,736,169)
  Change in unrealized depreciation on futures contracts..............................        (735)
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................   1,746,145
                                                                                       -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................. $ 2,718,849
                                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              YEAR ENDED
                                                                                            YEAR ENDED     DECEMBER 31, 2010
                                                                                         DECEMBER 31, 2011   AS RESTATED*
                                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.................................................................   $    972,704      $  1,324,468
  Net realized gain on investments and futures contracts................................      4,483,049         5,923,671
  Change in unrealized appreciation/(depreciation) of investments and futures contracts.     (2,736,904)        3,805,212
                                                                                           ------------      ------------
  Net increase in net assets attributable to operations.................................      2,718,849        11,053,351
                                                                                           ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.........................................................................      4,895,777         7,545,250
  Withdrawals...........................................................................    (11,997,444)      (20,350,245)
  Assets management fees (Note 7).......................................................        (51,374)          (50,312)
  Administrative fees (Note 7)..........................................................       (276,955)         (354,359)
                                                                                           ------------      ------------

  Net decrease in net assets attributable to contractowner transactions.................     (7,429,996)      (13,209,666)
                                                                                           ------------      ------------

  Net increase in net assets attributable to AXA Equitable's transactions...............          6,335             4,703
                                                                                           ------------      ------------

DECREASE IN NET ASSETS..................................................................     (4,704,812)       (2,151,612)
NET ASSETS -- BEGINNING OF PERIOD.......................................................     74,375,030        76,526,642
                                                                                           ------------      ------------

NET ASSETS -- END OF PERIOD.............................................................   $ 69,670,218      $ 74,375,030
                                                                                           ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 100.2%

INFORMATION TECHNOLOGY -- 27.5%

COMMUNICATIONS EQUIPMENT -- 1.9%
Acme Packet, Inc./(a)/...............................    550 $    17,000
Ciena Corp./(a)/.....................................  1,000      12,100
F5 Networks, Inc./(a)/...............................    900      95,508
Harris Corp..........................................    350      12,614
JDS Uniphase Corp./(a)/..............................  2,400      25,056
Juniper Networks, Inc./(a)/..........................  5,560     113,480
Polycom, Inc./(a)/...................................  1,850      30,155
QUALCOMM, Inc........................................ 17,720     969,284
Riverbed Technology, Inc./(a)/.......................  1,600      37,600
                                                             -----------
                                                               1,312,797
                                                             -----------
COMPUTERS & PERIPHERALS -- 6.9%
Apple, Inc./(a)/.....................................  9,861   3,993,705
Dell, Inc./(a)/...................................... 12,750     186,532
EMC Corp./Massachusetts/(a)/......................... 21,750     468,495
Fusion-io, Inc.......................................     98       2,372
NCR Corp./(a)/.......................................  1,300      21,398
NetApp, Inc./(a)/....................................  3,900     141,453
QLogic Corp./(a)/....................................    900      13,500
                                                             -----------
                                                               4,827,455
                                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Amphenol Corp. -- Class A............................  1,800      81,702
Arrow Electronics, Inc./(a)/.........................    150       5,612
Dolby Laboratories, Inc. -- Class A/(a)/.............    550      16,781
FLIR Systems, Inc....................................  1,600      40,112
IPG Photonics Corp./(a)/.............................    300      10,161
Jabil Circuit, Inc...................................  1,650      32,439
National Instruments Corp............................    950      24,652
Trimble Navigation Ltd./(a)/.........................  1,300      56,420
                                                             -----------
                                                                 267,879
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
Akamai Technologies, Inc./(a)/.......................  1,800      58,104
eBay, Inc./(a)/......................................  6,600     200,178
Equinix, Inc./(a)/...................................    500      50,700
Google, Inc. -- Class A/(a)/.........................  2,720   1,756,848
LinkedIn Corp./(a)/..................................    100       6,301
Rackspace Hosting, Inc./(a)/.........................  1,100      47,311
VeriSign, Inc........................................  1,700      60,724
VistaPrint NV........................................    400      12,240
WebMD Health Corp. -- Class A/(a)/...................    622      23,356
                                                             -----------
                                                               2,215,762
                                                             -----------
IT SERVICES -- 6.4%
Accenture PLC........................................  6,800     361,964
Alliance Data Systems Corp./(a)/.....................    550      57,112
Automatic Data Processing, Inc.......................  5,250     283,552
Booz Allen Hamilton Holding Corp./(a)/...............    117       2,018
Broadridge Financial Solutions, Inc..................  1,200      27,060
Cognizant Technology Solutions Corp. -- Class A/(a)/.  3,250     209,008
DST Systems, Inc.....................................     50       2,276
Fiserv, Inc./(a)/....................................  1,250      73,425
FleetCor Technologies, Inc./(a)/.....................    144       4,301
Gartner, Inc./(a)/...................................  1,050      36,509
Genpact Ltd..........................................  1,000      14,950
Global Payments, Inc.................................    850      40,273
International Business Machines Corp................. 12,846   2,362,122

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Lender Processing Services, Inc..........    900 $    13,563
Mastercard, Inc. -- Class A..............  1,150     428,743
NeuStar, Inc. -- Class A/(a)/............    800      27,336
Paychex, Inc.............................  3,150      94,847
SAIC, Inc./(a)/..........................    980      12,044
Teradata Corp./(a)/......................  1,800      87,318
VeriFone Systems, Inc./(a)/..............  1,100      39,072
Visa, Inc. -- Class A....................  1,800     182,754
Western Union Co. (The) -- Class W.......  6,650     121,429
                                                 -----------
                                                   4,481,676
                                                 -----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.    650      23,257
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
Advanced Micro Devices, Inc./(a)/........  6,450      34,830
Altera Corp..............................  3,350     124,285
Analog Devices, Inc......................  3,100     110,918
Applied Materials, Inc...................    850       9,104
Atmel Corp./(a)/.........................  4,450      36,045
Avago Technologies Ltd...................  1,950      56,277
Broadcom Corp. -- Class A/(a)/...........  5,600     164,416
Cree, Inc./(a)/..........................     50       1,102
Cypress Semiconductor Corp./(a)/.........  1,600      27,024
Freescale Semiconductor Hold.............    250       3,163
Intersil Corp. -- Class A................    650       6,786
KLA-Tencor Corp..........................  1,400      67,550
Lam Research Corp./(a)/..................  1,300      48,126
Linear Technology Corp...................  2,400      72,072
LSI Corp./(a)/...........................  1,800      10,710
Maxim Integrated Products, Inc...........  3,050      79,422
MEMC Electronic Materials, Inc./(a)/.....  1,350       5,319
Microchip Technology, Inc................  2,000      73,260
NVIDIA Corp./(a)/........................  6,300      87,318
ON Semiconductor Corp./(a)/..............  4,700      36,284
PMC -- Sierra, Inc./(a)/.................    100         551
Silicon Laboratories, Inc./(a)/..........    400      17,368
Skyworks Solutions, Inc./(a)/............  2,000      32,440
Texas Instruments, Inc...................  7,750     225,602
Xilinx, Inc..............................  2,800      89,768
                                                 -----------
                                                   1,419,740
                                                 -----------
SOFTWARE -- 6.6%
Adobe Systems, Inc./(a)/.................  5,260     148,700
ANSYS, Inc./(a)/.........................  1,000      57,280
Ariba, Inc./(a)/.........................  1,000      28,080
Autodesk, Inc./(a)/......................  2,350      71,276
BMC Software, Inc./(a)/..................  1,850      60,643
Cadence Design Systems, Inc./(a)/........  2,850      29,640
Citrix Systems, Inc./(a)/................  2,000     121,440
Compuware Corp./(a)/.....................  1,600      13,312
Electronic Arts, Inc./(a)/...............  3,450      71,070
Factset Research Systems, Inc............    500      43,640
Fortinet, Inc./(a)/......................  1,250      27,263
Informatica Corp./(a)/...................  1,100      40,623
Intuit, Inc..............................  3,150     165,658
MICROS Systems, Inc./(a)/................    850      39,593
Microsoft Corp./(b)/..................... 78,650   2,041,754
Nuance Communications, Inc./(a)/.........  2,500      62,900
Oracle Corp.............................. 40,700   1,043,955
Red Hat, Inc./(a)/.......................  2,050      84,644

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
Rovi Corp./(a)/..............................  1,200 $    29,496
Salesforce.com, Inc./(a)/....................  1,450     147,117
Solera Holdings, Inc.........................    750      33,405
Symantec Corp./(a)/..........................  7,950     124,417
Synopsys, Inc./(a)/..........................    100       2,720
TIBCO Software, Inc./(a)/....................  1,750      41,843
VMware, Inc. -- Class A/(a)/.................    900      74,871
                                                     -----------
                                                       4,605,340
                                                     -----------
                                                      19,153,906
                                                     -----------
CONSUMER DISCRETIONARY -- 14.0%

AUTO COMPONENTS -- 0.3%
BorgWarner, Inc./(a)/........................  1,200      76,488
Gentex Corp..................................  1,500      44,385
Goodyear Tire & Rubber Co. (The)/(a)/........  2,600      36,842
Johnson Controls, Inc........................  1,800      56,268
Visteon Corp./(a)/...........................     50       2,497
                                                     -----------
                                                         216,480
                                                     -----------
AUTOMOBILES -- 0.5%
Ford Motor Co./(a)/.......................... 22,086     237,646
Harley-Davidson, Inc.........................  2,500      97,175
Tesla Motors, Inc./(a)/......................    570      16,279
                                                     -----------
                                                         351,100
                                                     -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    450      27,540
LKQ Corp./(a)/...............................  1,450      43,616
                                                     -----------
                                                          71,156
                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc. -- Class A/(a)/...........  1,200      64,644
DeVry, Inc...................................    600      23,076
H&R Block, Inc...............................  1,900      31,027
ITT Educational Services, Inc./(a)/..........    300      17,067
Weight Watchers International, Inc...........    300      16,503
                                                     -----------
                                                         152,317
                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Bally Technologies, Inc./(a)/................    400      15,824
Brinker International, Inc...................    800      21,408
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    350     118,209
Choice Hotels International, Inc.............     50       1,903
Darden Restaurants, Inc......................  1,450      66,091
Dunkin' Brands Group, Inc./(a)/..............    196       4,896
Hyatt Hotels Corp./(a)/......................     50       1,882
International Game Technology................  1,600      27,520
Las Vegas Sands Corp./(a)/...................  4,100     175,193
Marriott International, Inc./DE -- Class A...  2,728      79,576
Marriott Vacations Worldwide Corp./(a)/......    272       4,668
McDonald's Corp.............................. 11,000   1,103,630
MGM Resorts International/(a)/...............    800       8,344
Panera Bread Co. -- Class A/(a)/.............    300      42,435
Royal Caribbean Cruises Ltd..................    800      19,816
Starbucks Corp...............................  7,900     363,479
Starwood Hotels & Resorts Worldwide, Inc.....  2,000      95,940
Wynn Resorts Ltd.............................    850      93,916
Yum! Brands, Inc.............................  4,950     292,099
                                                     -----------
                                                       2,536,829
                                                     -----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
Garmin Ltd.....................................    150 $     5,972
Harman International Industries, Inc...........    500      19,020
Leggett & Platt, Inc...........................  1,100      25,344
Tempur-Pedic International, Inc./(a)/..........    750      39,397
Tupperware Brands Corp.........................    650      36,380
                                                       -----------
                                                           126,113
                                                       -----------
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc./(a)/..........................  3,900     675,090
Expedia, Inc...................................    600      17,412
Groupon, Inc./(a)/.............................    350       7,221
HomeAway, Inc./(a)/............................     58       1,349
NetFlix, Inc./(a)/.............................    550      38,109
Priceline.com, Inc./(a)/.......................    550     257,240
TripAdvisor, Inc./(a)/.........................    600      15,126
                                                       -----------
                                                         1,011,547
                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc....................................  1,200      38,268
Mattel, Inc....................................  2,650      73,564
Polaris Industries, Inc........................    700      39,186
                                                       -----------
                                                           151,018
                                                       -----------
MEDIA -- 3.0%
AMC Networks, Inc./(a)/........................    550      20,669
Cablevision Systems Corp.......................  2,300      32,706
CBS Corp. -- Class B...........................  1,100      29,854
Charter Communications, Inc./(a)/..............    600      34,164
Comcast Corp. -- Class A....................... 12,700     301,117
DIRECTV/(a)/...................................  7,591     324,591
Discovery Communications, Inc. -- Class A/(a)/.  2,950     120,861
DISH Network Corp. -- Class A..................  1,600      45,568
Interpublic Group of Cos., Inc. (The)..........  1,850      18,001
John Wiley & Sons, Inc. -- Class A.............    500      22,200
Lamar Advertising Co./(a)/.....................    150       4,125
Liberty Global, Inc./(a)/......................  2,850     116,936
McGraw-Hill Cos., Inc. (The)...................  2,650     119,170
Morningstar, Inc...............................    250      14,863
Omnicom Group, Inc.............................  2,900     129,282
Pandora Media, Inc./(a)/.......................     94         941
Regal Entertainment Group -- Class A...........    250       2,985
Scripps Networks Interactive, Inc. -- Class A..  1,000      42,420
Sirius XM Radio, Inc./(a)/..................... 41,800      76,076
Thomson Reuters Corp...........................  1,850      49,340
Time Warner Cable, Inc. -- Class A.............  3,600     228,852
Viacom, Inc. -- Class B........................  6,150     279,271
Virgin Media, Inc..............................  3,350      71,623
                                                       -----------
                                                         2,085,615
                                                       -----------
MULTILINE RETAIL -- 0.7%
Big Lots, Inc./(a)/............................    250       9,440
Dollar General Corp./(a)/......................  1,050      43,197
Dollar Tree, Inc./(a)/.........................  1,325     110,121
Family Dollar Stores, Inc......................  1,300      74,958
Kohl's Corp....................................  2,450     120,907
Macy's, Inc....................................    550      17,699
Nordstrom, Inc.................................  1,750      86,993
Target Corp....................................    368      18,849
                                                       -----------
                                                           482,164
                                                       -----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
Aaron's, Inc................................    675 $    18,009
Abercrombie & Fitch Co. -- Class A..........    800      39,072
Advance Auto Parts, Inc.....................    800      55,704
AutoNation, Inc./(a)/.......................    200       7,374
AutoZone, Inc./(a)/.........................    300      97,491
Bed Bath & Beyond, Inc./(a)/................  2,650     153,620
CarMax, Inc./(a)/...........................    450      13,716
Chico's FAS, Inc............................  1,150      12,811
Dick's Sporting Goods, Inc..................  1,000      36,880
DSW, Inc....................................    200       8,842
Guess?, Inc.................................    650      19,383
Home Depot, Inc. (The)...................... 10,201     428,850
J Crew Group, Inc...........................    550           0
Limited Brands, Inc.........................  2,550     102,893
O'Reilly Automotive, Inc./(a)/..............  1,400     111,930
PetSmart, Inc...............................  1,200      61,548
Ross Stores, Inc............................  2,500     118,825
Sally Beauty Holdings, Inc./(a)/............    900      19,017
Tiffany & Co................................  1,350      89,451
TJX Cos., Inc...............................  4,050     261,427
Tractor Supply Co...........................    800      56,120
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    500      32,460
Urban Outfitters, Inc./(a)/.................  1,250      34,450
Williams-Sonoma, Inc........................    650      25,025
                                                    -----------
                                                      1,804,898
                                                    -----------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Coach, Inc..................................  3,150     192,276
Deckers Outdoor Corp./(a)/..................    450      34,006
Fossil, Inc./(a)/...........................    550      43,648
Hanesbrands, Inc./(a)/......................  1,000      21,860
NIKE, Inc. -- Class B.......................  3,800     366,206
PVH Corp....................................    100       7,049
Ralph Lauren Corp...........................    700      96,656
Under Armour, Inc./(a)/.....................    400      28,716
                                                    -----------
                                                        790,417
                                                    -----------
                                                      9,779,654
                                                    -----------

CONSUMER STAPLES -- 12.6%

BEVERAGES -- 4.1%
Brown-Forman Corp. -- Class B...............    950      76,485
Coca-Cola Co. (The)......................... 20,900   1,462,373
Coca-Cola Enterprises, Inc..................  2,550      65,739
Dr Pepper Snapple Group, Inc................  2,250      88,830
Hansen Natural Corp./(a)/...................    750      69,105
PepsiCo, Inc./NC............................ 16,787   1,113,817
                                                    -----------
                                                      2,876,349
                                                    -----------

FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp.......................  4,650     387,438
Kroger Co. (The)............................  4,750     115,045
Sysco Corp..................................  6,100     178,913
Wal-Mart Stores, Inc........................ 14,322     855,883
Walgreen Co.................................  9,100     300,846
Whole Foods Market, Inc.....................  1,650     114,807
                                                    -----------
                                                      1,952,932
                                                    -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
Bunge Ltd.........................................    400  $   22,880
Campbell Soup Co..................................  1,400      46,536
ConAgra Foods, Inc................................    550      14,520
Corn Products International, Inc..................    650      34,184
Flowers Foods, Inc................................  1,150      21,827
General Mills, Inc................................  5,050     204,070
Green Mountain Coffee Roasters, Inc./(a)/.........  1,300      58,305
Hershey Co. (The).................................  1,200      74,136
HJ Heinz Co.......................................  2,000     108,080
Hormel Foods Corp.................................    750      21,968
Kellogg Co........................................  2,350     118,839
McCormick & Co., Inc./MD..........................    950      47,899
Mead Johnson Nutrition Co. -- Class A.............    400      27,492
Sara Lee Corp.....................................  5,150      97,438
                                                           ----------
                                                              898,174
                                                           ----------

HOUSEHOLD PRODUCTS -- 1.3%
Church & Dwight Co., Inc..........................    900      41,184
Clorox Co. (The)..................................    100       6,656
Colgate-Palmolive Co..............................  4,700     434,233
Kimberly-Clark Corp...............................  3,600     264,816
Procter & Gamble Co. (The)........................  2,000     133,420
                                                           ----------
                                                              880,309
                                                           ----------

PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc................................  4,550      79,488
Estee Lauder Cos., Inc. (The) -- Class A..........  1,200     134,784
Herbalife Ltd.....................................  1,250      64,588
                                                           ----------
                                                              278,860
                                                           ----------

TOBACCO -- 2.7%
Altria Group, Inc................................. 16,550     490,707
Philip Morris International, Inc.................. 17,077   1,340,203
Reynolds American, Inc............................  1,100      45,562
                                                           ----------
                                                            1,876,472
                                                           ----------
                                                            8,763,096
                                                           ----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.4%
Alliant Techsystems, Inc..........................     50       2,858
BE Aerospace, Inc./(a)/...........................    950      36,775
Boeing Co. (The)..................................  6,900     506,115
Goodrich Corp.....................................    550      68,035
Honeywell International, Inc......................  8,300     451,105
Lockheed Martin Corp..............................  2,700     218,430
Precision Castparts Corp..........................  1,550     255,424
Rockwell Collins, Inc.............................  1,550      85,824
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    250       5,195
Textron, Inc......................................    150       2,774
TransDigm Group, Inc./(a)/........................    550      52,624
United Technologies Corp..........................  9,150     668,773
                                                           ----------
                                                            2,353,932
                                                           ----------

AIR FREIGHT & LOGISTICS -- 1.2%
CH Robinson Worldwide, Inc........................  1,750     122,115
Expeditors International of Washington, Inc.......  2,250      92,160
FedEx Corp........................................    200      16,702

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
United Parcel Service, Inc. -- Class B. 7,750  $   567,222
UTI Worldwide, Inc.....................   950       12,626
                                               -----------
                                                   810,825
                                               -----------

AIRLINES -- 0.2%
AMR Corp./(a)/......................... 1,650          578
Copa Holdings SA -- Class A............   350       20,534
Delta Air Lines, Inc./(a)/............. 5,300       42,877
Southwest Airlines Co.................. 1,450       12,412
United Continental Holdings, Inc./(a)/. 2,977       56,176
                                               -----------
                                                   132,577
                                               -----------

BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc./(a)/..    50        2,194
Lennox International, Inc..............   550       18,562
Masco Corp............................. 3,700       38,776
                                               -----------
                                                    59,532
                                               -----------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp....................    50        1,434
Copart, Inc./(a)/......................   600       28,734
Covanta Holding Corp...................    50          685
Iron Mountain, Inc..................... 1,900       58,520
KAR Auction Services, Inc./(a)/........    50          675
Stericycle, Inc./(a)/..................   900       70,128
Waste Connections, Inc................. 1,025       33,968
                                               -----------
                                                   194,144
                                               -----------

CONSTRUCTION & ENGINEERING -- 0.2%
AECOM Technology Corp./(a)/............   550       11,314
Chicago Bridge & Iron Co. NV...........   600       22,680
Fluor Corp............................. 1,850       92,962
KBR, Inc...............................   100        2,787
                                               -----------
                                                   129,743
                                               -----------

ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc............................ 1,627       68,497
Babcock & Wilcox Co. (The)/(a)/........ 1,250       30,175
Cooper Industries PLC.................. 1,150       62,273
Emerson Electric Co.................... 7,950      370,390
First Solar, Inc./(a)/.................   650       21,944
General Cable Corp./(a)/...............   250        6,253
GrafTech International Ltd./(a)/.......    50          683
Polypore International, Inc./(a)/......   400       17,596
Rockwell Automation, Inc............... 1,550      113,723
Roper Industries, Inc.................. 1,050       91,213
Thomas & Betts Corp./(a)/..............   150        8,190
                                               -----------
                                                   790,937
                                               -----------

INDUSTRIAL CONGLOMERATES -- 1.2%
3M Co.................................. 6,600      539,418
Carlisle Cos., Inc.....................    50        2,215
Danaher Corp........................... 5,780      271,891
                                               -----------
                                                   813,524
                                               -----------

MACHINERY -- 3.4%
Caterpillar, Inc....................... 6,800      616,080
Cummins, Inc........................... 2,100      184,842

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
MACHINERY (CONTINUED)
Deere & Co.................................  4,400 $   340,340
Donaldson Co., Inc.........................    800      54,464
Dover Corp.................................  1,550      89,977
Eaton Corp.................................  1,350      58,765
Flowserve Corp.............................    550      54,626
Gardner Denver, Inc........................    550      42,383
Graco, Inc.................................    650      26,579
Harsco Corp................................     50       1,029
IDEX Corp..................................    800      29,688
Illinois Tool Works, Inc...................  4,350     203,188
Ingersoll-Rand PLC.........................  2,700      82,269
Joy Global, Inc............................  1,150      86,215
Kennametal, Inc............................    100       3,652
Lincoln Electric Holdings, Inc.............    550      21,516
Manitowoc Co., Inc. (The)..................  1,400      12,866
Navistar International Corp./(a)/..........    400      15,152
Nordson Corp...............................    650      26,767
PACCAR, Inc................................  3,800     142,386
Pall Corp..................................  1,250      71,437
Parker Hannifin Corp.......................    650      49,563
Snap-On, Inc...............................    100       5,062
SPX Corp...................................    150       9,041
Timken Co..................................    800      30,968
Toro Co. (The).............................    350      21,231
Valmont Industries, Inc....................    250      22,698
WABCO Holdings, Inc./(a)/..................    700      30,380
Wabtec Corp./DE............................    500      34,975
                                                   -----------
                                                     2,368,139
                                                   -----------

MARINE -- 0.0%
Kirby Corp./(a)/...........................    400      26,336
                                                   -----------

PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    550      41,156
Equifax, Inc...............................     50       1,937
IHS, Inc. -- Class A/(a)/..................    550      47,388
Nielsen Holdings NV........................    703      20,872
Robert Half International, Inc.............  1,550      44,113
Towers Watson & Co.........................    150       8,990
Verisk Analytics, Inc. -- Class A/(a)/.....  1,057      42,417
                                                   -----------
                                                       206,873
                                                   -----------

ROAD & RAIL -- 0.7%
Con-way, Inc...............................     50       1,458
CSX Corp................................... 11,650     245,349
Hertz Global Holdings, Inc./(a)/...........  2,600      30,472
JB Hunt Transport Services, Inc............    950      42,817
Kansas City Southern/(a)/..................    900      61,209
Landstar System, Inc.......................    500      23,960
Union Pacific Corp.........................    850      90,049
                                                   -----------
                                                       495,314
                                                   -----------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co................................  3,050     133,010
MSC Industrial Direct Co., Inc. -- Class A.    500      35,775
WESCO International, Inc./(a)/.............    200      10,602
WW Grainger, Inc...........................    650     121,674
                                                   -----------
                                                       301,061
                                                   -----------
                                                     8,682,937
                                                   -----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
HEALTH CARE -- 12.3%

BIOTECHNOLOGY -- 2.1%
Alexion Pharmaceuticals, Inc./(a)/................. 1,950   $  139,425
Amylin Pharmaceuticals, Inc./(a)/.................. 1,350       15,363
Biogen Idec, Inc./(a)/............................. 2,600      286,130
BioMarin Pharmaceutical, Inc./(a)/................. 1,150       39,537
Celgene Corp./(a)/................................. 4,863      328,739
Dendreon Corp./(a)/................................ 1,450       11,020
Gilead Sciences, Inc./(a)/......................... 8,283      339,023
Human Genome Sciences, Inc./(a)/................... 2,000       14,780
Myriad Genetics, Inc./(a)/.........................   900       18,846
Pharmasset, Inc./(a)/..............................   800      102,560
Regeneron Pharmaceuticals, Inc./(a)/...............   800       44,344
United Therapeutics Corp./(a)/.....................   550       25,988
Vertex Pharmaceuticals, Inc./(a)/.................. 1,850       61,438
                                                            ----------
                                                             1,427,193
                                                            ----------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
Baxter International, Inc.......................... 5,400      267,192
Becton Dickinson and Co............................ 2,350      175,592
CareFusion Corp./(a)/..............................   700       17,787
Cooper Cos., Inc. (The)............................   150       10,578
Covidien PLC....................................... 2,800      126,028
CR Bard, Inc.......................................   900       76,950
DENTSPLY International, Inc........................   600       20,994
Edwards Lifesciences Corp./(a)/.................... 1,250       88,375
Gen-Probe, Inc./(a)/...............................   500       29,560
Hill-Rom Holdings, Inc.............................   600       20,214
IDEXX Laboratories, Inc./(a)/......................   600       46,176
Intuitive Surgical, Inc./(a)/......................   450      208,354
Medtronic, Inc..................................... 9,750      372,937
ResMed, Inc./(a)/.................................. 1,600       40,640
Sirona Dental Systems, Inc./(a)/...................   600       26,424
St Jude Medical, Inc............................... 3,400      116,620
Stryker Corp....................................... 3,350      166,529
Thoratec Corp./(a)/................................   600       20,136
Varian Medical Systems, Inc./(a)/.................. 1,250       83,913
                                                            ----------
                                                             1,914,999
                                                            ----------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
Amerigroup Corp./(a)/..............................   300       17,724
AmerisourceBergen Corp. -- Class A................. 2,900      107,851
Brookdale Senior Living, Inc./(a)/.................   900       15,651
Cardinal Health, Inc............................... 1,850       75,129
Catalyst Health Solutions, Inc./(a)/...............   450       23,400
DaVita, Inc./(a)/.................................. 1,050       79,600
Express Scripts, Inc. -- Class A/(a)/.............. 5,121      228,857
HCA Holdings, Inc./(a)/............................   700       15,421
Health Management Associates, Inc. -- Class A/(a)/. 2,600       19,162
Henry Schein, Inc./(a)/............................   500       32,215
Laboratory Corp. of America Holdings/(a)/.......... 1,100       94,567
Lincare Holdings, Inc..............................   925       23,782
McKesson Corp...................................... 2,700      210,357
Medco Health Solutions, Inc./(a)/.................. 4,250      237,575
Mednax, Inc./(a)/..................................   500       36,005
Patterson Cos., Inc................................   500       14,760
Quest Diagnostics, Inc............................. 1,450       84,187
Tenet Healthcare Corp./(a)/........................   250        1,283
Universal Health Services, Inc. -- Class B.........   950       36,917
                                                            ----------
                                                             1,354,443
                                                            ----------

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.2%
Allscripts-Misys Healthcare Solutions, Inc./(a)/....  1,600  $   30,304
Cerner Corp./(a)/...................................  1,500      91,875
SXC Health Solutions Corp...........................    650      36,712
                                                             ----------
                                                                158,891
                                                             ----------

LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc./(a)/.....................  3,600     125,748
Bruker Corp./(a)/...................................    900      11,178
Charles River Laboratories International, Inc./(a)/.    550      15,031
Covance, Inc./(a)/..................................    650      29,718
Illumina, Inc./(a)/.................................  1,300      39,624
Life Technologies Corp./(a)/........................    150       5,837
Mettler-Toledo International, Inc./(a)/.............    350      51,698
Techne Corp.........................................    400      27,304
Waters Corp./(a)/...................................  1,000      74,050
                                                             ----------
                                                                380,188
                                                             ----------

PHARMACEUTICALS -- 4.8%
Abbott Laboratories................................. 15,480     870,440
Allergan, Inc./United States........................  3,250     285,155
Eli Lilly & Co......................................  3,500     145,460
Endo Pharmaceuticals Holdings, Inc./(a)/............  1,250      43,162
Hospira, Inc./(a)/..................................  1,500      45,555
Johnson & Johnson...................................  5,900     386,922
Mylan, Inc./PA/(a)/.................................  4,197      90,068
Perrigo Co..........................................    900      87,570
Valeant Pharmaceuticals International, Inc./(a)/.... 28,108   1,312,363
Warner Chilcott PLC.................................  1,650      24,965
Watson Pharmaceuticals, Inc./(a)/...................  1,300      78,442
                                                             ----------
                                                              3,370,102
                                                             ----------
                                                              8,605,816
                                                             ----------

ENERGY -- 10.9%

ENERGY EQUIPMENT & SERVICES -- 2.8%
Atwood Oceanics, Inc./(a)/..........................    150       5,969
Baker Hughes, Inc...................................  1,750      85,120
Cameron International Corp./(a)/....................  1,920      94,445
CARBO Ceramics, Inc.................................    200      24,666
Core Laboratories NV................................    500      56,975
Diamond Offshore Drilling, Inc......................    350      19,341
Dresser-Rand Group, Inc./(a)/.......................    850      42,423
FMC Technologies, Inc./(a)/.........................  2,550     133,186
Halliburton Co......................................  9,650     333,021
Helmerich & Payne, Inc..............................    950      55,442
McDermott International, Inc........................  2,150      24,747
Oceaneering International, Inc......................  1,150      53,049
Oil States International, Inc./(a)/.................    450      34,367
Patterson-UTI Energy, Inc...........................    150       2,997
Rowan Cos., Inc./(a)/...............................    200       6,066
RPC, Inc............................................    450       8,213
Schlumberger Ltd.................................... 14,390     982,981
Superior Energy Services, Inc./(a)/.................    850      24,174
Tidewater, Inc......................................     50       2,465
                                                             ----------
                                                              1,989,647
                                                             ----------

OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc./(a)/..................  1,350      27,581
Anadarko Petroleum Corp.............................    800      61,064

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Apache Corp..............................  1,200 $   108,696
Arch Coal, Inc...........................    200       2,902
Brigham Exploration Co...................  1,250      45,600
Cabot Oil & Gas Corp.....................  1,100      83,490
Chevron Corp.............................  1,250     133,000
Cimarex Energy Co........................    250      15,475
Cobalt International Energy, Inc./(a)/...  1,150      17,848
Concho Resources, Inc./(a)/..............  1,100     103,125
Consol Energy, Inc.......................  2,390      87,713
Continental Resources, Inc./OK/(a)/......    450      30,019
Denbury Resources, Inc./(a)/.............  3,550      53,605
El Paso Corp.............................  7,600     201,932
EOG Resources, Inc.......................  2,900     285,679
EQT Corp.................................    550      30,134
EXCO Resources, Inc......................  1,450      15,153
Exxon Mobil Corp......................... 38,820   3,290,383
Forest Oil Corp./(a)/....................    950      12,873
HollyFrontier Corp.......................  2,008      46,987
Kinder Morgan, Inc./Delaware.............  1,200      38,604
Kosmos Energy Ltd........................    250       3,065
Murphy Oil Corp..........................    300      16,722
Newfield Exploration Co./(a)/............    800      30,184
Noble Energy, Inc........................    400      37,756
Occidental Petroleum Corp................  2,500     234,250
Peabody Energy Corp......................  2,800      92,708
Pioneer Natural Resources Co.............  1,000      89,480
QEP Resources, Inc.......................  1,450      42,485
Quicksilver Resources, Inc./(a)/.........     50         336
Range Resources Corp.....................  1,700     105,298
SandRidge Energy, Inc./(a)/..............  4,250      34,680
SM Energy Co.............................    550      40,205
Southwestern Energy Co./(a)/.............  3,600     114,984
Ultra Petroleum Corp.....................  1,600      47,408
Whiting Petroleum Corp./(a)/.............  1,250      58,362
                                                 -----------
                                                   5,639,786
                                                 -----------
                                                   7,629,433
                                                 -----------

MATERIALS -- 5.3%

CHEMICALS -- 3.8%
Air Products & Chemicals, Inc............  2,250     191,677
Airgas, Inc..............................    850      66,368
Albemarle Corp...........................  1,000      51,510
Celanese Corp. -- Class A................  1,650      73,046
CF Industries Holdings, Inc..............    635      92,062
Eastman Chemical Co......................  1,500      58,590
Ecolab, Inc..............................  3,356     194,010
EI du Pont de Nemours & Co...............  9,800     448,644
FMC Corp.................................    750      64,530
Huntsman Corp............................    400       4,000
International Flavors & Fragrances, Inc..    850      44,557
Intrepid Potash, Inc./(a)/...............    550      12,447
Kronos Worldwide, Inc....................    200       3,608
LyondellBasell Industries NV.............    200       6,498
Monsanto Co..............................  5,650     395,895
Mosaic Co. (The).........................  2,950     148,769
PPG Industries, Inc......................  1,700     141,933
Praxair, Inc.............................  3,250     347,425
Rockwood Holdings, Inc./(a)/.............    700      27,559
Scotts Miracle-Gro Co. (The) -- Class A..    400      18,676

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
CHEMICALS (CONTINUED)
Sherwin-Williams Co. (The)..................    950 $    84,807
Sigma-Aldrich Corp..........................  1,300      81,198
Solutia, Inc./(a)/..........................  1,300      22,464
Valspar Corp................................    200       7,794
Westlake Chemical Corp......................     50       2,012
WR Grace & Co./(a)/.........................    700      32,144
                                                    -----------
                                                      2,622,223
                                                    -----------

CONSTRUCTION MATERIALS -- 0.0%
Martin Marietta Materials, Inc..............    250      18,852
                                                    -----------

CONTAINERS & PACKAGING -- 0.3%
Ball Corp...................................  1,700      60,707
Crown Holdings, Inc./(a)/...................  1,650      55,407
Packaging Corp. of America..................    950      23,978
Rock-Tenn Co................................    750      43,275
Silgan Holdings, Inc........................    500      19,320
Temple-Inland, Inc..........................    300       9,513
                                                    -----------
                                                        212,200
                                                    -----------

METALS & MINING -- 1.1%
AK Steel Holding Corp.......................    200       1,652
Allegheny Technologies, Inc.................  1,150      54,970
Allied Nevada Gold Corp./(a)/...............    950      28,766
Carpenter Technology Corp...................    450      23,166
Cliffs Natural Resources, Inc...............  1,550      96,642
Compass Minerals International, Inc.........    350      24,098
Freeport-McMoRan Copper & Gold, Inc.........  9,996     367,753
Molycorp, Inc./(a)/.........................    600      14,388
Reliance Steel & Aluminum Co................    100       4,869
Royal Gold, Inc.............................    600      40,458
Schnitzer Steel Industries, Inc. -- Class A.     50       2,114
Southern Copper Corp........................  1,800      54,324
Steel Dynamics, Inc.........................  1,700      22,355
Titanium Metals Corp........................    450       6,741
Walter Energy, Inc..........................    650      39,364
                                                    -----------
                                                        781,660
                                                    -----------

PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co......................  1,050      31,080
                                                    -----------
                                                      3,666,015
                                                    -----------

FINANCIALS -- 3.8%

CAPITAL MARKETS -- 1.0%
Affiliated Managers Group, Inc./(a)/........    400      38,380
BlackRock, Inc. -- Class A..................    460      81,990
Charles Schwab Corp. (The).................. 11,060     124,536
Eaton Vance Corp............................  1,250      29,550
Federated Investors, Inc. -- Class B........    750      11,363
Franklin Resources, Inc.....................  1,550     148,893
Greenhill & Co., Inc........................    300      10,911
Lazard Ltd. -- Class A......................  1,150      30,026
LPL Investment Holdings, Inc./(a)/..........    294       8,979
SEI Investments Co..........................  1,550      26,893
T Rowe Price Group, Inc.....................  2,750     156,612
TD Ameritrade Holding Corp..................  2,300      35,995
Waddell & Reed Financial, Inc. -- Class A...    900      22,293
                                                    -----------
                                                        726,421
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
Wells Fargo & Co................................. 3,650  $   100,594
                                                         -----------

CONSUMER FINANCE -- 0.5%
American Express Co.............................. 6,707      316,369
Discover Financial Services......................   550       13,200
Green Dot Corp./(a)/.............................   300        9,366
                                                         -----------
                                                             338,935
                                                         -----------

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
CBOE Holdings, Inc...............................   560       14,482
IntercontinentalExchange, Inc./(a)/..............   800       96,440
Moody's Corp..................................... 2,100       70,728
MSCI, Inc. -- Class A/(a)/....................... 1,250       41,162
NASDAQ OMX Group, Inc. (The)/(a)/................   150        3,677
NYSE Euronext....................................   850       22,185
                                                         -----------
                                                             248,674
                                                         -----------

INSURANCE -- 0.0%
Erie Indemnity Co. -- Class A....................   300       23,448
Validus Holdings Ltd.............................   100        3,150
                                                         -----------
                                                              26,598
                                                         -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
Apartment Investment & Management Co. -- Class A.   850       19,474
Boston Properties, Inc........................... 1,300      129,480
Camden Property Trust............................   550       34,232
Corporate Office Properties Trust................   200        4,252
Digital Realty Trust, Inc........................ 1,100       73,337
Equity Residential...............................   250       14,258
Essex Property Trust, Inc........................   200       28,102
Federal Realty Investment Trust..................   500       45,375
Macerich Co. (The)...............................   500       25,300
Plum Creek Timber Co., Inc....................... 1,050       38,388
Public Storage................................... 1,450      194,967
Rayonier, Inc.................................... 1,275       56,903
Simon Property Group, Inc........................ 2,569      331,247
UDR, Inc.........................................   150        3,765
Ventas, Inc...................................... 1,550       85,451
Vornado Realty Trust.............................   200       15,372
Weyerhaeuser Co.................................. 1,650       30,805
                                                         -----------
                                                           1,130,708
                                                         -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc./(a)/............................ 3,000       45,660
Jones Lang LaSalle, Inc..........................   350       21,441
                                                         -----------
                                                              67,101
                                                         -----------

THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.........................   480        3,000
People's United Financial, Inc...................   750        9,637
                                                         -----------
                                                              12,637
                                                         -----------
                                                           2,651,668
                                                         -----------

TELECOMMUNICATION SERVICES -- 1.2%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Level 3 Communications, Inc./(a)/................   272        4,621
tw Telecom, Inc./(a)/............................ 1,350       26,163
Verizon Communications, Inc...................... 6,700      268,804
Windstream Corp.................................. 3,000       35,220
                                                         -----------
                                                             334,808
                                                         -----------

COMPANY                                           SHARES   U.S. $ VALUE
------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp.............................   4,150   $    249,042
Clearwire Corp. -- Class A/(a)/.................   1,650          3,201
Crown Castle International Corp./(a)/...........   3,000        134,400
MetroPCS Communications, Inc./(a)/..............   2,850         24,738
NII Holdings, Inc. -- Class B/(a)/..............   1,550         33,015
SBA Communications Corp. -- Class A/(a)/........   1,200         51,552
                                                           ------------
                                                                495,948
                                                           ------------
                                                                830,756
                                                           ------------

UTILITIES -- 0.1%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...............................     550         41,734
                                                           ------------

GAS UTILITIES -- 0.0%
National Fuel Gas Co............................     150          8,337
Oneok, Inc......................................     100          8,669
                                                           ------------
                                                                 17,006
                                                           ------------

WATER UTILITIES -- 0.0%
Aqua America, Inc...............................     150          3,307
                                                           ------------
                                                                 62,047
                                                           ------------
Total Common Stocks
 (cost $50,618,653).............................             69,825,328
                                                           ------------

RIGHTS -- 0.0%

HEALTH CARE -- 0.0%
Celgene Corp./(a)/
 (cost $224)....................................      50             70
                                                           ------------

TOTAL COMMON STOCKS AND RIGHTS- 0.0%
 (cost $50,618,877)                                          69,825,398
                                                           ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
TIME DEPOSIT -- 0.3%
JP Morgan Nassau
 0.05%, 1/03/12
 (amortized cost $181,718)......................  $  182        181,718
                                                           ------------

TOTAL INVESTMENTS -- 100.5%
 (cost/amortized cost $50,800,595)..............             70,007,116
Liabilities in excess of other assets -- (0.5)%.               (336,898)
                                                           ------------
NET ASSETS -- 100.0%                                       $ 69,670,218
                                                           ============

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

FUTURES CONTRACTS

                                                                           UNREALIZED
                     NUMBER OF   EXPIRATION   ORIGINAL     VALUE AT      APPRECIATION/
       TYPE          CONTRACTS      DATE       VALUE   DECEMBER 31, 2011 (DEPRECIATION)
        ----         --------- -------------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 16, 2012 $186,070     $187,880          $1,810

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $368,632 as of December 31, 2011.

   Glossary:
   REIT -- Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $20,868,597)..................... $22,596,192
  Short-term debt securities -- at value (amortized cost: $371,027).     371,027
Cash................................................................     100,000
Receivable for investments securities sold..........................     376,882
Interest and dividends receivable...................................     294,145
Fees receivable from contractowners.................................       5,931
                                                                     -----------
   Total assets.....................................................  23,744,177
                                                                     -----------

LIABILITIES:
Payable for investments securities purchased........................     604,125
Due to AXA Equitable's General Account..............................     408,599
Accrued custody and bank fees.......................................       6,061
Administrative fees payable.........................................      16,531
Asset management fee payable........................................      17,083
Accrued expenses....................................................       1,906
                                                                     -----------
   Total liabilities................................................   1,054,305
                                                                     -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION........ $22,689,872
                                                                     ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           15      $36,649.94
RIA...........        6,787          335.56
MRP...........      288,166           68.89

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend..................................................... $   210,409
Interest.....................................................         447
                                                              -----------
Investment income............................................     210,856
                                                              -----------
Other income.................................................       2,424
                                                              -----------
Total income.................................................     213,280
                                                              -----------

EXPENSES (NOTE 7):
Asset management fees........................................    (151,342)
Custody and bank fees........................................     (21,880)
                                                              -----------
Total expenses...............................................    (173,222)
                                                              -----------

NET INVESTMENT INCOME........................................      40,058
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Net realized gain from investment transactions...............   4,698,122

Change in unrealized depreciation of investments.............  (3,793,310)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     904,812
                                                              -----------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   944,870
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          YEAR ENDED
                                                                                        YEAR ENDED     DECEMBER 31, 2010
                                                                                     DECEMBER 31, 2011   AS RESTATED*
                                                                                     ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................    $    40,058       $   204,904
  Net realized gain on investments..................................................      4,698,122         5,459,574
  Change in unrealized appreciation/(depreciation) of investments...................     (3,793,310)          966,040
                                                                                        -----------       -----------
  Net increase in net assets attributable to operations.............................        944,870         6,630,518
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,212,366         3,176,174
  Withdrawals.......................................................................     (7,168,701)       (5,360,094)
  Assets management fees (Note 7)...................................................        (80,038)          (71,421)
  Administrative fees (Note 7)......................................................       (224,391)         (203,865)
                                                                                        -----------       -----------

  Net decrease in net assets attributable to contractowner transactions.............     (3,260,764)       (2,459,206)
                                                                                        -----------       -----------

INCREASE (DECREASE) IN NET ASSETS...................................................     (2,315,894)        4,171,312

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,005,766        20,834,454
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $22,689,872       $25,005,766
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 99.6%

TECHNOLOGY -- 22.4%

COMMUNICATIONS TECHNOLOGY -- 0.9%
ADTRAN, Inc......................................  6,880 $   207,501
                                                         -----------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.1%
ANSYS, Inc./(a)/.................................  5,070     290,410
Cadence Design Systems, Inc./(a)/................ 31,020     322,608
Citrix Systems, Inc./(a)/........................  5,940     360,677
Fortinet, Inc./(a)/.............................. 10,130     220,935
Informatica Corp./(a)/...........................  5,185     191,482
Intuit, Inc......................................  9,490     499,079
MICROS Systems, Inc./(a)/........................  7,385     343,993
Red Hat, Inc./(a)/...............................  7,265     299,972
TIBCO Software, Inc./(a)/........................  9,205     220,092
                                                         -----------
                                                           2,749,248
                                                         -----------

COMPUTER TECHNOLOGY -- 1.5%
NVIDIA Corp./(a)/................................ 24,490     339,431
                                                         -----------

ELECTRONIC COMPONENTS -- 1.0%
Acacia Research -- Acacia Technologies/(a)/......  6,310     230,378
                                                         -----------

ELECTRONIC ENTERTAINMENT -- 1.3%
Activision Blizzard, Inc......................... 23,210     285,947
                                                         -----------

SEMICONDUCTORS & COMPONENT -- 3.8%
Analog Devices, Inc.............................. 10,215     365,493
Fairchild Semiconductor International, Inc./(a)/. 15,915     191,616
Marvell Technology Group Ltd./(a)/............... 22,400     310,240
                                                         -----------
                                                             867,349
                                                         -----------

TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Crown Castle International Corp./(a)/............  9,010     403,648
                                                         -----------
                                                           5,083,502
                                                         -----------

PRODUCER DURABLES -- 19.6%

AEROSPACE -- 1.2%
TransDigm Group, Inc./(a)/.......................  2,870     274,602
                                                         -----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 4.2%
CoStar Group, Inc./(a)/..........................  3,759     250,838
Robert Half International, Inc................... 10,500     298,830
RPX Corp./(a)/................................... 14,980     189,497
Towers Watson & Co...............................  3,700     221,741
                                                         -----------
                                                             960,906
                                                         -----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Dover Corp.......................................  5,850     339,593
                                                         -----------

MACHINERY: INDUSTRIAL -- 3.9%
Actuant Corp. -- Class A......................... 12,730     288,844
Gardner Denver, Inc..............................  4,240     326,734
Joy Global, Inc..................................  3,630     272,141
                                                         -----------
                                                             887,719
                                                         -----------

RAILROADS -- 1.5%
Kansas City Southern/(a)/........................  5,010     340,730
                                                         -----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.0%
IDEX Corp........................................  6,400 $   237,504
                                                         -----------

SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.3%
AMETEK, Inc......................................  6,775     285,227
Thomas & Betts Corp./(a)/........................  4,150     226,590
                                                         -----------
                                                             511,817
                                                         -----------

SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.1%
Agilent Technologies, Inc./(a)/..................  7,165     250,273
                                                         -----------

TRUCKERS -- 2.9%
JB Hunt Transport Services, Inc..................  7,680     346,137
Landstar System, Inc.............................  6,380     305,730
                                                         -----------
                                                             651,867
                                                         -----------
                                                           4,455,011
                                                         -----------

HEALTH CARE -- 18.3%

HEALTH CARE MANAGEMENT SERVICES -- 2.6%
Catalyst Health Solutions, Inc./(a)/.............  5,500     286,000
Humana, Inc......................................  3,455     302,693
                                                         -----------
                                                             588,693
                                                         -----------

HEALTH CARE SERVICES -- 2.4%
HMS Holdings Corp./(a)/..........................  5,370     171,733
Mednax, Inc./(a)/................................  5,250     378,052
                                                         -----------
                                                             549,785
                                                         -----------

MEDICAL EQUIPMENT -- 2.2%
Intuitive Surgical, Inc./(a)/....................  1,045     483,845
                                                         -----------

MEDICAL SERVICES -- 0.9%
Covance, Inc./(a)/...............................  4,575     209,169
                                                         -----------

PHARMACEUTICALS -- 10.2%
Cardinal Health, Inc.............................  7,380     299,702
Mylan, Inc./PA/(a)/.............................. 15,085     323,724
Perrigo Co.......................................  2,755     268,062
Valeant Pharmaceuticals International, Inc./(a)/. 22,755   1,062,431
Watson Pharmaceuticals, Inc./(a)/................  5,910     356,609
                                                         -----------
                                                           2,310,528
                                                         -----------
                                                           4,142,020
                                                         -----------

CONSUMER DISCRETIONARY -- 15.6%

ADVERTISING AGENCIES -- 0.7%
Interpublic Group of Cos., Inc. (The)............ 15,545     151,253
                                                         -----------

CABLE TELEVISION SERVICES -- 1.3%
Liberty Media Corp. -- Liberty Capital/(a)/......  3,682     287,380
                                                         -----------

DIVERSIFIED RETAIL -- 1.5%
Liberty Interactive Corp./(a)/................... 11,800     191,337
Michael Kors Holdings Ltd./(a)/..................  5,402     147,204
                                                         -----------
                                                             338,541
                                                         -----------

HOTEL/MOTEL -- 2.3%
Starwood Hotels & Resorts Worldwide, Inc.........  4,650     223,060
Wyndham Worldwide Corp...........................  7,890     298,479
                                                         -----------
                                                             521,539
                                                         -----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------

LEISURE TIME -- 0.7%
HomeAway, Inc./(a)/..........................  6,960  $  161,820
                                                      ----------

RADIO & TV BROADCASTERS -- 1.3%
CBS Corp. -- Class B......................... 11,235     304,918
                                                      ----------

RECREATIONAL VEHICLES & BOATS -- 1.8%
Harley-Davidson, Inc......................... 10,600     412,022
                                                      ----------

RESTAURANTS -- 0.7%
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    455     153,672
                                                      ----------

SPECIALTY RETAIL -- 3.1%
Bed Bath & Beyond, Inc./(a)/.................  7,895     457,673
Limited Brands, Inc..........................  5,850     236,048
                                                      ----------
                                                         693,721
                                                      ----------

TEXTILES, APPAREL & SHOES -- 2.2%
Deckers Outdoor Corp./(a)/...................  4,035     304,925
PVH Corp.....................................  2,920     205,831
                                                      ----------
                                                         510,756
                                                      ----------
                                                       3,535,622
                                                      ----------

ENERGY -- 10.1%

OIL WELL EQUIPMENT & SERVICES -- 3.2%
Complete Production Services, Inc./(a)/......  6,770     227,201
Oceaneering International, Inc...............  5,330     245,873
Oil States International, Inc./(a)/..........  3,240     247,439
                                                      ----------
                                                         720,513
                                                      ----------

OIL: CRUDE PRODUCERS -- 6.9%
Cabot Oil & Gas Corp.........................  3,290     249,711
Concho Resources, Inc./Midland TX/(a)/.......  3,895     365,156
Continental Resources, Inc./(a)/.............  2,900     193,459
Newfield Exploration Co./(a)/................  4,165     157,145
Noble Energy, Inc............................  3,435     324,230
Range Resources Corp.........................  4,590     284,305
                                                      ----------
                                                       1,574,006
                                                      ----------
                                                       2,294,519
                                                      ----------

FINANCIAL SERVICES -- 6.3%

ASSET MANAGEMENT & CUSTODIAN -- 1.2%
Affiliated Managers Group, Inc./(a)/.........  2,935     281,613
                                                      ----------

FINANCIAL DATA & SYSTEMS -- 3.2%
Alliance Data Systems Corp./(a)/.............  3,290     341,634
Western Union Co. (The) -- Class W........... 20,910     381,816
                                                      ----------
                                                         723,450
                                                      ----------

SECURITIES BROKERAGE & SERVICES -- 1.9%
IntercontinentalExchange, Inc./(a)/..........  3,490     420,720
                                                      ----------
                                                       1,425,783
                                                      ----------

CONSUMER STAPLES -- 5.3%

BEVERAGE: SOFT DRINKS -- 0.9%
Green Mountain Coffee Roasters, Inc./(a)/....  4,675     209,674
                                                      ----------

-----------
The accompanying notes are an integral part of these financial statements.

COMPANY                                   SHARES   U.S. $ VALUE
---------------------------------------------------------------

DRUG & GROCERY STORE CHAINS -- 1.7%
Whole Foods Market, Inc.................   5,440   $   378,515
                                                   -----------

FOODS -- 2.0%
Herbalife Ltd...........................   4,420       228,382
Hershey Co. (The).......................   3,530       218,083
                                                   -----------
                                                       446,465
                                                   -----------

TOBACCO -- 0.7%
Lorillard, Inc..........................   1,510       172,140
                                                   -----------
                                                     1,206,794
                                                   -----------

MATERIALS & PROCESSING -- 2.0%

CHEMICALS: DIVERSIFIED -- 2.0%
Ecolab, Inc.............................   7,835       452,941
                                                   -----------
Total Common Stocks
 (cost $20,868,597).....................            22,596,192
                                                   -----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%

TIME DEPOSIT -- 1.6%
JP Morgan Nassau
 0.05%, 1/03/12
 (cost/amortized cost $371,027).........    $371       371,027
                                                   -----------

TOTAL INVESTMENTS -- 101.2%
 (cost/amortized cost $21,239,624)......            22,967,219
Other assets less liabilities -- (1.2)%.              (277,347)
                                                   -----------
NET ASSETS -- 100.0%                               $22,689,872
                                                   ===========

-----------
(a)Non-income producing security.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS AXA MODERATE
                                                       ALLOCATION*     ALLOCATION*         ALLOCATION*      ALLOCATION*
                                                      -------------- ---------------- --------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,946,885      $1,594,687          $665,451        $11,721,732
Receivable for The Trusts shares sold................        6,498           7,529             7,098             80,826
Receivable for policy-related transactions...........           --              --                --                 --
                                                        ----------      ----------          --------        -----------
   Total assets......................................    1,953,383       1,602,216           672,549         11,802,558
                                                        ----------      ----------          --------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --              --                --                 --
Payable for policy-related transactions..............        6,489           7,529             7,098             80,788
Payable for direct operating expenses................          252             176                94              1,515
                                                        ----------      ----------          --------        -----------
   Total liabilities.................................        6,741           7,705             7,192             82,303
                                                        ----------      ----------          --------        -----------
NET ASSETS...........................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

NET ASSETS:
Accumulation Units...................................   $1,946,642      $1,594,511          $665,357        $11,720,184
Retained by AXA Equitable in Separate Account No. 66.           --              --                --                 71
                                                        ----------      ----------          --------        -----------
TOTAL NET ASSETS.....................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

Investments in shares of The Trusts, at cost.........   $2,127,452      $1,638,259          $687,247        $12,099,522
The Trusts shares held
   Class A...........................................           --              --                --                 --
   Class B...........................................      218,728         169,787            72,513            935,940

                                                      AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC
                                                         ALLOCATION*     SMALL CAP GROWTH*     VALUE EQUITY*
                                                      ----------------- -------------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,405,135           $310,528            $111,678
Receivable for The Trusts shares sold................         3,903                260                  93
Receivable for policy-related transactions...........            --                 --                  --
                                                         ----------           --------            --------
   Total assets......................................     1,409,038            310,788             111,771
                                                         ----------           --------            --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --                 --                  --
Payable for policy-related transactions..............         3,900                260                  93
Payable for direct operating expenses................           183                 --                  --
                                                         ----------           --------            --------
   Total liabilities.................................         4,083                260                  93
                                                         ----------           --------            --------
NET ASSETS...........................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

NET ASSETS:
Accumulation Units...................................    $1,404,955           $310,466            $111,678
Retained by AXA Equitable in Separate Account No. 66.            --                 62                  --
                                                         ----------           --------            --------
TOTAL NET ASSETS.....................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

Investments in shares of The Trusts, at cost.........    $1,454,932           $283,774            $ 94,124
The Trusts shares held
   Class A...........................................            --             19,794                  --
   Class B...........................................       148,971                 --               8,536

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                         RESPONSIBLE*          RESEARCH*         INDEX*          PLUS*
                                                      ------------------- ------------------- ------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,889,433          $5,871,150       $17,009,065      $73,803
Receivable for The Trusts shares sold................          8,117              38,869            35,575           38
Receivable for policy-related transactions...........             --                  --                --           --
                                                          ----------          ----------       -----------      -------
   Total assets......................................      1,897,550           5,910,019        17,044,640       73,841
                                                          ----------          ----------       -----------      -------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                  --                --           --
Payable for policy-related transactions..............          8,117              38,869            35,575           38
Payable for direct operating expenses................            242                 752             2,083           --
                                                          ----------          ----------       -----------      -------
   Total liabilities.................................          8,359              39,621            37,658           38
                                                          ----------          ----------       -----------      -------
NET ASSETS...........................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

NET ASSETS:
Accumulation Units...................................     $1,889,185          $5,870,207       $17,006,547      $73,752
Retained by AXA Equitable in Separate Account No. 66.              6                 191               435           51
                                                          ----------          ----------       -----------      -------
TOTAL NET ASSETS.....................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

Investments in shares of The Trusts, at cost.........     $1,775,828          $5,738,304       $16,755,198      $71,628
The Trusts shares held
   Class A...........................................             --                  --            40,193           --
   Class B...........................................        262,999             467,981           739,301        5,280

                                                                                          EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL      EQ/GLOBAL       GOVERNMENT BOND
                                                      COMPANY VALUE* MULTI-SECTOR EQUITY*     INDEX*
                                                      -------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $2,646,253        $1,853,598        $4,254,616
Receivable for The Trusts shares sold................       16,368             9,657             8,092
Receivable for policy-related transactions...........           --                --                --
                                                        ----------        ----------        ----------
   Total assets......................................    2,662,621         1,863,255         4,262,708
                                                        ----------        ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --                --                --
Payable for policy-related transactions..............       16,272             9,657             8,093
Payable for direct operating expenses................          344               223               486
                                                        ----------        ----------        ----------
   Total liabilities.................................       16,616             9,880             8,579
                                                        ----------        ----------        ----------
NET ASSETS...........................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

NET ASSETS:
Accumulation Units...................................   $2,646,005        $1,853,342        $4,254,112
Retained by AXA Equitable in Separate Account No. 66.           --                33                17
                                                        ----------        ----------        ----------
TOTAL NET ASSETS.....................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

Investments in shares of The Trusts, at cost.........   $2,516,556        $1,993,291        $4,103,713
The Trusts shares held
   Class A...........................................           --                --             1,783
   Class B...........................................       71,002           173,026           411,253

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                         CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,569,094      $10,519,393        $75,982           $69,348
Receivable for The Trusts shares sold................        20,716           25,386             65                65
Receivable for policy-related transactions...........            --               --             --                --
                                                         ----------      -----------        -------           -------
   Total assets......................................     2,589,810       10,544,779         76,047            69,413
                                                         ----------      -----------        -------           -------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --             --                --
Payable for policy-related transactions..............        20,716           25,386             63                65
Payable for direct operating expenses................           352            1,387             --                --
                                                         ----------      -----------        -------           -------
   Total liabilities.................................        21,068           26,773             63                65
                                                         ----------      -----------        -------           -------
NET ASSETS...........................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

NET ASSETS:
Accumulation Units...................................    $2,568,726      $10,517,803        $75,984           $69,315
Retained by AXA Equitable in Separate Account No. 66.            16              203             --                33
                                                         ----------      -----------        -------           -------
TOTAL NET ASSETS.....................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

Investments in shares of The Trusts, at cost.........    $2,880,418      $16,096,782        $80,261           $52,235
The Trusts shares held
   Class A...........................................            --        1,441,598             --                --
   Class B...........................................       332,497               --          7,932             7,559

                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                       CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                      ------------ ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $49,920       $2,903      $3,671,160
Receivable for The Trusts shares sold................        46            5          13,109
Receivable for policy-related transactions...........        --           --              --
                                                        -------       ------      ----------
   Total assets......................................    49,966        2,908       3,684,269
                                                        -------       ------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        --           --              --
Payable for policy-related transactions..............        46            5          13,331
Payable for direct operating expenses................        --           --             492
                                                        -------       ------      ----------
   Total liabilities.................................        46            5          13,823
                                                        -------       ------      ----------
NET ASSETS...........................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

NET ASSETS:
Accumulation Units...................................   $49,920       $2,897      $3,669,649
Retained by AXA Equitable in Separate Account No. 66.        --            6             797
                                                        -------       ------      ----------
TOTAL NET ASSETS.....................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

Investments in shares of The Trusts, at cost.........   $41,448       $2,395      $3,403,273
The Trusts shares held
   Class A...........................................        --           --              --
   Class B...........................................     7,564          335         230,000

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/LARGE CAP EQ/MID CAP EQ/MID CAP   EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                      VALUE PLUS*    INDEX*   VALUE PLUS*  MARKET*     SHORT BOND*   BOND PLUS*
                                                      ------------ ---------- ----------- ----------- -------------- ----------
ASSETS:
Investments in shares of The Trusts, at fair value...  $7,186,330   $25,147   $6,468,715  $14,510,995   $2,203,406    $72,221
Receivable for The Trusts shares sold................      17,454        17       10,346       33,121       11,225         66
Receivable for policy-related transactions...........          --        --           --           --           --         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total assets......................................   7,203,784    25,164    6,479,061   14,544,116    2,214,631     72,287
                                                       ----------   -------   ----------  -----------   ----------    -------

LIABILITIES:
Payable for The Trusts shares purchased..............          --        --           --           --           --         --
Payable for policy-related transactions..............      17,454        17       10,346       33,832       11,225         66
Payable for direct operating expenses................         834        --          871        1,792          291         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total liabilities.................................      18,288        17       11,217       35,624       11,516         66
                                                       ----------   -------   ----------  -----------   ----------    -------
NET ASSETS...........................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

NET ASSETS:
Accumulation Units...................................  $7,184,820   $24,488   $6,467,628  $14,508,324   $2,203,115    $72,180
Retained by AXA Equitable in Separate Account No. 66.         676       659          216          168           --         41
                                                       ----------   -------   ----------  -----------   ----------    -------
TOTAL NET ASSETS.....................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

Investments in shares of The Trusts, at cost.........  $8,602,026   $25,007   $7,982,386  $14,512,378   $2,221,084    $76,739
The Trusts shares held
   Class A...........................................      92,334        --           --       40,955           --      8,556
   Class B...........................................     661,585     3,123      724,448   14,470,125      222,894         --

                                                         EQ/SMALL
                                                      COMPANY INDEX*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,828,006
Receivable for The Trusts shares sold................        6,725
Receivable for policy-related transactions...........           --
                                                        ----------
   Total assets......................................    3,834,731
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............        6,699
Payable for direct operating expenses................          501
                                                        ----------
   Total liabilities.................................        7,200
                                                        ----------
NET ASSETS...........................................   $3,827,531
                                                        ==========

NET ASSETS:
Accumulation Units...................................   $3,827,531
Retained by AXA Equitable in Separate Account No. 66.           --
                                                        ----------
TOTAL NET ASSETS.....................................   $3,827,531
                                                        ==========

Investments in shares of The Trusts, at cost.........   $3,773,240
The Trusts shares held
   Class A...........................................           --
   Class B...........................................      421,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER SMALL
                                                       GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*     CAP VALUE*
                                                      ---------------- -------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $28,826         $277,172        $1,093,761          $137,945
Receivable for The Trusts shares sold................          25              135             4,357                99
Receivable for policy-related transactions...........          --               --                --                --
                                                          -------         --------        ----------          --------
   Total assets......................................      28,851          277,307         1,098,118           138,044
                                                          -------         --------        ----------          --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --               --                --                --
Payable for policy-related transactions..............          25              135             4,357                97
Payable for direct operating expenses................          --               --               122                --
                                                          -------         --------        ----------          --------
   Total liabilities.................................          25              135             4,479                97
                                                          -------         --------        ----------          --------
NET ASSETS...........................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

NET ASSETS:
Accumulation Units...................................     $28,627         $277,172        $1,093,595          $137,947
Retained by AXA Equitable in Separate Account No. 66.         199               --                44                --
                                                          -------         --------        ----------          --------
TOTAL NET ASSETS.....................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

Investments in shares of The Trusts, at cost.........     $30,395         $268,885        $1,115,338          $145,629
The Trusts shares held
   Class A...........................................          --               --               984                --
   Class B...........................................       1,429           29,237           279,040            14,056

                                                      MULTIMANAGER
                                                      TECHNOLOGY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $3,103,934
Receivable for The Trusts shares sold................       5,879
Receivable for policy-related transactions...........          --
                                                       ----------
   Total assets......................................   3,109,813
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       5,854
Payable for direct operating expenses................         399
                                                       ----------
   Total liabilities.................................       6,253
                                                       ----------
NET ASSETS...........................................  $3,103,560
                                                       ==========

NET ASSETS:
Accumulation Units...................................  $3,103,560
Retained by AXA Equitable in Separate Account No. 66.          --
                                                       ----------
TOTAL NET ASSETS.....................................  $3,103,560
                                                       ==========

Investments in shares of The Trusts, at cost.........  $2,692,910
The Trusts shares held
   Class A...........................................          --
   Class B...........................................     254,591

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      TARGET 2015 TARGET 2025 TARGET 2035 TARGET 2045
                                                      ALLOCATION* ALLOCATION* ALLOCATION* ALLOCATION*
                                                      ----------- ----------- ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,609,455  $1,988,187   $478,202    $373,087
Receivable for The Trusts shares sold................         --      13,278      2,737      22,323
Receivable for policy-related transactions...........      2,237          --         --          --
                                                      ----------  ----------   --------    --------
   Total assets......................................  1,611,692   2,001,465    480,939     395,410
                                                      ----------  ----------   --------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,237          --         --          --
Payable for policy-related transactions..............         --      13,277      2,733      22,270
Payable for direct operating expenses................        215         282         59         101
                                                      ----------  ----------   --------    --------
   Total liabilities.................................      2,452      13,559      2,792      22,371
                                                      ----------  ----------   --------    --------
NET ASSETS........................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

NET ASSETS:
Accumulation Units................................... $1,609,240  $1,987,906   $478,147    $373,039
Retained by AXA Equitable in Separate Account No. 66.         --          --         --          --
                                                      ----------  ----------   --------    --------
TOTAL NET ASSETS..................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

Investments in shares of The Trusts, at cost......... $1,527,824  $1,978,013   $478,119    $376,491
The Trusts shares held
   Class B...........................................    189,181     236,814     57,736      47,427

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION.............   0.01%         B         $  8.03        243

AXA CONSERVATIVE ALLOCATION...........   0.01%         B         $ 10.86        147

AXA CONSERVATIVE-PLUS ALLOCATION......   0.01%         B         $ 10.08         66

AXA MODERATE ALLOCATION...............   0.01%         B         $  9.54      1,229

AXA MODERATE-PLUS ALLOCATION..........   0.01%         B         $  8.80        160

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.05%         A         $222.92          1

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $206.42          1

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $ 89.31         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.01%         B         $  7.53        251

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $138.61         --
EQ/CAPITAL GUARDIAN RESEARCH..........   0.01%         B         $ 17.07        341

EQ/EQUITY 500 INDEX...................   0.05%         A         $355.04          2
EQ/EQUITY 500 INDEX...................   0.01%         B         $  8.82      1,828

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $155.08         --

EQ/GAMCO SMALL COMPANY VALUE..........   0.01%         B         $ 14.63        181

EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.00%         B         $363.17          1
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.01%         B         $ 10.21        158

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.05%         A         $226.59         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.01%         B         $ 12.14        349

EQ/INTERNATIONAL CORE PLUS............   0.00%         B         $114.82          1
EQ/INTERNATIONAL CORE PLUS............   0.01%         B         $ 10.32        239

EQ/INTERNATIONAL EQUITY INDEX.........   0.05%         A         $135.29          4
EQ/INTERNATIONAL EQUITY INDEX.........   0.01%         A         $ 15.20        656

EQ/INTERNATIONAL VALUE PLUS...........   0.00%         B         $123.27          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         B         $133.25          1

EQ/LARGE CAP CORE PLUS................   0.00%         B         $101.82         --

EQ/LARGE CAP GROWTH INDEX.............   0.00%         B         $ 87.06         --

EQ/LARGE CAP GROWTH PLUS..............   0.00%         B         $136.68         --
EQ/LARGE CAP GROWTH PLUS..............   0.01%         B         $  5.70        639

EQ/LARGE CAP VALUE PLUS...............   0.00%         A         $112.13          8
EQ/LARGE CAP VALUE PLUS...............   0.01%         B         $ 10.42        605

EQ/MID CAP INDEX......................   0.00%         B         $128.40         --

EQ/MID CAP VALUE PLUS.................   0.00%         B         $175.78          1
EQ/MID CAP VALUE PLUS.................   0.01%         B         $ 13.86        454

EQ/MONEY MARKET.......................   0.05%         A         $175.23         --
EQ/MONEY MARKET.......................   0.01%         B         $ 10.00      1,447

EQ/PIMCO ULTRA SHORT BOND.............   0.01%         B         $ 11.64        189

EQ/QUALITY BOND PLUS..................   0.05%         A         $239.46         --

EQ/SMALL COMPANY INDEX................   0.01%         B         $ 15.03        255

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                --------- -------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK..   0.00%         B         $  9.45         3

EQ/WELLS FARGO OMEGA GROWTH....   0.00%         B         $119.67         2

MULTIMANAGER MULTI-SECTOR BOND.   0.05%         A         $210.78        --
MULTIMANAGER MULTI-SECTOR BOND.   0.01%         B         $  9.49       115

MULTIMANAGER SMALL CAP VALUE...   0.00%         B         $183.67         1

MULTIMANAGER TECHNOLOGY........   0.00%         B         $145.17         1
MULTIMANAGER TECHNOLOGY........   0.01%         B         $ 13.78       214

TARGET 2015 ALLOCATION.........   0.01%         B         $  9.04       178

TARGET 2025 ALLOCATION.........   0.01%         B         $  8.64       230

TARGET 2035 ALLOCATION.........   0.01%         B         $  8.37        57

TARGET 2045 ALLOCATION.........   0.01%         B         $  8.02        47

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
**Contract charges reflect the mortality and risk expenses related to the Variable Investment Options.

                                    FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                                    ALLOCATION*     ALLOCATION*         ALLOCATION*
                                                                   -------------- ---------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  26,889        $ 26,420           $ 10,351
  Expenses:
   Less: Asset-based charges......................................         217             156                 80
                                                                     ---------        --------           --------

NET INVESTMENT INCOME (LOSS)......................................      26,672          26,264             10,271
                                                                     ---------        --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      87,471          13,217              5,039
   Realized gain distribution from The Trusts.....................      49,825          25,512             16,706
                                                                     ---------        --------           --------
  Net realized gain (loss)........................................     137,296          38,729             21,745
                                                                     ---------        --------           --------

  Change in unrealized appreciation (depreciation) of investments.    (325,231)        (40,041)           (41,490)
                                                                     ---------        --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (187,935)         (1,312)           (19,745)
                                                                     ---------        --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(161,263)       $ 24,952           $ (9,474)
                                                                     =========        ========           ========

                                                                   AXA MODERATE AXA MODERATE-PLUS
                                                                   ALLOCATION*     ALLOCATION*
                                                                   ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 184,765       $  21,051
  Expenses:
   Less: Asset-based charges......................................      1,315             157
                                                                    ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................    183,450          20,894
                                                                    ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    244,508          34,905
   Realized gain distribution from The Trusts.....................    282,573          37,488
                                                                    ---------       ---------
  Net realized gain (loss)........................................    527,081          72,393
                                                                    ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (996,404)       (151,654)
                                                                    ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (469,323)        (79,261)
                                                                    ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(285,873)      $ (58,367)
                                                                    =========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC EQ/CALVERT SOCIALLY
                                                                    SMALL CAP GROWTH*     VALUE EQUITY*       RESPONSIBLE*
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $ 1,432            $  7,114
  Expenses:
   Less: Asset-based charges......................................            161                 --                 209
                                                                         --------            -------            --------

NET INVESTMENT INCOME (LOSS)......................................           (161)             1,432               6,905
                                                                         --------            -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (2,050)               183             (54,255)
   Realized gain distribution from The Trusts.....................         12,971                 --                  --
                                                                         --------            -------            --------
  Net realized gain (loss)........................................         10,921                183             (54,255)
                                                                         --------            -------            --------

  Change in unrealized appreciation (depreciation) of investments.        (12,864)            (4,924)             66,803
                                                                         --------            -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         (1,943)            (4,741)             12,548
                                                                         --------            -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ (2,104)           $(3,309)           $ 19,453
                                                                         ========            =======            ========

                                                                   EQ/CAPITAL GUARDIAN EQ/EQUITY 500
                                                                        RESEARCH*         INDEX*
                                                                   ------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 43,016         $ 260,002
  Expenses:
   Less: Asset-based charges......................................           644             2,439
                                                                        --------         ---------

NET INVESTMENT INCOME (LOSS)......................................        42,372           257,563
                                                                        --------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (44,497)         (166,592)
   Realized gain distribution from The Trusts.....................            --                --
                                                                        --------         ---------
  Net realized gain (loss)........................................       (44,497)         (166,592)
                                                                        --------         ---------

  Change in unrealized appreciation (depreciation) of investments.       233,675           222,782
                                                                        --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       189,178            56,190
                                                                        --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $231,550         $ 313,753
                                                                        ========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/EQUITY GROWTH EQ/GAMCO SMALL      EQ/GLOBAL
                                                                        PLUS*       COMPANY VALUE* MULTI-SECTOR EQUITY*
                                                                   ---------------- -------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    216       $   2,014         $  36,889
  Expenses:
   Less: Asset-based charges......................................           --             291               189
                                                                       --------       ---------         ---------

NET INVESTMENT INCOME (LOSS)......................................          216           1,723            36,700
                                                                       --------       ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (33,084)        332,921           229,571
   Realized gain distribution from The Trusts.....................           --          29,062                --
                                                                       --------       ---------         ---------
  Net realized gain (loss)........................................      (33,084)        361,983           229,571
                                                                       --------       ---------         ---------

  Change in unrealized appreciation (depreciation) of investments.       18,668        (475,102)         (511,930)
                                                                       --------       ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (14,416)       (113,119)         (282,359)
                                                                       --------       ---------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(14,200)      $(111,396)        $(245,659)
                                                                       ========       =========         =========

                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 16,199        $  82,918
  Expenses:
   Less: Asset-based charges......................................         442              293
                                                                      --------        ---------

NET INVESTMENT INCOME (LOSS)......................................      15,757           82,625
                                                                      --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (3,351)        (301,680)
   Realized gain distribution from The Trusts.....................          --               --
                                                                      --------        ---------
  Net realized gain (loss)........................................      (3,351)        (301,680)
                                                                      --------        ---------

  Change in unrealized appreciation (depreciation) of investments.     154,840         (282,445)
                                                                      --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     151,489         (584,125)
                                                                      --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $167,246        $(501,500)
                                                                      ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                                    EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   367,858        $  1,763           $ 780
  Expenses:
   Less: Asset-based charges......................................         1,583              --              --
                                                                     -----------        --------           -----

NET INVESTMENT INCOME (LOSS)......................................       366,275           1,763             780
                                                                     -----------        --------           -----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,433,821)           (128)           (104)
   Realized gain distribution from The Trusts.....................            --              --              --
                                                                     -----------        --------           -----
  Net realized gain (loss)........................................    (1,433,821)           (128)           (104)
                                                                     -----------        --------           -----

  Change in unrealized appreciation (depreciation) of investments.      (348,096)        (15,241)            (31)
                                                                     -----------        --------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,781,917)        (15,369)           (135)
                                                                     -----------        --------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,415,642)       $(13,606)          $ 645
                                                                     ===========        ========           =====

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    566        $26       $  16,033
  Expenses:
   Less: Asset-based charges......................................         --         --             426
                                                                     --------        ---       ---------

NET INVESTMENT INCOME (LOSS)......................................        566         26          15,607
                                                                     --------        ---       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (18,109)        11          79,846
   Realized gain distribution from The Trusts.....................      2,560         --              --
                                                                     --------        ---       ---------
  Net realized gain (loss)........................................    (15,549)        11          79,846
                                                                     --------        ---       ---------

  Change in unrealized appreciation (depreciation) of investments.      8,417         32        (240,178)
                                                                     --------        ---       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (7,132)        43        (160,332)
                                                                     --------        ---       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (6,566)       $69       $(144,725)
                                                                     ========        ===       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP EQ/MID CAP EQ/MID CAP  EQ/MONEY EQ/PIMCO ULTRA
                                                                   VALUE PLUS*    INDEX*   VALUE PLUS* MARKET*   SHORT BOND*
                                                                   ------------ ---------- ----------- -------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  89,931    $   169    $  63,128  $ 1,553     $ 11,358
  Expenses:
   Less: Asset-based charges......................................        719         --          736    1,636          254
                                                                    ---------    -------    ---------  -------     --------

NET INVESTMENT INCOME (LOSS)......................................     89,212        169       62,392      (83)      11,104
                                                                    ---------    -------    ---------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (840,961)    (5,722)    (187,937)     251       31,671
   Realized gain distribution from The Trusts.....................         --         --           --       --           --
                                                                    ---------    -------    ---------  -------     --------
  Net realized gain (loss)........................................   (840,961)    (5,722)    (187,937)     251       31,671
                                                                    ---------    -------    ---------  -------     --------

  Change in unrealized appreciation (depreciation) of investments.    388,746      5,635     (566,720)  (1,863)     (48,478)
                                                                    ---------    -------    ---------  -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (452,215)       (87)    (754,657)  (1,612)     (16,807)
                                                                    ---------    -------    ---------  -------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(363,003)   $    82    $(692,265) $(1,695)    $ (5,703)
                                                                    =========    =======    =========  =======     ========

                                                                   EQ/QUALITY    EQ/SMALL
                                                                   BOND PLUS* COMPANY INDEX*
                                                                   ---------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,474     $  27,068
  Expenses:
   Less: Asset-based charges......................................       59           422
                                                                    -------     ---------

NET INVESTMENT INCOME (LOSS)......................................    2,415        26,646
                                                                    -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (9,181)     (271,518)
   Realized gain distribution from The Trusts.....................       --       346,559
                                                                    -------     ---------
  Net realized gain (loss)........................................   (9,181)       75,041
                                                                    -------     ---------

  Change in unrealized appreciation (depreciation) of investments.    8,700      (235,904)
                                                                    -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (481)     (160,863)
                                                                    -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 1,934     $(134,217)
                                                                    =======     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER
                                                                    GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*
                                                                   ---------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --         $    --          $41,115
  Expenses:
   Less: Asset-based charges......................................          --              --              135
                                                                       -------         -------          -------

NET INVESTMENT INCOME (LOSS)......................................          --              --           40,980
                                                                       -------         -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         429           1,109            1,987
   Realized gain distribution from The Trusts.....................          --           4,478               --
                                                                       -------         -------          -------
  Net realized gain (loss)........................................         429           5,587            1,987
                                                                       -------         -------          -------

  Change in unrealized appreciation (depreciation) of investments.      (1,546)         (8,349)             130
                                                                       -------         -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,117)         (2,762)           2,117
                                                                       -------         -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,117)        $(2,762)         $43,097
                                                                       =======         =======          =======

                                                                   MULTIMANAGER SMALL MULTIMANAGER TARGET 2015
                                                                       CAP VALUE*     TECHNOLOGY*  ALLOCATION*
                                                                   ------------------ ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   104        $      --    $ 25,294
  Expenses:
   Less: Asset-based charges......................................           --              343         184
                                                                        -------        ---------    --------

NET INVESTMENT INCOME (LOSS)......................................          104             (343)     25,110
                                                                        -------        ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (8,634)          92,877     (45,847)
   Realized gain distribution from The Trusts.....................           --               --      22,416
                                                                        -------        ---------    --------
  Net realized gain (loss)........................................       (8,634)          92,877     (23,431)
                                                                        -------        ---------    --------

  Change in unrealized appreciation (depreciation) of investments.        5,148         (228,585)    (38,965)
                                                                        -------        ---------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (3,486)        (135,708)    (62,396)
                                                                        -------        ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(3,382)       $(136,051)   $(37,286)
                                                                        =======        =========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  28,806   $  6,580    $  5,173
  Expenses:
   Less: Asset-based charges......................................        243         51          95
                                                                    ---------   --------    --------

NET INVESTMENT INCOME (LOSS)......................................     28,563      6,529       5,078
                                                                    ---------   --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     84,251     31,588      29,281
   Realized gain distribution from The Trusts.....................     12,318      2,412       2,332
                                                                    ---------   --------    --------
  Net realized gain (loss)........................................     96,569     34,000      31,613
                                                                    ---------   --------    --------

  Change in unrealized appreciation (depreciation) of investments.   (236,374)   (61,062)    (57,723)
                                                                    ---------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (139,805)   (27,062)    (26,110)
                                                                    ---------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(111,242)  $(20,533)   $(21,032)
                                                                    =========   ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA AGGRESSIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,672  $   29,244
  Net realized gain (loss) on investments................................................    137,296       6,733
  Change in unrealized appreciation (depreciation) of investments........................   (325,231)    168,569
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (161,263)    204,546
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    428,328     383,194
   Transfers between funds including guaranteed interest account, net....................    (45,343)    208,274
   Transfers for contract benefits and terminations......................................   (288,120)    (44,642)
   Contract maintenance charges..........................................................    (17,684)    (14,960)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     77,181     531,866
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          8          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (84,074)    736,412
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,030,716   1,294,304
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,946,642  $2,030,716
                                                                                          ==========  ==========

                                                                                             AXA CONSERVATIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,264  $   23,373
  Net realized gain (loss) on investments................................................     38,729      36,430
  Change in unrealized appreciation (depreciation) of investments........................    (40,041)      5,666
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     24,952      65,469
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    516,886     349,106
   Transfers between funds including guaranteed interest account, net....................     52,636    (144,760)
   Transfers for contract benefits and terminations......................................    (95,855)    (13,257)
   Contract maintenance charges..........................................................    (15,052)    (13,886)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    458,615     177,203
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    483,567     242,672
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,110,944     868,272
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,594,511  $1,110,944
                                                                                          ==========  ==========

                                                                                          AXA CONSERVATIVE-PLUS
                                                                                               ALLOCATION*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  10,271  $  12,622
  Net realized gain (loss) on investments................................................    21,745     14,954
  Change in unrealized appreciation (depreciation) of investments........................   (41,490)    27,953
                                                                                          ---------  ---------

  Net Increase (decrease) in net assets from operations..................................    (9,474)    55,529
                                                                                          ---------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   141,189    119,865
   Transfers between funds including guaranteed interest account, net....................    (3,563)    96,463
   Transfers for contract benefits and terminations......................................  (116,332)  (146,328)
   Contract maintenance charges..........................................................    (8,857)    (8,344)
                                                                                          ---------  ---------

  Net increase (decrease) in net assets from contractowners transactions.................    12,437     61,656
                                                                                          ---------  ---------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        --         --
                                                                                          ---------  ---------

INCREASE (DECREASE) IN NET ASSETS........................................................     2,963    117,185
NET ASSETS -- BEGINNING OF PERIOD........................................................   662,394    545,209
                                                                                          ---------  ---------

NET ASSETS -- END OF PERIOD.............................................................. $ 665,357  $ 662,394
                                                                                          =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          AXA MODERATE ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   183,450  $   212,192
  Net realized gain (loss) on investments................................................     527,081      173,426
  Change in unrealized appreciation (depreciation) of investments........................    (996,404)     492,620
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (285,873)     878,238
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   3,926,944    4,644,572
   Transfers between funds including guaranteed interest account, net....................    (434,795)     (91,900)
   Transfers for contract benefits and terminations......................................  (1,775,733)  (1,371,324)
   Contract maintenance charges..........................................................    (131,926)    (218,412)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   1,584,490    2,962,936
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   1,298,617    3,841,174
NET ASSETS -- BEGINNING OF PERIOD........................................................  10,421,638    6,580,464
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $11,720,255  $10,421,638
                                                                                          ===========  ===========

                                                                                             AXA MODERATE-PLUS
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   20,894  $   28,547
  Net realized gain (loss) on investments................................................     72,393      81,737
  Change in unrealized appreciation (depreciation) of investments........................   (151,654)     86,187
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (58,367)    196,471
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    194,654     245,133
   Transfers between funds including guaranteed interest account, net....................   (233,189)    735,935
   Transfers for contract benefits and terminations......................................   (249,115)    (78,403)
   Contract maintenance charges..........................................................    (11,516)    (12,401)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (299,166)    890,264
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          3          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (357,530)  1,086,735
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,762,485     675,750
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,404,955  $1,762,485
                                                                                          ==========  ==========

                                                                                          EQ/ALLIANCEBERNSTEIN
                                                                                           SMALL CAP GROWTH*
                                                                                          ------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (161)  $     12
  Net realized gain (loss) on investments................................................   10,921     (3,373)
  Change in unrealized appreciation (depreciation) of investments........................  (12,864)    74,696
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................   (2,104)    71,335
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,911      7,217
   Transfers between funds including guaranteed interest account, net....................   21,368     (5,368)
   Transfers for contract benefits and terminations......................................       --     (3,166)
   Contract maintenance charges..........................................................   (3,164)    (2,280)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................   25,115     (3,597)
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                  --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................   23,011     67,738
NET ASSETS -- BEGINNING OF PERIOD........................................................  287,517    219,779
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $310,528   $287,517
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/BLACKROCK BASIC
                                                                                             VALUE EQUITY*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,432  $  1,182
  Net realized gain (loss) on investments................................................      183   (19,732)
  Change in unrealized appreciation (depreciation) of investments........................   (4,924)   25,183
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................   (3,309)    6,633
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,756     6,134
   Transfers between funds including guaranteed interest account, net....................    8,434       625
   Transfers for contract benefits and terminations......................................       --   (68,191)
   Contract maintenance charges..........................................................   (1,076)   (1,229)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   14,114   (62,661)
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   10,805   (56,028)
NET ASSETS -- BEGINNING OF PERIOD........................................................  100,873   156,901
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $111,678  $100,873
                                                                                          ========  ========

                                                                                            EQ/CALVERT SOCIALLY
                                                                                               RESPONSIBLE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    6,905  $      905
  Net realized gain (loss) on investments................................................    (54,255)    (55,028)
  Change in unrealized appreciation (depreciation) of investments........................     66,803     277,607
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     19,453     223,484
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    298,377     378,832
   Transfers between funds including guaranteed interest account, net....................    (38,736)    (51,535)
   Transfers for contract benefits and terminations......................................   (415,173)   (149,283)
   Contract maintenance charges..........................................................    (17,444)    (18,113)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (172,976)    159,901
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (153,523)    383,385
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,042,714   1,659,329
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,889,191  $2,042,714
                                                                                          ==========  ==========

                                                                                            EQ/CAPITAL GUARDIAN
                                                                                                 RESEARCH*
                                                                                          -----------------------
                                                                                             2011         2010
                                                                                          ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   42,372  $    42,529
  Net realized gain (loss) on investments................................................    (44,497)     (87,274)
  Change in unrealized appreciation (depreciation) of investments........................    233,675      882,256
                                                                                          ----------  -----------

  Net Increase (decrease) in net assets from operations..................................    231,550      837,511
                                                                                          ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    532,128      555,229
   Transfers between funds including guaranteed interest account, net....................    (27,512)     (58,311)
   Transfers for contract benefits and terminations......................................   (587,669)  (1,050,055)
   Contract maintenance charges..........................................................     43,206     (155,312)
                                                                                          ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (39,847)    (708,449)
                                                                                          ----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                      --
                                                                                          ----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    191,703      129,062
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,678,695    5,549,633
                                                                                          ----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $5,870,398  $ 5,678,695
                                                                                          ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/EQUITY 500 INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   257,563  $   245,646
  Net realized gain (loss) on investments................................................    (166,592)    (314,920)
  Change in unrealized appreciation (depreciation) of investments........................     222,782    2,393,383
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................     313,753    2,324,109
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   2,316,365    2,092,787
   Transfers between funds including guaranteed interest account, net....................    (972,963)    (625,558)
   Transfers for contract benefits and terminations......................................  (2,937,317)  (2,112,339)
   Contract maintenance charges..........................................................    (168,742)    (172,323)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,762,657)    (817,433)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,448,904)   1,506,676
NET ASSETS -- BEGINNING OF PERIOD........................................................  18,455,886   16,949,210
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $17,006,982  $18,455,886
                                                                                          ===========  ===========

                                                                                               EQ/EQUITY
                                                                                             GROWTH PLUS*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    216  $    424
  Net realized gain (loss) on investments................................................  (33,084)     (555)
  Change in unrealized appreciation (depreciation) of investments........................   18,668    21,217
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (14,200)   21,086
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    2,859     1,348
   Transfers between funds including guaranteed interest account, net....................  (72,369)    1,721
   Transfers for contract benefits and terminations......................................       --      (109)
   Contract maintenance charges..........................................................   (1,125)   (1,108)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (70,635)    1,852
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (84,835)   22,938
NET ASSETS -- BEGINNING OF PERIOD........................................................  158,638   135,700
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 73,803  $158,638
                                                                                          ========  ========

                                                                                              EQ/GAMCO SMALL
                                                                                              COMPANY VALUE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    1,723  $    7,647
  Net realized gain (loss) on investments................................................    361,983     116,436
  Change in unrealized appreciation (depreciation) of investments........................   (475,102)    428,351
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,396)    552,434
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    616,177     524,398
   Transfers between funds including guaranteed interest account, net....................    (25,533)    703,582
   Transfers for contract benefits and terminations......................................   (406,976)   (417,713)
   Contract maintenance charges..........................................................    (25,262)    (18,305)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    158,406     791,962
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         96          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     47,106   1,344,396
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,598,899   1,254,503
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,646,005  $2,598,899
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL
                                                                                           MULTI-SECTOR EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   36,700  $   26,775
  Net realized gain (loss) on investments................................................    229,571    (519,768)
  Change in unrealized appreciation (depreciation) of investments........................   (511,930)    736,142
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (245,659)    243,149
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    371,350     450,849
   Transfers between funds including guaranteed interest account, net....................   (168,384)   (165,988)
   Transfers for contract benefits and terminations......................................   (474,433)   (556,131)
   Contract maintenance charges..........................................................    (19,851)    (23,233)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,318)   (294,503)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (536,977)    (51,354)
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,390,352   2,441,706
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,853,375  $2,390,352
                                                                                          ==========  ==========

                                                                                              EQ/INTERMEDIATE
                                                                                          GOVERNMENT BOND INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,757  $   39,250
  Net realized gain (loss) on investments................................................     (3,351)        990
  Change in unrealized appreciation (depreciation) of investments........................    154,840      95,379
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    167,246     135,619
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    840,819     952,584
   Transfers between funds including guaranteed interest account, net....................    591,458    (491,929)
   Transfers for contract benefits and terminations......................................   (537,616)   (501,037)
   Contract maintenance charges..........................................................    (37,156)    (39,089)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    857,505     (79,471)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  1,024,751      56,148
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,229,378   3,173,230
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,254,129  $3,229,378
                                                                                          ==========  ==========

                                                                                             EQ/INTERNATIONAL
                                                                                                CORE PLUS*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   82,625  $   58,863
  Net realized gain (loss) on investments................................................   (301,680)   (766,397)
  Change in unrealized appreciation (depreciation) of investments........................   (282,445)    984,578
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (501,500)    277,044
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    391,566     489,054
   Transfers between funds including guaranteed interest account, net....................    (80,997)   (382,229)
   Transfers for contract benefits and terminations......................................   (533,578)   (535,398)
   Contract maintenance charges..........................................................     23,841     (85,860)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (199,168)   (514,433)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (700,668)   (237,389)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,269,410   3,506,799
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,568,742  $3,269,410
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/INTERNATIONAL
                                                                                                EQUITY INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   366,275  $   328,779
  Net realized gain (loss) on investments................................................  (1,433,821)    (839,372)
  Change in unrealized appreciation (depreciation) of investments........................    (348,096)   1,171,180
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................  (1,415,642)     660,587
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   1,246,759    1,285,004
   Transfers between funds including guaranteed interest account, net....................    (801,839)    (943,523)
   Transfers for contract benefits and terminations......................................  (1,775,025)  (1,460,323)
   Contract maintenance charges..........................................................    (116,303)    (128,629)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,446,408)  (1,247,471)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,862,050)    (586,884)
NET ASSETS -- BEGINNING OF PERIOD........................................................  13,380,056   13,966,940
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,518,006  $13,380,056
                                                                                          ===========  ===========

                                                                                           EQ/INTERNATIONAL     EQ/JPMORGAN
                                                                                             VALUE PLUS*     VALUE OPPORTUNITIES*
                                                                                          -----------------  -------------------
                                                                                            2011      2010     2011       2010
                                                                                          --------  -------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,763  $   599  $   780    $   539
  Net realized gain (loss) on investments................................................     (128)  (2,854)    (104)      (119)
  Change in unrealized appreciation (depreciation) of investments........................  (15,241)   6,422      (31)     4,437
                                                                                          --------  -------   -------   -------

  Net Increase (decrease) in net assets from operations..................................  (13,606)   4,167      645      4,857
                                                                                          --------  -------   -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      810      699       --         --
   Transfers between funds including guaranteed interest account, net....................    5,717   (6,982)  25,004         --
   Transfers for contract benefits and terminations......................................       --       --       --         --
   Contract maintenance charges..........................................................     (831)    (786)    (553)      (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in net assets from contractowners transactions.................    5,696   (7,069)  24,451       (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --       --         --
                                                                                          --------  -------   -------   -------

INCREASE (DECREASE) IN NET ASSETS........................................................   (7,908)  (2,902)  25,096      4,446
NET ASSETS -- BEGINNING OF PERIOD........................................................   83,892   86,794   44,252     39,806
                                                                                          --------  -------   -------   -------

NET ASSETS -- END OF PERIOD.............................................................. $ 75,984  $83,892  $69,348    $44,252
                                                                                          ========  =======   =======   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP       EQ/LARGE CAP
                                                                                              CORE PLUS*        GROWTH INDEX*
                                                                                          ------------------  ----------------
                                                                                            2011      2010     2011     2010
                                                                                          --------  --------  ------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    566  $    992  $   26  $     89
  Net realized gain (loss) on investments................................................  (15,549)    7,201      11    (5,113)
  Change in unrealized appreciation (depreciation) of investments........................    8,417     4,894      32     1,475
                                                                                          --------  --------  ------  --------

  Net Increase (decrease) in net assets from operations..................................   (6,566)   13,087      69    (3,549)
                                                                                          --------  --------  ------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965     1,165      --    15,000
   Transfers between funds including guaranteed interest account, net....................       --        --      --   (73,645)
   Transfers for contract benefits and terminations......................................  (50,000)       --      --        --
   Contract maintenance charges..........................................................     (984)     (937)    (56)     (518)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (49,019)      228     (56)  (59,163)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --      --        --
                                                                                          --------  --------  ------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (55,585)   13,315      13   (62,712)
NET ASSETS -- BEGINNING OF PERIOD........................................................  105,505    92,190   2,890    65,602
                                                                                          --------  --------  ------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 49,920  $105,505  $2,903  $  2,890
                                                                                          ========  ========  ======  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH PLUS*
                                                                                          ----------------------
                                                                                           2011 (A)      2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,607  $   13,768
  Net realized gain (loss) on investments................................................     79,846      55,972
  Change in unrealized appreciation (depreciation) of investments........................   (240,178)    449,510
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (144,725)    519,250
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    608,386     575,664
   Transfers between funds including guaranteed interest account, net....................    151,976     (18,939)
   Transfers for contract benefits and terminations......................................   (815,716)   (708,337)
   Contract maintenance charges..........................................................    (38,680)    (37,688)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    (94,034)   (189,300)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.     (1,602)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (240,361)    329,950
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,910,807   3,580,857
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,670,446  $3,910,807
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/LARGE CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    89,212  $    92,504
  Net realized gain (loss) on investments................................................    (840,961)    (974,884)
  Change in unrealized appreciation (depreciation) of investments........................     388,746    1,834,501
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (363,003)     952,121
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     816,162    1,062,029
   Transfers between funds including guaranteed interest account, net....................    (165,847)    (563,026)
   Transfers for contract benefits and terminations......................................  (1,208,220)  (1,024,085)
   Contract maintenance charges..........................................................     (69,239)     (75,322)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (627,144)    (600,404)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (990,147)     351,717
NET ASSETS -- BEGINNING OF PERIOD........................................................   8,175,643    7,823,926
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 7,185,496  $ 8,175,643
                                                                                          ===========  ===========

                                                                                          EQ/MID CAP INDEX*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    169  $   276
  Net realized gain (loss) on investments................................................   (5,722)    (196)
  Change in unrealized appreciation (depreciation) of investments........................    5,635    8,337
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................       82    8,417
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,027    3,677
   Transfers between funds including guaranteed interest account, net....................  (14,870)   1,857
   Transfers for contract benefits and terminations......................................   (5,581)      --
   Contract maintenance charges..........................................................     (254)    (307)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................  (17,678)   5,227
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................  (17,596)  13,644
NET ASSETS -- BEGINNING OF PERIOD........................................................   42,743   29,099
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $ 25,147  $42,743
                                                                                          ========  =======

                                                                                           EQ/MID CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    62,392  $    72,997
  Net realized gain (loss) on investments................................................    (187,937)    (560,329)
  Change in unrealized appreciation (depreciation) of investments........................    (566,720)   2,019,887
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (692,265)   1,532,555
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     781,760      709,346
   Transfers between funds including guaranteed interest account, net....................    (435,001)    (214,787)
   Transfers for contract benefits and terminations......................................    (751,557)  (1,844,558)
   Contract maintenance charges..........................................................     (41,610)    (102,043)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (446,408)  (1,452,042)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,138,673)      80,513
NET ASSETS -- BEGINNING OF PERIOD........................................................   7,606,517    7,526,004
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 6,467,844  $ 7,606,517
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/MONEY MARKET*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $       (83) $       153
  Net realized gain (loss) on investments................................................         251          180
  Change in unrealized appreciation (depreciation) of investments........................      (1,863)         460
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................      (1,695)         793
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  12,425,672    9,453,883
   Transfers between funds including guaranteed interest account, net....................  (1,861,197)  (2,017,313)
   Transfers for contract benefits and terminations......................................  (5,824,196)  (3,695,204)
   Contract maintenance charges..........................................................    (190,788)    (180,058)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   4,549,491    3,561,308
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         501           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   4,548,297    3,562,101
NET ASSETS -- BEGINNING OF PERIOD........................................................   9,960,195    6,398,094
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,508,492  $ 9,960,195
                                                                                          ===========  ===========

                                                                                              EQ/PIMCO ULTRA
                                                                                                SHORT BOND*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   11,104  $    7,236
  Net realized gain (loss) on investments................................................     31,671     (45,575)
  Change in unrealized appreciation (depreciation) of investments........................    (48,478)     55,129
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     (5,703)     16,790
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    662,710     824,107
   Transfers between funds including guaranteed interest account, net....................   (339,712)   (337,171)
   Transfers for contract benefits and terminations......................................   (248,649)   (180,194)
   Contract maintenance charges..........................................................    (22,464)    (21,730)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     51,885     285,012
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     46,182     301,802
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,156,933   1,855,131
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,203,115  $2,156,933
                                                                                          ==========  ==========

                                                                                          EQ/QUALITY BOND PLUS*
                                                                                          --------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  2,415   $ 15,102
  Net realized gain (loss) on investments................................................   (9,181)      (153)
  Change in unrealized appreciation (depreciation) of investments........................    8,700     (6,612)
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................    1,934      8,337
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965      5,626
   Transfers between funds including guaranteed interest account, net....................  (42,016)        --
   Transfers for contract benefits and terminations......................................  (26,748)      (149)
   Contract maintenance charges..........................................................   (1,339)    (1,512)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................  (68,138)     3,965
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --         --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (66,204)    12,302
NET ASSETS -- BEGINNING OF PERIOD........................................................  138,425    126,123
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $ 72,221   $138,425
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/SMALL COMPANY INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,646  $   40,273
  Net realized gain (loss) on investments................................................     75,041    (277,870)
  Change in unrealized appreciation (depreciation) of investments........................   (235,904)  1,181,405
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (134,217)    943,808
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    515,698     597,301
   Transfers between funds including guaranteed interest account, net....................   (265,253)     61,458
   Transfers for contract benefits and terminations......................................   (929,397)   (474,436)
   Contract maintenance charges..........................................................    (38,958)    (41,546)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (717,910)    142,777
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         26          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (852,101)  1,086,585
NET ASSETS -- BEGINNING OF PERIOD........................................................  4,679,632   3,593,047
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,827,531  $4,679,632
                                                                                          ==========  ==========

                                                                                          EQ/T. ROWE PRICE   EQ/WELLS FARGO
                                                                                           GROWTH STOCK*      OMEGA GROWTH*
                                                                                          ---------------  ------------------
                                                                                            2011    2010     2011      2010
                                                                                          -------  ------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    --  $   --  $     --  $     14
  Net realized gain (loss) on investments................................................     429      (2)    5,587     3,202
  Change in unrealized appreciation (depreciation) of investments........................  (1,546)    209    (8,349)   14,819
                                                                                          -------  ------  --------  --------

  Net Increase (decrease) in net assets from operations..................................  (1,117)    207    (2,762)   18,035
                                                                                          -------  ------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     819      --     3,573        --
   Transfers between funds including guaranteed interest account, net....................  27,901      --   155,349        --
   Transfers for contract benefits and terminations......................................      --      --        --      (171)
   Contract maintenance charges..........................................................    (251)    (10)   (1,371)     (650)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  28,469     (10)  157,551      (821)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.      --      --        --        --
                                                                                          -------  ------  --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  27,352     197   154,789    17,214
NET ASSETS -- BEGINNING OF PERIOD........................................................   1,474   1,277   122,383   105,169
                                                                                          -------  ------  --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $28,826  $1,474  $277,172  $122,383
                                                                                          =======  ======  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                           MULTIMANAGER MULTI-
                                                                                              SECTOR BOND*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   40,980  $ 25,682
  Net realized gain (loss) on investments................................................      1,987     6,419
  Change in unrealized appreciation (depreciation) of investments........................        130     2,622
                                                                                          ----------  --------

  Net Increase (decrease) in net assets from operations..................................     43,097    34,723
                                                                                          ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    327,492   242,653
   Transfers between funds including guaranteed interest account, net....................   (116,253)  300,785
   Transfers for contract benefits and terminations......................................   (141,554)  (99,947)
   Contract maintenance charges..........................................................     (8,354)   (6,890)
                                                                                          ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.................     61,331   436,601
                                                                                          ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --        --
                                                                                          ----------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................    104,428   471,324
NET ASSETS -- BEGINNING OF PERIOD........................................................    989,211   517,887
                                                                                          ----------  --------

NET ASSETS -- END OF PERIOD.............................................................. $1,093,639  $989,211
                                                                                          ==========  ========

                                                                                          MULTIMANAGER SMALL
                                                                                              CAP VALUE*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    104  $   132
  Net realized gain (loss) on investments................................................   (8,634)  (3,379)
  Change in unrealized appreciation (depreciation) of investments........................    5,148   22,795
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................   (3,382)  19,548
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      137      641
   Transfers between funds including guaranteed interest account, net....................   52,653    3,251
   Transfers for contract benefits and terminations......................................   (9,256)    (109)
   Contract maintenance charges..........................................................     (767)    (589)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................   42,767    3,194
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................   39,387   22,742
NET ASSETS -- BEGINNING OF PERIOD........................................................   98,560   75,818
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $137,947  $98,560
                                                                                          ========  =======

                                                                                               MULTIMANAGER
                                                                                                TECHNOLOGY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $     (343) $       --
  Net realized gain (loss) on investments................................................     92,877      28,307
  Change in unrealized appreciation (depreciation) of investments........................   (228,585)    476,775
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (136,051)    505,082
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    441,388     467,640
   Transfers between funds including guaranteed interest account, net....................   (196,165)    (76,677)
   Transfers for contract benefits and terminations......................................   (503,556)   (261,042)
   Contract maintenance charges..........................................................    (32,861)    (31,060)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,194)     98,861
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         25          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (427,220)    603,943
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,530,780   2,926,837
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,103,560  $3,530,780
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          TARGET 2015 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   25,110  $   26,903
  Net realized gain (loss) on investments................................................    (23,431)      2,889
  Change in unrealized appreciation (depreciation) of investments........................    (38,965)    160,211
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (37,286)    190,003
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    320,080     441,264
   Transfers between funds including guaranteed interest account, net....................   (362,206)     33,376
   Transfers for contract benefits and terminations......................................   (327,200)    (28,286)
   Contract maintenance charges..........................................................    (16,717)    (17,124)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (386,043)    429,230
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (423,329)    619,233
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,032,569   1,413,336
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,609,240  $2,032,569
                                                                                          ==========  ==========

                                                                                          TARGET 2025 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   28,563  $   25,219
  Net realized gain (loss) on investments................................................     96,569     (51,908)
  Change in unrealized appreciation (depreciation) of investments........................   (236,374)    229,773
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,242)    203,084
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    579,359     586,880
   Transfers between funds including guaranteed interest account, net....................   (271,625)    168,207
   Transfers for contract benefits and terminations......................................   (250,553)   (123,666)
   Contract maintenance charges..........................................................    (21,726)    (16,952)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     35,455     614,469
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (75,786)    817,553
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,063,692   1,246,139
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,987,906  $2,063,692
                                                                                          ==========  ==========

                                                                                              TARGET 2035
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  6,529  $  4,606
  Net realized gain (loss) on investments................................................   34,000   (11,548)
  Change in unrealized appreciation (depreciation) of investments........................  (61,062)   53,131
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (20,533)   46,189
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  182,968   143,772
   Transfers between funds including guaranteed interest account, net....................  (22,436)   45,500
   Transfers for contract benefits and terminations......................................  (60,841)  (66,616)
   Contract maintenance charges..........................................................   (4,664)   (3,599)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   95,027   119,057
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        4        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   74,498   165,246
NET ASSETS -- BEGINNING OF PERIOD........................................................  403,649   238,403
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $478,147  $403,649
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              TARGET 2045
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  5,078  $  3,363
  Net realized gain (loss) on investments................................................   31,613     2,989
  Change in unrealized appreciation (depreciation) of investments........................  (57,723)   29,458
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (21,032)   35,810
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  163,929   130,299
   Transfers between funds including guaranteed interest account, net....................  (18,420)   (6,224)
   Transfers for contract benefits and terminations......................................  (72,976)  (62,501)
   Contract maintenance charges..........................................................   (3,878)   (2,984)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   68,655    58,590
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       53        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   47,676    94,400

NET ASSETS -- BEGINNING OF PERIOD........................................................  325,363   230,963
                                                                                          --------  --------
NET ASSETS -- END OF PERIOD.............................................................. $373,039  $325,363
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-58

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, The "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 37 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------
                                       EQ/AllianceBernstein Small Cap Growth
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth Index
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Growth PLUS
                                       EQ/Capital Guardian Research           EQ/Large Cap Value PLUS
                                       EQ/Equity 500 Index                    EQ/Mid Cap Index
                                       EQ/Equity Growth PLUS                  EQ/Mid Cap Value PLUS
                                       EQ/Global Multi-Sector Equity          EQ/Money Market
                                       EQ/Intermediate Government Bond Index  EQ/Quality Bond PLUS
                                       EQ/International Core PLUS             EQ/T. Rowe Price Growth Stock
                                       EQ/International Equity Index/(1)/     EQ/Wells Fargo Omega Growth/(3)/
                                       EQ/International Value PLUS/(2)/       AXA PREMIER VIP TRUST*
                                       EQ/JPMorgan Value Opportunities        Multimanager Multi-Sector Bond
                                       EQ/Large Cap Core PLUS                 Multimanager Small Cap Value

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------        Multimanager Technology
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Small Company Value           AXA Aggressive Allocation
                                       EQ/Global Multi-Sector Equity          AXA Conservative Allocation
                                       EQ/Intermediate Government Bond Index  AXA Conservative-Plus Allocation
                                       EQ/International Core PLUS             AXA Moderate Allocation
                                       EQ/International Equity Index/(1)/     AXA Moderate-Plus Allocation
                                       EQ/Large Cap Growth PLUS               Multimanager Multi-Sector Bond
                                       EQ/Large Cap Value PLUS                Multimanager Technology
                                       EQ/Mid Cap Value PLUS                  Target 2015 Allocation
                                       EQ/Money Market                        Target 2025 Allocation
                                       EQ/PIMCO Ultra Short Bond              Target 2035 Allocation
                                       EQ/Small Company Index                 Target 2045 Allocation

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
  (1)Formerly known as EQ/AllianceBernstein International

                                    FSA-59

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

  (2)Formerly known as EQ/BlackRock International value
  (3)Formerly known as EQ/Wells Fargo Advantage Omega Growth
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Accounts' financial statements and disclosures.

   Investment securities for Separate Accounts No. 10, 4 and 3 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-60

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2011, the average monthly notional value of futures contracts held in Separate Account No. 4 was $396,461. All futures contracts were related to equity contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. For the year ended December 31, 2011, the average monthly principal amount of forward foreign currency exchange contracts held in Separate Account No. 10 was $341,686.

                                    FSA-61

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

                                    FSA-62

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-63

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011
                                                             LEVEL 1
                                               --------------------------------------------
                                                 SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10       NO. 4/(2)/     NO. 3/(2)/
                                                -----------    -----------    -----------
ASSETS
Investments:
Common Stocks
 Consumer Discretionary....................... $ 1,299,550    $ 9,779,654    $ 3,535,622
 Consumer Staples.............................   1,089,590      8,763,096      1,206,794
 Energy.......................................   1,195,457      7,583,833      2,294,519
 Financials...................................   1,060,034      2,651,668      1,425,783
 Health Care..................................   2,469,143      8,605,886      4,142,020
 Industrial...................................     877,043      8,682,937             --
 Information Technology.......................   1,956,148     19,153,906      5,083,502
 Materials....................................     442,906      3,666,015        452,941
 Telecommunication Services...................     203,216        830,756             --
 Utilities....................................     408,378         62,047             --
 Producers Durables...........................          --             --      4,455,011
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  11,001,465     69,779,798     22,596,192
                                                -----------    -----------    -----------
 Short term...................................     886,379        181,718        371,027
                                                -----------    -----------    -----------
TOTAL LEVEL 1................................. $11,887,844    $69,961,516    $22,967,219
                                                ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10          NO. 4          NO. 3
                                                -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 4,345,639    $        --    $        --
 U.S. Treasury, government and agency.........   3,213,968             --             --
 States and political subdivision.............      49,214             --             --
 Foreign governments..........................      82,421             --             --
 Commercial mortgage-backed...................     765,961             --             --
 Residential mortgage-backed..................   2,862,657             --             --
 Asset-backed.................................          --             --             --
                                                -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,319,860             --             --
                                                -----------    -----------    -----------
Common Stocks
 Consumer Discretionary.......................     601,336             --             --
 Consumer Staples.............................   1,017,229             --             --
 Energy.......................................   1,102,876             --             --
 Financials...................................   1,813,201             --             --
 Health Care..................................     693,968             --             --
 Industrial...................................     885,826             --             --
 Information Technology.......................     291,463             --             --
 Materials....................................     822,248             --             --
 Telecommunication Services...................     538,091             --             --
 Utilities....................................     322,013             --             --
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................   8,088,251             --             --
                                                -----------    -----------    -----------
 Preferred Stocks.............................      44,989             --             --
                                                -----------    -----------    -----------
TOTAL LEVEL 2................................. $19,453,100    $        --    $        --
                                                ===========    ===========    ===========

                                    FSA-64

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)

                                                             LEVEL 3
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                 NO. 10      NO. 4       NO. 3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Commercial mortgage-backed................... $   114,456 $        -- $        --
 Asset-backed.................................      58,797          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.     173,253          --          --
                                               ----------- ----------- -----------
Common Stocks
 Energy.......................................          --      45,600          --
                                               ----------- ----------- -----------
TOTAL LEVEL 3................................. $   173,253 $    45,600 $        --
                                               ----------- ----------- -----------
 TOTAL ASSETS................................. $31,514,197 $70,007,116 $22,967,219
                                               =========== =========== ===========

The policy is to recognize transfers in and transfers out of the valuation levels as of the end of the actual date of the event or change in circumstances that caused transfer for Separate Account No. 10. During the year ended December 31, 2011, Separate Account No. 10 had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the use of international fair value pricing procedures at December 31, 2011. On December 31, 2011, foreign equity securities with a market value of $8,088,251 were transferred from Level 1 to Level 2.

                                                                            LEVEL 3 INSTRUMENTS
                                                                          FAIR VALUE MEASUREMENTS
                                                                          SEPARATE ACCOUNT NO. 10
                                                            --------------------------------------------------
                                                            COMMERCIAL
                                                             MORTGAGE    ASSET      CONSUMER         TOTAL
                                                              BACKED     BACKED   DISCRETIONARY INVESTMENTS/(1)/
                                                            ---------- ---------  ------------- ---------------
BALANCE, DECEMBER 31, 2010................................. $ 302,350  $ 186,759    $     --       $ 489,109
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Net amortization/accretion................................       139        117          --             256
 Investment (losses) gains, net............................   (29,320)   (74,949)    (12,735)       (117,004)
                                                            ---------  ---------    --------       ---------
   SUBTOTAL................................................   (29,181)   (74,832)    (12,735)       (116,748)
                                                            ---------  ---------    --------       ---------
 Change in unrealized gain/(loss)..........................    19,561     55,509        (207)         74,863
 Purchases.................................................        --         --      34,130          34,130
 Sales.....................................................  (178,274)  (108,639)    (21,188)       (308,101)
                                                            ---------  ---------    --------       ---------
BALANCE, DECEMBER 31, 2011................................. $ 114,456  $  58,797    $     --       $ 173,253
                                                            =========  =========    ========       =========

                                    FSA-65

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


                                                              LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                             SEPARATE ACCOUNT NO. 4
                                                            --------------------------
                                                                            TOTAL
                                                              ENERGY   INVESTMENTS/(1)/
                                                            --------   ---------------
BALANCE, DECEMBER 31, 2010................................. $    --        $    --
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Investment (losses) gains, net............................      60             60
                                                            -------        -------
   SUBTOTAL................................................      60             60
                                                            -------        -------
 Change in unrealized gain/(loss)..........................  11,515         11,515
 Purchases.................................................  34,085         34,085
 Sales.....................................................     (60)           (60)
                                                            -------        -------
BALANCE, DECEMBER 31, 2011................................. $45,600        $45,600
                                                            =======        =======

-----------
(1)There were no transfers into, and out of, Level 3 during the year for Separate Accounts No. 4 and 10.
(2)There were no transfers between Level 1 and 2 during the year for Separate Accounts No. 4 and 3.

   The table below details the changes in unrealized gains for 2011 by category for Level 3 assets still held at December 31, 2011:

                                                     SEPARATE ACCOUNT SEPARATE ACCOUNT
                                                          NO. 4            NO. 10
                                                     ---------------- ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2011
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Commercial mortgage-backed.........................     $    --          $ 7,651
 Residential mortgage-backed........................          --               --
 Asset-backed.......................................          --           (8,125)
                                                         -------          -------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.......          --             (474)
                                                         -------          -------
Common Stocks
 Energy.............................................      11,515               --
                                                         -------          -------
TOTAL...............................................     $11,515          $  (474)
                                                         =======          =======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1 and Level 2 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
AXA Aggressive Allocation............. $  646,824 $  492,895
AXA Conservative Allocation...........    793,477    282,910
AXA Conservative-Plus Allocation......    177,175    137,667
AXA Moderate Allocation...............  3,600,093  1,548,103
AXA Moderate-Plus Allocation..........    248,456    489,057
EQ/AllianceBernstein Small Cap Growth.     94,348     56,419
EQ/BlackRock Basic Value Equity.......     25,058      9,512
EQ/Calvert Socially Responsible.......    256,627    422,456
EQ/Capital Guardian Research..........    826,523    823,246
EQ/Equity 500 Index...................  2,513,672  4,016,663

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Purchases and Sales on Investments (Concluded)

                                        PURCHASES    SALES
                                       ----------- ----------
EQ/Equity Growth PLUS................. $    55,340 $  125,759
EQ/GAMCO Small Company Value..........   1,058,890    869,355
EQ/Global Multi-Sector Equity.........     615,508    869,903
EQ/Intermediate Government Bond Index.   1,639,563    765,813
EQ/International Core PLUS............   1,016,043  1,132,234
EQ/International Equity Index.........   1,458,446  2,537,179
EQ/International Value PLUS...........       8,229        770
EQ/JPMorgan Value Opportunities.......      25,755        524
EQ/Large Cap Core PLUS................       5,092     50,985
EQ/Large Cap Growth Index.............          26         56
EQ/Large Cap Growth PLUS..............     994,152  1,072,146
EQ/Large Cap Value PLUS...............     978,929  1,516,009
EQ/Mid Cap Index......................      18,181     35,690
EQ/Mid Cap Value PLUS.................     938,454  1,321,599
EQ/Money Market.......................  13,569,661  9,017,244
EQ/PIMCO Ultra Short Bond.............   1,006,037    942,757
EQ/Quality Bond PLUS..................       3,639     69,359
EQ/Small Company Index................     886,375  1,230,579
EQ/T. Rowe Price Growth Stock.........      57,863     29,394
EQ/Wells Fargo Omega Growth...........     174,224     12,195
Multimanager Multi-Sector Bond........     640,462    538,026
Multimanager Small Cap Value..........      76,741     33,870
Multimanager Technology...............     758,516  1,049,654
Target 2015 Allocation................     365,328    703,630
Target 2025 Allocation................     704,461    627,843
Target 2035 Allocation................     209,221    105,194
Target 2045 Allocation................     171,423     95,257

   Investment Security Transactions

   For the year ended December 31, 2011, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4 and 3:

                                  PURCHASES                      SALES
                         ---------------------------- ----------------------------
                                             U.S.                         U.S.
                           STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                     DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                     --------------- ------------ --------------- ------------
Separate Account No. 10.   $23,241,832    $6,119,821    $31,871,084    $7,364,282
Separate Account No. 4..    13,758,814            --     20,259,566            --
Separate Account No. 3..    33,810,426            --     37,278,849            --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares. Effective January 1, 2012, Class A units of the Variable Investment Options will be charged a 12b-1 fee.

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Related Party Transactions (Concluded)


   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.06% to a high of 1.14% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Reorganizations

   In 2011, a fund reorganization occurred within EQAT. The corresponding reorganization occurred within the Variable Investment Options of Separate Account No. 66. The purpose of the reorganization was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, the merger was approved by shareholders, whereby, certain Portfolios of EQAT (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, the reorganization which occurred in 2011 was treated as merger. In 2011, there were no reorganizations within Separate Accounts No. 10, 4, and 3. In 2010, there were no reorganizations within the Variable Investments of the Separate Account No. 66 and Separate Accounts No. 10, 4, and 3.

-------------------------------------------------------------------------------
                          REMOVED PORTFOLIO          SURVIVING PORTFOLIO
-------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------
Shares -- Class B           6,897                       7,139
Value -- Class B          $ 13.86                    $  17.57
Net Assets Before Merger  $95,596                    $ 29,839
Net Assets After Merger   $    --                    $125,435

7. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)

   holders (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)


   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   Institutional

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Concluded)


   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND   MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
RIA
Issued..................   --       --      --         --       --        --
Redeemed................   (4)      (4)     (1)        (1)      --        (2)
                          ----     ----    ---        ---      ---       ---
Net Decrease............   (4)      (4)     (1)        (1)      --        (2)
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     GROWTH EQUITY FUND  MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
MRP
Issued..................   52       66      13         23       57        55
Redeemed................ (108)    (104)    (23)       (33)     (96)      (49)
                          ----     ----    ---        ---      ---       ---
Net Increase (Decrease).  (56)     (38)    (10)       (10)     (39)        6
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND
                         ----------------  ----------------
                         2011     2010     2011       2010
                         ----     ----     ----       ----
EPP
Issued..................   --       --      --         --
Redeemed................   (2)      --      --         --
                          ----     ----    ---        ---
Net Decrease............   (2)      --      --         --
                          ====     ====    ===        ===

                                                               MID CAP GROWTH
                         BALANCED ACCOUNT  GROWTH STOCK ACCOUNT STOCK ACCOUNT
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
INSTITUTIONAL
Issued..................   --       --      --         --       --        --
Redeemed................   --       --      --         (1)      --        --
                          ----     ----    ---        ---      ---       ---
Net Decrease............   --       --      --         (1)      --        --
                          ====     ====    ===        ===      ===       ===

   SEPARATE ACCOUNT NO. 66:

                          AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                          ALLOCATION     ALLOCATION       PLUS ALLOCATION   ALLOCATION
                          -------------  ---------------  ----------------  ----------
                          2011    2010   2011     2010    2011     2010     2011   2010
                          ----    ----   ----     ----    ----     ----     ----   ----
RIA
Net Issued...............  --      --     --       --      --       --        --     --
Net Redeemed.............  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
MRP
Net Issued...............  66      82     69       42      15       28       319    481
Net Redeemed............. (57)    (17)   (26)     (25)    (14)     (22)     (156)  (155)
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).   9      65     43       17       1        6       163    326
                          ---     ---    ---      ---     ---      ---      ----   ----

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Continued)

                          AXA MODERATE-     EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK       EQ/CALVERT SOCIALLY
                          PLUS ALLOCATION   SMALL CAP GROWTH     BASIC VALUE EQUITY RESPONSIBLE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --        1        --        --        --
Net Redeemed.............  --        --       --         --       --        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --        1        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  20       130       --         --       --        --        32        51
Net Redeemed............. (50)      (21)      --         --       --        --       (53)      (28)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (30)      109       --         --       --        --       (21)       23
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/CAPITAL        EQ/EQUITY 500        EQ/EQUITY          EQ/GAMCO SMALL
                          GUARDIAN RESEARCH    INDEX             GROWTH PLUS        COMPANY VALUE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  46        35      238        217       --        --        68       107
Net Redeemed............. (44)      (81)    (364)      (287)      --        --       (58)      (46)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).   2       (46)    (126)       (70)      --        --        10        61
                          ---       ---       ----       ----    ---        ----      ----      ----

                                            EQ/INTERMEDIATE
                          EQ/GLOBAL         GOVERNMENT           EQ/INTERNATIONAL   EQ/INTERNATIONAL
                          MULTI-SECTOR EQUITY BOND INDEX           CORE PLUS          EQUITY INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  45        62      136         95       69        60        63        61
Net Redeemed............. (73)      (81)     (66)      (100)     (88)     (108)     (130)     (126)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (28)      (19)      70         (5)     (19)      (48)      (67)      (65)
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/INTERNATIONAL  EQ/JPMORGAN VALUE    EQ/LARGE CAP       EQ/LARGE CAP
                          VALUE PLUS        OPPORTUNITIES        CORE PLUS          GROWTH INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --        1         --       --        --        --        --
Net Redeemed.............  --        --       --         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --        1         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Concluded)

                          EQ/LARGE CAP     EQ/LARGE CAP   EQ/MID CAP        EQ/MID CAP
                          GROWTH PLUS      VALUE PLUS       INDEX           VALUE PLUS
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    1       --       1       1    --       --       --        --
Net Redeemed.............   (2)      (2)     (2)     (3)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      (2)     (1)     (2)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............  117      126      69      98    --       --       56        55
Net Redeemed............. (132)    (112)   (109)   (140)   --       --      (83)     (157)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (15)      14     (40)    (42)   --       --      (27)     (102)
                           ----     ----    ----   ----   ---      ---      ---      ----

                           EQ/MONEY        EQ/PIMCO ULTRA EQ/QUALITY         EQ/SMALL
                            MARKET         SHORT BOND     BOND PLUS         COMPANY INDEX
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued............... 1361      987      85      76    --       --       33        61
Net Redeemed............. (895)    (631)    (81)    (51)   --       --      (77)      (51)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  466      356       4      25    --       --      (44)       10
                           ----     ----    ----   ----   ---      ---      ---      ----

                          EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER      MULTIMANAGER
                          GROWTH STOCK     OMEGA GROWTH   MULTI-SECTOR BOND SMALL CAP VALUE
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    6       --       1      --    --       --        1        --
Net Redeemed.............   (3)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).    3       --       1      --    --       --        1        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   --       --      --      --    65       67       --        --
Net Redeemed.............   --       --      --      --   (51)     (17)      --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    14       50       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----

                          MULTIMANAGER     TARGET 2015    TARGET 2025       TARGET 2035
                          TECHNOLOGY       ALLOCATION     ALLOCATION        ALLOCATION
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   50       59      34      53    73      103       23        23
Net Redeemed.............  (70)     (47)    (74)     (3)  (73)     (28)     (12)       (8)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (20)      12     (40)     50    --       75       11        15
                           ----     ----    ----   ----   ---      ---      ---      ----

                          TARGET 2045
                          ALLOCATION
                          ---------------
                          2011     2010
                          ----     ----
RIA
Net Issued...............   --       --
Net Redeemed.............   --       --
                           ----     ----
Net Increase (Decreased).   --       --
                           ----     ----
MRP
Net Issued...............   20       17
Net Redeemed.............  (11)     (10)
                           ----     ----
Net Increase (Decreased).    9        7
                           ----     ----

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


9. Restatement

   In 2011, AXA Equitable discovered that it inadvertently had not recorded a security and related dividends arising from a class action settlement attributable to Separate Accounts No. 10, 4, and 3. This matter affected the previously issued financial statements of those Separate Accounts for periods ended on or before December 31, 2010. The accompanying financial statements of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct the resulting misstatements; the impact on the financial statements for periods ended on or prior to December 31, 2007 was not material. The affected Funds and the effect of the restatement on each, are as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNT NO. 10
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $39,691,163  $40,126,206
Net investment income for the year ended December 31, 2010.................................              982,370    1,274,508
Change in unrealized appreciation of investments...........................................            1,638,056    1,935,107
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            3,333,913    3,923,102
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,513,232)  (5,556,163)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,662,309)  (2,705,240)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................              671,604    1,217,862
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $40,362,767  $41,344,068
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN BALANCED FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $210.35  $    193.55  $    156.08
Unit value, end of period -- as restated................................................... $215.46  $    195.67  $    157.54
Net assets, (000s) -- as originally presented.............................................. $ 3,950  $     4,521  $     5,210
Net assets, (000s) -- as restated.......................................................... $ 4,046  $     4,571  $     5,259
Expense ratio -- as originally presented...................................................    0.61%        0.55%        0.63%
Expense ratio -- as restated...............................................................    0.60%        0.55%        0.63%
Total return -- as originally presented....................................................    8.68%       24.01%      (29.69%)
Total return -- as restated................................................................   10.12%       24.20%      (29.03%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

MRP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $ 50.35  $     46.33  $     37.35
Unit value, end of period -- as restated................................................... $ 51.57  $     46.84  $     37.70
Net assets, (000s) -- as originally presented.............................................. $26,962  $    26,557  $    22,374
Net assets, (000s) -- as restated.......................................................... $27,617  $    26,851  $    22,582
Expense ratio -- as originally presented...................................................    0.61%        0.55%        1.69%
Expense ratio -- as restated...............................................................    0.60%        0.55%        1.69%
Total return -- as originally presented....................................................    8.68%       24.04%      (30.44%)
Total return -- as restated................................................................   10.11%       24.24%      (29.79%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

EPP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $219.29  $    201.26  $    161.90
Unit value, end of period -- as restated................................................... $224.62  $    203.47  $    163.42
Net assets, (000s) -- as originally presented.............................................. $   822  $       749  $       640
Net assets, (000s) -- as restated.......................................................... $   842  $       757  $       626
Expense ratio -- as originally presented...................................................    0.36%        0.30%        0.38%
Expense ratio -- as restated...............................................................    0.35%        0.30%        0.38%
Total return -- as originally presented....................................................    8.96%       24.31%      (29.51%)
Total return -- as restated................................................................   10.40%       24.51%      (28.85%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

BALANCED ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $22,862.41  $20,931.14  $16,794.82
Unit value, end of period -- as restated............. $23,418.24  $21,160.56  $16,952.35
Net assets, (000s) -- as originally presented........ $    8,642  $    7,870  $    6,298
Net assets, (000s) -- as restated.................... $    8,852  $    7,956  $    6,391
Expense ratio -- as originally presented.............       0.11%       0.05%       0.13%
Expense ratio -- as restated.........................       0.10%       0.05%       0.13%
Total return -- as originally presented..............       9.23%      24.63%     (29.34%)
Total return -- as restated..........................      10.67%      24.82%     (28.67%)
Investment Income ratio -- as originally presented...       3.02%       3.50%       4.01%
Investment Income ratio -- as restated...............       3.68%       3.45%       3.99%

---------------------------------------------------------------------------------------------------------------------------------
                                                     SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY         AS
                                                                                                      PRESENTED       RESTATED
                                                                                                     ------------  ------------
NET ASSETS, JANUARY 1, 2010................................................................          $ 76,284,192  $ 76,526,642
Net investment income for the year ended December 31, 2010.................................             1,035,895     1,324,468
Change in unrealized appreciation of investments...........................................             3,511,778     3,805,212
                                                                                                     ------------  ------------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            10,471,344    11,053,351
                                                                                                     ------------  ------------
Contract owner Transactions Withdrawals....................................................           (20,251,205)  (20,350,245)
                                                                                                     ------------  ------------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (13,110,626)  (13,209,666)
                                                                                                     ------------  ------------
Decrease in net assets for the year ended December 31, 2010................................            (2,634,579)   (2,151,612)
                                                                                                     ------------  ------------
NET ASSETS, DECEMBER 31, 2010..............................................................          $ 73,649,613  $ 74,375,030
                                                                                                     ============  ============

ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $823.87  $     704.77  $     508.49
Unit value, end of period -- as restated................................................... $831.98  $     707.01  $     509.50
Net assets, (000s) -- as originally presented.............................................. $ 3,925  $      4,265  $      3,809
Net assets, (000s) -- as restated.......................................................... $ 3,964  $      4,278  $      3,817
Expense ratio -- as originally presented...................................................    0.15%         0.27%         0.51%
Expense ratio -- as restated...............................................................    0.15%         0.27%         0.51%
Total return -- as originally presented....................................................   16.90%        38.60%       (42.23%)
Total return -- as restated................................................................   17.68%        38.76%       (42.12%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

EPP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $854.84  $     731.27  $     527.45
Unit value, end of period -- as restated................................................... $863.26  $     733.59  $     528.50
Net assets, (000s) -- as originally presented.............................................. $ 2,619  $      2,303  $      2,341
Net assets, (000s) -- as restated.......................................................... $ 2,645  $      2,311  $      2,345
Expense ratio -- as originally presented...................................................    0.15%         0.24%         0.26%
Expense ratio -- as restated...............................................................    0.15%         0.24%         0.26%
Total return -- as originally presented....................................................   16.90%        38.64%       (42.09%)
Total return -- as restated................................................................   17.68%        38.81%       (41.98%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $  323.88  $  277.66  $  200.69
Unit value, end of period -- as restated............. $  327.07  $  278.54  $  201.09
Net assets, (000s) -- as originally presented........ $  29,027  $  27,765  $  20,675
Net assets, (000s) -- as restated.................... $  29,313  $  27,854  $  20,716
Expense ratio -- as originally presented.............      0.37%      0.48%      1.57%
Expense ratio -- as restated.........................      0.37%      0.47%      1.57%
Total return -- as originally presented..............     16.65%     38.35%    (42.87%)
Total return -- as restated..........................     17.42%     38.52%    (42.75%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $8,880.54  $7,590.76  $5,469.59
Unit value, end of period -- as restated............. $8,968.01  $7,614.89  $5,480.48
Net assets, (000s) -- as originally presented........ $  38,080  $  41,954  $  38,789
Net assets, (000s) -- as restated.................... $  38,455  $  42,087  $  38,868
Expense ratio -- as originally presented.............      0.07%      0.15%      0.01%
Expense ratio -- as restated.........................      0.07%      0.15%      0.01%
Total return -- as originally presented..............     16.99%     38.78%    (41.94%)
Total return -- as restated..........................     17.77%     38.95%    (41.83%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

-------------------------------------------------------------------------------------------------------------------------------
                                                    SEPARATE ACCOUNT NO. 3
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $20,628,760  $20,834,454
Net investment income for the year ended December 31, 2010.................................              (28,708)     204,904
Change in unrealized appreciation of investments...........................................              728,482      966,040
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            6,159,348    6,630,518
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,303,072)  (5,360,094)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,402,184)  (2,459,197)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................            3,757,164    4,171,312
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $24,385,924  $25,005,766
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $318.86  $    240.56  $    162.98
Unit value, end of period -- as restated................................................... $326.96  $    242.96  $    164.14
Net assets, (000s) -- as originally presented.............................................. $ 2,384  $     2,225  $     1,878
Net assets, (000s) -- as restated.......................................................... $ 2,445  $     2,248  $     1,891
Expense ratio -- as originally presented...................................................    0.52%        0.73%        0.58%
Expense ratio -- as restated...............................................................    0.52%        0.72%        0.58%
Total return -- as originally presented....................................................   32.55%       47.60%      (45.26%)
Total return -- as restated................................................................   34.58%       48.02%      (44.87%)
Investment Income ratio -- as originally presented.........................................    0.46%        0.59%        0.20%
Investment Income ratio -- as restated.....................................................    1.50%        0.58%        0.19%

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Concluded)

MRP
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $    65.56  $    49.53  $    33.60
Unit value, end of period -- as restated............. $    67.23  $    50.02  $    33.84
Net assets, (000s) -- as originally presented........ $   21,443  $   15,918  $   11,361
Net assets, (000s) -- as restated.................... $   21,988  $   16,076  $   11,441
Expense ratio -- as originally presented.............       0.67%       0.88%       1.80%
Expense ratio -- as restated.........................       0.67%       0.87%       1.80%
Total return -- as originally presented..............      32.36%      47.41%     (45.95%)
Total return -- as restated..........................      34.39%      47.83%     (45.57%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

MID CAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $34,652.25  $26,012.67  $17,535.26
Unit value, end of period -- as restated............. $35,533.04  $26,272.05  $17,660.31
Net assets, (000s) -- as originally presented........ $      554  $    2,497  $    3,886
Net assets, (000s) -- as restated.................... $      569  $    2,522  $    3,921
Expense ratio -- as originally presented.............       0.02%       0.23%       0.08%
Expense ratio -- as restated.........................       0.02%       0.22%       0.08%
Total return -- as originally presented..............      33.21%      48.34%     (44.98%)
Total return -- as restated..........................      35.25%      48.76%     (44.60%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

10.Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                                     DECEMBER 31, 2011
                                                                       --------------------------------------------
                                                                                  UNITS     NET
                                                                        UNIT   OUTSTANDING ASSETS   TOTAL    EXPENSE
                                                                       VALUES    (000S)    (000S)  RETURN**  RATIO*
                                                                       ------- ----------- ------- --------  -------
   SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
   2011......................... RIA* - contract charge 0.50% (e)      $214.40      15     $ 3,310   (0.49)%  0.63%
   2010......................... RIA* - contract charge 0.50% (e) (g)  $215.46      19     $ 4,046   10.12%   0.60%
   2009......................... RIA* - contract charge 0.50% (e) (g)  $195.67      23     $ 4,571   24.20%   0.55%
   2008......................... RIA* - contract charge 0.50% (e) (g)  $157.54      33     $ 5,259  (29.03)%  0.63%
   2007......................... RIA* - contract charge 0.50% (e)      $221.99      40     $ 8,924    5.05%   0.77%
   2011......................... MRP* - contract charge 0.50% (e)      $ 51.32     479     $24,589   (0.50)%  0.63%
   2010......................... MRP* - contract charge 0.50% (e) (g)  $ 51.57     535     $27,617   10.11%   0.60%
   2009......................... MRP* - contract charge 0.50% (e) (g)  $ 46.84     573     $26,851   24.24%   0.55%
   2008......................... MRP* - contract charge 1.56% (e) (g)  $ 37.70     599     $22,582  (29.79)%  1.69%
   2007......................... MRP* - contract charge 1.53% (e)      $ 53.70     677     $36,357    3.99%   1.80%

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)

                                                                                       DECEMBER 31, 2011
                                                                       ------------------------------------------------
                                                                                     UNITS      NET
                                                                          UNIT    OUTSTANDING  ASSETS   TOTAL    EXPENSE
                                                                         VALUES     (000S)     (000S)  RETURN**  RATIO*
                                                                       ---------- ----------- -------- --------  -------
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2011........................ EPP* - contract charge 0.25% (e)      $   224.07       2     $    408   (0.24)%  0.38%
    2010........................ EPP* - contract charge 0.25% (e) (g)  $   224.62       4     $    842   10.40%   0.35%
    2009........................ EPP* - contract charge 0.25% (e) (g)  $   203.47       4     $    757   24.51%   0.30%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   163.42       4     $    626  (28.85)%  0.38%
    2007........................ EPP* - contract charge 0.25% (e)      $   229.69       6     $  1,431    5.32%   0.52%

BALANCED ACCOUNT
----------------
    2011........................ Institutional (e)                     $23,414.58       0     $  2,524   (0.02)%  0.13%
    2010........................ Institutional (e) (g)                 $23,418.24       0     $  8,852   10.67%   0.10%
    2009........................ Institutional (e) (g)                 $21,160.56       0     $  7,956   24.82%   0.05%
    2008........................ Institutional (e) (g)                 $16,952.35       0     $  6,391  (28.67)%  0.13%
    2007........................ Institutional (e)                     $23,767.57       0     $  8,533    5.58%   0.27%

    SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
    2011........................ RIA* - contract charge 0.08% (e)      $   861.69       4     $  3,275    3.57%   0.16%
    2010........................ RIA* - contract charge 0.08% (e) (g)  $   831.98       5     $  3,964   17.68%   0.15%
    2009........................ RIA* - contract charge 0.08% (e) (g)  $   707.01       6     $  4,278   38.76%   0.27%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   509.50       7     $  3,817  (42.12)%  0.51%
    2007........................ RIA* - contract charge 0.50% (e)      $   880.30      11     $ 10,082   13.46%   0.53%
    2011........................ EPP* - contract charge 0.08% (e)      $   894.10       3     $  2,616    3.57%   0.16%
    2010........................ EPP* - contract charge 0.08% (e) (g)  $   863.26       3     $  2,645   17.68%   0.15%
    2009........................ EPP* - contract charge 0.08% (e) (g)  $   733.59       3     $  2,311   38.81%   0.24%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   528.50       4     $  2,345  (41.98)%  0.26%
    2007........................ EPP* - contract charge 0.25% (e)      $   910.82       5     $  4,999   13.74%   0.28%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
    2011........................ MRP* - contract charge 0.30% (e)      $   337.99      80     $ 27,159    3.34%   0.38%
    2010........................ MRP* - contract charge 0.30% (e) (g)  $   327.07      90     $ 29,313   17.42%   0.37%
    2009........................ MRP* - contract charge 0.30% (e) (g)  $   278.54     100     $ 27,854   38.52%   0.47%
    2008........................ MRP* - contract charge 1.56% (e) (g)  $   201.09     103     $ 20,716  (42.75)%  1.57%
    2007........................ MRP* - contract charge 1.53% (e)      $   351.25     111     $ 39,048   12.32%   1.56%

GROWTH STOCK ACCOUNT
--------------------
    2011........................ Institutional (e)                     $ 9,295.69       4     $ 36,625    3.65%   0.08%
    2010........................ Institutional (e) (g)                 $ 8,968.01       4     $ 38,455   17.77%   0.07%
    2009........................ Institutional (e) (g)                 $ 7,614.89       6     $ 42,087   38.95%   0.15%
    2008........................ Institutional (e) (g)                 $ 5,480.48       7     $ 38,868  (41.83)%  0.01%
    2007........................ Institutional (e)                     $ 9,421.32      25     $236,767   14.03%   0.03%

    SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
    2011........................ RIA* - contract charge 0.50% (e)      $   335.56       7     $  2,278    2.63%   0.58%
    2010........................ RIA* - contract charge 0.50% (e) (g)  $   326.96       7     $  2,445   34.58%   0.52%
    2009........................ RIA* - contract charge 0.50% (e) (g)  $   242.96       9     $  2,248   48.02%   0.72%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   164.14      12     $  1,891  (44.87)%  0.58%
    2007........................ RIA* - contract charge 0.50% (e)      $   297.76      15     $  4,516   12.43%   0.54%
    2011........................ MRP* - contract charge 0.65% (e)      $    68.89     288     $ 19,852    2.48%   0.73%
    2010........................ MRP* - contract charge 0.65% (e) (g)  $    67.23     327     $ 21,988   34.39%   0.67%
    2009........................ MRP* - contract charge 0.65% (e) (g)  $    50.02     321     $ 16,076   47.83%   0.87%
    2008........................ MRP* - contract charge 1.72% (e) (g)  $    33.84     338     $ 11,441  (45.57)%  1.80%
    2007........................ MRP* - contract charge 1.68% (e)      $    62.17     353     $ 21,924   11.14%   1.72%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2011........................ Institutional (e)                     $36,649.94       0     $    550    3.14%   0.08%
    2010........................ Institutional (e) (g)                 $35,533.04       0     $    569   35.25%   0.02%
    2009........................ Institutional (e) (g)                 $26,272.05       0     $  2,522   48.76%   0.22%
    2008........................ Institutional (e) (g)                 $17,660.31       0     $  3,921  (44.60)%  0.08%
    2007........................ Institutional (e)                     $31,875.82       2     $ 63,879   13.01%   0.04%

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)


                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
2011         MRP*, 0.01% (e)           $  8.03           243        $ 1,947     (7.49)%   0.01%
2010         MRP*, 0.00% (e)           $  8.68           234        $ 2,031     13.17%    0.00%
2009         MRP*, 0.00% (e)           $  7.67           169        $ 1,294     27.20%    0.00%
2008         MRP*, 1.00% (e)           $  6.03            81        $   487    (39.82)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.02            45        $   447      0.23%    1.00%
AXA CONSERVATIVE ALLOCATION
2011         MRP*, 0.01% (e)           $ 10.86           147        $ 1,595      1.88%    0.01%
2010         MRP*, 0.00% (e)           $ 10.66           104        $ 1,111      7.35%    0.00%
2009         MRP*, 0.00% (e)           $  9.93            87        $   868      9.72%    0.00%
2008         MRP*, 1.00% (e)           $  9.05            67        $   604    (11.88)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.27            20        $   204      2.73%    1.00%
AXA CONSERVATIVE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $ 10.08            66        $   665     (0.79)%   0.01%
2010         MRP*, 0.00% (a) (e)       $ 10.16            65        $   662      9.13%    0.00%
2009         MRP*, 0.00% (a) (e)       $  9.31            59        $   545     14.37%    0.00%
2008         MRP*, 1.00% (a) (e)       $  8.14            61        $   494    (20.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.21            26        $    60      2.08%    1.00%
AXA MODERATE ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  9.54         1,229        $11,720     (2.35)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.77         1,066        $10,422      9.90%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.89           740        $ 6,580     16.97%    0.00%
2008         MRP*, 1.00% (a) (e)       $  7.60           284        $ 2,158    (25.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.17            24        $   249      1.69%    1.00%
AXA MODERATE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  8.80           160        $ 1,405     (4.97)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.26           190        $ 1,762     11.57%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.30            81        $   676     21.88%    0.00%
2008         MRP*, 1.00% (a) (e)       $  6.81            28        $   192    (32.52)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.09             6        $    60      0.89%    1.00%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
2011         RIA*,  0.05% (e)          $222.92             1        $   311     (0.45)%   0.05%
2010         RIA*,  0.05% (e)          $223.93             1        $   288     33.51%    0.05%
2009         RIA*,  0.05% (e)          $167.72             1        $   220     35.95%    0.05%
2008         RIA*,  0.05% (e)          $123.37             2        $   264    (44.55)%   0.05%
2007         RIA*,  0.05% (e)          $222.47             3        $   578     16.93%    0.05%
EQ/BLACKROCK BASIC VALUE EQUITY
2011         RIA*,  0.00% (e)          $206.42             1        $   112     (3.11)%   0.00%
2010         RIA*,  0.00% (e)          $213.04            --        $   101     12.29%    0.00%
2009         RIA*,  0.00% (e)          $189.73             1        $   157     30.28%    0.00%
2008         RIA*,  0.00% (e)          $145.63             1        $   152    (36.56)%   0.00%
2007         RIA*,  0.00% (e)          $229.55             2        $   393      1.18%    0.00%
EQ/CALVERT SOCIALLY RESPONSIBLE
2011         RIA*,  0.00% (e)          $ 89.31            --             --      0.27%    0.00%
             MRP*, 0.01% (e)           $  7.53           251        $ 1,889      0.27%    0.01%
2010         RIA*,  0.00% (e)          $ 89.07            --             --     12.52%    0.00%
             MRP*, 0.00% (e)           $  7.51           272        $ 2,043     12.59%    0.00%
2009         RIA*,  0.00% (e)          $ 79.16            --             --     30.89%    0.00%
             MRP*, 0.00% (e)           $  6.67           249        $ 1,659     30.78%    0.00%
2008         RIA*,  0.00% (e)          $ 60.48            --        $     2    (45.22)%   0.00%
             MRP*, 1.00% (e)           $  5.10           208        $ 1,062    (45.80)%   1.00%
2007         RIA*,  0.00% (e)          $110.41            --        $     2     12.14%    0.00%
             MRP*, 1.00% (e)           $  9.41           175        $ 1,643     10.97%    1.00%

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
EQ/CAPITAL GUARDIAN RESEARCH
2011            RIA*,  0.00% (e)       $138.61            --        $    44      4.01%    0.00%
                MRP*, 0.01% (e)        $ 17.07           341        $ 5,826      3.96%    0.01%
2010            RIA*,  0.00% (e)       $133.27             1        $   117     15.80%    0.00%
                MRP*, 0.00% (e)        $ 16.42           339        $ 5,562     15.80%    0.00%
2009            RIA*,  0.00% (e)       $115.09             1        $    96     31.46%    0.00%
                MRP*, 0.00% (e)        $ 14.18           385        $ 5,454     31.42%    0.00%
2008            RIA*,  0.00% (e)       $ 87.55             1        $   100    (39.66)%   0.00%
                MRP*, 1.00% (e)        $ 10.79           409        $ 4,407    (40.25)%   1.00%
2007            RIA*,  0.00% (e)       $145.10             3        $   399      1.66%    0.00%
                MRP*, 1.00% (e)        $ 18.06           451        $ 8,155      0.56%    1.00%
EQ/EQUITY 500 INDEX
2011            RIA*,  0.05% (e)       $355.04             2        $   881      1.71%    0.05%
                MRP*, 0.01% (e)        $  8.82         1,828        $16,126      1.50%    0.01%
2010            RIA*,  0.05% (e)       $349.06             4        $ 1,479     14.61%    0.05%
                MRP*, 0.00% (e)        $  8.69         1,954        $16,977     14.34%    0.00%
2009            RIA*,  0.05% (e)       $304.57             5        $ 1,572     26.12%    0.05%
                MRP*, 0.00% (e)        $  7.60         2,024        $15,377     25.83%    0.00%
2008            RIA*,  0.05% (e)       $241.50             7        $ 1,621    (37.20)%   0.05%
                MRP*, 1.00% (e)        $  6.04         1,811        $10,933    (37.92)%   1.00%
2007            RIA*,  0.05% (e)       $384.52            11        $ 4,046      5.16%    0.05%
                MRP*, 1.00% (e)        $  9.73         1,846        $17,969      3.84%    1.00%
EQ/EQUITY GROWTH PLUS
2011            RIA*,  0.00% (e)       $155.08            --        $    74     (6.19)%   0.00%
2010            RIA*,  0.00% (e)       $165.32             1        $   159     15.26%    0.00%
2009            RIA*,  0.00% (e)       $143.43             1        $   136     27.81%    0.00%
2008            RIA*,  0.00% (e)       $112.22             1        $    87    (40.29)%   0.00%
2007            RIA*,  0.00% (e)       $187.95             2        $   360     14.05%    0.00%
EQ/GAMCO SMALL COMPANY VALUE
2011            MRP*, 0.01% (e)        $ 14.63           181        $ 2,646     (3.50)%   0.01%
2010            MRP*, 0.00% (e)        $ 15.16           171        $ 2,599     32.63%    0.00%
2009            MRP*, 0.00% (e)        $ 11.43           110        $ 1,255     41.46%    0.00%
2008            MRP*, 1.00% (e)        $  8.08            74        $   601    (31.41)%   1.00%
2007            MRP*, 1.00% (e)        $ 11.78            47        $   549      8.08%    1.00%
EQ/GLOBAL MULTI-SECTOR EQUITY
2011            RIA*,  0.00% (e)       $363.17             1        $   241    (12.31)%   0.00%
                MRP*, 0.01% (e)        $ 10.21           158        $ 1,612    (12.36)%   0.01%
2010            RIA*,  0.00% (e)       $414.17             1        $   224     11.45%    0.00%
                MRP*, 0.00% (e)        $ 11.65           186        $ 2,166     11.48%    0.00%
2009            RIA*,  0.00% (e)       $371.61             1        $   298     50.06%    0.00%
                MRP*, 0.00% (e)        $ 10.45           205        $ 2,144     50.14%    0.00%
2008            RIA*,  0.00% (e)       $247.64             1        $   229    (57.35)%   0.00%
                MRP*, 1.00% (e)        $  6.96           168        $ 1,171    (57.84)%   1.00%
2007            RIA*,  0.00% (e)       $580.61             2        $ 1,357     42.02%    0.00%
                MRP*, 1.00% (e)        $ 16.51           151        $ 2,495     40.51%    1.00%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
2011            RIA*,  0.05% (e)       $226.59            --        $    18      5.50%    0.05%
                MRP*, 0.01% (e)        $ 12.14           349        $ 4,236      5.29%    0.01%
2010            RIA*,  0.05% (e)       $214.77            --        $    17      4.43%    0.05%
                MRP*, 0.00% (e)        $ 11.53           279        $ 3,212      4.25%    0.00%
2009            RIA* , 0.05% (e)       $205.66            --        $    32     (2.08)%   0.05%
                MRP*, 0.00% (e)        $ 11.06           284        $ 3,141     (2.08)%   0.00%
2008            RIA*,  0.05% (e)       $210.03            --        $    95      3.80%    0.05%
                MRP*, 1.00% (e)        $ 11.32           303        $ 3,430      2.54%    1.00%
2007            RIA*,  0.05% (e)       $202.34             2        $   338      7.08%    0.05%
                MRP*, 1.00% (e)        $ 11.04           262        $ 2,896      5.75%    1.00%

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                               YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------
                                         UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                              UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                              ---------- ----------------- ---------- --------  --------
EQ/INTERNATIONAL CORE PLUS
2011      RIA*,  0.00% (e)     $114.82            1         $   100    (16.93)%   0.00%
          MRP*, 0.01% (e)      $ 10.32          239         $ 2,469    (16.98)%   0.01%
2010      RIA*,  0.00% (e)     $138.22           --         $    56      9.22%    0.00%
          MRP*, 0.00% (e)      $ 12.43          259         $ 3,213      9.23%    0.00%
2009      RIA*,  0.00% (e)     $126.55           --         $    16     35.33%    0.00%
          MRP*, 0.00% (e)      $ 11.38          307         $ 3,491     35.32%    0.00%
2008      RIA*,  0.00% (e)     $ 93.51           --         $     3    (44.86)%   0.00%
          MRP*, 1.00% (e)      $  8.41          273         $ 2,296    (45.42)%   1.00%
2007      RIA*,  0.00% (e)     $169.57           --         $    60     15.22%    0.00%
          MRP*, 1.00% (e)      $ 15.41          291         $ 4,492     13.98%    1.00%
EQ/INTERNATIONAL EQUITY INDEX
2011      RIA*,  0.05% (e)     $135.29            4         $   541    (12.02)%   0.05%
          MRP*, 0.01% (e)      $ 15.20          656         $ 9,977    (11.99)%   0.01%
2010      RIA*,  0.05% (e)     $153.78            6         $   897      5.43%    0.05%
          MRP*, 0.00% (e)      $ 17.27          723         $12,483      5.50%    0.00%
2009      RIA*,  0.05% (e)     $145.86            7         $ 1,056     27.34%    0.05%
          MRP*, 0.00% (e)      $ 16.37          788         $12,911     27.39%    0.00%
2008      RIA*,  0.05% (e)     $114.54            9         $   996    (50.62)%   0.05%
          MRP*, 1.00% (e)      $ 12.85          807         $10,366    (51.14)%   1.00%
2007      RIA*,  0.05% (e)     $231.96           14         $ 3,230     11.96%    0.05%
          MRP*, 1.00% (e)      $ 26.30          880         $23,150     10.83%    1.00%
EQ/INTERNATIONAL VALUE PLUS
2011      RIA*,  0.00% (e)     $123.27            1         $    76    (16.17)%   0.00%
2010      RIA*,  0.00% (e)     $147.04            1         $    84      6.07%    0.00%
2009      RIA*,  0.00% (e)     $138.63            1         $    87     30.25%    0.00%
2008      RIA*,  0.00% (e)     $106.43           --         $    35    (43.00)%   0.00%
2007      RIA*,  0.00% (e)     $186.71            1         $   264     10.19%    0.00%
EQ/JPMORGAN VALUE OPPORTUNITIES
2011      RIA*,  0.00% (e)     $133.25            1         $    69     (5.23)%   0.00%
2010      RIA*,  0.00% (e)     $140.60           --         $    44     12.32%    0.00%
2009      RIA*,  0.00% (e)     $125.18           --         $    40     32.31%    0.00%
2008      RIA*,  0.00% (e)     $ 94.61           --         $    26    (39.77)%   0.00%
2007      RIA*,  0.00% (e)     $157.09            2         $   289      1.21%    0.00%
EQ/LARGE CAP CORE PLUS
2011      RIA*,  0.00% (e)     $101.82           --         $    50     (4.24)%   0.00%
2010      RIA*,  0.00% (e)     $106.33            1         $   106     14.19%    0.00%
2009      RIA*,  0.00% (e)     $ 93.12            1         $    92     26.50%    0.00%
2008      RIA*,  0.00% (e)     $ 73.61            1         $    51    (37.40)%   0.00%
2007      RIA*,  0.00% (e)     $117.59            1         $    99      3.89%    0.00%
EQ/LARGE CAP GROWTH INDEX
2011      RIA*,  0.00% (e)     $ 87.06           --         $     3      2.36%    0.00%
2010      RIA*,  0.00% (e)     $ 85.05           --         $     3     15.95%    0.00%
2009      RIA*,  0.00% (e)     $ 73.35            1         $    66     36.21%    0.00%
2008      RIA*,  0.00% (e)     $ 53.85            1         $    50    (36.27)%   0.00%
2007      RIA*,  0.00% (e)     $ 84.50            3         $   267     13.98%    0.00%
EQ/LARGE CAP GROWTH PLUS
2011      RIA*,  0.00% (e)     $136.68           --         $    28     (3.66)%   0.00%
          MRP*, 0.01% (e)      $  5.70          639         $ 3,642     (3.72)%   0.01%
2010      RIA*,  0.00% (e)     $141.87           --         $    34     14.45%    0.00%
          MRP*, 0.00% (e)      $  5.92          655         $ 3,877     14.51%    0.00%
2009      RIA*,  0.00% (e)     $123.96            2         $   267     34.86%    0.00%
          MRP*, 0.00% (e)      $  5.17          641         $ 3,314     34.64%    0.00%
2008      RIA*,  0.00% (e)     $ 91.92            3         $   244    (38.23)%   0.00%
          MRP*, 1.00% (e)      $  3.84          547         $ 2,100    (38.85)%   1.00%
2007      RIA*,  0.00% (e)     $148.82            4         $   614     15.62%    0.00%
          MRP*, 1.00% (e)      $  6.28          510         $ 3,206     14.39%    1.00%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
EQ/LARGE CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $112.13            8         $   881     (4.81)%   0.00%
      MRP*, 0.01% (e)       $ 10.42          605         $ 6,304     (5.10)%   0.01%
2010  RIA*,  0.00% (e)      $117.79            9         $ 1,097     12.90%    0.00%
      MRP*, 0.00% (e)       $ 10.98          645         $ 7,079     12.73%    0.00%
2009  RIA*,  0.00% (e)      $104.33           11         $ 1,135     20.61%    0.00%
      MRP*, 0.00% (e)       $  9.74          687         $ 6,689     20.40%    0.00%
2008  RIA*,  0.00% (e)      $ 86.50           15         $ 1,263    (43.00)%   0.00%
      MRP*, 1.00% (e)       $  8.09          653         $ 5,282    (43.90)%   1.00%
2007  RIA*,  0.00% (e)      $151.76           23         $ 3,547     (4.45)%   0.00%
      MRP*, 1.00% (e)       $ 14.42          714         $10,304     (5.57)%   1.00%
EQ/MID CAP INDEX
2011  RIA*,  0.00% (e)      $128.40           --         $    25     (2.41)%   0.00%
2010  RIA*,  0.00% (e)      $131.57           --         $    43     25.75%    0.00%
2009  RIA*,  0.00% (e)      $104.63           --         $    29     36.27%    0.00%
2008  RIA*,  0.00% (e)      $ 76.78           --         $    19    (49.28)%   0.00%
2007  RIA*,  0.00% (e)      $151.40            1         $   129      8.03%    0.00%
EQ/MID CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $175.78            1         $   182     (9.43)%   0.00%
      MRP*, 0.01% (e)       $ 13.86          454         $ 6,286     (9.47)%   0.01%
2010  RIA*,  0.00% (e)      $194.08            1         $   244     22.46%    0.00%
      MRP*, 0.00% (e)       $ 15.31          481         $ 7,363     22.48%    0.00%
2009  RIA*,  0.00% (e)      $158.48            2         $   239     35.85%    0.00%
      MRP*, 0.00% (e)       $ 12.50          583         $ 7,287     35.87%    0.00%
2008  RIA*,  0.00% (e)      $116.66            2         $   178    (39.56)%   0.00%
      MRP*, 1.00% (e)       $  9.20          580         $ 5,339    (40.22)%   1.00%
2007  RIA*,  0.00% (e)      $193.03            2         $   325     (1.60)%   0.00%
      MRP*, 1.00% (e)       $ 15.39          638         $ 9,817     (2.59)%   1.00%
EQ/MONEY MARKET
2011  RIA*,  0.05% (e)      $175.23           --         $    38     (0.05)%   0.05%
      MRP*, 0.01% (d) (e)   $ 10.00         1447         $14,470      0.00%    0.01%
2010  RIA*,  0.05% (e)      $175.32            1         $   101      0.05%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          980         $ 9,859      0.00%    0.00%
2009  RIA*,  0.05% (e)      $175.24            1         $   153      0.25%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          624         $ 6,245      0.00%    0.00%
2008  RIA*,  0.05% (e)      $174.81            1         $    96      2.31%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
2007  RIA*,  0.05% (e)      $170.86            6         $ 1,063      4.93%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
EQ/PIMCO ULTRA SHORT BOND
2011  MRP*, 0.01% (e)       $ 11.64          189         $ 2,203     (0.17)%   0.01%
2010  MRP*, 0.00% (e)       $ 11.66          185         $ 2,157      0.87%    0.00%
2009  MRP*, 0.00% (e)       $ 11.56          160         $ 1,855      7.94%    0.00%
2008  MRP*, 1.00% (e)       $ 10.71          119         $ 1,274     (5.00)%   1.00%
2007  MRP*, 1.00% (e)       $ 11.27           32         $   358     10.17%    1.00%
EQ/QUALITY BOND PLUS
2011  RIA*,  0.05% (e)      $239.46           --         $    72      1.41%    0.05%
2010  RIA*,  0.05% (e)      $236.13            1         $   138      6.42%    0.05%
2009  RIA*,  0.05% (e)      $221.89            1         $   126      6.23%    0.05%
2008  RIA*,  0.05% (e)      $208.88            1         $   258     (6.37)%   0.05%
2007  RIA*,  0.05% (e)      $223.10            2         $   460      4.75%    0.05%
EQ/SMALL COMPANY INDEX
2011  MRP*, 0.01% (e)       $ 15.03          255         $ 3,828     (4.02)%   0.01%
2010  MRP*, 0.00% (e)       $ 15.66          299         $ 4,680     25.78%    0.00%
2009  MRP*, 0.00% (e)       $ 12.45          289         $ 3,593     26.14%    0.00%
2008  MRP*, 1.00% (e)       $  9.87          284         $ 2,798    (34.82)%   1.00%
2007  MRP*, 1.00% (e)       $ 15.14          307         $ 4,641     (2.89)%   1.00%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                          UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                               UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                               ---------- ----------------- ---------- --------  --------
EQ/T. ROWE PRICE GROWTH STOCK
2011    RIA*,  0.00% (b) (e)    $  9.45            3          $   29     (1.97)%   0.00%
2010    RIA*,  0.00% (b) (e)    $  9.64           --          $    1     16.43%    0.00%
2009    RIA*,  0.00% (b) (e)    $  8.28           --          $    1     42.51%    0.00%
2008    RIA*,  0.00% (b) (e)    $  5.81           --          $    1    (42.13)%   0.00%
2007    RIA*,  0.00% (b) (e)    $ 10.04           12          $  126     (0.44)%   0.00%
EQ/WELLS FARGO OMEGA GROWTH
2011    RIA*,  0.00% (e)        $119.67            2          $  277     (5.87)%   0.00%
2010    RIA*,  0.05% (e)        $127.13            1          $  122     17.29%    0.05%
2009    RIA*,  0.05% (e)        $108.39            1          $  105     40.29%    0.05%
2008    RIA*,  0.05% (e)        $ 77.26            1          $   76    (27.60)%   0.05%
2007    RIA*,  0.05% (e)        $106.71            1          $  114     11.33%    0.05%
MULTIMANAGER MULTI-SECTOR BOND
2011    RIA*,  0.05% (e)        $210.78           --          $    4      5.28%    0.05%
        MRP*,  0.01% (c) (e)    $  9.49          115          $1,090      5.09%    0.01%
2010    RIA*,  0.05% (e)        $200.21           --          $   77      6.84%    0.05%
        MRP*,  0.00% (c) (e)    $  9.03          101          $  912      6.61%    0.00%
2009    RIA*,  0.05% (e)        $187.39           --          $   87      9.86%    0.05%
        MRP*,  0.00% (c) (e)    $  8.47           51          $  431      9.72%    0.00%
2008    RIA*,  0.05% (e)        $170.57            1          $  112    (23.35)%   0.05%
        MRP*,  1.00% (c) (e)    $  7.72            4          $   32    (22.79)%   1.00%
2007    RIA*,  0.05% (e)        $222.53            1          $  235      3.34%    0.05%
        MRP*, 1.00% (e)              --           --              --        --       --
MULTIMANAGER SMALL CAP VALUE
2011    RIA*,  0.00% (e)        $183.67            1          $  138     (9.02)%   0.00%
2010    RIA*,  0.00% (e)        $201.87           --          $   99     24.50%    0.00%
2009    RIA*,  0.00% (e)        $162.14           --          $   76     26.42%    0.00%
2008    RIA*,  0.00% (e)        $128.25            1          $   74    (37.86)%   0.00%
2007    RIA*,  0.00% (e)        $206.41            1          $  239     (9.84)%   0.00%
MULTIMANAGER TECHNOLOGY
2011    RIA*,  0.00% (e)        $145.17            1          $  159     (4.81)%   0.00%
        MRP*,  0.01% (e)        $ 13.78          214          $2,945     (4.83)%   0.01%
2010    RIA*,  0.00% (e)        $152.51           --          $  130     17.70%    0.00%
        MRP*,  0.00% (e)        $ 14.48          236          $3,401     17.72%    0.00%
2009    RIA*,  0.00% (e)        $129.57            1          $  185     58.44%    0.00%
        MRP*,  0.00% (e)        $ 12.30          223          $2,742     58.51%    0.00%
2008    RIA*,  0.00% (e)        $ 81.78            1          $   93    (47.08)%   0.00%
        MRP*, 1.00% (e)         $  7.76          177          $1,371    (47.64)%   1.00%
2007    RIA*,  0.00% (e)        $154.53            1          $  228     18.22%    0.00%
        MRP*, 1.00% (e)         $ 14.82          172          $2,543     16.97%    1.00%
TARGET 2015 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  9.04          178          $1,609     (2.80)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  9.30          218          $2,033     10.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.40          168          $1,414     20.34%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.98          113          $  788    (31.22)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.15           44          $  446      1.55%    1.00%
TARGET 2025 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.64          230          $1,988     (3.89)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.99          230          $2,064     11.96%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.03          155          $1,246     23.16%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.52          123          $  800    (35.71)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.14           12          $  122      1.37%    1.00%
TARGET 2035 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.37           57          $  478     (4.67)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.78           46          $  404     12.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  7.79           31          $  238     25.65%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.20           15          $   95    (38.74)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.12            6          $   64      1.22%    1.00%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Concluded)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
TARGET 2045 ALLOCATION
2011  MRP*, 0.01% (a) (e)    $ 8.02          47            $373      (5.54)%   0.01%
2010  MRP*, 0.00% (a) (e)    $ 8.49          38            $325      13.20%    0.00%
2009  MRP*, 0.00% (a) (e)    $ 7.50          31            $231      27.77%    0.00%
2008  MRP*, 1.00% (a) (e)    $ 5.87          12            $ 72     (41.94)%   1.00%
2007  MRP*, 1.00% (a) (e)    $10.10           2            $ 17       1.07%    1.00%

   ----------
  (a)Units were made available for sale on May 1, 2007
  (b)Units were made available for sale on July 1, 2007
  (c)Units were made available for sale on May 1, 2008
  (d)Units were made available for sale on January 1, 2009.
  (e)Contract charge as described in footnote 7 included in these financial statements.
  (f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011 (See Note 6).
  (g)Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2011 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

11.Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                             YEAR ENDED DECEMBER 31,
                          ----------------------------
                          2011  2010  2009  2008  2007
                          ----  ----  ----  ----  ----
Separate Account No. 10*. 2.86% 3.68% 3.45% 3.99% 3.40%
Separate Account No. 4*.. 1.54  2.00  1.69  0.73  0.68
Separate Account No. 3*.. 0.85  1.50  0.58  0.19  0.22

   ----------
  * Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                            2011  2010  2009   2008   2007
                                            ----  ----  ----  -----  -----
     AXA Aggressive Allocation............. 1.37% 1.92% 1.49%  1.93%  7.27%
     AXA Conservative Allocation........... 2.19% 2.36% 2.53%  6.79% 30.47%
     AXA Conservative-Plus Allocation...... 1.44% 2.04% 1.76%  1.38%  1.52%
     AXA Moderate Allocation............... 1.62% 2.40% 1.76%  6.16%  6.75%
     AXA Moderate-Plus Allocation.......... 1.38% 1.85% 1.87% 11.06% 21.82%
     EQ/AllianceBernstein Small Cap Growth.   --  0.06% 0.13%  0.01%    --
     EQ/BlackRock Basic Value Equity....... 1.42% 1.00% 2.21%  1.12%  1.08%
     EQ/Calvert Socially Responsible....... 0.38% 0.05% 0.26%  0.32%  0.23%
     EQ/Capital Guardian Research.......... 0.73% 0.76% 1.19%  0.93%  1.07%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

11.Investment Income Ratios (Concluded)

                                            2011   2010  2009  2008   2007
                                            ----  -----  ----  ----  -----
     EQ/Equity 500 Index................... 1.47%  1.45% 2.06% 1.74%  1.36%
     EQ/Equity Growth PLUS................. 0.15%  0.30% 0.93% 0.45%  0.19%
     EQ/GAMCO Small Company Value.......... 0.07%  0.41% 0.48% 0.68%  0.56%
     EQ/Global Multi-Sector Equity......... 1.71%  1.11% 1.37% 0.13%    --
     EQ/Intermediate Government Bond Index. 0.48%  1.18% 0.98% 3.17%  4.61%
     EQ/International Core PLUS............ 2.64%  1.74% 3.27% 1.41%  0.42%
     EQ/International Equity Index......... 2.99%  2.52% 2.76% 2.79%  1.48%
     EQ/International Value PLUS........... 2.18%  0.77% 2.50% 1.02%  1.30%
     EQ/JPMorgan Value Opportunities....... 1.45%  1.34% 1.12% 0.41%  1.23%
     EQ/Large Cap Core PLUS................ 0.59%  1.04% 4.57% 0.33%  1.28%
     EQ/Large Cap Growth Index............. 0.88%  0.20% 2.12% 0.08%    --
     EQ/Large Cap Growth PLUS.............. 0.40%  0.36% 1.35% 0.12%  0.37%
     EQ/Large Cap Value PLUS............... 1.17%  1.18% 2.29% 2.83%  1.59%
     EQ/Mid Cap Index...................... 0.59%  0.80% 1.17% 0.56%    --
     EQ/Mid Cap Value PLUS................. 0.85%  0.94% 1.14% 1.47%  0.98%
     EQ/Money Market....................... 0.01%    --  0.01% 2.81%  4.89%
     EQ/PIMCO Ultra Short Bond............. 0.51%  0.36% 1.02% 3.23%  3.14%
     EQ/Quality Bond PLUS.................. 2.09% 11.10% 1.96% 3.79%  4.87%
     EQ/Small Company Index................ 0.66%  1.01% 1.42% 0.84%  1.30%
     EQ/T. Rowe Price Growth Stock.........   --     --    --    --   0.07%
     EQ/Wells Fargo Omega Growth...........   --   0.01% 0.15% 0.55%    --
     Multimanager Multi-Sector Bond........ 4.59%  3.82% 5.56% 8.15%  4.53%
     Multimanager Small Cap Value.......... 0.10%  0.16% 0.92% 0.17%  0.22%
     Multimanager Technology...............   --     --    --    --     --
     Target 2015 Allocation................ 1.44%  1.59% 4.61% 4.76%  8.76%
     Target 2025 Allocation................ 1.28%  1.57% 4.65% 4.98%  6.87%
     Target 2035 Allocation................ 1.46%  1.40% 4.81% 4.24% 11.67%
     Target 2045 Allocation................ 1.45%  1.32% 4.99% 4.23%  9.66%

12.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-85

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2011 and 2010.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2011, 2010 and 2009............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2011, 2010 and 2009. F-5
 Consolidated Statements of Equity, Years Ended December 31, 2011, 2010 and 2009...................... F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009.................. F-7
 Notes to Consolidated Financial Statements........................................................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts on January 1, 2012 and the manner in which it accounts for the recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2012, except for the effects of the change in accounting for costs associated with acquiring or renewing insurance contracts, discussed in Note 2 to the consolidated financial statements, as to which the date is August 29, 2012.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                    2011        2010
                                                                                 ----------  ----------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value............................ $   31,992  $   29,057
  Mortgage loans on real estate.................................................      4,281       3,571
  Equity real estate, held for the production of income.........................         99         140
  Policy loans..................................................................      3,542       3,581
  Other equity investments......................................................      1,707       1,618
  Trading securities............................................................        982         506
  Other invested assets.........................................................      2,340       1,413
                                                                                 ----------  ----------
   Total investments............................................................     44,943      39,886
Cash and cash equivalents.......................................................      3,227       2,155
Cash and securities segregated, at fair value...................................      1,280       1,110
Broker-dealer related receivables...............................................      1,327       1,389
Deferred policy acquisition costs...............................................      3,545       6,503
Goodwill and other intangible assets, net.......................................      3,697       3,702
Amounts due from reinsurers.....................................................      3,542       3,252
Loans to affiliates.............................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..............     10,547       4,606
Other assets....................................................................      5,340       5,614
Separate Accounts' assets.......................................................     86,419      92,014
                                                                                 ----------  ----------

TOTAL ASSETS.................................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

LIABILITIES
Policyholders' account balances................................................. $   26,033  $   24,654
Future policy benefits and other policyholders liabilities......................     21,595      18,965
Broker-dealer related payables..................................................        466         369
Customers related payables......................................................      1,889       1,770
Amounts due to reinsurers.......................................................         74          75
Short-term and long-term debt...................................................        645         425
Loans from affiliates...........................................................      1,325       1,325
Income taxes payable............................................................      5,104       3,657
Other liabilities...............................................................      3,815       3,075
Separate Accounts' liabilities..................................................     86,419      92,014
                                                                                 ----------  ----------
   Total liabilities............................................................    147,365     146,329
                                                                                 ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares authorized, issued and
   outstanding.................................................................. $        2  $        2
  Capital in excess of par value................................................      5,743       5,593
  Retained earnings.............................................................      9,392       6,844
  Accumulated other comprehensive income (loss).................................       (297)       (610)
                                                                                 ----------  ----------
  Total AXA Equitable's equity..................................................     14,840      11,829
                                                                                 ----------  ----------
Noncontrolling interest.........................................................      2,703       3,118
                                                                                 ----------  ----------
   Total equity.................................................................     17,543      14,947
                                                                                 ----------  ----------

TOTAL LIABILITIES AND EQUITY.................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
 Total revenues.........................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     3,620       (326)       41
Capitalization of deferred policy acquisition costs.....................      (759)      (655)     (687)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    13,748      8,193     6,535
                                                                         ---------  ---------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                                   2011      2010      2009
                                                                                 --------  --------  --------
                                                                                         (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes................. $  4,124  $  3,248  $ (3,293)
Income tax (expense) benefit....................................................   (1,298)     (789)    1,347
                                                                                 --------  --------  --------

Earnings (loss) from continuing operations, net of income taxes.................    2,826     2,459    (1,946)
Earnings (loss) from discontinued operations, net of income taxes...............       --        --         3
                                                                                 --------  --------  --------

Net earnings (loss).............................................................    2,826     2,459    (1,943)
  Less: net (earnings) loss attributable to the noncontrolling interest.........      101      (235)     (359)
                                                                                 --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable............................... $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

Amounts attributable to AXA Equitable:
  Earnings (loss) from continuing operations, net of income taxes............... $  2,927  $  2,224  $ (2,305)
  Earnings (loss) from discontinued operations, net of income taxes.............       --        --         3
                                                                                 --------  --------  --------
Net Earnings (Loss)............................................................. $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                 2011      2010      2009
                                                                               --------  --------  --------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  2,826  $  2,459  $ (1,943)
                                                                               --------  --------  --------

Other comprehensive income (loss) net of income taxes:
Cumulative impact of implementing new accounting guidance, net of taxes.......       --        --       (29)
Change in unrealized gains (losses), net of reclassification adjustment.......      366       459     1,360
Defined benefit plans:
 Net gain (loss) arising during year..........................................     (169)     (121)      (65)
 Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........       94        82        65
     Amortization of net prior service credit included in net periodic cost...        1        (1)       (3)
                                                                               --------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............      (74)      (40)       (3)
                                                                               --------  --------  --------

Total other comprehensive income (loss), net of income taxes..................      292       419     1,328
                                                                               --------  --------  --------

Comprehensive income (loss)...................................................    3,118     2,878      (615)
                                                                               --------  --------  --------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....      122      (228)     (425)
                                                                               --------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  3,240  $  2,650  $ (1,040)
                                                                               ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                           2011       2010       2009
                                                                                        ---------  ---------  ---------
                                                                                                 (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year................................. $       2  $       2  $       2
                                                                                        ---------  ---------  ---------

 Capital in excess of par value, beginning of year.....................................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest............................        --         --        (54)
 Changes in capital in excess of par value.............................................       150         10        453
                                                                                        ---------  ---------  ---------
 Capital in excess of par value, end of year...........................................     5,743      5,593      5,583
                                                                                        ---------  ---------  ---------

 Retained earnings, beginning of year..................................................     6,844      4,920      8,413
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --     (1,253)
                                                                                        ---------  ---------  ---------
 Retained earnings, beginning of year, as adjusted.....................................     6,844      4,920      7,160
 Net earnings (loss)...................................................................     2,927      2,224     (2,302)
 Stockholder dividends.................................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..........................        --         --         62
                                                                                        ---------  ---------  ---------
 Retained earnings, end of year........................................................     9,392      6,844      4,920
                                                                                        ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year......................      (610)    (1,036)    (2,236)
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --        (29)
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), beginning of year, as adjusted.........      (610)    (1,036)    (2,265)
 Impact of implementing new accounting guidance, net of taxes..........................        --         --        (62)
 Other comprehensive income (loss).....................................................       313        426      1,291
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year............................      (297)      (610)    (1,036)
                                                                                        ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...........................................    14,840     11,829      9,469
                                                                                        ---------  ---------  ---------

 Noncontrolling interest, beginning of year............................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest........................         1          5         --
 Purchase of AllianceBernstein Put.....................................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity............................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.........................................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...........................      (101)       235        359
 Dividends paid to noncontrolling interest.............................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.............       (21)        (7)        66
 Other changes in noncontrolling interest..............................................       189        126        132
                                                                                        ---------  ---------  ---------

     Noncontrolling interest, end of year..............................................     2,703      3,118      3,269
                                                                                        ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.............................................................. $  17,543  $  14,947  $  12,738
                                                                                        =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                              2011      2010      2009
                                                                                            --------  --------  --------
                                                                                                    (IN MILLIONS)
Net earnings (loss)........................................................................ $  2,826  $  2,459  $ (1,943)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................      999       950     1,004
 Universal life and investment-type product policy fee income..............................   (3,312)   (3,067)   (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................      266       125    (1,353)
 (Income) loss related to derivative instruments...........................................   (2,374)      284     3,079
 Change in reinsurance recoverable with affiliate..........................................     (242)     (233)    1,486
 Investment (gains) losses, net............................................................       47       184       (54)
 Change in segregated cash and securities, net.............................................     (170)     (124)    1,587
 Change in deferred policy acquisition costs...............................................    2,861      (981)     (646)
 Change in future policy benefits..........................................................    2,110     1,136      (755)
 Change in income taxes payable............................................................    1,226       803    (1,298)
 Real estate asset write-off charge........................................................        5        26         3
 Change in the fair value of the reinsurance contract asset................................   (5,941)   (2,350)    2,566
 Amortization of deferred compensation.....................................................      418       178        88
 Amortization of deferred sales commission.................................................       38        47        55
 Amortization of reinsurance cost..........................................................      211       274       318
 Other depreciation and amortization.......................................................      146       161       156
 Amortization of other intangibles.........................................................       24        23        24
 Other, net................................................................................      (76)      111        18
                                                                                            --------  --------  --------

Net cash provided by (used in) operating activities........................................     (938)        6     1,417
                                                                                            --------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........    3,435     2,753     2,058
 Sales of investments......................................................................    1,141     3,398     6,737
 Purchases of investments..................................................................   (7,970)   (7,068)   (8,995)
 Cash settlements related to derivative instruments........................................    1,429      (651)   (2,564)
 Change in short-term investments..........................................................       16       (53)      140
 Decrease in loans to affiliates...........................................................       --         3         1
 Increase in loans to affiliates...........................................................       --        --      (250)
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (104)      (62)     (120)
 Other, net................................................................................       25       (25)        9
                                                                                            --------  --------  --------

Net cash provided by (used in) investing activities........................................   (2,028)   (1,705)   (2,984)
                                                                                            --------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010      2009
                                                                       --------  --------  -------
                                                                              (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $ 3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)  (2,161)
 Change in short-term financings......................................      220       (24)     (36)
 Change in collateralized pledged liabilities.........................      989      (270)     126
 Change in collateralized pledged assets..............................       99       533     (632)
 Capital contribution.................................................       --        --      439
 Shareholder dividends paid...........................................     (379)     (300)      --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)      --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)    (320)
 Other, net...........................................................        2        11      145
                                                                       --------  --------  -------

Net cash provided by (used in) financing activities...................    4,038     2,062      956
                                                                       --------  --------  -------

Change in cash and cash equivalents...................................    1,072       363     (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792    2,403
                                                                       --------  --------  -------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $ 1,792
                                                                       ========  ========  =======
Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $    17
                                                                       ========  ========  =======
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $    44
                                                                       ========  ========  =======

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                         AS PREVIOUSLY REPORTED    ADJUSTMENT          AS ADJUSTED
                                         --------------------   ----------------  --------------------
                                             DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                         --------------------   ----------------  --------------------
                                            2011        2010      2011     2010      2011       2010
                                         ---------   ---------  -------  -------  ---------  ---------
                                                                 (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs...... $   4,653   $   8,383  $(1,108) $(1,880) $   3,545  $   6,503

LIABILITIES:
 Income taxes payable...................     5,491       4,315     (387)    (658)     5,104      3,657

EQUITY:
 Retained earnings......................    10,120       8,085     (728)  (1,241)     9,392      6,844
 Accumulated other comprehensive income
   (loss)...............................      (304)       (629)       7       19       (297)      (610)
 Total AXA Equitable's equity...........    15,561      13,051     (721)  (1,222)    14,840     11,829
 Total equity...........................    18,264      16,169     (721)  (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                  AS PREVIOUSLY
                                                                    REPORTED    ADJUSTMENT AS ADJUSTED
                                                                  ------------- ---------- -----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $  4,680     $(1,060)   $  3,620
   Capitalization of deferred policy acquisition costs...........     (1,030)        271        (759)
 Earnings (loss) from continuing operations, before income taxes.      3,335         789       4,124
 Income tax (expense) benefit....................................     (1,022)       (276)     (1,298)
 Net earnings (loss).............................................      2,313         513       2,826
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,414         513       2,927

YEAR ENDED DECEMBER 31, 2010
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    168     $  (494)   $   (326)
   Capitalization of deferred policy acquisition costs...........       (916)        261        (655)
 Earnings (loss) from continuing operations, before income taxes.      3,015         233       3,248
 Income tax (expense) benefit....................................       (707)        (82)       (789)
 Net earnings (loss).............................................      2,308         151       2,459
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,073         151       2,224

YEAR ENDED DECEMBER 31, 2009
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    115     $   (74)   $     41
   Capitalization of deferred policy acquisition costs...........       (975)        288        (687)
 Earnings (loss) from continuing operations, before income taxes.     (3,079)       (214)     (3,293)
Income tax (expense) benefit.....................................      1,272          75       1,347
 Net earnings (loss).............................................     (1,804)       (139)     (1,943)
 Net Earnings (Loss) Attributable to AXA Equitable...............     (2,163)       (139)     (2,302)

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                    AS PREVIOUSLY
                                                      REPORTED     ADJUSTMENT   AS ADJUSTED
                                                    ------------- ------------- -----------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,313       $  513      $  2,826
     Change in deferred policy acquisition costs...      3,650         (789)        2,861
     Change in income taxes payable................        950          276         1,226
YEAR ENDED DECEMBER 31, 2010
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,308       $  151      $  2,459
     Change in deferred policy acquisition costs...       (747)        (234)         (981)
     Change in income taxes payable................        720           83           803
YEAR ENDED DECEMBER 31, 2009
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $ (1,804)      $ (139)     $ (1,943)
     Change in deferred policy acquisition costs...       (860)         214          (646)
     Change in income taxes payable................     (1,223)         (75)       (1,298)

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED               OTTI
                                         COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ---------- ---------- -----------
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444  $  1,840    $  147   $  23,137     $  --
 U.S. Treasury, government and agency.     3,598       350        --       3,948        --
 States and political subdivisions....       478        64         2         540        --
 Foreign governments..................       461        65         1         525        --
 Commercial mortgage-backed...........     1,306         7       411         902        22
 Residential mortgage-backed/(1)/.....     1,556        90        --       1,646        --
 Asset-backed/(2)/....................       260        15        11         264         6
 Redeemable preferred stock...........     1,106        38       114       1,030        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    30,209     2,469       686      31,992        28

Equity securities.....................        18         1        --          19        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2011............ $  30,227  $  2,470    $  686   $  32,011     $  28
                                       =========  ========    ======   =========     =====
December 31, 2010:
Fixed Maturities:
 Corporate............................ $  20,494  $  1,348    $  110   $  21,732     $  --
 U.S. Treasury, government and agency.     1,986        18        88       1,916        --
 States and political subdivisions....       516        11        16         511        --
 Foreign governments..................       502        59         1         560        --
 Commercial mortgage-backed...........     1,473         5       375       1,103        19
 Residential mortgage-backed/(1)/.....     1,601        67        --       1,668        --
 Asset-backed/(2)/....................       245        13        12         246         7
 Redeemable preferred stock...........     1,364        23        66       1,321        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    28,181     1,544       668      29,057        26

Equity securities.....................        26        --         3          23        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2010............ $  28,207  $  1,544    $  671   $  29,080     $  26
                                       =========  ========    ======   =========     =====

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058 $   2,090
          Due in years two through five..........     8,257     8,722
          Due in years six through ten...........     9,881    10,723
          Due after ten years....................     5,785     6,615
                                                  --------- ---------
             Subtotal............................    25,981    28,150
          Commercial mortgage-backed securities..     1,306       902
          Residential mortgage-backed securities.     1,556     1,646
          Asset-backed securities................       260       264
                                                  --------- ---------
          Total.................................. $  29,103 $  30,962
                                                  ========= =========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                        December 31,
                                                  ------------------------
                                                   2011     2010     2009
                                                  ------  -------  -------
                                                        (IN MILLIONS)
Credit losses recognized in earnings (loss)/(1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI..............     (4)     (18)      (6)
                                                  ------  -------  -------
Total OTTI....................................... $  (36) $  (300) $  (174)
                                                  ======  =======  =======

 /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2011     2010
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      29       99
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired...............     (27)    (268)
Additional impairments this period on securities previously impaired...................      (5)      (8)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (332) $  (329)
                                                                                        =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

                                                                                                       AOCI Gain
                                                             Net                          Deferred       (Loss)
                                                         Unrealized                        Income    Related to Net
                                                            Gains                            Tax       Unrealized
                                                         (Losses) on       Policyholders    Asset      Investment
                                                         Investments   DAC  Liabilities  (Liability) Gains (Losses)
                                                         ----------- ----- ------------- ----------- --------------
                                                                               (In Millions)
Balance, January 1, 2011................................   $  (16)   $  3      $  2         $   4        $   (7)
Net investment gains (losses) arising during the period.      (32)     --        --            --           (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        5      --        --            --             5
   Excluded from Net earnings (loss)/(1)/...............       (4)     --        --            --            (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --       2        --            --             2
   Deferred income taxes................................       --      --        --             8             8
   Policyholders liabilities............................       --      --         4            --             4
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2011..............................   $  (47)   $  5      $  6         $  12        $  (24)
                                                           ======    ====      ====         =====        ======
Balance, January 1, 2010................................   $  (11)   $  5      $ --         $   2        $   (4)
Net investment gains (losses) arising during the period.        3      --        --            --             3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        9      --        --            --             9
   Excluded from Net earnings (loss)/(1)/...............      (17)     --        --            --           (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --      (2)       --            --            (2)
   Deferred income taxes................................       --      --        --             2             2
   Policyholders liabilities............................       --      --         2            --             2
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2010..............................   $  (16)   $  3      $  2         $   4        $   (7)
                                                           ======    ====      ====         =====        ======

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

                             ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                             NET                             DEFERRED       (LOSS)
                                                         UNREALIZED                           INCOME    RELATED TO NET
                                                            GAINS                               TAX       UNREALIZED
                                                         (LOSSES) ON          POLICYHOLDERS    ASSET      INVESTMENT
                                                         INVESTMENTS    DAC    LIABILITIES  (LIABILITY) GAINS (LOSSES)
                                                         ----------- -------  ------------- ----------- --------------
                                                                                 (IN MILLIONS)
Balance, January 1, 2011................................  $    889   $  (108)    $  (121)     $  (232)     $   428
Net investment gains (losses) arising during the period.       915        --          --           --          915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        23        --          --           --           23
   Excluded from Net earnings (loss)/(1)/...............         4        --          --           --            4
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (99)         --           --          (99)
   Deferred income taxes................................        --        --          --         (201)        (201)
   Policyholders liabilities............................        --        --        (264)          --         (264)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2011..............................  $  1,831   $  (207)    $  (385)     $  (433)     $   806
                                                          ========   =======     =======      =======      =======
Balance as of January 1, 2010, as previously reported...  $     (6)  $   (21)    $    --      $    32      $     5
Impact of implementing new accounting guidance..........        --        (6)         --            2           (4)
                                                          --------   -------     -------      -------      -------
Balance as of January 1, 2010, as adjusted..............        (6)      (27)         --           34            1
Net investment gains (losses) arising during the period.       680        --          --           --          680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................       198        --          --           --          198
   Excluded from Net earnings (loss)/(1)/...............        17        --          --           --           17
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (81)         --           --          (81)
   Deferred income taxes................................        --        --          --         (266)        (266)
   Policyholders liabilities............................        --        --        (121)          --         (121)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2010..............................  $    889   $  (108)    $  (121)     $  (232)     $   428
                                                          ========   =======     =======      =======      =======

 /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                          LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                         --------------------  --------------------  --------------------
                                                      GROSS                 GROSS                 GROSS
                                                    UNREALIZED            UNREALIZED            UNREALIZED
                                         FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                   (IN MILLIONS)
December 31, 2011:
Fixed Maturities:
   Corporate............................  $  1,910   $   (96)   $    389   $   (51)   $  2,299   $  (147)
   U.S. Treasury, government and agency.       149        --          --        --         149        --
   States and political subdivisions....        --        --          18        (2)         18        (2)
   Foreign governments..................        30        (1)          5        --          35        (1)
   Commercial mortgage-backed...........        79       (27)        781      (384)        860      (411)
   Residential mortgage-backed..........        --        --           1        --           1        --
   Asset-backed.........................        49        --          44       (11)         93       (11)
   Redeemable preferred stock...........       341       (28)        325       (86)        666      (114)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  2,558   $  (152)   $  1,563   $  (534)   $  4,121   $  (686)
                                          ========   =======    ========   =======    ========   =======
December 31, 2010:
Fixed Maturities:
   Corporate............................  $  1,999   $   (68)   $    394   $   (42)   $  2,393   $  (110)
   U.S. Treasury, government and agency.       820       (42)        171       (46)        991       (88)
   States and political subdivisions....       225        (9)         33        (7)        258       (16)
   Foreign governments..................        77        (1)         10        --          87        (1)
   Commercial mortgage-backed...........        46        (3)        936      (372)        982      (375)
   Residential mortgage-backed..........       157        --           2        --         159        --
   Asset-backed.........................        23        --          65       (12)         88       (12)
   Redeemable preferred stock...........       345        (7)        689       (59)      1,034       (66)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  3,692   $  (130)   $  2,300   $  (538)   $  5,992   $  (668)
                                          ========   =======    ========   =======    ========   =======

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2011

                                                OUTSTANDING RECORDED INVESTMENT
                                                -------------------------------
                                        NUMBER      PRE-           POST-
                                       OF LOANS MODIFICATION    MODIFICATION
                                       -------- ------------    ------------
                                                      (IN MILLIONS)
       Troubled debt restructurings:
          Agricultural mortgage loans.    --       $   --          $   --
          Commercial mortgage loans...     2          145             141
                                          --       ------          ------
       Total..........................     2       $  145          $  141
                                          ==       ======          ======

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                          COMMERCIAL MORTGAGE LOANS
                                                         --------------------------
                                                          2011      2010     2009
                                                          -----    -----    -----
                                                               (IN MILLIONS)
     ALLOWANCE FOR CREDIT LOSSES:
     Beginning Balance, January 1,...................... $  18     $  --    $  --
        Charge-offs.....................................    --        --       --
        Recoveries......................................    (8)       --       --
        Provision.......................................    22        18       --
                                                          -----     -----    -----
     Ending Balance, December 31,....................... $  32     $  18    $  --
                                                          =====     =====    =====
     Ending Balance, December 31,:
        Individually Evaluated for Impairment........... $  32     $  18    $  --
                                                          =====     =====    =====
        Collectively Evaluated for Impairment........... $  --     $  --    $  --
                                                          =====     =====    =====
        Loans Acquired with Deteriorated Credit Quality. $  --     $  --    $  --
                                                          =====     =====    =====

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                     DECEMBER 31, 2011

                                             DEBT SERVICE COVERAGE RATIO
                                   ------------------------------------------------
                                                                              LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  182   $   --  $   33  $   30  $   31  $   -- $    276
50% -- 70%........................     201      252     447     271      45      --    1,216
70% -- 90%........................      --       41     280     318     213      --      852
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans...  $  383   $  293  $  844  $  754  $  585  $  117 $  2,976
                                    ======   ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  150   $   89  $  175  $  247  $  190  $    8 $    859
50% -- 70%........................      68       15     101     158      82      45      469
70% -- 90%........................      --       --      --       1      --       8        9
90% plus..........................      --       --      --      --      --      --       --
                                    ------   ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans.  $  218   $  104  $  276  $  406  $  272  $   61 $  1,337
                                    ======   ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  332   $   89  $  208  $  277  $  221  $    8 $  1,135
50% -- 70%........................     269      267     548     429     127      45    1,685
70% -- 90%........................      --       41     280     319     213       8      861
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------
Total Mortgage Loans..............  $  601   $  397  $1,120  $1,160  $  857  $  178 $  4,313
                                    ======   ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                    DECEMBER 31, 2010

                                             DEBT SERVICE COVERAGE RATIO
                                   -----------------------------------------------
                                                                             LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ----- --------
                                                        (IN MILLIONS)
Commercial Mortgage Loans/(1)/
 0% -- 50%........................  $   59   $   --  $   --  $   52  $   --  $  -- $    111
 50% -- 70%.......................      32      109     111      72      55     --      379
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     402     61      574
                                    ------   ------  ------  ------  ------  ----- --------

Total Commercial Mortgage Loans...  $  285   $  144  $  604  $  550  $  581  $ 111 $  2,275
                                    ======   ======  ======  ======  ======  ===== ========

Agricultural Mortgage Loans/(1)/
 0% -- 50%........................  $  155   $   80  $  162  $  243  $  186  $   5 $    831
 50% -- 70%.......................      52       13     134     150     107     24      480
 70% -- 90%.......................      --       --      --      --      --     --       --
 90% plus.........................      --       --      --      --       3     --        3
                                    ------   ------  ------  ------  ------  ----- --------

Total Agricultural Mortgage Loans.  $  207   $   93  $  296  $  393  $  296  $  29 $  1,314
                                    ======   ======  ======  ======  ======  ===== ========
Total Mortgage Loans/(1)/
 0% -- 50%........................  $  214   $   80  $  162  $  295  $  186  $   5 $    942
 50% -- 70%.......................      84      122     245     222     162     24      859
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     405     61      577
                                    ------   ------  ------  ------  ------  ----- --------
Total Mortgage Loans..............  $  492   $  237  $  900  $  943  $  877  $ 140 $  3,589
                                    ======   ======  ======  ======  ======  ===== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                               AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                       RECORDED
                                                                                      INVESTMENT
                                       90 DAYS                         TOTAL    (GREATER THAN) 90 DAYS
                      30-59  60-89         OR                        FINANCING           AND
                        DAYS   DAYS (GREATER THAN)   TOTAL CURRENT  RECEIVABLES        ACCRUING
                      ------ ------ -------------- ------- -------- ----------- ----------------------
                                                       (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61   $ --       $ --       $  61  $  2,915  $  2,976           $  --
 Agricultural........     5      1          7          13     1,324     1,337               3
                      -----   ----       ----       -----  --------  --------           -----
TOTAL MORTGAGE LOANS. $  66   $  1       $  7       $  74  $  4,239  $  4,313           $   3
                      =====   ====       ====       =====  ========  ========           =====
December 31, 2010
 Commercial.......... $  --   $ --       $ --       $  --  $  2,275  $  2,275           $  --
 Agricultural........    --     --          5           5     1,309     1,314               3
                      -----   ----       ----       -----  --------  --------           -----
Total Mortgage Loans. $  --   $ --       $  5       $   5  $  3,584  $  3,589           $   3
                      =====   ====       ====       =====  ========  ========           =====

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                                                     IMPAIRED MORTGAGE LOANS

                                                 UNPAID                AVERAGE       INTEREST
                                      RECORDED  PRINCIPAL  RELATED     RECORDED       INCOME
                                     INVESTMENT  BALANCE  ALLOWANCE INVESTMENT/(1)/ RECOGNIZED
                                     ---------- --------- --------- --------------  ----------
                                                          (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        5         5        --            5           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $    5    $    5     $  --       $    5          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  202    $  202     $ (32)      $  152         $  8
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $  202    $  202     $ (32)      $  152           $8
                                       ======    ======     =====       ======         ====
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        3         3        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $    3    $    3     $  --       $   --          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  122    $  122     $ (18)      $   24           $2
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $  122    $  122     $ (18)      $   24           $2
                                       ======    ======     =====       ======         ====

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds -- third party................................. $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======

                                                                               2011    2010    2009
                                                                              ------  ------  -----
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $  110  $  30
Net revenues of other limited partnership interests..........................      6       3     (5)
Interest expense -- third party..............................................    (21)    (22)    (7)
Other expenses...............................................................    (61)    (59)   (17)
                                                                              ------  ------  -----
Net Earnings (Loss).......................................................... $   35  $   32  $   1
                                                                              ======  ======  =====

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $   18  $   2
                                                                              ======  ======  =====

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   FAIR VALUE
                                             ----------------------- GAINS (LOSSES)
                                    NOTIONAL    ASSET     LIABILITY    REPORTED IN
                                     AMOUNT  DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                    -------- ----------- ----------- ---------------
                                                     (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures........................... $ 6,443    $    --      $  2         $  (34)
 Swaps.............................     784         10        21             33
 Options...........................   1,211         92        85            (20)

Interest rate contracts:/(1)/
 Floors............................   3,000        327        --            139
 Swaps.............................   9,826        503       317            590
 Futures...........................  11,983         --        --            849
 Swaptions.........................   7,354      1,029        --            817

Other freestanding contracts:/(1)/
 Foreign currency Contracts........      38         --        --             --
                                                                         ------
NET INVESTMENT INCOME (LOSS).......                                       2,374
                                                                         ------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(2)/....      --     10,547        --          5,941

GWBL and other features/(3)/.......      --         --       227           (189)
                                    -------    -------      ----         ------

Balances, December 31, 2011........ $40,639    $12,508      $652         $8,126
                                    =======    =======      ====         ======

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                   Fair Value
                                             ----------------------- Gains (Losses)
                                    Notional    Asset     Liability    Reported In
                                     Amount  Derivatives Derivatives Earnings (Loss)
                                    -------- ----------- ----------- ---------------
                                                     (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures........................... $ 3,772    $   --       $ --         $ (815)
 Swaps.............................     734        --         27            (79)
 Options...........................   1,070         5          1            (49)

Interest rate contracts:/(1)/
 Floors............................   9,000       326         --            157
 Swaps.............................   5,352       201        134            250
 Futures...........................   5,151        --         --            289
 Swaptions.........................   4,479       171         --            (38)

Other freestanding contracts:/(1)/
 Foreign currency contracts........     133        --          1              1
                                                                         ------
 Net investment income (loss)......                                        (284)
                                                                         ------

Embedded derivatives:
GMIB reinsurance contracts/(2)/....      --     4,606         --          2,350

GWBL and other features/(3)/.......      --        --         38             17
                                    -------    ------       ----         ------

Balances, December 31, 2010........ $29,691    $5,309       $201         $2,083
                                    =======    ======       ====         ======

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------
Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                                         --------- --------- --------- --------
                                                      (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................  $     7   $22,698   $   432  $ 23,137
   U.S. Treasury, government and agency.       --     3,948        --     3,948
   States and political subdivisions....       --       487        53       540
   Foreign governments..................       --       503        22       525
   Commercial mortgage-backed...........       --        --       902       902
   Residential mortgage-backed/(1)/.....       --     1,632        14     1,646
   Asset-backed/(2)/....................       --        92       172       264
   Redeemable preferred stock...........      203       813        14     1,030
                                          -------   -------   -------  --------
     Subtotal...........................      210    30,173     1,609    31,992
                                          -------   -------   -------  --------
 Other equity investments...............       66        --        77       143
 Trading securities.....................      457       525        --       982
 Other invested assets:.................
   Short-term investments...............       --       132        --       132
   Swaps................................       --       177        (2)      175
   Futures..............................       (2)       --        --        (2)
   Options..............................       --         7        --         7
   Floors...............................       --       327        --       327
   Swaptions............................       --     1,029        --     1,029
                                          -------   -------   -------  --------
     Subtotal...........................       (2)    1,672        (2)    1,668
                                          -------   -------   -------  --------
Cash equivalents........................    2,475        --        --     2,475
Segregated securities...................       --     1,280        --     1,280
GMIB reinsurance contracts..............       --        --    10,547    10,547
Separate Accounts' assets...............   83,672     2,532       215    86,419
                                          -------   -------   -------  --------
   Total Assets.........................  $86,878   $36,182   $12,446  $135,506
                                          =======   =======   =======  ========
LIABILITIES
GWBL and other features' liability......       --        --       227       227
                                          -------   -------   -------  --------
   Total Liabilities....................  $    --   $    --   $   227  $    227
                                          =======   =======   =======  ========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                                   Level 1   Level 2   Level 3    Total
                                                 --------- --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7 $  21,405 $    320  $   21,732
       U.S. Treasury, government and agency.....        --     1,916       --       1,916
       States and political subdivisions........        --       462       49         511
       Foreign governments......................        --       539       21         560
       Commercial mortgage-backed...............        --        --    1,103       1,103
       Residential mortgage-backed/(1)/.........        --     1,668       --       1,668
       Asset-backed/(2)/........................        --        98      148         246
       Redeemable preferred stock...............       207     1,112        2       1,321
                                                 --------- --------- --------  ----------
          Subtotal..............................       214    27,200    1,643      29,057
                                                 --------- --------- --------  ----------
   Other equity investments.....................        77        24       73         174
   Trading securities...........................       425        81       --         506
   Other invested assets:
       Short-term investments...................        --       148       --         148
       Swaps....................................        --        40       --          40
       Options..................................        --         4       --           4
       Floors...................................        --       326       --         326
       Swaptions................................        --       171       --         171
                                                 --------- --------- --------  ----------
          Subtotal..............................        --       689       --         689
                                                 --------- --------- --------  ----------
Cash equivalents................................     1,693        --       --       1,693
Segregated securities...........................        --     1,110       --       1,110
GMIB reinsurance contracts......................        --        --    4,606       4,606
Separate Accounts' assets.......................    89,647     2,160      207      92,014
                                                 --------- --------- --------  ----------
   Total Assets................................. $  92,056 $  31,264 $  6,529  $  129,849
                                                 ========= ========= ========  ==========
LIABILITIES
GWBL and other features' liability.............. $      -- $      -- $     38  $       38
                                                 --------- --------- --------  ----------
   Total Liabilities............................ $      -- $      -- $     38  $       38
                                                 ========= ========= ========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                        STATE AND
                                                                        POLITICAL         COMMERCIAL RESIDENTIAL
                                                                          SUB-    FOREIGN MORTGAGE-   MORTGAGE-  ASSET-
                                                              CORPORATE DIVISIONS  GOVTS    BACKED     BACKED    BACKED
                                                              --------- --------- ------- ---------- ----------- ------
                                                                                    (IN MILLIONS)

BALANCE, JANUARY 1, 2011.....................................  $  320     $  49    $  21   $  1,103     $  --    $  148
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       1        --       --          2        --        --
     Investment gains (losses), net..........................      --        --       --        (30)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................       1        --       --        (28)       --         1
                                                               ------     -----    -----   --------     -----    ------
     Other comprehensive income (loss).......................      (2)        5       (1)       (34)       (1)        2
Purchases....................................................     117        --        1         --        --        21
Issuances....................................................      --        --       --         --        --        --
Sales........................................................     (52)       (2)      --       (139)       (5)      (33)
Settlements..................................................      --        --       --         --        --        --
Transfers into Level 3/(2)/..................................     100         1        1         --        20        33
Transfers out of Level 3/(2)/................................     (52)       --       --         --        --        --
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2011/(1)/..............................  $  432     $  53    $  22   $    902     $  14    $  172
                                                               ======     =====    =====   ========     =====    ======
BALANCE, JANUARY 1, 2010.....................................  $  466     $  47    $  21   $  1,490     $  --    $  217
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       4        --       --          2        --        --
     Investment gains (losses), net..........................       6        --       --       (271)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................  $   10     $  --    $  --   $   (269)    $  --    $    1
                                                               ------     -----    -----   --------     -----    ------
   Other comprehensive income (loss).........................       3         3       --        119        --        14
 Purchases/issuances.........................................      22        --       --         --        --        --
 Sales/settlements...........................................     (88)       (1)      --       (237)       --       (40)
 Transfers into/out of Level 3/(2)/..........................     (93)       --       --         --        --       (44)
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2010/(1)/..............................  $  320     $  49    $  21   $  1,103     $  --    $  148
                                                               ======     =====    =====   ========     =====    ======

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                  GWBL
                                                                                                                   AND
                                                     REDEEMABLE                   OTHER       GMIB     SEPARATE   OTHER
                                                     PREFERRED   OTHER EQUITY    INVESTED  REINSURANCE ACCOUNTS FEATURES
                                                       STOCK    INVESTMENTS/(1)/  ASSETS      ASSET     ASSETS  LIABILITY
                                                     ---------- ---------------  --------  ----------- -------- ---------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2011............................   $   2         $  73       $     --   $   4,606   $  207   $   38
  Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             (2)         --       --       --
     Investment gains (losses), net.................      --             1             --          --       --       --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       5,737       17       --
     Policyholders' benefits........................      --            --             --          --       --      170
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................      --             1             (2)      5,737       17      170
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      (1)            6             --          --       --       --
Purchases...........................................      --             2             --         204        4       19
Issuances...........................................      --            --             --          --       --       --
Sales...............................................      (2)           (5)            --          --      (11)      --
Settlements.........................................      --            --             --          --       (2)      --
Transfers into Level 3/(2)/.........................      15            --             --          --       --       --
Transfers out of Level 3/(2)/.......................      --            --             --          --       --       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2011..........................   $  14         $  77       $     (2)  $  10,547   $  215   $  227
                                                       =====         =====       ========   =========   ======   ======

BALANCE, JANUARY 1, 2010............................   $  12         $   2       $    300   $   2,256   $  230   $   55
  Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             --          --       --       --
     Investment gains (losses), net.................       4            --             --          --      (22)      --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       2,150       --       --
     Policyholders' benefits........................      --            --             --          --       --      (34)
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................   $   4         $  --       $     --   $   2,150   $  (22)  $  (34)
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      --            --             --          --       --       --
  Purchases/issuances...............................      --            60             --         200        2       17
  Sales/settlements.................................     (14)           (1)            --          --       (8)      --
  Transfers into/out of Level 3/(2)/................      --            12           (300)         --        5       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2010..........................   $   2         $  73       $     --   $   4,606   $  207   $   38
                                                       =====         =====       ========   =========   ======   ======

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                              EARNINGS (LOSS)
                                                   --------------------------------------
                                                                              INCREASE
                                                                             (DECREASE)
                                                      NET                      IN THE
                                                   INVESTMENT  INVESTMENT   FAIR VALUE OF           POLICY-
                                                     INCOME       GAINS      REINSURANCE            HOLDERS'
                                                     (LOSS)   (LOSSES), NET   CONTRACTS      OCI    BENEFITS
                                                   ---------- ------------- ------------- ------  ----------
                                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $    1   $    --
     State and political subdivisions.............        --         --             --         5        --
     Foreign governments..........................        --         --             --        (1)       --
     Commercial mortgage-backed...................        --         --             --       (40)       --
     Asset-backed.................................        --         --             --         2        --
     Other fixed maturities, available-for-sale...        --         --             --        (2)       --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  (35)  $    --
                                                   ---------     ------       --------    ------   -------
   Equity securities, available-for-sale..........        --         --             --        --        --
   Other invested assets..........................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          5,941        --        --
   Separate Accounts' assets......................        --         18             --        --        --
   GWBL and other features' liability.............        --         --             --        --      (189)
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $   18       $  5,941    $  (35)  $  (189)
                                                   =========     ======       ========    ======   =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $   10   $    --
     State and political subdivisions.............        --         --             --         2        --
     Foreign governments..........................        --         --             --         1        --
     Commercial mortgage-backed...................        --         --             --        92        --
     Asset-backed.................................        --         --             --        13        --
     Other fixed maturities, available-for-sale...        --         --             --        --        --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  118   $    --
                                                   ---------     ------       --------    ------   -------
     Equity securities, available-for-sale........        --         --             --        --        --
       Other invested assets......................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          2,350        --        --
   Separate Accounts' assets......................        --        (21)            --        --        --
   GWBL and other features' liability.............        --         --             --        --        17
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $  (21)      $  2,350    $  118   $    17
                                                   =========     ======       ========    ======   =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                   DECEMBER 31,
                                        -----------------------------------
                                              2011              2010
                                        ----------------- -----------------
                                        CARRYING  FAIR    Carrying  Fair
                                          VALUE    VALUE    Value    Value
                                        -------- -------- -------- --------
                                                   (IN MILLIONS)
Consolidated:
   Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
   Other limited partnership interests.    1,582    1,582    1,451    1,451
   Policyholders liabilities:
       Investment contracts............    2,549    2,713    2,609    2,679
   Long-term debt......................      200      220      200      228
   Loans to affiliates.................    1,041    1,097    1,045    1,101

Closed Blocks:
   Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
   Other equity investments............        1        1        1        1
   SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
   Paid guarantee benefits...     (249)      (58)     (307)
   Other changes in reserve..      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
   Paid guarantee benefits...     (208)      (45)     (253)
   Other changes in reserve..      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
   Paid guarantee benefits...     (203)      (47)     (250)
   Other changes in reserve..      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...    $  327
   Paid guarantee benefits...       (86)
   Other changes in reserve..       164
                                 ------
Balance at December 31, 2009.       405
   Paid guarantee benefits...       (81)
   Other changes in reserve..       209
                                 ------
Balance at December 31, 2010.       533
   Paid guarantee benefits...       (81)
   Other changes in reserve..       264
                                 ------
Balance at December 31, 2011.    $  716
                                 ======

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                         RETURN OF
                                                           PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                         ---------  --------- --------- ---------  ---------
                                                                        (DOLLARS IN MILLIONS)
GMDB:
   Account values invested in:
       General Account.................................. $  12,194  $    218  $    119  $     459  $  12,990
       Separate Accounts................................ $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
   Net amount at risk, gross............................ $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
   Net amount at risk, net of amounts reinsured......... $   1,642  $    879  $  2,003  $   5,964  $  10,488
   Average attained age of contractholders..............      49.2      63.3      68.7       63.9       53.3
   Percentage of contractholders over age 70............       2.8%     27.6%     47.2%      28.5%      10.4%
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
   Account values invested in:
       General Account..................................       N/A       N/A  $     26  $     583  $     609
       Separate Accounts................................       N/A       N/A  $  2,479  $  43,408  $  45,887
   Net amount at risk, gross............................       N/A       N/A  $  2,039  $   9,186  $  11,225
   Net amount at risk, net of amounts reinsured.........       N/A       N/A  $    603  $   2,520  $   3,123
   Weighted average years remaining until annuitization.       N/A       N/A       0.4        5.3        4.9
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                DIRECT      REINSURANCE
                                LIABILITY     CEDED       NET
                              ----------- ------------- ------
                                       (IN MILLIONS)
Balance at January 1, 2009...   $  203       $  (153)   $   50
   Other changes in reserves.       52           (21)       31
                                ------       -------    ------
Balance at December 31, 2009.      255          (174)       81
   Other changes in reserves.      120           (57)       63
                                ------       -------    ------
Balance at December 31, 2010.      375          (231)      144
   Other changes in reserves.       95           (31)       64
                                ------       -------    ------
Balance at December 31, 2011.   $  470       $  (262)   $  208
                                ======       =======    ======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011    2010    2009
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  908  $  903  $  838
Reinsurance assumed................................................    210     213     202
Reinsurance ceded..................................................   (585)   (586)   (609)
                                                                    ------  ------  ------
Premiums........................................................... $  533  $  530  $  431
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  221  $  210  $  197
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  510  $  536  $  485
                                                                    ======  ======  ======
Interest Credited to Policyholders' Account Balances Ceded......... $   --  $   --  $   --
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                             2011   2010   2009
                                           ------ ------ ------
                                              (IN MILLIONS)
Incurred benefits related to current year. $  24  $  30  $  38
Incurred benefits related to prior years..    18     10      6
                                           -----  -----  -----
Total Incurred Benefits................... $  42  $  40  $  44
                                           =====  =====  =====
Benefits paid related to current year..... $  15  $  12  $  13
Benefits paid related to prior years......    24     30     34
                                           -----  -----  -----
Total Benefits Paid....................... $  39  $  42  $  47
                                           =====  =====  =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------
Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------
Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -- a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2011   2010   2009
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  865 $  809 $  644
Distribution revenues........................    352    339    277
Other revenues -- shareholder servicing fees.     92     93     90
Other revenues -- other......................      6      5      7
Institutional research services..............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                 2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                    2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                        DECEMBER 31,
                                                      ----------------
                                                         2011     2010
                                                      --------  ------
                                                        (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $1,406
Actual return on plan assets.........................       77     106
Contributions........................................      672     202
Benefits paid and fees...............................     (185)   (185)
                                                      --------  ------
Pension plan assets at fair value, end of year.......    2,093   1,529
PBO..................................................    2,626   2,424
                                                      --------  ------
Excess of PBO Over Pension Plan Assets............... $   (533) $ (895)
                                                      ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                           DECEMBER 31,
                                          ---------------
                                             2011    2010
                                          -------- ------
                                           (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $1,554
Unrecognized prior service cost (credit).        7      8
                                          -------- ------
 Total................................... $  1,686 $1,562
                                          ======== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                 DECEMBER 31,
                                 ------------
                                  2011   2010
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.4%  48.5%
Equity Securities...............  36.3   37.0
Equity real estate..............   9.3   11.8
Cash and short-term investments.   2.0    2.7
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- ------- ------- --------
                                                (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $  797  $   --  $    797
 U.S. Treasury, government and agency.     --     275      --       275
 States and political subdivisions....     --      11      --        11
 Other structured debt................     --      --       6         6
Common and preferred equity...........    712       2      --       714
Mutual funds..........................     33      --      --        33
Private real estate investment funds..     --      --       4         4
Private real estate investment trusts.     --      29     183       212
Cash and cash equivalents.............      1       1      --         2
Short-term investments................      7      32      --        39
                                       ------  ------  ------  --------
 Total................................ $  753  $  147  $  193  $  2,093
                                       ======  ======  ======  ========

                                         Level 1   Level 2   Level 3   Total
December 31, 2010:                     --------- --------- --------- --------
                                                   (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................  $   --    $  564    $   --   $    564
 U.S. Treasury, government and agency.      --       148        --        148
 States and political subdivisions....      --         9        --          9
 Other structured debt................      --        --         6          6
Common and preferred equity...........     410         2        --        412
Mutual funds..........................     115        --        --        115
Derivatives, net......................       1         6        --          7
Private real estate investment funds..      --        --        13         13
Private investment trusts.............      --        51       163        214
Cash and cash equivalents.............       6         2        --          8
Short-term investments................       2        31        --         33
                                        ------    ------    ------   --------
 Total................................  $  534    $  813    $  182   $  1,529
                                        ======    ======    ======   ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS   EQUITY   TOTAL
                                                     --------------  ----------- ---------- ------ -------
                                                                        (IN MILLIONS)
Balance at January 1, 2011..........................      $  6          $  13      $  163    $ --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.        --              3          20      --      23
 Purchases/issues...................................        --             --          --       1       1
 Sales/settlements..................................        --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2011........................      $  6          $   4      $  183    $ --  $  193
                                                          ====          =====      ======    ====  ======
Balance at January 1, 2010..........................      $  7          $  12      $  147    $  2  $  168
Actual return on plan assets:
 Relating to assets still held at December 31, 2010.        (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......        --             --          --      (2)     (2)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2010........................      $  6          $  13      $  163    $ --  $  182
                                                          ====          =====      ======    ====  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%
Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%
Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)
2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                Options Outstanding
                                ------------------------------------------------------------------------------
                                                                                             AllianceBernstein
                                      AXA Ordinary Shares            AXA ADRs/(3)/             Holding Units
                                ---------------------------      ---------------------- ----------------------
                                                   Weighted                    Weighted                 Weighted
                                   Number          Average          Number     Average     Number       Average
                                 Outstanding       Exercise       Outstanding  Exercise  Outstanding    Exercise
                                (In Millions)       Price        (In Millions)  Price   (In Millions)    Price
                                ------------- -------------      ------------- -------- ------------- --------
Options outstanding at
  January 1, 2011..............      16.3     (Euro)  22.34           10.0     $  19.96      10.2     $  41.24
Options granted................       2.4     (Euro)  14.52             --     $     --       0.1     $  21.75
Options exercised..............        --     (Euro)     --           (0.6)    $  15.63      (0.1)    $  17.05
Options forfeited, net.........      (0.6)    (Euro)  21.59           (1.8)    $  27.24      (0.8)    $  55.66
Options expired................        --                --             --           --      (0.4)    $  50.59
                                   ------                           ------                 ------
Options Outstanding at
  December 31, 2011............      18.1     (Euro)  19.40            7.6     $  18.47       9.0     $  39.63
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $   1.70               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.74                             1.83                    6.4
                                   ======                           ======                 ======
Options Exercisable at
  December 31, 2011............      10.9     (Euro)  25.35            7.6     $  18.48       3.3        36.65
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $    1.7               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.59                             1.82                    5.6
                                   ======                           ======                 ======

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
 /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants.

   The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                       AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      ---------------------  ----------------------------------
                                                       2011    2010   2009    2011       2010          2009
                                                      ------  -----  ------  ------  ------------  ------------
Dividend yield.......................................   7.00%  6.98%  10.69%   5.40%    7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................  33.90%  36.5%   57.5%  47.30%  46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................   3.13%  2.66%   2.74%   1.90%   2.2 - 2.3 %   1.6 - 2.1 %
Expected life in years...............................    6.4    6.4     5.5     6.0           6.0     6.0 - 6.5
Weighted average fair value per option at grant date. $ 2.49  $3.54  $ 2.57  $ 5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
            Unvested as of January 1, 2011...   391,761   $  29.97
            Granted..........................    16,665   $  14.01
            Vested...........................   117,906   $  31.64
            Forfeited........................    46,948         --
                                              ---------
            Unvested as of December 31, 2011.   243,572   $  30.22
                                              =========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
   Gross investment income (loss).    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011     2010    2009
                                ------  -------  -----
                                     (IN MILLIONS)
Fixed maturities............... $  (29) $  (200) $  (2)
Mortgage loans on real estate..    (14)     (18)    --
Other equity investments.......     (4)      34     53
Other..........................     --       --      3
                                ------  -------  -----
Investment Gains (Losses), Net. $  (47) $  (184) $  54
                                ======  =======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                            2011                2010          2009
                                                                           ------           -------------   -------
                                                                                            (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year.................. $  397               $ (69)      $(1,271)
Cumulative impact of adoption of new accounting guidance, net of taxes....     --                  --           (29)
                                                                           ------               -----       -------
Balance attributable to AXA Equitable, as adjusted........................    397                 (69)       (1,300)
Changes in unrealized investment gains (losses) on investments............    907                 835         2,494
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (131)            (68)               58
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................    (97)            (79)             (533)
       Deferred income tax (expense) benefit..............................   (193)           (229)             (722)
                                                                           ------               -----       -------
Total.....................................................................    763                 390            (3)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest.................................................     21                   7           (66)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======
Balance, end of year comprises:
Unrealized investment gains (losses) on:
   Fixed maturities....................................................... $1,782               $ 875       $    33
   Other equity investments...............................................      2                   2             9
                                                                           ------               -----       -------
          Total...........................................................  1,784                 877            42
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (270)           (139)              (71)
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................   (202)           (105)              (26)
       Deferred income tax (expense) benefit..............................   (421)           (228)                1
                                                                           ------               -----       -------
Total.....................................................................    771                 405           (54)
Less: (Income) loss attributable to noncontrolling interest...............     13                  (8)          (15)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                  2011      2010     2009
                               ---------  -------  --------
                                      (IN MILLIONS)
Income tax (expense) benefit:.
   Current (expense) benefit.. $      40  $   (34) $     81
   Deferred (expense) benefit.    (1,338)    (755)    1,266
                               ---------  -------  --------
Total......................... $  (1,298) $  (789) $  1,347
                               =========  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011       2010      2009
                                             ---------  ---------  --------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,443) $  (1,137) $  1,153
Noncontrolling interest.....................       (36)        66       105
Separate Accounts investment activity.......        83         53        72
Non-taxable investment income (loss)........         8         15        27
Adjustment of tax audit reserves............        (7)       (13)        7
State income taxes..........................         7         (5)      (12)
AllianceBernstein Federal and foreign taxes.       (13)        (3)       (6)
Tax settlement..............................        84         99        --
ACMC conversion.............................        --        135        --
Other.......................................        19          1         1
                                             ---------  ---------  --------
Income tax (expense) benefit................ $  (1,298) $    (789) $  1,347
                                             =========  =========  ========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2011  December 31, 2010
                                       ------------------ ------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ -----------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  248  $     --   $  229  $     --
Reserves and reinsurance..............     --     3,060       --       977
DAC...................................     --       891       --     1,952
Unrealized investment gains or losses.     --       418       --       259
Investments...........................     --     1,101       --       800
Alternative minimum tax credits.......    242        --      241        --
Other.................................     79        --      108        --
                                       ------  --------   ------  --------
Total................................. $  569  $  5,470   $  578  $  3,988
                                       ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                    DECEMBER 31,
                                                                                             -------------------------
                                                                                               2011     2010     2009
                                                                                             -------  -------  -------
                                                                                                   (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   772  $   406  $     9
Defined benefit pension plans...............................................................  (1,082)  (1,008)    (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --      (62)
                                                                                             -------  -------  -------
Total accumulated other comprehensive income (loss).........................................    (310)    (602)  (1,021)
                                                                                             -------  -------  -------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)     (15)
                                                                                             -------  -------  -------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (297) $  (610) $(1,036)
                                                                                             =======  =======  =======

   The components of OCI for the past three years follow:

                                                                                                     2011   2010    2009
                                                                                                    -----  -----  -------
                                                                                                        (IN MILLIONS)
Net unrealized gains (losses) on investments:
   Net unrealized gains (losses) arising during the year........................................... $ 879  $ 646  $ 2,558
   (Gains) losses reclassified into net earnings (loss) during the year............................    28    189       (2)
                                                                                                    -----  -----  -------
Net unrealized gains (losses) on investments.......................................................   907    835    2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability loss recognition......................................................................................  (541)  (376)  (1,196)
                                                                                                    -----  -----  -------
Change in unrealized gains (losses), net of adjustments............................................   366    459    1,360
Change in defined benefit pension plans............................................................   (74)   (40)      (3)
                                                                                                    -----  -----  -------
Total other comprehensive income (loss), net of income taxes.......................................   292    419    1,357
Less: Other comprehensive (income) loss attributable to noncontrolling interest....................    21      7      (66)
                                                                                                    -----  -----  -------
Other Comprehensive Income (Loss) Attributable to AXA Equitable.................................... $ 313  $ 426  $ 1,291
                                                                                                    =====  =====  =======

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                  DECEMBER 31,
                                                                          ----------------------------
                                                                            2011      2010      2009
                                                                          --------  --------  --------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $    (39)
Change in AVR............................................................     (211)     (291)      289
                                                                          --------  --------  --------
Net change in statutory surplus, capital stock and AVR...................      613       394       250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)   (5,995)
 DAC.....................................................................   (2,861)      981       646
 Deferred income taxes...................................................   (1,272)   (1,089)    1,242
 Valuation of investments................................................       16       145      (659)
 Valuation of investment subsidiary......................................      590       366      (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350    (2,566)
 Pension adjustment......................................................      111        56        17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)    5,541
 Shareholder dividends paid..............................................      379       300        --
 Changes in non-admitted assets..........................................     (154)      (64)       29
 Other, net..............................................................      (10)      (55)      (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --      (195)
                                                                          --------  --------  --------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,927  $  2,224  $ (2,302)
                                                                          ========  ========  ========

                                                                      DECEMBER 31,
                                                             ------------------------------
                                                                2011       2010      2009
                                                             ---------  ---------  --------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $  3,116
AVR.........................................................       220        431       722
                                                             ---------  ---------  --------
Statutory surplus, capital stock and AVR....................     4,845      4,232     3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)   (1,464)
 DAC........................................................     3,545      6,503     5,601
 Deferred income taxes......................................    (5,357)    (4,117)   (2,953)
 Valuation of investments...................................     2,266      1,658       673
 Valuation of investment subsidiary.........................       231       (657)   (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606     2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904     3,178
 Non-admitted assets........................................       510        761     1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)   (1,525)
 Other, net.................................................      (459)      (521)     (152)
                                                             ---------  ---------  --------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  14,840  $  11,829  $  9,469
                                                             =========  =========  ========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2011       2010      2009
                            ---------  ---------  --------
                                     (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $  15,140  $   8,511  $    337
Investment Management/(1)/.     2,750      2,959     2,941
Consolidation/elimination..       (18)       (29)      (36)
                            ---------  ---------  --------
Total Revenues............. $  17,872  $  11,441  $  3,242
                            =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                            2011      2010     2009
                                                                          --------  -------- --------
                                                                                 (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $  4,284  $  2,846 $ (3,879)
Investment Management/(2)/...............................................     (164)      400      588
Consolidation/elimination................................................        4         2       (2)
                                                                          --------  -------- --------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $  4,124  $  3,248 $ (3,293)
                                                                          ========  ======== ========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  153,099  $  150,158
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  164,908  $  161,276
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                        THREE MONTHS ENDED
                                                            ------------------------------------------
                                                            MARCH 31  JUNE 30  SEPTEMBER 30 DECEMBER 31
                                                            --------  -------- ------------ -----------
                                                                           (IN MILLIONS)
2011
Total Revenues............................................. $  1,311  $  3,402  $  10,858    $   2,301
                                                            ========  ========  =========    =========
 Earnings (Loss) from Continuing Operations, Net of Income
   Taxes, Attributable to AXA Equitable.................... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
2010
Total Revenues............................................. $  2,133  $  5,387  $   5,115    $  (1,194)
                                                            ========  ========  =========    =========
Earnings (Loss) from Continuing Operations,................
Net of Income Taxes, Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========

Retirement Investment Account(R)


STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, SUPPLEMENTED AUGUST 30, 2012. THE DATE OF THE RELATED PROSPECTUS IS MAY 1, 2012.


--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2012 ("prospectus"), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is (212) 554-1234.

       TABLE OF CONTENTS
       Who is AXA Equitable?                                            2
       FUND INFORMATION                                                 2
       General                                                          2
       Restrictions and requirements of the AllianceBernstein
         Balanced, AllianceBernstein Common Stock and
         AllianceBernstein Mid Cap Growth Funds                         2
       Certain investments of the AllianceBernstein Mid Cap
         Growth and/or AllianceBernstein Balanced Funds                 2
       Portfolio holdings policy for the Pooled Separate Accounts       3
       Brokerage fees and charges for securities transactions           4
       ADDITIONAL INFORMATION ABOUT RIA                                 5
       Loan provisions                                                  5
       Annuity benefits                                                 6
       Amount of fixed-annuity payments                                 6
       Ongoing operations fee                                           6
       MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
         ALLIANCEBERNSTEIN COMMON STOCK AND
         ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
         AXA EQUITABLE                                                  7
       Funds                                                            7
       Portfolio managers' information (AllianceBernstein Balanced
         Fund, AllianceBernstein Common Stock Fund and
         AllianceBernstein Mid Cap Growth Fund)                         7
       Investment professional conflict of interest disclosure         11
       Portfolio manager compensation                                  11
       Distribution of the contracts                                   12
       Custodian and independent registered public accounting firm     12
       AXA Equitable                                                   13
         Directors                                                     13
         Officers -- Directors                                         15
         Other Officers                                                15
       Separate Accounts Units of Interest Under Group Annuity
         Contracts                                                     18
       FINANCIAL STATEMENTS INDEX                                      19
       Financial statements                                         FSA-1

             Copyright 2012. AXA Equitable Life Insurance Company
            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.




                                                                        #401999


SAI 4ACS (5/11)

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.

FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the Alliance-Bernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (The AllianceBernstein Common Stock Fund will not invest in restricted securities).

CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by Alliance-Bernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

For the years ended December 31, 2011, 2010 and 2009, total brokerage commissions for Separate Account No. 10 -- Pooled were $10,568, $14,764, and $18,835, respectively; for Separate Account No. 4 -- Pooled were $813, $4,537, and $39,453, respectively; for Separate Account No. 3 -- Pooled were $30,343, $32,947, and $47,190, respectively. For the fiscal year ended December 31, 2011, commissions of $4,419, $0 and $20,861 were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $68,597,019, $34,018,380 and $71,089,275, respectively.

ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.

..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS

In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2011 were $1,516, $539 and $1,796, respectively; in 2010 were $2,252, $776 and $2,501, respectively; in 2009 were $2,333, $1,017 and $1,894, respectively.

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

------------------------------------------------------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN BALANCED
                                        FUND, SEPARATE ACCOUNT NO. 10
                                                  ("FUND")
                                           ALLIANCEBERNSTEIN L.P.
                                                 ("ADVISER")
                                       INFORMATION AS OF DECEMBER 31,
                                                    2011
------------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN           (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF THE           (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      ADVISER MANAGED BY THE PERSON WITHIN                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        EACH CATEGORY BELOW AND THE TOTAL ASSETS              RESPECT TO WHICH THE ADVISORY FEE IS
                         IN THE ACCOUNTS MANAGED WITHIN EACH                   BASED ON THE PERFORMANCE OF THE
                         CATEGORY BELOW                                        ACCOUNT
                      --------------------------------------------------------------------------------------------------------
                        REGISTERED           OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT            INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES             VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      --------------------------------------------------------------------------------------------------------
                       NUMBER        TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF          ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS       ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
------------------------------------------------------------------------------------------------------------------------------
Alison Martier           53           9,590    42       190    65     6,026    --         --      --      --       1      137
------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            17          16,212    10       596    67    16,261    --         --      --      --      --       --
------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky           105          10,841    61       218    68     6,102    --         --      --      --       1      137
------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan             93          10,374    85    14,277   192    58,231    --         --      --      --       4    2,486
------------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-------------------------------------------------------------------------------------------
                                          $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER   NONE      $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------------
Alison Martier          X/(1)/
-------------------------------------------------------------------------------------------
Joshua Lisser           X
-------------------------------------------------------------------------------------------
Shawn Keegan            X
-------------------------------------------------------------------------------------------
Greg Wilensky           X
-------------------------------------------------------------------------------------------

(1)Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in AXA Equitable Savings and Investment Plan and owns shares, pursuant to her prior employment at AXA, as follows:

   .  13,339.6006 shares in the AXA Target 2020.

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team.
Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder.
Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO -- Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager --US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on Alliance-Bernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?," "Emerging Markets: Managing the Impact of High Costs," "After the Fall: The Case for Emerging Markets Revisited," and more recently "Is There a Better Way to Fix Benchmarks" and "The Future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001.
Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein
Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London

----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2011
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        17        16,161    10     596      67    16,261    --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager -- Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

---------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column
   manager(s) of        (a)(1), the number of other accounts of         (a)(3) For each of the categories in column
   the Adviser          the Adviser managed by the person                  (a)(2), the number of accounts and the
   named in the         within each category below and the                 total assets in the accounts with respect
   prospectus           total assets in the accounts managed               to which the advisory fee is based on the
                        within each category below                         performance of the account
                     ------------------------------------------------------------------------------------------------------
                       Registered        Other Pooled                     Registered         Other Pooled
                       Investment         Investment         Other        Investment          Investment         Other
                        Companies          Vehicles        Accounts        Companies           Vehicles        Accounts
                     ------------------------------------------------------------------------------------------------------
                      Number     Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of       Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts    ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
---------------------------------------------------------------------------------------------------------------------------
John H. Fogarty         3         835      1       1       4      498      --          --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-------------------------------------------------------------------------------------------
                                          $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER        NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------------
John H. Fogarty            X
-------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

John H. Fogarty -- Senior Vice President , US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under the AllianceBernstein's Incentive Compensation Awards Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $529,410 in 2011, $576,147,169 in 2010 and $557,277,070 in
2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.


 DIRECTORS



------------------------------------------------------------------------------------------
  NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------
Henri de Castries                       Director, MONY Life and MONY America (since July
AXA                                     2004); Director of AXA Equitable (since September
25, Avenue Matignon                     1993); Chairman of the Board of AXA Financial
75008 Paris, France                     (since April 1998); Vice Chairman (February 1996
                                        to April 1998). Chairman and Chief Executive
                                        Officer of AXA since April 2010; prior thereto,
                                        Chairman of the Management Board (May 2000 to
                                        April 2010) and Chief Executive Officer of AXA
                                        (January 2000 to May 2002); Vice Chairman of
                                        AXA's Management Board (January 2000 to May
                                        2001). Director or officer of various
                                        subsidiaries and affiliates of the AXA Group.
                                        Director of AllianceBernstein Corpo-ration, the
                                        general partner of AllianceBernstein Holding and
                                        AllianceBernstein. Director of Nestle S.A. since
                                        April 2012.
------------------------------------------------------------------------------------------

Denis Duverne                           Director, MONY Life and MONY America (since July
AXA                                     2004); Director of AXA Equitable (since February
25, Avenue Matignon                     1998). Member of AXA's Board of Directors and
75008 Paris, France                     Deputy Chief Executive Officer (since April
                                        2010); prior thereto, Member of the AXA
                                        Management Board (February 2003 to April 2010)
                                        and Chief Financial Officer (May 2003 through
                                        December 2009), prior thereto, Executive Vice
                                        President, Finance, Control and Strategy, AXA
                                        (January 2000 to May 2003); prior thereto Senior
                                        Executive Vice President, International
                                        (US-UK-Benelux) AXA (January 1997 to January
                                        2000); Member of the AXA Executive Committee
                                        (since January 2000); Director, AXA Financial
                                        (since November 2003), AllianceBernstein (since
                                        February 1996) and various AXA affiliated
                                        companies. Former Director of DLJ (February 1997
                                        to November 2000).
------------------------------------------------------------------------------------------

Ramon de Oliveira                       Director of AXA Financial, AXA Equitable, MONY
Investment Audit Practice, LLC          Life and MONY America since May 2011. Since April
70 South Fifth Street                   2010, Mr. de Oliveira has been a member of AXA's
Park Ridge, NJ 07656                    Board of Directors, where he serves on the
                                        Finance Committee (Chair) and Audit Committee,
                                        and from April 2009 to May 2010, he was a member
                                        AXA's Supervisory Board. He is currently the
                                        Managing Director of the consulting firm
                                        Investment Audit Prac-tice, LLC, based in New
                                        York, NY. From 2002 and 2006, Mr. de Oliveira was
                                        an adjunct professor of Finance at Columbia
                                        University. Prior thereto, starting in 1977, he
                                        spent 24 years at JP Morgan & Co. where he was
                                        Chairman and Chief Executive Officer of JP Morgan
                                        Investment Management and was also a member of
                                        the firm's Management Committee since its
                                        inception in 1995. Upon the merger with Chase
                                        Manhattan Bank in 2001, Mr. de Oliveira was the
                                        only executive from JP Morgan & Co. asked to join
                                        the Executive Committee of the new firm with
                                        operating responsibilities. Mr. de Oliveira is
                                        currently a member of the Board of Directors of
                                        Investment Audit Practice, LLC, the Kauffman
                                        Foun-dation, Fonds de Dotation du Louvre,
                                        Tattinger-Kobrand, Quilvest SA and The Red Cross.
                                        Previously he was a Director of JP Morgan Suisse,
                                        American Century Company, Inc., SunGard Data
                                        Systems and The Hartford Insurance Company.
------------------------------------------------------------------------------------------

Andrew J. McMahon                       Director (since May 2011) and President (since
                                        January 2011), AXA Equitable and AXA Equitable
                                        Fi-nancial Services, LLC; prior thereto, Senior
                                        Executive Vice President and President, Financial
                                        Protection and Wealth Management (January 2010 to
                                        January 2011); Executive Vice President
                                        (September 2005 to January 2010); Senior Vice
                                        President (March 2005 to September 2005).
                                        Director (since May 2011), Senior Executive Vice
                                        President (since February 2011) and President,
                                        Financial Protection and Wealth Management (May
                                        2010 to January 2011), AXA Financial, Inc.; prior
                                        thereto, President [on an interim basis] (January
                                        2011 to February 2011). Director (since May 2011)
                                        and President (since January 2011), MONY Life and
                                        MONY America; prior thereto, Senior Executive
                                        Vice President and President, Financial
                                        Protection and Wealth Management (May 2010 to
                                        January 2011); Executive Vice President
                                        (September 2005 to May 2010); Director (since
                                        February 2008), Financial Marketing Agency, Inc.
                                        Director and Chief Financial Protection & Wealth
                                        Management Officer (since March 2010), AXA
                                        Distributors, LLC. Director (since March 2010)
                                        and Member of the Audit Committee (since June
                                        2010), U.S. Financial Life Insurance Company.
                                        Director (since February 2007) and Chief
                                        Financial Protection & Wealth Management Officer
                                        (since March 2010), AXA Advisors, LLC. Director
                                        (since December 2005) and Chairman of the Board
                                        (since July 2007), AXA Network, LLC. Director
                                        (since April 2012), AllianceBernstein
                                        Corporation. Director (since July 2011), AXA
                                        Distributors Holding Corporation. Direc-tor
                                        (since March 2011), AXA Equitable Life and
                                        Annuity Company.
------------------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Danny L. Hale                          Director of AXA Financial, AXA
900 20th Avenue South, Unit 1411       Equitable, MONY Life and MONY America
Nashville, TN 37212                    since May 2010. From Jan-uary 2003 to
                                       March 2008, served as Senior Vice
                                       President and Chief Financial Officer
                                       of The Allstate Corporation. Prior to
                                       joining The Allstate Corporation in
                                       January 2003, Executive Vice President
                                       and Chief Financial Officer of the
                                       Promus Hotel Corporation until its
                                       acquisition by the Hilton Hotels Group
                                       in 1999. Executive Vice President and
                                       Chief Financial Officer of USF&G
                                       Corporation from 1993 to 1998.
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable, MONY Life and MONY America
Naples, FL 34108                       since May 2010. Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior there-to, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA Inc, serving
                                       on the Audit Committee (Chair),
                                       Compensation and Governance Committee
                                       and Executive Committee.
-------------------------------------------------------------------------------

Charlynn Goins                         Director of AXA Financial, Inc., AXA
30 Beekman Place                       Equitable, MONY Life and MONY America
Apt. 8A                                (since September 2006). Chairman of the
New York, NY 10022                     Board (Distribution Committee) of The
                                       New York Community Trust (since July
                                       2008); prior thereto, Vice Chairman of
                                       the Board (Distribution Committee) of
                                       The New York Commun-ity Trust (June
                                       2008 to July 2008). Formerly,
                                       Chairperson of the Board of the New
                                       York City Health and Hospitals
                                       Corporation (June 2004 to September
                                       2008). Prior thereto, Independent
                                       Trustee of the Mainstay Funds, c/o New
                                       York Life Insurance Company's family of
                                       mutual funds (March 2001 to July 2006).
                                       Member of the Distribution Committee of
                                       The New York Community Trust (since
                                       June 2002); a former member of the
                                       Board of Trustees of the Brooklyn
                                       Museum; Member of the Council on
                                       Foreign Relations (since 1991). Member
                                       of the Board of Directors of Fannie Mae
                                       (since December 2008). Director, NYC
                                       Global Partners, Inc. (since September
                                       2011).
-------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since
AXA UK plc                             December 1995). Director of AXA
5 Old Broad Street                     Equitable, MONY Life and MONY America
London, England EC2N 1AD               (since May 2006). Non-executive
                                       Chairman of AXA UK plc (since 1997).
                                       Prior thereto, Chief Executive Officer
                                       (1978 to October 2002) and Director
                                       (March 1978 to December 2004) of
                                       Fox-Pitt, Kelton Group Limited.
                                       Currently, Chairman of the Remuneration
                                       and Nomination Committee of AXA UK plc;
                                       Member of AXA's Board of Directors
                                       since April 2010 and is currently
                                       Chairman of AXA's Audit Committee and a
                                       Member of AXA's Compensation and Human
                                       Resources Committee; prior thereto,
                                       Member of the Supervisory Board and
                                       Chairman of the Audit Committee and
                                       Member of the Compensation Committee of
                                       AXA (1997 to April 2010); Former
                                       Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since
                                       2004); Former Member of the Board of
                                       Governors of Club de Golf Valderrama
                                       (2006 to 2011).
-------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable, MONY Life and MONY America
909 Third Avenue                       (since September 2006). President of
New York, NY 10022                     The New York Community Trust (since
                                       1990). Prior thereto, Executive Vice
                                       Presi-dent of The New York Community
                                       Trust (1987 to 1990). Director and
                                       Chairperson of Corporate Governance
                                       Committee and Member of Executive and
                                       Compensation Committees of
                                       AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Co-Chairperson of Panel on the
                                       Nonprofit Sector, Trustee of The New
                                       School University. Chairman of the
                                       Board of Governors of the Milano School
                                       of Management & Urban Policy (The New
                                       School) (since September 2003).
-------------------------------------------------------------------------------

Ezra Suleiman                          Director of AXA Financial, Inc., AXA
Princeton University                   Equitable, MONY Life and MONY America
Corwin Hall                            (since May 2006). Pro-fessor of
Princeton, NJ 08544                    Politics and IBM Professor of
                                       International Studies. Formerly,
                                       Director, Program in European Studies
                                       at Princeton University (September 1979
                                       to 2008). Currently a member of AXA's
                                       Board of Di-rectors since April 2010;
                                       prior thereto, Member of AXA's
                                       Supervisory Board (April 2003 to April
                                       2010). Currently, President of the
                                       Advisory Board of Institut Montaigne;
                                       Member of the Editorial Board of
                                       Comparative Politics, Editorial
                                       Committee of La Revue des Deux Mondes
                                       and Politique Americaine; Member of HEC
                                       International Advisory Board; Chairman
                                       of the Scientific Board of AXA.
-------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)

-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable, MONY Life and MONY America
1345 Avenue of the Americas            (since February 2009). Director,
New York, NY 10105                     Chairman of the Board and Chief
                                       Executive Officer of AllianceBernstein
                                       Corporation (since December 2008).
                                       Prior thereto, Executive Vice President
                                       of Merrill Lynch & Co. (September 2008
                                       to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division
                                       of Goldman Sachs Group, Inc. (March
                                       1986 to March 2008); also held the
                                       following positions: Co-Head of the
                                       Financial In-stitutions Group Tokyo
                                       (1990-1996). Currently, Director of
                                       Keewaydin Camp; Chairman of the
                                       Invest-ment Committee of Trinity
                                       College; Chairman of the Board of
                                       California Institute of the Arts; and
                                       Co-Chair of Friends of the Carnegie
                                       International.
-------------------------------------------------------------------------------
 OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Finan-cial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since Jan-uary 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY
                                       America. Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       In-surance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President
                                       (since January 2011), AXA America
                                       Holdings, Inc. Director (since February
                                       2011), AllianceBernstein Corporation.
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
8 Highcroft Lane                       Equitable, MONY Life and MONY America
Malverne, PA 19355                     since May 2012. From 2006 to December
                                       2011, Ms. Fallon-Walsh served as Head
                                       of Institutional Retirement Plan
                                       Services at The Vanguard Group, Inc.
                                       ("Vanguard"). Ms. Fallon-Walsh joined
                                       Vanguard in 1995 and prior to becom-ing
                                       the Head of Institutional Retirement
                                       Plan Services, Ms. Fallon-Walsh served
                                       in several executive positions. Prior
                                       to joining Vanguard, Ms. Fallon-Walsh
                                       served as Executive Vice President, Bay
                                       Area Region and LA Gold Coast Region at
                                       Bank of America Corporation from 1992
                                       to 1995. From 1981 to 1992, Ms.
                                       Fallon-Walsh held several management
                                       positions at Security Pacific
                                       Corporation, which was acquired by Bank
                                       of America in 1992. Ms. Fallon-Walsh
                                       has been a member of the Main Line
                                       Cham-ber of Commerce Board of Directors
                                       and Executive Committee, the Business
                                       and Advisory Council for Widener
                                       University and served on the Board of
                                       Trustees and Executive Committee of the
                                       Employee Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
7129 Fairway Vista Drive               Equitable, MONY Life and MONY America
Charlotte, NC 28226                    since May 2012. From June 2010 to
                                       December 2011, Mr. Scott served as
                                       President, U.S. Commercial of CIGNA
                                       Corporation. Prior thereto, he served
                                       as Executive Vice President of
                                       TIAA-CREF from 2000 to June 2010 and as
                                       President and Chief Executive Officer
                                       of TIAA-CREF Life Insurance Company
                                       from 2000 to 2007. Mr. Scott is a
                                       member of the Board of Directors of
                                       Becton, Dickinson and Company, where he
                                       serves on the Audit Committee and
                                       Compensation and Benefits Committee.
-------------------------------------------------------------------------------
 OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN THE PAST
 NAME AND PRINCIPAL BUSINESS ADDRESS   FIVE YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc., AXA
                                       Equitable Financial Serv-ices, LLC, AXA
                                       Equitable, MONY Life and MONY America.
                                       Senior Executive Vice President, Head
                                       of Human Resources (2005 to February
                                       2011), UniCredit Group. Vice President,
                                       Human Resources (2001 to 2004), General
                                       Electric. Director (since March 2011),
                                       MONY Assets Corp.
-------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Bertrand Poupart-Lafarge               Executive Vice President, Chief Investment
                                       Officer and Treasurer (since November 2011), AXA
                                       Finan-cial, Inc., AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Financial Officer, AXA Canada (April 2010 through
                                       October 2011. Chief Account Officer, AXA France
                                       (1997 to March 2010). Corporate Finance Analyst,
                                       AXA Real Estate (1996 to 1997). Foreign Exchange
                                       Desk, Sales, Morgan Stanley (1993 to 1996).
                                       Director, Executive Vice President, Chief
                                       Investment Officer, Treasurer and Member of Audit
                                       Committee (since December 2011), AXA Equitable
                                       Life and Annuity Company and U.S. Financial Life
                                       Insurance Company. Executive Vice President and
                                       Treasurer (since December 2011), AXA America
                                       Holdings, Inc.
-----------------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Vice President (since September 2011)
                                       and Chief Accounting Officer, AXA Financial, Inc.
                                       (since May 2012), AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life and MONY
                                       America. Prior thereto, Senior Vice President
                                       (May 2008 to September 2011); Assistant Vice
                                       President and Chief of Staff (1996 to May 2008).
                                       From 1989 to 1996, managed financial and
                                       operational audits of large life insurance
                                       companies at PricewaterhouseCoopers LLP.
-----------------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and Chief
                                       Financial Officer (since June 2012), AXA
                                       Financial, Inc., AXA Equitable, MONY Life and
                                       MONY America. Director, Senior Executive Vice
                                       President and Chief Finan-cial Officer (since
                                       June 2012), AXA Equitable Financial Services,
                                       LLC. Prior to joining AXA Equitable, Mr.
                                       Malmstrom was a member of the Executive Board and
                                       served as the Head of the Life Business at AXA
                                       Winterthur. Prior to joining AXA Winterthur in
                                       January 2009, Mr. Malmstrom was a Senior Vice
                                       President at Swiss Life, where he was also a
                                       member of the Management Committee. Mr. Malmstrom
                                       joined Swiss Life in 1997, and held several
                                       positions of increasing responsibility during his
                                       tenure. Di-rector (since July 2012), 1740
                                       Advisers, Inc. Director, Chairman, President and
                                       Chief Executive Officer (since July 2012), ACMC,
                                       LLC. Director (July 2012), AXA Advisors, LLC.
                                       Director and Senior Executive Vice President
                                       (since July 2012), AXA America Holdings, Inc.
                                       Director and Chairman; Member of the Audit
                                       Committee (since July 2012), AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief Executive Officer
                                       (since July 2012), AXA Distribution Holding
                                       Corpo-ration. Director (since July 2012) and
                                       Chairman of the Board (since August 2012); Member
                                       of the Au-dit Committee (Chairman) (since July),
                                       AXA Equitable Life and Annuity Company. Director
                                       and Chairman of the Board (since July 2012), AXA
                                       RE Arizona Company. Director and Chairman (since
                                       July 2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of the
                                       Board, President and Chief Executive Officer
                                       (since August 2012), MONY Financial Services,
                                       Inc. Director (since July 2012), MONY Financial
                                       Resources of the Americas Limited. Director
                                       (since July 2012), MONY Interna-tional Holdings,
                                       LLC. Director and Chairman; Member of the Audit
                                       Committee (Chairman) (since July 2012), U.S.
                                       Financial Life Insurance Company.
-----------------------------------------------------------------------------------------

Dave S. Hattem                         Executive Vice President (since May 2012) and
                                       General Counsel (since February 2010), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC; prior thereto, Senior Vice President
                                       (September 1999 to May 2012) and General Counsel
                                       (February 2010 to present); Senior Vice President
                                       (September 1999 to May 2012) and Deputy General
                                       Counsel (May 2004 to February 2010); Associate
                                       General Counsel (September 1999 to May 2004).
                                       Executive Vice President and General Counsel
                                       (since May 2012), AXA Financial, Inc.; prior
                                       thereto, Senior Vice President and Deputy General
                                       Counsel (September 2008 to May 2012). Executive
                                       Vice President and General Counsel (since May
                                       2012), MONY Life, MONY America and MONY Financial
                                       Services, Inc.; prior thereto, Senior Vice
                                       President and Deputy General Counsel (July 2004
                                       to May 2012). Executive Vice President (since
                                       July 2012) and General Counsel (since December
                                       2010), AXA Equitable Life and Annuity Company;
                                       prior thereto, Senior Vice President (August 2008
                                       to July 2012) and Deputy General Counsel (August
                                       2008 to December 2010).
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Karen Field Hazin                      Vice President, Secretary and Associate General
                                       Counsel (since June 2005), MONY Life, MONY
                                       Amer-ica and AXA Equitable Financial Services,
                                       LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable;
                                       prior thereto, Counsel (April 2005 to June 2005),
                                       Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to
                                       December 2001). Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable
                                       Life and Annuity Company. Vice President,
                                       Secretary and Associate General Counsel (since
                                       June 2005), AXA Distribution Holding Corporation.
-----------------------------------------------------------------------------------------

Charles A. Marino                      Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), AXA
                                       Equi-table and AXA Equitable Financial Services,
                                       LLC, prior thereto, Senior Vice President
                                       (September 2000 to September 2006), Actuary (May
                                       1998 to September 2005), Vice President (May 1998
                                       to September 2000), Assistant Vice President
                                       (October 1991 to May 1998); Executive Vice
                                       President (since Sep-tember 2006) and Chief
                                       Actuary (since September 2005), MONY Life and
                                       MONY America, prior there-to, Senior Vice
                                       President (July 2004 to September 2006);
                                       Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), prior
                                       thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to
                                       September 2005). Director (since December 2003),
                                       Executive Vice President and Chief Financial
                                       Officer (since June 2012), AXA RE Arizona
                                       Com-pany F/K/A AXA Financial (Bermuda) Ltd.
                                       Director (since December 2006), President, Chief
                                       Executive Officer and Chief Financial Officer
                                       (since March 2010), AXA Equitable Life and
                                       Annuity Company; prior thereto, Senior Vice
                                       President and Appointed Actuary (May 2007 to
                                       March 2010). Director (since May 2007), President
                                       (since January 2008), Chief Executive Officer and
                                       Chief Financial Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior thereto,
                                       Senior Vice President (December 2004 to January
                                       2008) and Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and Actuary (since
                                       April 2004). Director (since May 2007), Financial
                                       Marketing Agency, Inc.
-----------------------------------------------------------------------------------------

Kevin E. Murray                        Executive Vice President and Chief Information
                                       Officer (February 2005 to November 2010) of MONY
                                       Life and MONY America. Executive Vice President
                                       (since February 2005) and Chief Information
                                       Officer (February 2005 to November 2010); prior
                                       thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice
                                       President (September 2004 to February 2005) of
                                       AXA Equitable Fi-nancial Services, LLC. Senior
                                       Vice President / Group Chief Information Officer
                                       (1996 to September 2004) of AIG.
-----------------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance Officer
                                       (February 2005 to present) and Deputy General
                                       Coun-sel (February 2010 to present) of MONY Life
                                       and MONY America. Senior Vice President, Chief
                                       Com-pliance Officer (February 2005 to present),
                                       and Deputy General Counsel (February 2010 to
                                       present) AXA Equitable and AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and
                                       Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable
                                       Financial Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Coun-sel (2000 to
                                       February 2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation Counsel (1990
                                       to 2000).
-----------------------------------------------------------------------------------------

Mary Fernald                           Senior Vice President and Chief Underwriting
                                       Officer of AXA Equitable, AXA Equitable Financial
                                       Serv-ices, LLC, MONY Life and MONY America
                                       (September 2008 to present); Senior Vice
                                       President, Chief Underwriter of Scottish Re (2000
                                       to September 2008).
-----------------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Vice President and President,
                                       Retirement Savings (since February 2011), AXA
                                       Finan-cial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director and Member of the Audit
                                       Committee (since February 2011), U.S. Financial
                                       Life Insurance Company and AXA Equitable Life and
                                       Annuity Company. Director and Chief Retirement
                                       Savings Officer (since February 2011), AXA
                                       Advisors, LLC. Director (since November 2008) and
                                       Member of the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board, President, Chief Executive
                                       Officer and Chief Retirement Savings Officer
                                       (since February 2011), AXA Distributors, LLC.
                                       Head of Global Strategy & Business Support and
                                       Development (June 2008 to January 2011), AXA SA.
                                       Senior Vice President of Retail Distribution
                                       Business Platforms (February 2006 to June 2008),
                                       AXA Equitable; prior thereto, Vice President (May
                                       2005 to February 2006).
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
David W. O'Leary                       Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America; prior thereto,
                                       Head of the Financial Protection Unit (July 2010
                                       to September 2010). Executive Vice President and
                                       Chief Operating Officer (September 2006 to June
                                       2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August
                                       2006), Mass Mutual Financial Group.
-----------------------------------------------------------------------------------------

Robert O. (Bucky) Wright               Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Director (since
                                       July 2010), Chairman of the Board (since May
                                       2012) and Chief Sales Officer (since September
                                       2009), AXA Advisors, LLC. Executive Vice
                                       President (since April 2011) and Chief Sales
                                       Officer (since April 2010), AXA Network, LLC.
                                       Director (July 2010 to May 2012), MONY Brokerage,
                                       Inc. Director (July 2004 to June 2012) and
                                       Chairman of the Board (August 2004 to June 2012),
                                       MONY Securities Corporation. Senior Vice
                                       President and Chief Agency Officer and various
                                       positions (1976 to July 2004), MONY Life.
-----------------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Vice President and Chief
                                       Marketing Officer (since February 2012), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director (since July 2012), AXA
                                       Advisors, LLC. Executive Vice President and Chief
                                       Innovation Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President and Chief
                                       Marketing Officer, Reader's Digest Association
                                       (June 2009 to May 2010); Executive Vice
                                       President, Citigroup (June 2000 to February
                                       2009); Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July 1998 to
                                       May 2000); Vice President, American Express
                                       (October 1985 to July 1998).
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled

SEPARATE ACCOUNT NO. 66

..   Multimanager Multi-Sector Bond

..   Multimanager Small Cap Value

..   Multimanager Technology

..   EQ/AllianceBernstein Small Cap Growth

..   EQ/BlackRock Basic Value Equity

..   EQ/Calvert Socially Responsible

..   EQ/Capital Guardian Research

..   EQ/Equity Growth PLUS

..   EQ/Equity 500 Index

..   EQ/Global Multi-Sector Equity

..   EQ/Intermediate Government Bond

..   EQ/International Core PLUS

..   EQ/JPMorgan Value Opportunities

..   EQ/Large Cap Core PLUS

..   EQ/Large Cap Growth Index

..   EQ/Large Cap Growth PLUS

..   EQ/Large Cap Value PLUS

..   EQ/Mid Cap Index

..   EQ/Mid Cap Value PLUS

..   EQ/Money Market

..   EQ/Quality Bond Plus

..   EQ/T. Rowe Price Growth Stock

..   EQ/Wells Fargo Advantage Omega Growth

                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):

              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2011................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2011.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2011................................ FSA-15
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2011.......................... FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-18
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2011................................ FSA-26
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2011......................... FSA-27
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-29
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2011............................... FSA-31
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2011......................... FSA-39
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-46
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-59
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2011 and 2010.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-3
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2011, 2010 and 2009.......................................... F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-7
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-9
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

As discussed in Note 9, the financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled) and 3 (Pooled) as of and for the periods ended December
31, 2008 through December 31, 2010 have been restated to correct a misstatement.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                  FSA-1  e13400

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $18,292,536)....................... $19,089,716
  Preferred Stocks -- at value (cost: $41,460)........................      44,989
  Long-term debt securities -- at value (amortized cost: $11,187,243).  11,493,113
  Short-term debt securities -- at value (amortized cost: $886,379)...     886,379
Cash..................................................................     100,000
Foreign cash (cost: $48,642)..........................................      48,674
Interest and dividends receivable.....................................     410,254
Fees receivable from Contractowners...................................       7,772
                                                                       -----------
   Total assets.......................................................  32,080,897
                                                                       -----------

LIABILITIES:
Payable for investments securities purchased..........................     660,558
Due to AXA Equitable's General Account................................     546,184
Accrued custody and bank fees.........................................      10,675
Administrative fees payable...........................................      20,818
Asset management fee payable..........................................      19,476
Accrued expenses......................................................       2,024
                                                                       -----------
   Total liabilities..................................................   1,259,735
                                                                       -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.......... $30,821,162
                                                                       ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.          108      $23,414.58
RIA...........       15,438          214.40
MRP...........      479,164           51.32
EPP...........        1,820          224.07

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
  Dividend (net of foreign taxes withheld of $32,897)...................................................... $   528,400
  Interest.................................................................................................     479,263
                                                                                                            -----------
   Total investment income.................................................................................   1,007,663
                                                                                                            -----------

EXPENSES (NOTE 7):
  Asset management fees....................................................................................    (149,887)
  Custody and bank fees....................................................................................     (42,774)
  Other operating expense charges..........................................................................      (2,649)
                                                                                                            -----------
   Total expenses..........................................................................................    (195,310)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     812,353
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   2,131,625
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (2,728,215)
                                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS..........................    (596,590)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $   215,763
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2011
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................   $    812,353
  Net realized gain on investments and foreign currency transactions.......................................      2,131,625
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................     (2,728,215)
                                                                                                              ------------
  Net increase in assets attributable to operations........................................................        215,763
                                                                                                              ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      2,837,446
  Withdrawals..............................................................................................    (13,172,566)
  Assets management fees (Note 7)..........................................................................       (129,680)
  Administrative fees (Note 7).............................................................................       (273,869)
                                                                                                              ------------

  Net decrease in net assets attributable to contractowner transactions....................................    (10,738,669)
                                                                                                              ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................................    (10,522,906)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     41,344,068
                                                                                                              ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................   $ 30,821,162
                                                                                                              ============

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2010
                                                                                                              AS RESTATED*
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................    $ 1,274,508
  Net realized gain on investments and foreign currency transactions.......................................        713,487
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................      1,935,107
                                                                                                               -----------
  Net increase in assets attributable to operations........................................................      3,923,102
                                                                                                               -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      3,331,173
  Withdrawals..............................................................................................     (5,556,163)
  Assets management fees (Note 7)..........................................................................       (157,129)
  Administrative fees (Note 7).............................................................................       (323,121)
                                                                                                               -----------

  Net decrease in net assets attributable to contractowner transactions....................................     (2,705,240)
                                                                                                               -----------

INCREASE (DECREASE) IN NET ASSETS..........................................................................      1,217,862
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     40,126,206
                                                                                                               -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................    $41,344,068
                                                                                                               ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 61.9%
HEALTH CARE -- 10.3%
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.......................................    134 $      8,604
Gilead Sciences, Inc./(a)/.......................  2,000       81,860
                                                         ------------
                                                               90,464
                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
Ansell Ltd.......................................  2,400       35,718
Baxter International, Inc........................    700       34,636
Boston Scientific Corp./(a)/.....................  9,500       50,730
Covidien PLC.....................................  1,105       49,736
CR Bard, Inc.....................................    580       49,590
Getinge AB.......................................  1,950       49,502
Sorin SpA/(a)/................................... 18,300       28,111
                                                         ------------
                                                              298,023
                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
Aetna, Inc.......................................  1,380       58,222
Express Scripts, Inc. -- Class A/(a)/............    730       32,624
Health Net, Inc./(a)/............................    700       21,294
McKesson Corp....................................    650       50,642
Medco Health Solutions, Inc./(a)/................    500       27,950
UnitedHealth Group, Inc..........................  1,440       72,979
WellPoint, Inc...................................  1,100       72,875
                                                         ------------
                                                              336,586
                                                         ------------
PHARMACEUTICALS -- 7.9%
Abbott Laboratories..............................    440       24,741
AstraZeneca PLC..................................  3,420      158,089
Bayer AG.........................................    800       51,245
Bristol-Myers Squibb Co..........................  1,500       52,860
Eli Lilly & Co...................................  1,100       45,716
Forest Laboratories, Inc./(a)/...................  1,760       53,258
GlaxoSmithKline PLC..............................    990       22,574
Johnson & Johnson................................  1,620      106,240
Merck & Co., Inc.................................  2,494       94,024
Novartis AG......................................    695       39,858
Novo Nordisk A/S -- Class B......................    450       51,859
Pfizer, Inc......................................  7,024      151,999
Roche Holding AG.................................    505       85,788
Sanofi...........................................  1,200       87,981
Shire PLC........................................  1,130       39,300
Takeda Pharmaceutical Co., Ltd...................  1,000       43,943
Valeant Pharmaceuticals International, Inc./(a)/. 28,455    1,328,564
                                                         ------------
                                                            2,438,039
                                                         ------------
                                                            3,163,112
                                                         ------------
FINANCIALS -- 9.3%
CAPITAL MARKETS -- 0.8%
Bank of New York Mellon Corp. (The)..............  1,400       27,874
Deutsche Bank AG.................................  2,340       88,955
Goldman Sachs Group, Inc. (The)..................    860       77,770
Man Group PLC....................................  6,100       11,913
Morgan Stanley...................................  1,500       22,695
UBS AG/(a)/......................................  1,776       21,163
                                                         ------------
                                                              250,370
                                                         ------------
COMMERCIAL BANKS -- 4.1%
Australia & New Zealand Banking Group Ltd........  4,900      102,871
Banca Popolare di Milano Scarl...................  6,200        2,460

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Banco Bilbao Vizcaya Argentaria SA........  3,822 $     33,023
Banco Santander SA........................  6,757       51,201
Bank of Nova Scotia.......................    900       44,927
Bank of Queensland Ltd....................  3,700       27,623
Barclays PLC.............................. 30,550       83,726
Bendigo and Adelaide Bank Ltd.............  3,900       31,995
BNP Paribas SA............................    900       35,151
Canadian Imperial Bank of Commerce........    500       36,234
Commonwealth Bank of Australia............    700       35,244
Danske Bank A/S/(a)/......................  2,400       30,421
HSBC Holdings PLC......................... 16,260      124,218
Intesa Sanpaolo SpA.......................  9,500       15,870
KBC Groep NV..............................    800       10,033
Lloyds Banking Group PLC/(a)/............. 50,700       20,380
Mitsubishi UFJ Financial Group, Inc....... 24,400      103,337
National Australia Bank Ltd...............  1,740       41,547
Royal Bank of Canada......................  1,100       56,153
Societe Generale SA.......................  1,021       22,607
Standard Chartered PLC....................  2,530       55,377
Sumitomo Mitsui Financial Group, Inc......  1,000       27,744
Toronto-Dominion Bank (The)...............    800       59,938
US Bancorp................................  1,670       45,174
Wells Fargo & Co..........................  4,050      111,618
Westpac Banking Corp......................  3,300       67,525
                                                  ------------
                                                     1,276,397
                                                  ------------
CONSUMER FINANCE -- 0.1%
American Express Co.......................    855       40,330
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
Bank of America Corp......................  9,600       53,376
Citigroup, Inc............................  3,030       79,719
CME Group, Inc. -- Class A................    200       48,734
ING Groep NV/(a)/......................... 12,000       86,078
IntercontinentalExchange, Inc./(a)/.......    260       31,343
JPMorgan Chase & Co.......................  4,265      141,811
Mitsubishi UFJ Lease & Finance Co., Ltd...  1,180       46,723
Moody's Corp..............................  1,200       40,416
ORIX Corp.................................    600       49,484
Resolution Ltd............................ 23,360       91,128
SNS REAAL NV/(a)/.........................  3,700        8,064
                                                  ------------
                                                       676,876
                                                  ------------
INSURANCE -- 1.5%
Aegon NV/(a)/.............................  6,000       24,052
Allianz SE................................    700       67,054
Allstate Corp. (The)......................  2,080       57,013
Beazley PLC............................... 20,550       42,853
Irish Life & Permanent Group Holdings PLC.  5,360          167
Manulife Financial Corp...................  2,100       22,377
Muenchener Rueckversicherungs AG..........    200       24,582
Prudential PLC............................  4,090       40,496
Storebrand ASA............................  6,400       33,181
Suncorp Group Ltd.........................  2,200       18,848
Travelers Cos., Inc. (The)................  1,054       62,365
Zurich Financial Services AG/(a)/.........    250       56,580
                                                  ------------
                                                       449,568
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
British Land Co. PLC......................  7,690       55,233
GPT Group................................. 14,830       46,590

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                         SHARES U.S. $ VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
Land Securities Group PLC......................  5,155 $     50,880
                                                       ------------
                                                            152,703
                                                       ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Savills PLC....................................  5,300       26,991
                                                       ------------
                                                          2,873,235
                                                       ------------
ENERGY -- 7.4%

ENERGY EQUIPMENT & SERVICES -- 0.8%
Diamond Offshore Drilling, Inc.................    850       46,971
Fred Olsen Energy ASA..........................  1,750       58,794
Halliburton Co.................................  1,600       55,216
Petroleum Geo-Services ASA/(a)/................  2,000       21,844
Songa Offshore SE/(a)/......................... 16,000       48,824
Transocean Ltd./Switzerland....................    700       26,873
                                                       ------------
                                                            258,522
                                                       ------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
Afren PLC/(a)/................................. 20,800       27,696
Anadarko Petroleum Corp........................    600       45,798
BG Group PLC...................................  3,000       64,136
BP PLC......................................... 30,340      216,274
Canadian Natural Resources Ltd.................    400       14,987
Canadian Oil Sands Ltd.........................  2,650       60,508
Chevron Corp...................................  1,640      174,496
ConocoPhillips.................................  1,700      123,879
Devon Energy Corp..............................    550       34,100
ENI SpA........................................  1,994       41,235
Exxon Mobil Corp...............................  4,062      344,295
HollyFrontier Corp.............................  2,150       50,310
JX Holdings, Inc...............................  7,200       43,466
Marathon Oil Corp..............................  1,280       37,466
Marathon Petroleum Corp........................    640       21,306
Nexen, Inc. (Toronto)..........................  1,603       25,519
OMV AG.........................................  1,000       30,383
Repsol YPF SA..................................  2,180       66,899
Royal Dutch Shell PLC -- Class A (London)......  3,100      113,817
Royal Dutch Shell PLC -- Class A (Netherlands).  1,240       45,335
Royal Dutch Shell PLC -- Class B...............  4,410      167,866
Statoil ASA....................................  2,700       69,297
Suncor Energy, Inc. (Toronto)..................  2,760       79,635
Total SA.......................................  1,700       87,009
Valero Energy Corp.............................  2,570       54,099
                                                       ------------
                                                          2,039,811
                                                       ------------
                                                          2,298,333
                                                       ------------
INFORMATION TECHNOLOGY -- 7.3%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc.............................  4,400       79,552
Juniper Networks, Inc./(a)/....................  1,310       26,737
Nokia Oyj......................................  4,100       19,825
QUALCOMM, Inc..................................    675       36,922
Telefonaktiebolaget LM Ericsson -- Class B.....  2,025       20,615
                                                       ------------
                                                            183,651
                                                       ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc./(a)/...............................    654      264,870
Dell, Inc./(a)/................................  2,900       42,427
Hewlett-Packard Co.............................  2,880       74,189

COMPANY                                               SHARES U.S. $ VALUE
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
NetApp, Inc./(a)/....................................   600  $     21,762
Toshiba Corp......................................... 6,000        24,496
                                                             ------------
                                                                  427,744
                                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Corning, Inc......................................... 3,900        50,622
                                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
Google, Inc. -- Class A/(a)/.........................   155       100,115
                                                             ------------
IT SERVICES -- 1.6%
Accenture PLC........................................ 1,400        74,522
Cognizant Technology Solutions Corp. -- Class A/(a)/.   400        25,724
Computer Sciences Corp............................... 1,890        44,793
International Business Machines Corp................. 1,040       191,235
Nihon Unisys Ltd..................................... 4,400        27,954
Nomura Research Institute Ltd........................ 1,500        33,853
Visa, Inc. -- Class A................................   850        86,300
                                                             ------------
                                                                  484,381
                                                             ------------
OFFICE ELECTRONICS -- 0.1%
Canon, Inc...........................................   900        39,622
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Altera Corp.......................................... 1,510        56,021
Applied Materials, Inc............................... 3,300        35,343
ASML Holding NV...................................... 1,370        57,400
Broadcom Corp. -- Class A/(a)/....................... 1,200        35,232
Intel Corp........................................... 4,500       109,125
Lam Research Corp./(a)/.............................. 1,100        40,722
Marvell Technology Group Ltd......................... 2,800        38,780
Micron Technology, Inc./(a)/......................... 6,890        43,338
Sumco Corp./(a)/..................................... 4,300        31,666
Texas Instruments, Inc...............................   900        26,199
Xilinx, Inc.......................................... 1,620        51,937
                                                             ------------
                                                                  525,763
                                                             ------------
SOFTWARE -- 1.4%
Activision Blizzard, Inc.............................   100         1,232
Citrix Systems, Inc./(a)/............................   400        24,288
Intuit, Inc..........................................   710        37,339
Microsoft Corp....................................... 6,200       160,952
Oracle Corp.......................................... 2,440        62,586
Red Hat, Inc./(a)/...................................   800        33,032
Salesforce.com, Inc./(a)/............................   340        34,496
UBISOFT Entertainment/(a)/........................... 5,400        36,033
VMware, Inc. -- Class A/(a)/.........................   550        45,755
                                                             ------------
                                                                  435,713
                                                             ------------
                                                                2,247,611
                                                             ------------
CONSUMER STAPLES -- 6.8%

BEVERAGES -- 1.2%
Asahi Group Holdings Ltd............................. 3,200        70,225
Constellation Brands, Inc. -- Class A/(a)/........... 2,300        47,541
Diageo PLC........................................... 2,310        50,510
Kirin Holdings Co., Ltd.............................. 4,000        48,622
PepsiCo, Inc./NC..................................... 1,400        92,890
Pernod-Ricard SA.....................................   610        56,631
                                                             ------------
                                                                  366,419
                                                             ------------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                SHARES  U.S. $ VALUE
--------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.1%
CVS Caremark Corp.....................   1,100 $     44,858
Kroger Co. (The)......................   2,000       48,440
SUPERVALU, Inc........................   2,400       19,488
Tesco PLC.............................  10,500       65,744
Wal-Mart Stores, Inc..................   1,720      102,787
Walgreen Co...........................   2,070       68,434
                                               ------------
                                                    349,751
                                               ------------
FOOD PRODUCTS -- 2.3%
Bunge Ltd.............................     880       50,336
Campbell Soup Co......................   1,510       50,192
ConAgra Foods, Inc....................   2,000       52,800
Danone................................     700       44,059
Goodman Fielder Ltd...................  95,450       42,368
Kellogg Co............................   1,140       57,650
Mead Johnson Nutrition Co. -- Class A.     730       50,173
Nestle SA.............................   3,405      196,405
Premier Foods PLC/(a)/................ 149,200       13,455
Toyo Suisan Kaisha Ltd................   2,000       48,418
Tyson Foods, Inc. -- Class A..........   2,200       45,408
Unilever NV...........................   1,630       56,214
                                               ------------
                                                    707,478
                                               ------------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)......................     810       53,914
Kimberly-Clark Corp...................     700       51,492
Procter & Gamble Co. (The)............     810       54,035
                                               ------------
                                                    159,441
                                               ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc....................   2,880       50,313
Kao Corp..............................   1,000       27,297
                                               ------------
                                                     77,610
                                               ------------
TOBACCO -- 1.4%
British American Tobacco PLC..........   1,990       94,473
Imperial Tobacco Group PLC............   1,500       56,801
Japan Tobacco, Inc....................      20       94,087
Lorillard, Inc........................     390       44,460
Philip Morris International, Inc......   1,330      104,379
Swedish Match AB......................   1,460       51,920
                                               ------------
                                                    446,120
                                               ------------
                                                  2,106,819
                                               ------------
CONSUMER DISCRETIONARY -- 6.2%

AUTO COMPONENTS -- 0.6%
Bridgestone Corp......................   2,200       49,845
Johnson Controls, Inc.................   1,600       50,016
Lear Corp.............................     480       19,104
Magna International, Inc. -- Class A..     900       30,052
TRW Automotive Holdings Corp./(a)/....     900       29,340
                                               ------------
                                                    178,357
                                               ------------
AUTOMOBILES -- 0.5%
Bayerische Motoren Werke AG...........     400       26,820
Daimler AG............................     360       15,819
Fiat SpA..............................  10,208       46,731
Ford Motor Co./(a)/...................   3,100       33,356
General Motors Co./(a)/...............     694       14,067

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
AUTOMOBILES (CONTINUED)
Renault SA.................................    900 $     31,174
                                                   ------------
                                                        167,967
                                                   ------------
DISTRIBUTORS -- 0.2%
Li & Fung Ltd.............................. 20,000       36,852
Pacific Brands Ltd......................... 62,620       35,282
                                                   ------------
                                                         72,134
                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc.............................  3,060       49,970
                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp..............................    700       22,848
Carnival PLC...............................    930       30,677
Marriott International, Inc./DE -- Class A.  1,790       52,214
McDonald's Corp............................    852       85,481
Royal Caribbean Cruises Ltd................    900       22,293
Starbucks Corp.............................    800       36,808
William Hill PLC...........................  8,200       25,793
Yum! Brands, Inc...........................    400       23,604
                                                   ------------
                                                        299,718
                                                   ------------
HOUSEHOLD DURABLES -- 0.2%
Nexity SA..................................  1,310       29,639
Sony Corp..................................  1,200       21,646
                                                   ------------
                                                         51,285
                                                   ------------
INTERNET & CATALOG RETAIL -- 0.2%
Amazon.com, Inc./(a)/......................    105       18,176
Rakuten, Inc./(a)/.........................     30       32,288
                                                   ------------
                                                         50,464
                                                   ------------
MEDIA -- 1.4%
Fairfax Media Ltd.......................... 55,100       40,686
Gannett Co., Inc...........................  3,700       49,469
ITV PLC.................................... 18,900       19,981
McGraw-Hill Cos., Inc. (The)...............    690       31,029
News Corp. -- Class A......................  3,000       53,520
Promotora de Informaciones SA/(a)/......... 16,910       19,019
Time Warner Cable, Inc. -- Class A.........    970       61,663
Time Warner, Inc...........................    756       27,322
Viacom, Inc. -- Class B....................  1,100       49,951
Walt Disney Co. (The)......................  1,290       48,375
WPP PLC....................................  2,600       27,286
                                                   ------------
                                                        428,301
                                                   ------------
MULTILINE RETAIL -- 0.2%
Family Dollar Stores, Inc..................    855       49,299
                                                   ------------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc....................    700       48,741
AutoZone, Inc./(a)/........................    160       51,995
Fast Retailing Co., Ltd....................    200       36,395
GameStop Corp. -- Class A/(a)/.............  1,600       38,608
Gap, Inc. (The)............................  2,670       49,528
Home Depot, Inc. (The).....................  1,100       46,244
Inditex SA.................................    330       27,021
Limited Brands, Inc........................    830       33,491
Lowe's Cos., Inc...........................  1,580       40,100
Ross Stores, Inc...........................  1,180       56,085
Yamada Denki Co., Ltd......................    710       48,384
                                                   ------------
                                                        476,592
                                                   ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
NIKE, Inc. -- Class B....................    380 $     36,621
PVH Corp.................................    570       40,179
                                                 ------------
                                                       76,800
                                                 ------------
                                                    1,900,887
                                                 ------------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
General Dynamics Corp....................    950       63,089
Honeywell International, Inc.............    560       30,436
Northrop Grumman Corp....................  1,100       64,328
Rolls-Royce Holdings PLC/(a)/............  5,410       62,682
Saab AB..................................  3,400       70,466
Safran SA................................    850       25,497
United Technologies Corp.................    520       38,007
                                                 ------------
                                                      354,505
                                                 ------------
AIR FREIGHT & LOGISTICS -- 0.4%
FedEx Corp...............................    400       33,404
United Parcel Service, Inc. -- Class B...  1,280       93,683
                                                 ------------
                                                      127,087
                                                 ------------
AIRLINES -- 0.2%
Delta Air Lines, Inc./(a)/...............  3,600       29,124
Deutsche Lufthansa AG (REG)..............  2,130       25,412
                                                 ------------
                                                       54,536
                                                 ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  4,000       33,453
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd.............  5,000       48,018
Regus PLC................................ 35,926       47,113
                                                 ------------
                                                       95,131
                                                 ------------
CONSTRUCTION & ENGINEERING -- 0.1%
NRW Holdings Ltd......................... 16,000       42,346
                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co......................    600       27,954
Rockwell Automation, Inc.................  1,000       73,370
                                                 ------------
                                                      101,324
                                                 ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co....................................    500       40,865
General Electric Co......................  8,600      154,026
Siemens AG...............................    890       85,408
Tyco International Ltd...................  1,160       54,184
                                                 ------------
                                                      334,483
                                                 ------------
MACHINERY -- 1.1%
Bodycote PLC............................. 11,300       46,100
Caterpillar, Inc.........................    350       31,710
Concentric AB/(a)/.......................  4,600       26,687
Deere & Co...............................    220       17,017
Haldex AB................................  4,600       16,825
Illinois Tool Works, Inc.................    500       23,355
Ingersoll-Rand PLC.......................  1,607       48,965
MAN SE...................................    400       35,637
Mitsubishi Heavy Industries Ltd.......... 13,000       55,235
Nachi-Fujikoshi Corp..................... 11,000       48,537
                                                 ------------
                                                      350,068
                                                 ------------

COMPANY                                   SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL -- 0.5%
Canadian National Railway Co.............    680 $     53,525
Central Japan Railway Co.................      7       59,098
East Japan Railway Co....................    700       44,634
                                                 ------------
                                                      157,257
                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Mitsubishi Corp..........................  1,800       36,293
Mitsui & Co., Ltd........................  4,400       68,223
                                                 ------------
                                                      104,516
                                                 ------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%
Macquarie Atlas Roads Group/(a)/.........  5,900        8,162
                                                 ------------
                                                    1,762,868
                                                 ------------
MATERIALS -- 4.1%
CHEMICALS -- 1.8%
Agrium, Inc. (Toronto)...................    300       20,146
AZ Electronic Materials SA............... 13,600       50,786
BASF SE..................................    685       47,832
Clariant AG/(a)/.........................  1,100       10,848
Dow Chemical Co. (The)...................  1,750       50,330
Eastman Chemical Co......................  1,300       50,778
Incitec Pivot Ltd........................  4,200       13,365
JSR Corp.................................  2,400       44,250
K&S AG...................................    400       18,095
Koninklijke DSM NV.......................    900       41,725
Linde AG.................................    220       32,793
LyondellBasell Industries NV.............  1,050       34,115
Mitsubishi Gas Chemical Co., Inc.........  5,000       27,736
Monsanto Co..............................    550       38,538
Nippon Shokubai Co., Ltd.................  2,000       21,436
Potash Corp. of Saskatchewan, Inc........    900       37,220
                                                 ------------
                                                      539,993
                                                 ------------
CONSTRUCTION MATERIALS -- 0.1%
CRH PLC..................................  1,300       25,814
Fletcher Building Ltd....................  4,400       20,818
                                                 ------------
                                                       46,632
                                                 ------------
METALS & MINING -- 2.2%
African Minerals Ltd./(a)/...............  4,200       28,722
AK Steel Holding Corp....................  1,900       15,694
Alcoa, Inc...............................  2,900       25,085
Anglo American PLC.......................  1,050       38,815
Barrick Gold Corp........................  1,000       45,323
BHP Billiton Ltd.........................  1,793       63,439
BHP Billiton PLC.........................  3,130       91,572
Daido Steel Co., Ltd.....................  6,000       37,472
First Quantum Minerals Ltd...............  2,000       39,381
Freeport-McMoRan Copper & Gold, Inc......    750       27,592
Goldcorp, Inc............................    640       28,416
JFE Holdings, Inc........................  1,200       21,704
Lynas Corp., Ltd./(a)/................... 18,200       19,492
New Gold, Inc./(a)/......................  3,000       30,287
Rio Tinto Ltd............................    720       44,492
Rio Tinto PLC............................    666       32,555
Sumitomo Metal Mining Co., Ltd...........  3,000       38,422
Xstrata PLC..............................  3,286       50,065
                                                 ------------
                                                      678,528
                                                 ------------
                                                    1,265,153
                                                 ------------

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


COMPANY                                      SHARES U.S. $ VALUE
-------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc...................................  4,610 $    139,407
Chorus Ltd./(a)/............................  4,825       11,773
France Telecom SA...........................  1,400       21,978
Frontier Communications Corp................    600        3,090
Nippon Telegraph & Telephone Corp...........  1,600       81,488
Telecom Corp. of New Zealand Ltd............ 24,126       38,620
Telecom Italia SpA (ordinary shares)........ 33,800       36,236
Telecom Italia SpA (savings shares)......... 24,300       21,809
Telenor ASA.................................  3,140       51,493
Telstra Corp. Ltd........................... 10,790       36,783
Verizon Communications, Inc.................  1,220       48,946
Vivendi SA..................................  1,170       25,618
                                                    ------------
                                                         517,241
                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
NTT DoCoMo, Inc.............................     19       34,898
Vodafone Group PLC.......................... 67,800      189,168
                                                    ------------
                                                         224,066
                                                    ------------
                                                         741,307
                                                    ------------
UTILITIES -- 2.4%

ELECTRIC UTILITIES -- 0.8%
American Electric Power Co., Inc............  1,520       62,791
E.ON AG.....................................  3,050       65,926
Enel SpA....................................  6,212       25,276
Iberdrola SA................................  4,733       29,653
Scottish & Southern Energy PLC..............  3,070       61,497
Tokyo Electric Power Co., Inc. (The)/(a)/...  1,900        4,562
                                                    ------------
                                                         249,705
                                                    ------------
GAS UTILITIES -- 0.4%
Gas Natural SDG SA..........................  3,700       63,605
Tokyo Gas Co., Ltd.......................... 10,000       46,103
                                                    ------------
                                                         109,708
                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Drax Group PLC..............................  3,000       25,391
                                                    ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp.................................  1,540       51,020
CMS Energy Corp.............................  1,800       39,744
DTE Energy Co...............................  1,670       90,932
Integrys Energy Group, Inc..................    930       50,388
NiSource, Inc...............................  2,230       53,096
Public Service Enterprise Group, Inc........  1,830       60,407
                                                    ------------
                                                         345,587
                                                    ------------
                                                         730,391
                                                    ------------
Total Common Stocks
 (cost $18,292,536).........................          19,089,716
                                                    ------------

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.3%

MORTGAGE PASS-THROUGH'S -- 9.3%

AGENCY FIXED RATE 30-YEAR -- 8.2%
Federal Home Loan Mortgage Corp. Gold
  4.50%, 10/01/39.....................  $   275  $   291,238
  Series 2007
  5.50%, 7/01/35......................       36       38,844
Federal National Mortgage Association
  4.00%, TBA..........................      450      472,641
  3.50%, 12/01/41.....................      175      179,734
  4.00%, 1/01/41......................       50       52,490
  5.50%, 1/01/35-6/01/38..............      124      135,398
  6.00%, 3/01/38-7/01/39..............      189      207,477
  Series 2003
  5.00%, 11/01/33.....................       37       40,410
  5.50%, 4/01/33-7/01/33..............      149      161,835
  Series 2004
  5.50%, 4/01/34-11/01/34.............       99      107,741
  6.00%, 9/01/34......................       65       72,280
  Series 2005
  4.50%, 8/01/35......................       36       38,383
  5.50%, 2/01/35......................      154      168,257
  Series 2006
  5.00%, 2/01/36......................      133      143,360
  Series 2007
  4.50%, 9/01/35......................       95      100,923
  Series 2008
  5.50%, 5/01/38......................       34       37,399
  6.00%, 3/01/37-5/01/38..............      179      197,160
  Series 2010
  6.00%, 2/01/40-4/01/40..............       71       77,703
                                                 -----------
                                                   2,523,273
                                                 -----------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
  4.50%, TBA..........................       85       90,605
  4.50%, 6/01/26......................      234      248,780
                                                 -----------
                                                     339,385
                                                 -----------
Total Mortgage Pass-Through's.........             2,862,658
                                                 -----------
GOVERNMENTS - TREASURIES - 9.2%

UNITED STATES - 9.2%
U.S. Treasury Bonds
  4.50%, 2/15/36......................       90      117,774
  4.625%, 2/15/40.....................      295      397,881
  5.375%, 2/15/31.....................       55       78,392
U.S. Treasury Notes
  0.875%, 11/30/16....................      150      150,457
  1.00%, 8/31/16......................      953      963,727
  2.00%, 11/15/21.....................       65       65,742
  2.625%, 4/30/16-11/15/20............      725      781,774
  3.75%, 11/15/18.....................      256      297,238
                                                 -----------
Total Governments - Treasuries........             2,852,985
                                                 -----------
CORPORATES - INVESTMENT GRADES -- 7.6%/(B)/

INDUSTRIAL -- 3.4%

BASIC -- 0.5%
AngloGold Ashanti Holdings PLC
  5.375%, 4/15/20.....................       20       19,575

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)   U.S. $ VALUE
------------------------------------------------------------------------
BASIC (CONTINUED)
ArcelorMittal
  6.125%, 6/01/18................................   $ 29     $  28,639
Dow Chemical Co. (The)
  7.375%, 11/01/29...............................      5         6,346
  8.55%, 5/15/19.................................     12        15,700
International Paper Co.
  5.30%, 4/01/15.................................     36        38,934
Packaging Corp. of America
  5.75%, 8/01/13.................................     30        31,615
PPG Industries, Inc.
  5.75%, 3/15/13.................................     13        13,702
                                                             ---------
                                                               154,511
                                                             ---------
CAPITAL GOODS -- 0.1%
Holcim US Finance Sarl & Cie SCS
  6.00%, 12/30/19................................      4         4,122
Republic Services, Inc.
  5.50%, 9/15/19.................................     20        23,081
                                                             ---------
                                                                27,203
                                                             ---------
COMMUNICATIONS - MEDIA -- 0.8%
CBS Corp.
  5.75%, 4/15/20.................................     15        16,836
Comcast Cable Communications Holdings, Inc.
  9.455%, 11/15/22...............................     15        21,373
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
  4.60%, 2/15/21.................................     15        15,596
  4.75%, 10/01/14................................     15        16,202
News America, Inc.
  6.55%, 3/15/33.................................      5         5,445
  9.25%, 2/01/13.................................     15        16,157
Reed Elsevier Capital, Inc.
  8.625%, 1/15/19................................     32        39,939
TCI Communications, Inc.
  7.875%, 2/15/26................................     25        33,111
Time Warner Cable, Inc.
  7.50%, 4/01/14.................................     10        11,197
Time Warner Entertainment Co. LP
  8.375%, 3/15/23................................     30        39,072
WPP Finance 2010
  4.75%, 11/21/21................................     16        15,883
                                                             ---------
                                                               230,811
                                                             ---------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.4%
American Tower Corp.
  5.05%, 9/01/20.................................     30        30,054
AT&T Corp.
  8.00%, 11/15/31................................      5         7,063
AT&T, Inc.
  4.45%, 5/15/21.................................     17        18,674
Telecom Italia Capital SA
  6.175%, 6/18/14................................     25        24,047
  6.375%, 11/15/33...............................     10         7,573
United States Cellular Corp.
  6.70%, 12/15/33................................     40        40,163
                                                             ---------
                                                               127,574
                                                             ---------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
  5.75%, 12/15/14................................     27        29,149
                                                             ---------

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)   U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER CYCLICAL - ENTERTAINMENT -- 0.3%
Time Warner, Inc.
  4.70%, 1/15/21..........................   $ 10    $    10,767
  7.625%, 4/15/31.........................     25         32,272
Viacom, Inc.
  5.625%, 9/15/19.........................     30         33,680
                                                     -----------
                                                          76,719
                                                     -----------

CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Caremark Corp.
  6.60%, 3/15/19..........................     25         30,473
                                                     -----------
CONSUMER NON-CYCLICAL -- 0.3%
Ahold Finance USA LLC
  6.875%, 5/01/29.........................     24         31,099
Bunge Ltd. Finance Corp.
  5.875%, 5/15/13.........................     25         26,020
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13........................     20         21,312
Delhaize Group SA
  5.875%, 2/01/14.........................     10         10,854
                                                     -----------
                                                          89,285
                                                     -----------
ENERGY -- 0.4%
Anadarko Petroleum Corp.
  5.95%, 9/15/16..........................      9         10,202
  6.45%, 9/15/36..........................     11         12,541
Marathon Petroleum Corp.
  3.50%, 3/01/16..........................      5          5,089
  5.125%, 3/01/21.........................     10         10,447
Nabors Industries, Inc.
  9.25%, 1/15/19..........................     23         28,932
Noble Energy, Inc.
  8.25%, 3/01/19..........................     29         37,711
Noble Holding International Ltd.
  4.90%, 8/01/20..........................      5          5,297
Weatherford International Ltd./Bermuda
  9.625%, 3/01/19.........................     15         19,399
                                                     -----------
                                                         129,618
                                                     -----------
TECHNOLOGY -- 0.1%
Agilent Technologies, Inc.
  5.00%, 7/15/20..........................      7          7,838
Hewlett-Packard Co.
  4.65%, 12/09/21.........................     13         13,716
HP Enterprise Services LLC
  7.45%, 10/15/29.........................     15         18,695
                                                     -----------
                                                          40,249
                                                     -----------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
  5.25%, 10/01/14.........................     10         10,672
  5.75%, 12/15/16.........................     20         22,186
                                                     -----------
                                                          32,858
                                                     -----------
TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
  3.125%, 9/23/15.........................     30         29,011
Con-way, Inc.
  6.70%, 5/01/34..........................     20         19,738

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
TRANSPORTATION - AIRLINES (CONTINUED)
Ryder System, Inc.
  5.85%, 11/01/16.....................    $11     $   12,644
  7.20%, 9/01/15......................     10         11,818
                                                  ----------
                                                      73,211
                                                  ----------
                                                   1,041,661
                                                  ----------
FINANCIAL INSTITUTIONS -- 3.0%

BANKING -- 1.6%
Bank of America Corp.
  Series L
  5.65%, 5/01/18......................     50         47,638
Bear Stearns Cos. LLC (The)
  5.70%, 11/15/14.....................     23         25,013
Capital One Financial Corp.
  4.75%, 7/15/21......................     25         25,728
Citigroup, Inc.
  5.50%, 4/11/13......................     18         18,377
  6.50%, 8/19/13......................     30         31,229
  8.50%, 5/22/19......................     15         17,656
Compass Bank
  5.50%, 4/01/20......................     35         33,843
Goldman Sachs Group, Inc. (The)
  5.25%, 7/27/21......................     13         12,682
  6.00%, 6/15/20......................     15         15,365
  7.50%, 2/15/19......................     35         38,654
JPMorgan Chase & Co.
  4.40%, 7/22/20......................     20         20,424
  4.75%, 5/01/13......................     25         26,135
Macquarie Group Ltd.
  4.875%, 8/10/17.....................     40         37,724
Morgan Stanley
  5.30%, 3/01/13......................     40         40,490
PNC Funding Corp.
  5.125%, 2/08/20.....................     15         16,950
Royal Bank of Scotland PLC (The)
  6.125%, 1/11/21.....................     20         19,731
UFJ Finance Aruba AEC
  6.75%, 7/15/13......................     15         16,028
Wachovia Corp.
  5.50%, 5/01/13......................     35         36,929
                                                  ----------
                                                     480,596
                                                  ----------
FINANCE -- 0.2%
General Electric Capital Corp.
  4.80%, 5/01/13......................     30         31,406
  5.625%, 5/01/18.....................     15         16,800
SLM Corp.
  Series A
  5.375%, 1/15/13.....................     15         15,104
                                                  ----------
                                                      63,310
                                                  ----------
INSURANCE -- 0.9%
Allied World Assurance Co., Ltd.
  7.50%, 8/01/16......................     13         14,671
Allstate Corp. (The)
  6.125%, 5/15/37.....................     26         23,628
Coventry Health Care, Inc.
  6.125%, 1/15/15.....................      5          5,474

                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INSURANCE (CONTINUED)
  6.30%, 8/15/14..................................    $25     $   27,202
Genworth Financial, Inc.
  6.515%, 5/22/18.................................     34         31,204
Guardian Life Insurance Co. of America
  7.375%, 9/30/39.................................     15         19,094
Hartford Financial Services Group, Inc.
  6.10%, 10/01/41.................................     18         16,845
Humana, Inc.
  6.45%, 6/01/16..................................     10         11,071
Lincoln National Corp.
  8.75%, 7/01/19..................................      9         10,947
Markel Corp.
  7.125%, 9/30/19.................................     18         20,900
Massachusetts Mutual Life Insurance Co.
  8.875%, 6/01/39.................................     15         21,941
MetLife, Inc.
  7.717%, 2/15/19.................................     22         27,587
Nationwide Mutual Insurance Co.
  9.375%, 8/15/39.................................     25         30,211
XL Group PLC
  6.25%, 5/15/27..................................     19         19,253
                                                              ----------
                                                                 280,028
                                                              ----------

OTHER FINANCE -- 0.1%
ORIX Corp.
  4.71%, 4/27/15..................................     25         25,828
                                                              ----------

REITS -- 0.2%
ERP Operating LP
  5.25%, 9/15/14..................................     24         25,541
HCP, Inc.
  5.375%, 2/01/21.................................     20         20,967
Healthcare Realty Trust, Inc.
  5.125%, 4/01/14.................................     30         30,772
                                                              ----------
                                                                  77,280
                                                              ----------
                                                                 927,042
                                                              ----------

UTILITY -- 1.1%

ELECTRIC -- 0.7%
Allegheny Energy Supply Co. LLC
  5.75%, 10/15/19.................................     13         13,904
Constellation Energy Group, Inc.
  5.15%, 12/01/20.................................     30         32,509
Enersis SA
  7.375%, 1/15/14.................................     18         19,670
FirstEnergy Corp.
  Series C
  7.375%, 11/15/31................................     25         30,744
Nisource Finance Corp.
  6.80%, 1/15/19..................................     35         40,994
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13.................................     30         31,839
TECO Finance, Inc.
  4.00%, 3/15/16..................................     10         10,517
  5.15%, 3/15/20..................................     10         11,112

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)   U.S. $ VALUE
--------------------------------------------------------------------
ELECTRIC (CONTINUED)
Union Electric Co.
  6.70%, 2/01/19.............................   $  5     $    6,074
Wisconsin Energy Corp.
  6.25%, 5/15/67.............................     32         32,016
                                                         ----------
                                                            229,379
                                                         ----------

NATURAL GAS -- 0.4%
Energy Transfer Partners LP
  6.125%, 2/15/17............................     10         10,979
  6.625%, 10/15/36...........................      5          5,258
  6.70%, 7/01/18.............................     15         16,641
EQT Corp.
  8.125%, 6/01/19............................     19         22,287
Kinder Morgan Energy Partners LP
  4.15%, 3/01/22.............................     14         14,240
TransCanada PipeLines Ltd.
  6.35%, 5/15/67.............................     28         28,094
Williams Partners LP
  5.25%, 3/15/20.............................     20         22,139
                                                         ----------
                                                            119,638
                                                         ----------
                                                            349,017
                                                         ----------

NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co. -- Pifco
  5.75%, 1/20/20.............................     25         26,753
                                                         ----------
Total Corporates -- Investment Grades........             2,344,473
                                                         ----------

AGENCIES -- 6.2%

AGENCY DEBENTURES -- 6.2%
Federal Farm Credit Bank
  0.287%, 11/13/12/(c)/......................    200        200,178
  0.344%, 4/26/13/(c)/.......................    280        280,436
  0.354%, 6/26/13/(c)/.......................    300        300,528
Federal National Mortgage Association
  0.315%, 9/17/12-10/18/12/(c)/..............    450        450,446
  6.25%, 5/15/29.............................    150        211,180
  6.625%, 11/15/30...........................    145        214,767
Residual Funding Corp. Principal Strip
  Zero Coupon, 7/15/20.......................    310        258,393
                                                         ----------
Total Agencies...............................             1,915,928
                                                         ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%

NON-AGENCY FIXED RATE CMBS -- 2.3%
Citigroup Commercial Mortgage Trust
  Series 2004-C1, Class A4
  5.364%, 4/15/40............................     95        101,650
Credit Suisse First Boston Mortgage Securities Corp.
  Series 2004-C1, Class A4
  4.75%, 1/15/37.............................     45         47,139
  Series 2005-C1, Class A4
  5.014%, 2/15/38............................    105        113,046
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38............................    100        107,077
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.32%, 6/15/29.............................     35         37,507

                                             PRINCIPAL
                                              AMOUNT
COMPANY                                        (000)   U.S. $ VALUE
-------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
  Series 2006-C1, Class A4
  5.156%, 2/15/31...........................   $ 95    $   104,807
  Series 2006-C4, Class A4
  5.87%, 6/15/38............................     50         56,076
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.22%, 11/12/37...........................     55         60,904
WF-RBS Commercial Mortgage Trust
  Series 2011-C3, Class A2
  3.24%, 3/15/44............................     68         69,863
                                                       -----------
                                                           698,069
                                                       -----------

AGENCY CMBS -- 0.2%
FHLMC Multifamily Structured Pass Through Certificates
  Series K010, Class A1
  3.32%, 7/25/20............................     64         67,892
                                                       -----------
Total Commercial Mortgage-Backed Securities.               765,961
                                                       -----------

INFLATION-LINKED SECURITIES -- 1.2%

UNITED STATES -- 1.2%
U.S. Treasury Inflation Index
  1.875%, 7/15/13 (TIPS)....................    280        360,983
                                                       -----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.4%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...........................     39         39,390
                                                       -----------

RUSSIA -- 0.3%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30............................     71         82,420
                                                       -----------
Total Governments -- Sovereign Bonds........               121,810
                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

NON-AGENCY FIXED RATE -- 0.2%
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  5.408%, 5/25/36...........................     30         12,879
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.665%, 7/25/36...........................     68         35,232
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36............................     20         19,234
                                                       -----------
                                                            67,345
                                                       -----------

NON-AGENCY FLOATING RATE -- 0.2%
Countrywide Alternative Loan Trust
  Series 2005-62, Class 2A1
  1.208%, 12/25/35..........................     21         12,442
  Series 2006-OA14, Class 3A1
  1.058%, 11/25/46..........................     84         34,669
                                                       -----------
                                                            47,111
                                                       -----------
Total Collateralized Mortgage Obligations...               114,456
                                                       -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.2%

HOME EQUITY LOANS - FIXED RATE -- 0.2%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.382%, 12/25/32..............................   $ 19    $    15,950
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.36%, 1/25/33................................     13         11,268
Credit-Based Asset Servicing and Securitization
  LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33................................     31         26,974
                                                           -----------
                                                                54,192
                                                           -----------

HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Indymac Residential Asset Backed Trust
  Series 2007-B, Class M1
  0.604%, 7/25/37...............................    103          1,549
Option One
  Series 2007-4, Class M1
  0.664%, 4/25/37...............................    110          1,243
Residential Asset Securities Corp.
  Series 2003-KS3, Class A2
  0.894%, 5/25/33...............................      2          1,813
                                                           -----------
                                                                 4,605
                                                           -----------
Total Asset-Backed Securities...................                58,797
                                                           -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...............................     40         49,214
                                                           -----------
GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...............................     20         23,348
                                                           -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

FINANCIAL INSTITUTIONS -- 0.1%

BANKING -- 0.1%
BankAmerica Capital II
  Series 2
  8.00%, 12/15/26...............................     25         22,500
                                                           -----------
Total Long-Term Debt Securities
  (amortized cost $11,187,243)..................            11,493,113
                                                           -----------
                                                  SHARES
-----------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILE -- 0.1%
Volkswagen AG...................................    300         44,989
                                                           -----------
Total preferred stock
 (amortized cost $41,460).......................                44,989
                                                           -----------

-----------
The accompanying notes are an integral part of these financial statements.

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%

TIME DEPOSIT -- 2.9%
JP Morgan Nassau
  0.051%, 1/03/12
  (amortized cost $886,379).....................   $886    $   886,379
                                                           -----------

TOTAL INVESTMENTS -- 102.2%
  (cost/amortized cost $30,407,618).............            31,514,197
Liabilities in excess of other assets -- (2.2)%.              (693,035)
                                                           -----------
NET ASSETS -- 100.0%............................           $30,821,162
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

Glossary:
FHLMC -- Federal Home Loan Mortgage Corporation
GO -- General Obligation
TBA -- To Be Announced
CMBS -- Commercial Mortgage-Backed Securities
CMOs -- Collateralized Mortgage Obligations
FDIC -- Federal Deposit Insurance Corporation
REIT -- Real Estate Investment Trust

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

                % OF TOTAL INVESTMENT*  COUNTRY DIVERSIFICATION
                ----------------------  -----------------------
                65.0%                   United States
                 8.5%                   United Kingdom
                 6.7%                   Canada
                 5.7%                   Japan
                 2.8%                   Australia
                 2.1%                   Germany
                 1.6%                   France
                 1.4%                   Switzerland
                 1.0%                   Spain
                 0.9%                   Norway
                 0.9%                   Netherlands
                 0.8%                   Italy
                 0.8%                   Sweden
                 1.8%                   Other
                 ----                   -----
                100.0%                  Total Investments
                ======                  =================
-----------
* All data are as of December 31, 2011. The Portfolio's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time. "Other" country weightings represent 0.7% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Denmark, Finland, Hong Kong, Ireland, Luxembourg, New Zealand, Poland, Russia and South Africa.
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $50,618,877).......... $69,825,398
  Short-term debt securities -- at value (amortized cost: $181,718).     181,718
Cash................................................................      99,985
Interest and dividends receivable...................................     365,910
Fees receivable from Contractowners.................................       2,083
                                                                     -----------
   Total assets.....................................................  70,475,094
                                                                     -----------

LIABILITIES:
Variation margin due to broker......................................         720
Due to AXA Equitable's General Account..............................     745,697
Accrued custody and bank fees.......................................      14,988
Administrative fees payable.........................................      30,011
Asset management fee payable........................................      10,792
Accrued expenses....................................................       2,668
                                                                     -----------
   Total liabilities................................................     804,876
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========

Amount retained by AXA Equitable in Separate Account No. 4.......... $ 2,883,538
Net assets attributable to contractowners...........................  38,383,142
Net Assets allocated to contracts in payout period..................  28,403,538
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,940        $9,295.69
RIA...........       3,801           861.69
MRP...........      80,355           337.99
EPP...........       2,926           894.10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend (net of foreign taxes withheld of $238)...................................... $ 1,130,161
Interest..............................................................................         229
                                                                                       -----------
Investment income.....................................................................   1,130,390
                                                                                       -----------
Other income..........................................................................         356
                                                                                       -----------
Total income..........................................................................   1,130,746
                                                                                       -----------
EXPENSES (NOTE 7):
Asset management fees.................................................................     (97,886)
Custody and bank fees.................................................................     (60,156)
                                                                                       -----------
Total expenses........................................................................    (158,042)
                                                                                       -----------
NET INVESTMENT INCOME.................................................................     972,704
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS (NOTE 2):
  Net realized gain from investments transactions.....................................   4,482,901
  Net realized gain on futures transactions...........................................         148
  Change in unrealized depreciation of investments....................................  (2,736,169)
  Change in unrealized depreciation on futures contracts..............................        (735)
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................   1,746,145
                                                                                       -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................. $ 2,718,849
                                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              YEAR ENDED
                                                                                            YEAR ENDED     DECEMBER 31, 2010
                                                                                         DECEMBER 31, 2011   AS RESTATED*
                                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.................................................................   $    972,704      $  1,324,468
  Net realized gain on investments and futures contracts................................      4,483,049         5,923,671
  Change in unrealized appreciation/(depreciation) of investments and futures contracts.     (2,736,904)        3,805,212
                                                                                           ------------      ------------
  Net increase in net assets attributable to operations.................................      2,718,849        11,053,351
                                                                                           ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.........................................................................      4,895,777         7,545,250
  Withdrawals...........................................................................    (11,997,444)      (20,350,245)
  Assets management fees (Note 7).......................................................        (51,374)          (50,312)
  Administrative fees (Note 7)..........................................................       (276,955)         (354,359)
                                                                                           ------------      ------------

  Net decrease in net assets attributable to contractowner transactions.................     (7,429,996)      (13,209,666)
                                                                                           ------------      ------------

  Net increase in net assets attributable to AXA Equitable's transactions...............          6,335             4,703
                                                                                           ------------      ------------

DECREASE IN NET ASSETS..................................................................     (4,704,812)       (2,151,612)
NET ASSETS -- BEGINNING OF PERIOD.......................................................     74,375,030        76,526,642
                                                                                           ------------      ------------

NET ASSETS -- END OF PERIOD.............................................................   $ 69,670,218      $ 74,375,030
                                                                                           ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 100.2%

INFORMATION TECHNOLOGY -- 27.5%

COMMUNICATIONS EQUIPMENT -- 1.9%
Acme Packet, Inc./(a)/...............................    550 $    17,000
Ciena Corp./(a)/.....................................  1,000      12,100
F5 Networks, Inc./(a)/...............................    900      95,508
Harris Corp..........................................    350      12,614
JDS Uniphase Corp./(a)/..............................  2,400      25,056
Juniper Networks, Inc./(a)/..........................  5,560     113,480
Polycom, Inc./(a)/...................................  1,850      30,155
QUALCOMM, Inc........................................ 17,720     969,284
Riverbed Technology, Inc./(a)/.......................  1,600      37,600
                                                             -----------
                                                               1,312,797
                                                             -----------
COMPUTERS & PERIPHERALS -- 6.9%
Apple, Inc./(a)/.....................................  9,861   3,993,705
Dell, Inc./(a)/...................................... 12,750     186,532
EMC Corp./Massachusetts/(a)/......................... 21,750     468,495
Fusion-io, Inc.......................................     98       2,372
NCR Corp./(a)/.......................................  1,300      21,398
NetApp, Inc./(a)/....................................  3,900     141,453
QLogic Corp./(a)/....................................    900      13,500
                                                             -----------
                                                               4,827,455
                                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Amphenol Corp. -- Class A............................  1,800      81,702
Arrow Electronics, Inc./(a)/.........................    150       5,612
Dolby Laboratories, Inc. -- Class A/(a)/.............    550      16,781
FLIR Systems, Inc....................................  1,600      40,112
IPG Photonics Corp./(a)/.............................    300      10,161
Jabil Circuit, Inc...................................  1,650      32,439
National Instruments Corp............................    950      24,652
Trimble Navigation Ltd./(a)/.........................  1,300      56,420
                                                             -----------
                                                                 267,879
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
Akamai Technologies, Inc./(a)/.......................  1,800      58,104
eBay, Inc./(a)/......................................  6,600     200,178
Equinix, Inc./(a)/...................................    500      50,700
Google, Inc. -- Class A/(a)/.........................  2,720   1,756,848
LinkedIn Corp./(a)/..................................    100       6,301
Rackspace Hosting, Inc./(a)/.........................  1,100      47,311
VeriSign, Inc........................................  1,700      60,724
VistaPrint NV........................................    400      12,240
WebMD Health Corp. -- Class A/(a)/...................    622      23,356
                                                             -----------
                                                               2,215,762
                                                             -----------
IT SERVICES -- 6.4%
Accenture PLC........................................  6,800     361,964
Alliance Data Systems Corp./(a)/.....................    550      57,112
Automatic Data Processing, Inc.......................  5,250     283,552
Booz Allen Hamilton Holding Corp./(a)/...............    117       2,018
Broadridge Financial Solutions, Inc..................  1,200      27,060
Cognizant Technology Solutions Corp. -- Class A/(a)/.  3,250     209,008
DST Systems, Inc.....................................     50       2,276
Fiserv, Inc./(a)/....................................  1,250      73,425
FleetCor Technologies, Inc./(a)/.....................    144       4,301
Gartner, Inc./(a)/...................................  1,050      36,509
Genpact Ltd..........................................  1,000      14,950
Global Payments, Inc.................................    850      40,273
International Business Machines Corp................. 12,846   2,362,122

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Lender Processing Services, Inc..........    900 $    13,563
Mastercard, Inc. -- Class A..............  1,150     428,743
NeuStar, Inc. -- Class A/(a)/............    800      27,336
Paychex, Inc.............................  3,150      94,847
SAIC, Inc./(a)/..........................    980      12,044
Teradata Corp./(a)/......................  1,800      87,318
VeriFone Systems, Inc./(a)/..............  1,100      39,072
Visa, Inc. -- Class A....................  1,800     182,754
Western Union Co. (The) -- Class W.......  6,650     121,429
                                                 -----------
                                                   4,481,676
                                                 -----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.    650      23,257
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
Advanced Micro Devices, Inc./(a)/........  6,450      34,830
Altera Corp..............................  3,350     124,285
Analog Devices, Inc......................  3,100     110,918
Applied Materials, Inc...................    850       9,104
Atmel Corp./(a)/.........................  4,450      36,045
Avago Technologies Ltd...................  1,950      56,277
Broadcom Corp. -- Class A/(a)/...........  5,600     164,416
Cree, Inc./(a)/..........................     50       1,102
Cypress Semiconductor Corp./(a)/.........  1,600      27,024
Freescale Semiconductor Hold.............    250       3,163
Intersil Corp. -- Class A................    650       6,786
KLA-Tencor Corp..........................  1,400      67,550
Lam Research Corp./(a)/..................  1,300      48,126
Linear Technology Corp...................  2,400      72,072
LSI Corp./(a)/...........................  1,800      10,710
Maxim Integrated Products, Inc...........  3,050      79,422
MEMC Electronic Materials, Inc./(a)/.....  1,350       5,319
Microchip Technology, Inc................  2,000      73,260
NVIDIA Corp./(a)/........................  6,300      87,318
ON Semiconductor Corp./(a)/..............  4,700      36,284
PMC -- Sierra, Inc./(a)/.................    100         551
Silicon Laboratories, Inc./(a)/..........    400      17,368
Skyworks Solutions, Inc./(a)/............  2,000      32,440
Texas Instruments, Inc...................  7,750     225,602
Xilinx, Inc..............................  2,800      89,768
                                                 -----------
                                                   1,419,740
                                                 -----------
SOFTWARE -- 6.6%
Adobe Systems, Inc./(a)/.................  5,260     148,700
ANSYS, Inc./(a)/.........................  1,000      57,280
Ariba, Inc./(a)/.........................  1,000      28,080
Autodesk, Inc./(a)/......................  2,350      71,276
BMC Software, Inc./(a)/..................  1,850      60,643
Cadence Design Systems, Inc./(a)/........  2,850      29,640
Citrix Systems, Inc./(a)/................  2,000     121,440
Compuware Corp./(a)/.....................  1,600      13,312
Electronic Arts, Inc./(a)/...............  3,450      71,070
Factset Research Systems, Inc............    500      43,640
Fortinet, Inc./(a)/......................  1,250      27,263
Informatica Corp./(a)/...................  1,100      40,623
Intuit, Inc..............................  3,150     165,658
MICROS Systems, Inc./(a)/................    850      39,593
Microsoft Corp./(b)/..................... 78,650   2,041,754
Nuance Communications, Inc./(a)/.........  2,500      62,900
Oracle Corp.............................. 40,700   1,043,955
Red Hat, Inc./(a)/.......................  2,050      84,644

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
Rovi Corp./(a)/..............................  1,200 $    29,496
Salesforce.com, Inc./(a)/....................  1,450     147,117
Solera Holdings, Inc.........................    750      33,405
Symantec Corp./(a)/..........................  7,950     124,417
Synopsys, Inc./(a)/..........................    100       2,720
TIBCO Software, Inc./(a)/....................  1,750      41,843
VMware, Inc. -- Class A/(a)/.................    900      74,871
                                                     -----------
                                                       4,605,340
                                                     -----------
                                                      19,153,906
                                                     -----------
CONSUMER DISCRETIONARY -- 14.0%

AUTO COMPONENTS -- 0.3%
BorgWarner, Inc./(a)/........................  1,200      76,488
Gentex Corp..................................  1,500      44,385
Goodyear Tire & Rubber Co. (The)/(a)/........  2,600      36,842
Johnson Controls, Inc........................  1,800      56,268
Visteon Corp./(a)/...........................     50       2,497
                                                     -----------
                                                         216,480
                                                     -----------
AUTOMOBILES -- 0.5%
Ford Motor Co./(a)/.......................... 22,086     237,646
Harley-Davidson, Inc.........................  2,500      97,175
Tesla Motors, Inc./(a)/......................    570      16,279
                                                     -----------
                                                         351,100
                                                     -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    450      27,540
LKQ Corp./(a)/...............................  1,450      43,616
                                                     -----------
                                                          71,156
                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc. -- Class A/(a)/...........  1,200      64,644
DeVry, Inc...................................    600      23,076
H&R Block, Inc...............................  1,900      31,027
ITT Educational Services, Inc./(a)/..........    300      17,067
Weight Watchers International, Inc...........    300      16,503
                                                     -----------
                                                         152,317
                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Bally Technologies, Inc./(a)/................    400      15,824
Brinker International, Inc...................    800      21,408
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    350     118,209
Choice Hotels International, Inc.............     50       1,903
Darden Restaurants, Inc......................  1,450      66,091
Dunkin' Brands Group, Inc./(a)/..............    196       4,896
Hyatt Hotels Corp./(a)/......................     50       1,882
International Game Technology................  1,600      27,520
Las Vegas Sands Corp./(a)/...................  4,100     175,193
Marriott International, Inc./DE -- Class A...  2,728      79,576
Marriott Vacations Worldwide Corp./(a)/......    272       4,668
McDonald's Corp.............................. 11,000   1,103,630
MGM Resorts International/(a)/...............    800       8,344
Panera Bread Co. -- Class A/(a)/.............    300      42,435
Royal Caribbean Cruises Ltd..................    800      19,816
Starbucks Corp...............................  7,900     363,479
Starwood Hotels & Resorts Worldwide, Inc.....  2,000      95,940
Wynn Resorts Ltd.............................    850      93,916
Yum! Brands, Inc.............................  4,950     292,099
                                                     -----------
                                                       2,536,829
                                                     -----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
Garmin Ltd.....................................    150 $     5,972
Harman International Industries, Inc...........    500      19,020
Leggett & Platt, Inc...........................  1,100      25,344
Tempur-Pedic International, Inc./(a)/..........    750      39,397
Tupperware Brands Corp.........................    650      36,380
                                                       -----------
                                                           126,113
                                                       -----------
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc./(a)/..........................  3,900     675,090
Expedia, Inc...................................    600      17,412
Groupon, Inc./(a)/.............................    350       7,221
HomeAway, Inc./(a)/............................     58       1,349
NetFlix, Inc./(a)/.............................    550      38,109
Priceline.com, Inc./(a)/.......................    550     257,240
TripAdvisor, Inc./(a)/.........................    600      15,126
                                                       -----------
                                                         1,011,547
                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc....................................  1,200      38,268
Mattel, Inc....................................  2,650      73,564
Polaris Industries, Inc........................    700      39,186
                                                       -----------
                                                           151,018
                                                       -----------
MEDIA -- 3.0%
AMC Networks, Inc./(a)/........................    550      20,669
Cablevision Systems Corp.......................  2,300      32,706
CBS Corp. -- Class B...........................  1,100      29,854
Charter Communications, Inc./(a)/..............    600      34,164
Comcast Corp. -- Class A....................... 12,700     301,117
DIRECTV/(a)/...................................  7,591     324,591
Discovery Communications, Inc. -- Class A/(a)/.  2,950     120,861
DISH Network Corp. -- Class A..................  1,600      45,568
Interpublic Group of Cos., Inc. (The)..........  1,850      18,001
John Wiley & Sons, Inc. -- Class A.............    500      22,200
Lamar Advertising Co./(a)/.....................    150       4,125
Liberty Global, Inc./(a)/......................  2,850     116,936
McGraw-Hill Cos., Inc. (The)...................  2,650     119,170
Morningstar, Inc...............................    250      14,863
Omnicom Group, Inc.............................  2,900     129,282
Pandora Media, Inc./(a)/.......................     94         941
Regal Entertainment Group -- Class A...........    250       2,985
Scripps Networks Interactive, Inc. -- Class A..  1,000      42,420
Sirius XM Radio, Inc./(a)/..................... 41,800      76,076
Thomson Reuters Corp...........................  1,850      49,340
Time Warner Cable, Inc. -- Class A.............  3,600     228,852
Viacom, Inc. -- Class B........................  6,150     279,271
Virgin Media, Inc..............................  3,350      71,623
                                                       -----------
                                                         2,085,615
                                                       -----------
MULTILINE RETAIL -- 0.7%
Big Lots, Inc./(a)/............................    250       9,440
Dollar General Corp./(a)/......................  1,050      43,197
Dollar Tree, Inc./(a)/.........................  1,325     110,121
Family Dollar Stores, Inc......................  1,300      74,958
Kohl's Corp....................................  2,450     120,907
Macy's, Inc....................................    550      17,699
Nordstrom, Inc.................................  1,750      86,993
Target Corp....................................    368      18,849
                                                       -----------
                                                           482,164
                                                       -----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
Aaron's, Inc................................    675 $    18,009
Abercrombie & Fitch Co. -- Class A..........    800      39,072
Advance Auto Parts, Inc.....................    800      55,704
AutoNation, Inc./(a)/.......................    200       7,374
AutoZone, Inc./(a)/.........................    300      97,491
Bed Bath & Beyond, Inc./(a)/................  2,650     153,620
CarMax, Inc./(a)/...........................    450      13,716
Chico's FAS, Inc............................  1,150      12,811
Dick's Sporting Goods, Inc..................  1,000      36,880
DSW, Inc....................................    200       8,842
Guess?, Inc.................................    650      19,383
Home Depot, Inc. (The)...................... 10,201     428,850
J Crew Group, Inc...........................    550           0
Limited Brands, Inc.........................  2,550     102,893
O'Reilly Automotive, Inc./(a)/..............  1,400     111,930
PetSmart, Inc...............................  1,200      61,548
Ross Stores, Inc............................  2,500     118,825
Sally Beauty Holdings, Inc./(a)/............    900      19,017
Tiffany & Co................................  1,350      89,451
TJX Cos., Inc...............................  4,050     261,427
Tractor Supply Co...........................    800      56,120
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    500      32,460
Urban Outfitters, Inc./(a)/.................  1,250      34,450
Williams-Sonoma, Inc........................    650      25,025
                                                    -----------
                                                      1,804,898
                                                    -----------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Coach, Inc..................................  3,150     192,276
Deckers Outdoor Corp./(a)/..................    450      34,006
Fossil, Inc./(a)/...........................    550      43,648
Hanesbrands, Inc./(a)/......................  1,000      21,860
NIKE, Inc. -- Class B.......................  3,800     366,206
PVH Corp....................................    100       7,049
Ralph Lauren Corp...........................    700      96,656
Under Armour, Inc./(a)/.....................    400      28,716
                                                    -----------
                                                        790,417
                                                    -----------
                                                      9,779,654
                                                    -----------

CONSUMER STAPLES -- 12.6%

BEVERAGES -- 4.1%
Brown-Forman Corp. -- Class B...............    950      76,485
Coca-Cola Co. (The)......................... 20,900   1,462,373
Coca-Cola Enterprises, Inc..................  2,550      65,739
Dr Pepper Snapple Group, Inc................  2,250      88,830
Hansen Natural Corp./(a)/...................    750      69,105
PepsiCo, Inc./NC............................ 16,787   1,113,817
                                                    -----------
                                                      2,876,349
                                                    -----------

FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp.......................  4,650     387,438
Kroger Co. (The)............................  4,750     115,045
Sysco Corp..................................  6,100     178,913
Wal-Mart Stores, Inc........................ 14,322     855,883
Walgreen Co.................................  9,100     300,846
Whole Foods Market, Inc.....................  1,650     114,807
                                                    -----------
                                                      1,952,932
                                                    -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
Bunge Ltd.........................................    400  $   22,880
Campbell Soup Co..................................  1,400      46,536
ConAgra Foods, Inc................................    550      14,520
Corn Products International, Inc..................    650      34,184
Flowers Foods, Inc................................  1,150      21,827
General Mills, Inc................................  5,050     204,070
Green Mountain Coffee Roasters, Inc./(a)/.........  1,300      58,305
Hershey Co. (The).................................  1,200      74,136
HJ Heinz Co.......................................  2,000     108,080
Hormel Foods Corp.................................    750      21,968
Kellogg Co........................................  2,350     118,839
McCormick & Co., Inc./MD..........................    950      47,899
Mead Johnson Nutrition Co. -- Class A.............    400      27,492
Sara Lee Corp.....................................  5,150      97,438
                                                           ----------
                                                              898,174
                                                           ----------

HOUSEHOLD PRODUCTS -- 1.3%
Church & Dwight Co., Inc..........................    900      41,184
Clorox Co. (The)..................................    100       6,656
Colgate-Palmolive Co..............................  4,700     434,233
Kimberly-Clark Corp...............................  3,600     264,816
Procter & Gamble Co. (The)........................  2,000     133,420
                                                           ----------
                                                              880,309
                                                           ----------

PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc................................  4,550      79,488
Estee Lauder Cos., Inc. (The) -- Class A..........  1,200     134,784
Herbalife Ltd.....................................  1,250      64,588
                                                           ----------
                                                              278,860
                                                           ----------

TOBACCO -- 2.7%
Altria Group, Inc................................. 16,550     490,707
Philip Morris International, Inc.................. 17,077   1,340,203
Reynolds American, Inc............................  1,100      45,562
                                                           ----------
                                                            1,876,472
                                                           ----------
                                                            8,763,096
                                                           ----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.4%
Alliant Techsystems, Inc..........................     50       2,858
BE Aerospace, Inc./(a)/...........................    950      36,775
Boeing Co. (The)..................................  6,900     506,115
Goodrich Corp.....................................    550      68,035
Honeywell International, Inc......................  8,300     451,105
Lockheed Martin Corp..............................  2,700     218,430
Precision Castparts Corp..........................  1,550     255,424
Rockwell Collins, Inc.............................  1,550      85,824
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    250       5,195
Textron, Inc......................................    150       2,774
TransDigm Group, Inc./(a)/........................    550      52,624
United Technologies Corp..........................  9,150     668,773
                                                           ----------
                                                            2,353,932
                                                           ----------

AIR FREIGHT & LOGISTICS -- 1.2%
CH Robinson Worldwide, Inc........................  1,750     122,115
Expeditors International of Washington, Inc.......  2,250      92,160
FedEx Corp........................................    200      16,702

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
United Parcel Service, Inc. -- Class B. 7,750  $   567,222
UTI Worldwide, Inc.....................   950       12,626
                                               -----------
                                                   810,825
                                               -----------

AIRLINES -- 0.2%
AMR Corp./(a)/......................... 1,650          578
Copa Holdings SA -- Class A............   350       20,534
Delta Air Lines, Inc./(a)/............. 5,300       42,877
Southwest Airlines Co.................. 1,450       12,412
United Continental Holdings, Inc./(a)/. 2,977       56,176
                                               -----------
                                                   132,577
                                               -----------

BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc./(a)/..    50        2,194
Lennox International, Inc..............   550       18,562
Masco Corp............................. 3,700       38,776
                                               -----------
                                                    59,532
                                               -----------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp....................    50        1,434
Copart, Inc./(a)/......................   600       28,734
Covanta Holding Corp...................    50          685
Iron Mountain, Inc..................... 1,900       58,520
KAR Auction Services, Inc./(a)/........    50          675
Stericycle, Inc./(a)/..................   900       70,128
Waste Connections, Inc................. 1,025       33,968
                                               -----------
                                                   194,144
                                               -----------

CONSTRUCTION & ENGINEERING -- 0.2%
AECOM Technology Corp./(a)/............   550       11,314
Chicago Bridge & Iron Co. NV...........   600       22,680
Fluor Corp............................. 1,850       92,962
KBR, Inc...............................   100        2,787
                                               -----------
                                                   129,743
                                               -----------

ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc............................ 1,627       68,497
Babcock & Wilcox Co. (The)/(a)/........ 1,250       30,175
Cooper Industries PLC.................. 1,150       62,273
Emerson Electric Co.................... 7,950      370,390
First Solar, Inc./(a)/.................   650       21,944
General Cable Corp./(a)/...............   250        6,253
GrafTech International Ltd./(a)/.......    50          683
Polypore International, Inc./(a)/......   400       17,596
Rockwell Automation, Inc............... 1,550      113,723
Roper Industries, Inc.................. 1,050       91,213
Thomas & Betts Corp./(a)/..............   150        8,190
                                               -----------
                                                   790,937
                                               -----------

INDUSTRIAL CONGLOMERATES -- 1.2%
3M Co.................................. 6,600      539,418
Carlisle Cos., Inc.....................    50        2,215
Danaher Corp........................... 5,780      271,891
                                               -----------
                                                   813,524
                                               -----------

MACHINERY -- 3.4%
Caterpillar, Inc....................... 6,800      616,080
Cummins, Inc........................... 2,100      184,842

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
MACHINERY (CONTINUED)
Deere & Co.................................  4,400 $   340,340
Donaldson Co., Inc.........................    800      54,464
Dover Corp.................................  1,550      89,977
Eaton Corp.................................  1,350      58,765
Flowserve Corp.............................    550      54,626
Gardner Denver, Inc........................    550      42,383
Graco, Inc.................................    650      26,579
Harsco Corp................................     50       1,029
IDEX Corp..................................    800      29,688
Illinois Tool Works, Inc...................  4,350     203,188
Ingersoll-Rand PLC.........................  2,700      82,269
Joy Global, Inc............................  1,150      86,215
Kennametal, Inc............................    100       3,652
Lincoln Electric Holdings, Inc.............    550      21,516
Manitowoc Co., Inc. (The)..................  1,400      12,866
Navistar International Corp./(a)/..........    400      15,152
Nordson Corp...............................    650      26,767
PACCAR, Inc................................  3,800     142,386
Pall Corp..................................  1,250      71,437
Parker Hannifin Corp.......................    650      49,563
Snap-On, Inc...............................    100       5,062
SPX Corp...................................    150       9,041
Timken Co..................................    800      30,968
Toro Co. (The).............................    350      21,231
Valmont Industries, Inc....................    250      22,698
WABCO Holdings, Inc./(a)/..................    700      30,380
Wabtec Corp./DE............................    500      34,975
                                                   -----------
                                                     2,368,139
                                                   -----------

MARINE -- 0.0%
Kirby Corp./(a)/...........................    400      26,336
                                                   -----------

PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    550      41,156
Equifax, Inc...............................     50       1,937
IHS, Inc. -- Class A/(a)/..................    550      47,388
Nielsen Holdings NV........................    703      20,872
Robert Half International, Inc.............  1,550      44,113
Towers Watson & Co.........................    150       8,990
Verisk Analytics, Inc. -- Class A/(a)/.....  1,057      42,417
                                                   -----------
                                                       206,873
                                                   -----------

ROAD & RAIL -- 0.7%
Con-way, Inc...............................     50       1,458
CSX Corp................................... 11,650     245,349
Hertz Global Holdings, Inc./(a)/...........  2,600      30,472
JB Hunt Transport Services, Inc............    950      42,817
Kansas City Southern/(a)/..................    900      61,209
Landstar System, Inc.......................    500      23,960
Union Pacific Corp.........................    850      90,049
                                                   -----------
                                                       495,314
                                                   -----------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co................................  3,050     133,010
MSC Industrial Direct Co., Inc. -- Class A.    500      35,775
WESCO International, Inc./(a)/.............    200      10,602
WW Grainger, Inc...........................    650     121,674
                                                   -----------
                                                       301,061
                                                   -----------
                                                     8,682,937
                                                   -----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
HEALTH CARE -- 12.3%

BIOTECHNOLOGY -- 2.1%
Alexion Pharmaceuticals, Inc./(a)/................. 1,950   $  139,425
Amylin Pharmaceuticals, Inc./(a)/.................. 1,350       15,363
Biogen Idec, Inc./(a)/............................. 2,600      286,130
BioMarin Pharmaceutical, Inc./(a)/................. 1,150       39,537
Celgene Corp./(a)/................................. 4,863      328,739
Dendreon Corp./(a)/................................ 1,450       11,020
Gilead Sciences, Inc./(a)/......................... 8,283      339,023
Human Genome Sciences, Inc./(a)/................... 2,000       14,780
Myriad Genetics, Inc./(a)/.........................   900       18,846
Pharmasset, Inc./(a)/..............................   800      102,560
Regeneron Pharmaceuticals, Inc./(a)/...............   800       44,344
United Therapeutics Corp./(a)/.....................   550       25,988
Vertex Pharmaceuticals, Inc./(a)/.................. 1,850       61,438
                                                            ----------
                                                             1,427,193
                                                            ----------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
Baxter International, Inc.......................... 5,400      267,192
Becton Dickinson and Co............................ 2,350      175,592
CareFusion Corp./(a)/..............................   700       17,787
Cooper Cos., Inc. (The)............................   150       10,578
Covidien PLC....................................... 2,800      126,028
CR Bard, Inc.......................................   900       76,950
DENTSPLY International, Inc........................   600       20,994
Edwards Lifesciences Corp./(a)/.................... 1,250       88,375
Gen-Probe, Inc./(a)/...............................   500       29,560
Hill-Rom Holdings, Inc.............................   600       20,214
IDEXX Laboratories, Inc./(a)/......................   600       46,176
Intuitive Surgical, Inc./(a)/......................   450      208,354
Medtronic, Inc..................................... 9,750      372,937
ResMed, Inc./(a)/.................................. 1,600       40,640
Sirona Dental Systems, Inc./(a)/...................   600       26,424
St Jude Medical, Inc............................... 3,400      116,620
Stryker Corp....................................... 3,350      166,529
Thoratec Corp./(a)/................................   600       20,136
Varian Medical Systems, Inc./(a)/.................. 1,250       83,913
                                                            ----------
                                                             1,914,999
                                                            ----------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
Amerigroup Corp./(a)/..............................   300       17,724
AmerisourceBergen Corp. -- Class A................. 2,900      107,851
Brookdale Senior Living, Inc./(a)/.................   900       15,651
Cardinal Health, Inc............................... 1,850       75,129
Catalyst Health Solutions, Inc./(a)/...............   450       23,400
DaVita, Inc./(a)/.................................. 1,050       79,600
Express Scripts, Inc. -- Class A/(a)/.............. 5,121      228,857
HCA Holdings, Inc./(a)/............................   700       15,421
Health Management Associates, Inc. -- Class A/(a)/. 2,600       19,162
Henry Schein, Inc./(a)/............................   500       32,215
Laboratory Corp. of America Holdings/(a)/.......... 1,100       94,567
Lincare Holdings, Inc..............................   925       23,782
McKesson Corp...................................... 2,700      210,357
Medco Health Solutions, Inc./(a)/.................. 4,250      237,575
Mednax, Inc./(a)/..................................   500       36,005
Patterson Cos., Inc................................   500       14,760
Quest Diagnostics, Inc............................. 1,450       84,187
Tenet Healthcare Corp./(a)/........................   250        1,283
Universal Health Services, Inc. -- Class B.........   950       36,917
                                                            ----------
                                                             1,354,443
                                                            ----------

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.2%
Allscripts-Misys Healthcare Solutions, Inc./(a)/....  1,600  $   30,304
Cerner Corp./(a)/...................................  1,500      91,875
SXC Health Solutions Corp...........................    650      36,712
                                                             ----------
                                                                158,891
                                                             ----------

LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc./(a)/.....................  3,600     125,748
Bruker Corp./(a)/...................................    900      11,178
Charles River Laboratories International, Inc./(a)/.    550      15,031
Covance, Inc./(a)/..................................    650      29,718
Illumina, Inc./(a)/.................................  1,300      39,624
Life Technologies Corp./(a)/........................    150       5,837
Mettler-Toledo International, Inc./(a)/.............    350      51,698
Techne Corp.........................................    400      27,304
Waters Corp./(a)/...................................  1,000      74,050
                                                             ----------
                                                                380,188
                                                             ----------

PHARMACEUTICALS -- 4.8%
Abbott Laboratories................................. 15,480     870,440
Allergan, Inc./United States........................  3,250     285,155
Eli Lilly & Co......................................  3,500     145,460
Endo Pharmaceuticals Holdings, Inc./(a)/............  1,250      43,162
Hospira, Inc./(a)/..................................  1,500      45,555
Johnson & Johnson...................................  5,900     386,922
Mylan, Inc./PA/(a)/.................................  4,197      90,068
Perrigo Co..........................................    900      87,570
Valeant Pharmaceuticals International, Inc./(a)/.... 28,108   1,312,363
Warner Chilcott PLC.................................  1,650      24,965
Watson Pharmaceuticals, Inc./(a)/...................  1,300      78,442
                                                             ----------
                                                              3,370,102
                                                             ----------
                                                              8,605,816
                                                             ----------

ENERGY -- 10.9%

ENERGY EQUIPMENT & SERVICES -- 2.8%
Atwood Oceanics, Inc./(a)/..........................    150       5,969
Baker Hughes, Inc...................................  1,750      85,120
Cameron International Corp./(a)/....................  1,920      94,445
CARBO Ceramics, Inc.................................    200      24,666
Core Laboratories NV................................    500      56,975
Diamond Offshore Drilling, Inc......................    350      19,341
Dresser-Rand Group, Inc./(a)/.......................    850      42,423
FMC Technologies, Inc./(a)/.........................  2,550     133,186
Halliburton Co......................................  9,650     333,021
Helmerich & Payne, Inc..............................    950      55,442
McDermott International, Inc........................  2,150      24,747
Oceaneering International, Inc......................  1,150      53,049
Oil States International, Inc./(a)/.................    450      34,367
Patterson-UTI Energy, Inc...........................    150       2,997
Rowan Cos., Inc./(a)/...............................    200       6,066
RPC, Inc............................................    450       8,213
Schlumberger Ltd.................................... 14,390     982,981
Superior Energy Services, Inc./(a)/.................    850      24,174
Tidewater, Inc......................................     50       2,465
                                                             ----------
                                                              1,989,647
                                                             ----------

OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc./(a)/..................  1,350      27,581
Anadarko Petroleum Corp.............................    800      61,064

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Apache Corp..............................  1,200 $   108,696
Arch Coal, Inc...........................    200       2,902
Brigham Exploration Co...................  1,250      45,600
Cabot Oil & Gas Corp.....................  1,100      83,490
Chevron Corp.............................  1,250     133,000
Cimarex Energy Co........................    250      15,475
Cobalt International Energy, Inc./(a)/...  1,150      17,848
Concho Resources, Inc./(a)/..............  1,100     103,125
Consol Energy, Inc.......................  2,390      87,713
Continental Resources, Inc./OK/(a)/......    450      30,019
Denbury Resources, Inc./(a)/.............  3,550      53,605
El Paso Corp.............................  7,600     201,932
EOG Resources, Inc.......................  2,900     285,679
EQT Corp.................................    550      30,134
EXCO Resources, Inc......................  1,450      15,153
Exxon Mobil Corp......................... 38,820   3,290,383
Forest Oil Corp./(a)/....................    950      12,873
HollyFrontier Corp.......................  2,008      46,987
Kinder Morgan, Inc./Delaware.............  1,200      38,604
Kosmos Energy Ltd........................    250       3,065
Murphy Oil Corp..........................    300      16,722
Newfield Exploration Co./(a)/............    800      30,184
Noble Energy, Inc........................    400      37,756
Occidental Petroleum Corp................  2,500     234,250
Peabody Energy Corp......................  2,800      92,708
Pioneer Natural Resources Co.............  1,000      89,480
QEP Resources, Inc.......................  1,450      42,485
Quicksilver Resources, Inc./(a)/.........     50         336
Range Resources Corp.....................  1,700     105,298
SandRidge Energy, Inc./(a)/..............  4,250      34,680
SM Energy Co.............................    550      40,205
Southwestern Energy Co./(a)/.............  3,600     114,984
Ultra Petroleum Corp.....................  1,600      47,408
Whiting Petroleum Corp./(a)/.............  1,250      58,362
                                                 -----------
                                                   5,639,786
                                                 -----------
                                                   7,629,433
                                                 -----------

MATERIALS -- 5.3%

CHEMICALS -- 3.8%
Air Products & Chemicals, Inc............  2,250     191,677
Airgas, Inc..............................    850      66,368
Albemarle Corp...........................  1,000      51,510
Celanese Corp. -- Class A................  1,650      73,046
CF Industries Holdings, Inc..............    635      92,062
Eastman Chemical Co......................  1,500      58,590
Ecolab, Inc..............................  3,356     194,010
EI du Pont de Nemours & Co...............  9,800     448,644
FMC Corp.................................    750      64,530
Huntsman Corp............................    400       4,000
International Flavors & Fragrances, Inc..    850      44,557
Intrepid Potash, Inc./(a)/...............    550      12,447
Kronos Worldwide, Inc....................    200       3,608
LyondellBasell Industries NV.............    200       6,498
Monsanto Co..............................  5,650     395,895
Mosaic Co. (The).........................  2,950     148,769
PPG Industries, Inc......................  1,700     141,933
Praxair, Inc.............................  3,250     347,425
Rockwood Holdings, Inc./(a)/.............    700      27,559
Scotts Miracle-Gro Co. (The) -- Class A..    400      18,676

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
CHEMICALS (CONTINUED)
Sherwin-Williams Co. (The)..................    950 $    84,807
Sigma-Aldrich Corp..........................  1,300      81,198
Solutia, Inc./(a)/..........................  1,300      22,464
Valspar Corp................................    200       7,794
Westlake Chemical Corp......................     50       2,012
WR Grace & Co./(a)/.........................    700      32,144
                                                    -----------
                                                      2,622,223
                                                    -----------

CONSTRUCTION MATERIALS -- 0.0%
Martin Marietta Materials, Inc..............    250      18,852
                                                    -----------

CONTAINERS & PACKAGING -- 0.3%
Ball Corp...................................  1,700      60,707
Crown Holdings, Inc./(a)/...................  1,650      55,407
Packaging Corp. of America..................    950      23,978
Rock-Tenn Co................................    750      43,275
Silgan Holdings, Inc........................    500      19,320
Temple-Inland, Inc..........................    300       9,513
                                                    -----------
                                                        212,200
                                                    -----------

METALS & MINING -- 1.1%
AK Steel Holding Corp.......................    200       1,652
Allegheny Technologies, Inc.................  1,150      54,970
Allied Nevada Gold Corp./(a)/...............    950      28,766
Carpenter Technology Corp...................    450      23,166
Cliffs Natural Resources, Inc...............  1,550      96,642
Compass Minerals International, Inc.........    350      24,098
Freeport-McMoRan Copper & Gold, Inc.........  9,996     367,753
Molycorp, Inc./(a)/.........................    600      14,388
Reliance Steel & Aluminum Co................    100       4,869
Royal Gold, Inc.............................    600      40,458
Schnitzer Steel Industries, Inc. -- Class A.     50       2,114
Southern Copper Corp........................  1,800      54,324
Steel Dynamics, Inc.........................  1,700      22,355
Titanium Metals Corp........................    450       6,741
Walter Energy, Inc..........................    650      39,364
                                                    -----------
                                                        781,660
                                                    -----------

PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co......................  1,050      31,080
                                                    -----------
                                                      3,666,015
                                                    -----------

FINANCIALS -- 3.8%

CAPITAL MARKETS -- 1.0%
Affiliated Managers Group, Inc./(a)/........    400      38,380
BlackRock, Inc. -- Class A..................    460      81,990
Charles Schwab Corp. (The).................. 11,060     124,536
Eaton Vance Corp............................  1,250      29,550
Federated Investors, Inc. -- Class B........    750      11,363
Franklin Resources, Inc.....................  1,550     148,893
Greenhill & Co., Inc........................    300      10,911
Lazard Ltd. -- Class A......................  1,150      30,026
LPL Investment Holdings, Inc./(a)/..........    294       8,979
SEI Investments Co..........................  1,550      26,893
T Rowe Price Group, Inc.....................  2,750     156,612
TD Ameritrade Holding Corp..................  2,300      35,995
Waddell & Reed Financial, Inc. -- Class A...    900      22,293
                                                    -----------
                                                        726,421
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
Wells Fargo & Co................................. 3,650  $   100,594
                                                         -----------

CONSUMER FINANCE -- 0.5%
American Express Co.............................. 6,707      316,369
Discover Financial Services......................   550       13,200
Green Dot Corp./(a)/.............................   300        9,366
                                                         -----------
                                                             338,935
                                                         -----------

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
CBOE Holdings, Inc...............................   560       14,482
IntercontinentalExchange, Inc./(a)/..............   800       96,440
Moody's Corp..................................... 2,100       70,728
MSCI, Inc. -- Class A/(a)/....................... 1,250       41,162
NASDAQ OMX Group, Inc. (The)/(a)/................   150        3,677
NYSE Euronext....................................   850       22,185
                                                         -----------
                                                             248,674
                                                         -----------

INSURANCE -- 0.0%
Erie Indemnity Co. -- Class A....................   300       23,448
Validus Holdings Ltd.............................   100        3,150
                                                         -----------
                                                              26,598
                                                         -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
Apartment Investment & Management Co. -- Class A.   850       19,474
Boston Properties, Inc........................... 1,300      129,480
Camden Property Trust............................   550       34,232
Corporate Office Properties Trust................   200        4,252
Digital Realty Trust, Inc........................ 1,100       73,337
Equity Residential...............................   250       14,258
Essex Property Trust, Inc........................   200       28,102
Federal Realty Investment Trust..................   500       45,375
Macerich Co. (The)...............................   500       25,300
Plum Creek Timber Co., Inc....................... 1,050       38,388
Public Storage................................... 1,450      194,967
Rayonier, Inc.................................... 1,275       56,903
Simon Property Group, Inc........................ 2,569      331,247
UDR, Inc.........................................   150        3,765
Ventas, Inc...................................... 1,550       85,451
Vornado Realty Trust.............................   200       15,372
Weyerhaeuser Co.................................. 1,650       30,805
                                                         -----------
                                                           1,130,708
                                                         -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc./(a)/............................ 3,000       45,660
Jones Lang LaSalle, Inc..........................   350       21,441
                                                         -----------
                                                              67,101
                                                         -----------

THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.........................   480        3,000
People's United Financial, Inc...................   750        9,637
                                                         -----------
                                                              12,637
                                                         -----------
                                                           2,651,668
                                                         -----------

TELECOMMUNICATION SERVICES -- 1.2%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Level 3 Communications, Inc./(a)/................   272        4,621
tw Telecom, Inc./(a)/............................ 1,350       26,163
Verizon Communications, Inc...................... 6,700      268,804
Windstream Corp.................................. 3,000       35,220
                                                         -----------
                                                             334,808
                                                         -----------

COMPANY                                           SHARES   U.S. $ VALUE
------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp.............................   4,150   $    249,042
Clearwire Corp. -- Class A/(a)/.................   1,650          3,201
Crown Castle International Corp./(a)/...........   3,000        134,400
MetroPCS Communications, Inc./(a)/..............   2,850         24,738
NII Holdings, Inc. -- Class B/(a)/..............   1,550         33,015
SBA Communications Corp. -- Class A/(a)/........   1,200         51,552
                                                           ------------
                                                                495,948
                                                           ------------
                                                                830,756
                                                           ------------

UTILITIES -- 0.1%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...............................     550         41,734
                                                           ------------

GAS UTILITIES -- 0.0%
National Fuel Gas Co............................     150          8,337
Oneok, Inc......................................     100          8,669
                                                           ------------
                                                                 17,006
                                                           ------------

WATER UTILITIES -- 0.0%
Aqua America, Inc...............................     150          3,307
                                                           ------------
                                                                 62,047
                                                           ------------
Total Common Stocks
 (cost $50,618,653).............................             69,825,328
                                                           ------------

RIGHTS -- 0.0%

HEALTH CARE -- 0.0%
Celgene Corp./(a)/
 (cost $224)....................................      50             70
                                                           ------------

TOTAL COMMON STOCKS AND RIGHTS- 0.0%
 (cost $50,618,877)                                          69,825,398
                                                           ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
TIME DEPOSIT -- 0.3%
JP Morgan Nassau
 0.05%, 1/03/12
 (amortized cost $181,718)......................  $  182        181,718
                                                           ------------

TOTAL INVESTMENTS -- 100.5%
 (cost/amortized cost $50,800,595)..............             70,007,116
Liabilities in excess of other assets -- (0.5)%.               (336,898)
                                                           ------------
NET ASSETS -- 100.0%                                       $ 69,670,218
                                                           ============

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

FUTURES CONTRACTS

                                                                           UNREALIZED
                     NUMBER OF   EXPIRATION   ORIGINAL     VALUE AT      APPRECIATION/
       TYPE          CONTRACTS      DATE       VALUE   DECEMBER 31, 2011 (DEPRECIATION)
        ----         --------- -------------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 16, 2012 $186,070     $187,880          $1,810

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $368,632 as of December 31, 2011.

   Glossary:
   REIT -- Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $20,868,597)..................... $22,596,192
  Short-term debt securities -- at value (amortized cost: $371,027).     371,027
Cash................................................................     100,000
Receivable for investments securities sold..........................     376,882
Interest and dividends receivable...................................     294,145
Fees receivable from contractowners.................................       5,931
                                                                     -----------
   Total assets.....................................................  23,744,177
                                                                     -----------

LIABILITIES:
Payable for investments securities purchased........................     604,125
Due to AXA Equitable's General Account..............................     408,599
Accrued custody and bank fees.......................................       6,061
Administrative fees payable.........................................      16,531
Asset management fee payable........................................      17,083
Accrued expenses....................................................       1,906
                                                                     -----------
   Total liabilities................................................   1,054,305
                                                                     -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION........ $22,689,872
                                                                     ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           15      $36,649.94
RIA...........        6,787          335.56
MRP...........      288,166           68.89

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend..................................................... $   210,409
Interest.....................................................         447
                                                              -----------
Investment income............................................     210,856
                                                              -----------
Other income.................................................       2,424
                                                              -----------
Total income.................................................     213,280
                                                              -----------

EXPENSES (NOTE 7):
Asset management fees........................................    (151,342)
Custody and bank fees........................................     (21,880)
                                                              -----------
Total expenses...............................................    (173,222)
                                                              -----------

NET INVESTMENT INCOME........................................      40,058
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Net realized gain from investment transactions...............   4,698,122

Change in unrealized depreciation of investments.............  (3,793,310)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     904,812
                                                              -----------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   944,870
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          YEAR ENDED
                                                                                        YEAR ENDED     DECEMBER 31, 2010
                                                                                     DECEMBER 31, 2011   AS RESTATED*
                                                                                     ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................    $    40,058       $   204,904
  Net realized gain on investments..................................................      4,698,122         5,459,574
  Change in unrealized appreciation/(depreciation) of investments...................     (3,793,310)          966,040
                                                                                        -----------       -----------
  Net increase in net assets attributable to operations.............................        944,870         6,630,518
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,212,366         3,176,174
  Withdrawals.......................................................................     (7,168,701)       (5,360,094)
  Assets management fees (Note 7)...................................................        (80,038)          (71,421)
  Administrative fees (Note 7)......................................................       (224,391)         (203,865)
                                                                                        -----------       -----------

  Net decrease in net assets attributable to contractowner transactions.............     (3,260,764)       (2,459,206)
                                                                                        -----------       -----------

INCREASE (DECREASE) IN NET ASSETS...................................................     (2,315,894)        4,171,312

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,005,766        20,834,454
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $22,689,872       $25,005,766
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 99.6%

TECHNOLOGY -- 22.4%

COMMUNICATIONS TECHNOLOGY -- 0.9%
ADTRAN, Inc......................................  6,880 $   207,501
                                                         -----------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.1%
ANSYS, Inc./(a)/.................................  5,070     290,410
Cadence Design Systems, Inc./(a)/................ 31,020     322,608
Citrix Systems, Inc./(a)/........................  5,940     360,677
Fortinet, Inc./(a)/.............................. 10,130     220,935
Informatica Corp./(a)/...........................  5,185     191,482
Intuit, Inc......................................  9,490     499,079
MICROS Systems, Inc./(a)/........................  7,385     343,993
Red Hat, Inc./(a)/...............................  7,265     299,972
TIBCO Software, Inc./(a)/........................  9,205     220,092
                                                         -----------
                                                           2,749,248
                                                         -----------

COMPUTER TECHNOLOGY -- 1.5%
NVIDIA Corp./(a)/................................ 24,490     339,431
                                                         -----------

ELECTRONIC COMPONENTS -- 1.0%
Acacia Research -- Acacia Technologies/(a)/......  6,310     230,378
                                                         -----------

ELECTRONIC ENTERTAINMENT -- 1.3%
Activision Blizzard, Inc......................... 23,210     285,947
                                                         -----------

SEMICONDUCTORS & COMPONENT -- 3.8%
Analog Devices, Inc.............................. 10,215     365,493
Fairchild Semiconductor International, Inc./(a)/. 15,915     191,616
Marvell Technology Group Ltd./(a)/............... 22,400     310,240
                                                         -----------
                                                             867,349
                                                         -----------

TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Crown Castle International Corp./(a)/............  9,010     403,648
                                                         -----------
                                                           5,083,502
                                                         -----------

PRODUCER DURABLES -- 19.6%

AEROSPACE -- 1.2%
TransDigm Group, Inc./(a)/.......................  2,870     274,602
                                                         -----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 4.2%
CoStar Group, Inc./(a)/..........................  3,759     250,838
Robert Half International, Inc................... 10,500     298,830
RPX Corp./(a)/................................... 14,980     189,497
Towers Watson & Co...............................  3,700     221,741
                                                         -----------
                                                             960,906
                                                         -----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Dover Corp.......................................  5,850     339,593
                                                         -----------

MACHINERY: INDUSTRIAL -- 3.9%
Actuant Corp. -- Class A......................... 12,730     288,844
Gardner Denver, Inc..............................  4,240     326,734
Joy Global, Inc..................................  3,630     272,141
                                                         -----------
                                                             887,719
                                                         -----------

RAILROADS -- 1.5%
Kansas City Southern/(a)/........................  5,010     340,730
                                                         -----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.0%
IDEX Corp........................................  6,400 $   237,504
                                                         -----------

SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.3%
AMETEK, Inc......................................  6,775     285,227
Thomas & Betts Corp./(a)/........................  4,150     226,590
                                                         -----------
                                                             511,817
                                                         -----------

SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.1%
Agilent Technologies, Inc./(a)/..................  7,165     250,273
                                                         -----------

TRUCKERS -- 2.9%
JB Hunt Transport Services, Inc..................  7,680     346,137
Landstar System, Inc.............................  6,380     305,730
                                                         -----------
                                                             651,867
                                                         -----------
                                                           4,455,011
                                                         -----------

HEALTH CARE -- 18.3%

HEALTH CARE MANAGEMENT SERVICES -- 2.6%
Catalyst Health Solutions, Inc./(a)/.............  5,500     286,000
Humana, Inc......................................  3,455     302,693
                                                         -----------
                                                             588,693
                                                         -----------

HEALTH CARE SERVICES -- 2.4%
HMS Holdings Corp./(a)/..........................  5,370     171,733
Mednax, Inc./(a)/................................  5,250     378,052
                                                         -----------
                                                             549,785
                                                         -----------

MEDICAL EQUIPMENT -- 2.2%
Intuitive Surgical, Inc./(a)/....................  1,045     483,845
                                                         -----------

MEDICAL SERVICES -- 0.9%
Covance, Inc./(a)/...............................  4,575     209,169
                                                         -----------

PHARMACEUTICALS -- 10.2%
Cardinal Health, Inc.............................  7,380     299,702
Mylan, Inc./PA/(a)/.............................. 15,085     323,724
Perrigo Co.......................................  2,755     268,062
Valeant Pharmaceuticals International, Inc./(a)/. 22,755   1,062,431
Watson Pharmaceuticals, Inc./(a)/................  5,910     356,609
                                                         -----------
                                                           2,310,528
                                                         -----------
                                                           4,142,020
                                                         -----------

CONSUMER DISCRETIONARY -- 15.6%

ADVERTISING AGENCIES -- 0.7%
Interpublic Group of Cos., Inc. (The)............ 15,545     151,253
                                                         -----------

CABLE TELEVISION SERVICES -- 1.3%
Liberty Media Corp. -- Liberty Capital/(a)/......  3,682     287,380
                                                         -----------

DIVERSIFIED RETAIL -- 1.5%
Liberty Interactive Corp./(a)/................... 11,800     191,337
Michael Kors Holdings Ltd./(a)/..................  5,402     147,204
                                                         -----------
                                                             338,541
                                                         -----------

HOTEL/MOTEL -- 2.3%
Starwood Hotels & Resorts Worldwide, Inc.........  4,650     223,060
Wyndham Worldwide Corp...........................  7,890     298,479
                                                         -----------
                                                             521,539
                                                         -----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------

LEISURE TIME -- 0.7%
HomeAway, Inc./(a)/..........................  6,960  $  161,820
                                                      ----------

RADIO & TV BROADCASTERS -- 1.3%
CBS Corp. -- Class B......................... 11,235     304,918
                                                      ----------

RECREATIONAL VEHICLES & BOATS -- 1.8%
Harley-Davidson, Inc......................... 10,600     412,022
                                                      ----------

RESTAURANTS -- 0.7%
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    455     153,672
                                                      ----------

SPECIALTY RETAIL -- 3.1%
Bed Bath & Beyond, Inc./(a)/.................  7,895     457,673
Limited Brands, Inc..........................  5,850     236,048
                                                      ----------
                                                         693,721
                                                      ----------

TEXTILES, APPAREL & SHOES -- 2.2%
Deckers Outdoor Corp./(a)/...................  4,035     304,925
PVH Corp.....................................  2,920     205,831
                                                      ----------
                                                         510,756
                                                      ----------
                                                       3,535,622
                                                      ----------

ENERGY -- 10.1%

OIL WELL EQUIPMENT & SERVICES -- 3.2%
Complete Production Services, Inc./(a)/......  6,770     227,201
Oceaneering International, Inc...............  5,330     245,873
Oil States International, Inc./(a)/..........  3,240     247,439
                                                      ----------
                                                         720,513
                                                      ----------

OIL: CRUDE PRODUCERS -- 6.9%
Cabot Oil & Gas Corp.........................  3,290     249,711
Concho Resources, Inc./Midland TX/(a)/.......  3,895     365,156
Continental Resources, Inc./(a)/.............  2,900     193,459
Newfield Exploration Co./(a)/................  4,165     157,145
Noble Energy, Inc............................  3,435     324,230
Range Resources Corp.........................  4,590     284,305
                                                      ----------
                                                       1,574,006
                                                      ----------
                                                       2,294,519
                                                      ----------

FINANCIAL SERVICES -- 6.3%

ASSET MANAGEMENT & CUSTODIAN -- 1.2%
Affiliated Managers Group, Inc./(a)/.........  2,935     281,613
                                                      ----------

FINANCIAL DATA & SYSTEMS -- 3.2%
Alliance Data Systems Corp./(a)/.............  3,290     341,634
Western Union Co. (The) -- Class W........... 20,910     381,816
                                                      ----------
                                                         723,450
                                                      ----------

SECURITIES BROKERAGE & SERVICES -- 1.9%
IntercontinentalExchange, Inc./(a)/..........  3,490     420,720
                                                      ----------
                                                       1,425,783
                                                      ----------

CONSUMER STAPLES -- 5.3%

BEVERAGE: SOFT DRINKS -- 0.9%
Green Mountain Coffee Roasters, Inc./(a)/....  4,675     209,674
                                                      ----------

-----------
The accompanying notes are an integral part of these financial statements.

COMPANY                                   SHARES   U.S. $ VALUE
---------------------------------------------------------------

DRUG & GROCERY STORE CHAINS -- 1.7%
Whole Foods Market, Inc.................   5,440   $   378,515
                                                   -----------

FOODS -- 2.0%
Herbalife Ltd...........................   4,420       228,382
Hershey Co. (The).......................   3,530       218,083
                                                   -----------
                                                       446,465
                                                   -----------

TOBACCO -- 0.7%
Lorillard, Inc..........................   1,510       172,140
                                                   -----------
                                                     1,206,794
                                                   -----------

MATERIALS & PROCESSING -- 2.0%

CHEMICALS: DIVERSIFIED -- 2.0%
Ecolab, Inc.............................   7,835       452,941
                                                   -----------
Total Common Stocks
 (cost $20,868,597).....................            22,596,192
                                                   -----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%

TIME DEPOSIT -- 1.6%
JP Morgan Nassau
 0.05%, 1/03/12
 (cost/amortized cost $371,027).........    $371       371,027
                                                   -----------

TOTAL INVESTMENTS -- 101.2%
 (cost/amortized cost $21,239,624)......            22,967,219
Other assets less liabilities -- (1.2)%.              (277,347)
                                                   -----------
NET ASSETS -- 100.0%                               $22,689,872
                                                   ===========

-----------
(a)Non-income producing security.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS AXA MODERATE
                                                       ALLOCATION*     ALLOCATION*         ALLOCATION*      ALLOCATION*
                                                      -------------- ---------------- --------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,946,885      $1,594,687          $665,451        $11,721,732
Receivable for The Trusts shares sold................        6,498           7,529             7,098             80,826
Receivable for policy-related transactions...........           --              --                --                 --
                                                        ----------      ----------          --------        -----------
   Total assets......................................    1,953,383       1,602,216           672,549         11,802,558
                                                        ----------      ----------          --------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --              --                --                 --
Payable for policy-related transactions..............        6,489           7,529             7,098             80,788
Payable for direct operating expenses................          252             176                94              1,515
                                                        ----------      ----------          --------        -----------
   Total liabilities.................................        6,741           7,705             7,192             82,303
                                                        ----------      ----------          --------        -----------
NET ASSETS...........................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

NET ASSETS:
Accumulation Units...................................   $1,946,642      $1,594,511          $665,357        $11,720,184
Retained by AXA Equitable in Separate Account No. 66.           --              --                --                 71
                                                        ----------      ----------          --------        -----------
TOTAL NET ASSETS.....................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

Investments in shares of The Trusts, at cost.........   $2,127,452      $1,638,259          $687,247        $12,099,522
The Trusts shares held
   Class A...........................................           --              --                --                 --
   Class B...........................................      218,728         169,787            72,513            935,940

                                                      AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC
                                                         ALLOCATION*     SMALL CAP GROWTH*     VALUE EQUITY*
                                                      ----------------- -------------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,405,135           $310,528            $111,678
Receivable for The Trusts shares sold................         3,903                260                  93
Receivable for policy-related transactions...........            --                 --                  --
                                                         ----------           --------            --------
   Total assets......................................     1,409,038            310,788             111,771
                                                         ----------           --------            --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --                 --                  --
Payable for policy-related transactions..............         3,900                260                  93
Payable for direct operating expenses................           183                 --                  --
                                                         ----------           --------            --------
   Total liabilities.................................         4,083                260                  93
                                                         ----------           --------            --------
NET ASSETS...........................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

NET ASSETS:
Accumulation Units...................................    $1,404,955           $310,466            $111,678
Retained by AXA Equitable in Separate Account No. 66.            --                 62                  --
                                                         ----------           --------            --------
TOTAL NET ASSETS.....................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

Investments in shares of The Trusts, at cost.........    $1,454,932           $283,774            $ 94,124
The Trusts shares held
   Class A...........................................            --             19,794                  --
   Class B...........................................       148,971                 --               8,536

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                         RESPONSIBLE*          RESEARCH*         INDEX*          PLUS*
                                                      ------------------- ------------------- ------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,889,433          $5,871,150       $17,009,065      $73,803
Receivable for The Trusts shares sold................          8,117              38,869            35,575           38
Receivable for policy-related transactions...........             --                  --                --           --
                                                          ----------          ----------       -----------      -------
   Total assets......................................      1,897,550           5,910,019        17,044,640       73,841
                                                          ----------          ----------       -----------      -------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                  --                --           --
Payable for policy-related transactions..............          8,117              38,869            35,575           38
Payable for direct operating expenses................            242                 752             2,083           --
                                                          ----------          ----------       -----------      -------
   Total liabilities.................................          8,359              39,621            37,658           38
                                                          ----------          ----------       -----------      -------
NET ASSETS...........................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

NET ASSETS:
Accumulation Units...................................     $1,889,185          $5,870,207       $17,006,547      $73,752
Retained by AXA Equitable in Separate Account No. 66.              6                 191               435           51
                                                          ----------          ----------       -----------      -------
TOTAL NET ASSETS.....................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

Investments in shares of The Trusts, at cost.........     $1,775,828          $5,738,304       $16,755,198      $71,628
The Trusts shares held
   Class A...........................................             --                  --            40,193           --
   Class B...........................................        262,999             467,981           739,301        5,280

                                                                                          EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL      EQ/GLOBAL       GOVERNMENT BOND
                                                      COMPANY VALUE* MULTI-SECTOR EQUITY*     INDEX*
                                                      -------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $2,646,253        $1,853,598        $4,254,616
Receivable for The Trusts shares sold................       16,368             9,657             8,092
Receivable for policy-related transactions...........           --                --                --
                                                        ----------        ----------        ----------
   Total assets......................................    2,662,621         1,863,255         4,262,708
                                                        ----------        ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --                --                --
Payable for policy-related transactions..............       16,272             9,657             8,093
Payable for direct operating expenses................          344               223               486
                                                        ----------        ----------        ----------
   Total liabilities.................................       16,616             9,880             8,579
                                                        ----------        ----------        ----------
NET ASSETS...........................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

NET ASSETS:
Accumulation Units...................................   $2,646,005        $1,853,342        $4,254,112
Retained by AXA Equitable in Separate Account No. 66.           --                33                17
                                                        ----------        ----------        ----------
TOTAL NET ASSETS.....................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

Investments in shares of The Trusts, at cost.........   $2,516,556        $1,993,291        $4,103,713
The Trusts shares held
   Class A...........................................           --                --             1,783
   Class B...........................................       71,002           173,026           411,253

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                         CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,569,094      $10,519,393        $75,982           $69,348
Receivable for The Trusts shares sold................        20,716           25,386             65                65
Receivable for policy-related transactions...........            --               --             --                --
                                                         ----------      -----------        -------           -------
   Total assets......................................     2,589,810       10,544,779         76,047            69,413
                                                         ----------      -----------        -------           -------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --             --                --
Payable for policy-related transactions..............        20,716           25,386             63                65
Payable for direct operating expenses................           352            1,387             --                --
                                                         ----------      -----------        -------           -------
   Total liabilities.................................        21,068           26,773             63                65
                                                         ----------      -----------        -------           -------
NET ASSETS...........................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

NET ASSETS:
Accumulation Units...................................    $2,568,726      $10,517,803        $75,984           $69,315
Retained by AXA Equitable in Separate Account No. 66.            16              203             --                33
                                                         ----------      -----------        -------           -------
TOTAL NET ASSETS.....................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

Investments in shares of The Trusts, at cost.........    $2,880,418      $16,096,782        $80,261           $52,235
The Trusts shares held
   Class A...........................................            --        1,441,598             --                --
   Class B...........................................       332,497               --          7,932             7,559

                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                       CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                      ------------ ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $49,920       $2,903      $3,671,160
Receivable for The Trusts shares sold................        46            5          13,109
Receivable for policy-related transactions...........        --           --              --
                                                        -------       ------      ----------
   Total assets......................................    49,966        2,908       3,684,269
                                                        -------       ------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        --           --              --
Payable for policy-related transactions..............        46            5          13,331
Payable for direct operating expenses................        --           --             492
                                                        -------       ------      ----------
   Total liabilities.................................        46            5          13,823
                                                        -------       ------      ----------
NET ASSETS...........................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

NET ASSETS:
Accumulation Units...................................   $49,920       $2,897      $3,669,649
Retained by AXA Equitable in Separate Account No. 66.        --            6             797
                                                        -------       ------      ----------
TOTAL NET ASSETS.....................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

Investments in shares of The Trusts, at cost.........   $41,448       $2,395      $3,403,273
The Trusts shares held
   Class A...........................................        --           --              --
   Class B...........................................     7,564          335         230,000

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/LARGE CAP EQ/MID CAP EQ/MID CAP   EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                      VALUE PLUS*    INDEX*   VALUE PLUS*  MARKET*     SHORT BOND*   BOND PLUS*
                                                      ------------ ---------- ----------- ----------- -------------- ----------
ASSETS:
Investments in shares of The Trusts, at fair value...  $7,186,330   $25,147   $6,468,715  $14,510,995   $2,203,406    $72,221
Receivable for The Trusts shares sold................      17,454        17       10,346       33,121       11,225         66
Receivable for policy-related transactions...........          --        --           --           --           --         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total assets......................................   7,203,784    25,164    6,479,061   14,544,116    2,214,631     72,287
                                                       ----------   -------   ----------  -----------   ----------    -------

LIABILITIES:
Payable for The Trusts shares purchased..............          --        --           --           --           --         --
Payable for policy-related transactions..............      17,454        17       10,346       33,832       11,225         66
Payable for direct operating expenses................         834        --          871        1,792          291         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total liabilities.................................      18,288        17       11,217       35,624       11,516         66
                                                       ----------   -------   ----------  -----------   ----------    -------
NET ASSETS...........................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

NET ASSETS:
Accumulation Units...................................  $7,184,820   $24,488   $6,467,628  $14,508,324   $2,203,115    $72,180
Retained by AXA Equitable in Separate Account No. 66.         676       659          216          168           --         41
                                                       ----------   -------   ----------  -----------   ----------    -------
TOTAL NET ASSETS.....................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

Investments in shares of The Trusts, at cost.........  $8,602,026   $25,007   $7,982,386  $14,512,378   $2,221,084    $76,739
The Trusts shares held
   Class A...........................................      92,334        --           --       40,955           --      8,556
   Class B...........................................     661,585     3,123      724,448   14,470,125      222,894         --

                                                         EQ/SMALL
                                                      COMPANY INDEX*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,828,006
Receivable for The Trusts shares sold................        6,725
Receivable for policy-related transactions...........           --
                                                        ----------
   Total assets......................................    3,834,731
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............        6,699
Payable for direct operating expenses................          501
                                                        ----------
   Total liabilities.................................        7,200
                                                        ----------
NET ASSETS...........................................   $3,827,531
                                                        ==========

NET ASSETS:
Accumulation Units...................................   $3,827,531
Retained by AXA Equitable in Separate Account No. 66.           --
                                                        ----------
TOTAL NET ASSETS.....................................   $3,827,531
                                                        ==========

Investments in shares of The Trusts, at cost.........   $3,773,240
The Trusts shares held
   Class A...........................................           --
   Class B...........................................      421,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER SMALL
                                                       GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*     CAP VALUE*
                                                      ---------------- -------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $28,826         $277,172        $1,093,761          $137,945
Receivable for The Trusts shares sold................          25              135             4,357                99
Receivable for policy-related transactions...........          --               --                --                --
                                                          -------         --------        ----------          --------
   Total assets......................................      28,851          277,307         1,098,118           138,044
                                                          -------         --------        ----------          --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --               --                --                --
Payable for policy-related transactions..............          25              135             4,357                97
Payable for direct operating expenses................          --               --               122                --
                                                          -------         --------        ----------          --------
   Total liabilities.................................          25              135             4,479                97
                                                          -------         --------        ----------          --------
NET ASSETS...........................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

NET ASSETS:
Accumulation Units...................................     $28,627         $277,172        $1,093,595          $137,947
Retained by AXA Equitable in Separate Account No. 66.         199               --                44                --
                                                          -------         --------        ----------          --------
TOTAL NET ASSETS.....................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

Investments in shares of The Trusts, at cost.........     $30,395         $268,885        $1,115,338          $145,629
The Trusts shares held
   Class A...........................................          --               --               984                --
   Class B...........................................       1,429           29,237           279,040            14,056

                                                      MULTIMANAGER
                                                      TECHNOLOGY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $3,103,934
Receivable for The Trusts shares sold................       5,879
Receivable for policy-related transactions...........          --
                                                       ----------
   Total assets......................................   3,109,813
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       5,854
Payable for direct operating expenses................         399
                                                       ----------
   Total liabilities.................................       6,253
                                                       ----------
NET ASSETS...........................................  $3,103,560
                                                       ==========

NET ASSETS:
Accumulation Units...................................  $3,103,560
Retained by AXA Equitable in Separate Account No. 66.          --
                                                       ----------
TOTAL NET ASSETS.....................................  $3,103,560
                                                       ==========

Investments in shares of The Trusts, at cost.........  $2,692,910
The Trusts shares held
   Class A...........................................          --
   Class B...........................................     254,591

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      TARGET 2015 TARGET 2025 TARGET 2035 TARGET 2045
                                                      ALLOCATION* ALLOCATION* ALLOCATION* ALLOCATION*
                                                      ----------- ----------- ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,609,455  $1,988,187   $478,202    $373,087
Receivable for The Trusts shares sold................         --      13,278      2,737      22,323
Receivable for policy-related transactions...........      2,237          --         --          --
                                                      ----------  ----------   --------    --------
   Total assets......................................  1,611,692   2,001,465    480,939     395,410
                                                      ----------  ----------   --------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,237          --         --          --
Payable for policy-related transactions..............         --      13,277      2,733      22,270
Payable for direct operating expenses................        215         282         59         101
                                                      ----------  ----------   --------    --------
   Total liabilities.................................      2,452      13,559      2,792      22,371
                                                      ----------  ----------   --------    --------
NET ASSETS........................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

NET ASSETS:
Accumulation Units................................... $1,609,240  $1,987,906   $478,147    $373,039
Retained by AXA Equitable in Separate Account No. 66.         --          --         --          --
                                                      ----------  ----------   --------    --------
TOTAL NET ASSETS..................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

Investments in shares of The Trusts, at cost......... $1,527,824  $1,978,013   $478,119    $376,491
The Trusts shares held
   Class B...........................................    189,181     236,814     57,736      47,427

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION.............   0.01%         B         $  8.03        243

AXA CONSERVATIVE ALLOCATION...........   0.01%         B         $ 10.86        147

AXA CONSERVATIVE-PLUS ALLOCATION......   0.01%         B         $ 10.08         66

AXA MODERATE ALLOCATION...............   0.01%         B         $  9.54      1,229

AXA MODERATE-PLUS ALLOCATION..........   0.01%         B         $  8.80        160

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.05%         A         $222.92          1

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $206.42          1

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $ 89.31         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.01%         B         $  7.53        251

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $138.61         --
EQ/CAPITAL GUARDIAN RESEARCH..........   0.01%         B         $ 17.07        341

EQ/EQUITY 500 INDEX...................   0.05%         A         $355.04          2
EQ/EQUITY 500 INDEX...................   0.01%         B         $  8.82      1,828

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $155.08         --

EQ/GAMCO SMALL COMPANY VALUE..........   0.01%         B         $ 14.63        181

EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.00%         B         $363.17          1
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.01%         B         $ 10.21        158

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.05%         A         $226.59         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.01%         B         $ 12.14        349

EQ/INTERNATIONAL CORE PLUS............   0.00%         B         $114.82          1
EQ/INTERNATIONAL CORE PLUS............   0.01%         B         $ 10.32        239

EQ/INTERNATIONAL EQUITY INDEX.........   0.05%         A         $135.29          4
EQ/INTERNATIONAL EQUITY INDEX.........   0.01%         A         $ 15.20        656

EQ/INTERNATIONAL VALUE PLUS...........   0.00%         B         $123.27          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         B         $133.25          1

EQ/LARGE CAP CORE PLUS................   0.00%         B         $101.82         --

EQ/LARGE CAP GROWTH INDEX.............   0.00%         B         $ 87.06         --

EQ/LARGE CAP GROWTH PLUS..............   0.00%         B         $136.68         --
EQ/LARGE CAP GROWTH PLUS..............   0.01%         B         $  5.70        639

EQ/LARGE CAP VALUE PLUS...............   0.00%         A         $112.13          8
EQ/LARGE CAP VALUE PLUS...............   0.01%         B         $ 10.42        605

EQ/MID CAP INDEX......................   0.00%         B         $128.40         --

EQ/MID CAP VALUE PLUS.................   0.00%         B         $175.78          1
EQ/MID CAP VALUE PLUS.................   0.01%         B         $ 13.86        454

EQ/MONEY MARKET.......................   0.05%         A         $175.23         --
EQ/MONEY MARKET.......................   0.01%         B         $ 10.00      1,447

EQ/PIMCO ULTRA SHORT BOND.............   0.01%         B         $ 11.64        189

EQ/QUALITY BOND PLUS..................   0.05%         A         $239.46         --

EQ/SMALL COMPANY INDEX................   0.01%         B         $ 15.03        255

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                --------- -------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK..   0.00%         B         $  9.45         3

EQ/WELLS FARGO OMEGA GROWTH....   0.00%         B         $119.67         2

MULTIMANAGER MULTI-SECTOR BOND.   0.05%         A         $210.78        --
MULTIMANAGER MULTI-SECTOR BOND.   0.01%         B         $  9.49       115

MULTIMANAGER SMALL CAP VALUE...   0.00%         B         $183.67         1

MULTIMANAGER TECHNOLOGY........   0.00%         B         $145.17         1
MULTIMANAGER TECHNOLOGY........   0.01%         B         $ 13.78       214

TARGET 2015 ALLOCATION.........   0.01%         B         $  9.04       178

TARGET 2025 ALLOCATION.........   0.01%         B         $  8.64       230

TARGET 2035 ALLOCATION.........   0.01%         B         $  8.37        57

TARGET 2045 ALLOCATION.........   0.01%         B         $  8.02        47

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
**Contract charges reflect the mortality and risk expenses related to the Variable Investment Options.

                                    FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                                    ALLOCATION*     ALLOCATION*         ALLOCATION*
                                                                   -------------- ---------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  26,889        $ 26,420           $ 10,351
  Expenses:
   Less: Asset-based charges......................................         217             156                 80
                                                                     ---------        --------           --------

NET INVESTMENT INCOME (LOSS)......................................      26,672          26,264             10,271
                                                                     ---------        --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      87,471          13,217              5,039
   Realized gain distribution from The Trusts.....................      49,825          25,512             16,706
                                                                     ---------        --------           --------
  Net realized gain (loss)........................................     137,296          38,729             21,745
                                                                     ---------        --------           --------

  Change in unrealized appreciation (depreciation) of investments.    (325,231)        (40,041)           (41,490)
                                                                     ---------        --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (187,935)         (1,312)           (19,745)
                                                                     ---------        --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(161,263)       $ 24,952           $ (9,474)
                                                                     =========        ========           ========

                                                                   AXA MODERATE AXA MODERATE-PLUS
                                                                   ALLOCATION*     ALLOCATION*
                                                                   ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 184,765       $  21,051
  Expenses:
   Less: Asset-based charges......................................      1,315             157
                                                                    ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................    183,450          20,894
                                                                    ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    244,508          34,905
   Realized gain distribution from The Trusts.....................    282,573          37,488
                                                                    ---------       ---------
  Net realized gain (loss)........................................    527,081          72,393
                                                                    ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (996,404)       (151,654)
                                                                    ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (469,323)        (79,261)
                                                                    ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(285,873)      $ (58,367)
                                                                    =========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC EQ/CALVERT SOCIALLY
                                                                    SMALL CAP GROWTH*     VALUE EQUITY*       RESPONSIBLE*
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $ 1,432            $  7,114
  Expenses:
   Less: Asset-based charges......................................            161                 --                 209
                                                                         --------            -------            --------

NET INVESTMENT INCOME (LOSS)......................................           (161)             1,432               6,905
                                                                         --------            -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (2,050)               183             (54,255)
   Realized gain distribution from The Trusts.....................         12,971                 --                  --
                                                                         --------            -------            --------
  Net realized gain (loss)........................................         10,921                183             (54,255)
                                                                         --------            -------            --------

  Change in unrealized appreciation (depreciation) of investments.        (12,864)            (4,924)             66,803
                                                                         --------            -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         (1,943)            (4,741)             12,548
                                                                         --------            -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ (2,104)           $(3,309)           $ 19,453
                                                                         ========            =======            ========

                                                                   EQ/CAPITAL GUARDIAN EQ/EQUITY 500
                                                                        RESEARCH*         INDEX*
                                                                   ------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 43,016         $ 260,002
  Expenses:
   Less: Asset-based charges......................................           644             2,439
                                                                        --------         ---------

NET INVESTMENT INCOME (LOSS)......................................        42,372           257,563
                                                                        --------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (44,497)         (166,592)
   Realized gain distribution from The Trusts.....................            --                --
                                                                        --------         ---------
  Net realized gain (loss)........................................       (44,497)         (166,592)
                                                                        --------         ---------

  Change in unrealized appreciation (depreciation) of investments.       233,675           222,782
                                                                        --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       189,178            56,190
                                                                        --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $231,550         $ 313,753
                                                                        ========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/EQUITY GROWTH EQ/GAMCO SMALL      EQ/GLOBAL
                                                                        PLUS*       COMPANY VALUE* MULTI-SECTOR EQUITY*
                                                                   ---------------- -------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    216       $   2,014         $  36,889
  Expenses:
   Less: Asset-based charges......................................           --             291               189
                                                                       --------       ---------         ---------

NET INVESTMENT INCOME (LOSS)......................................          216           1,723            36,700
                                                                       --------       ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (33,084)        332,921           229,571
   Realized gain distribution from The Trusts.....................           --          29,062                --
                                                                       --------       ---------         ---------
  Net realized gain (loss)........................................      (33,084)        361,983           229,571
                                                                       --------       ---------         ---------

  Change in unrealized appreciation (depreciation) of investments.       18,668        (475,102)         (511,930)
                                                                       --------       ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (14,416)       (113,119)         (282,359)
                                                                       --------       ---------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(14,200)      $(111,396)        $(245,659)
                                                                       ========       =========         =========

                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 16,199        $  82,918
  Expenses:
   Less: Asset-based charges......................................         442              293
                                                                      --------        ---------

NET INVESTMENT INCOME (LOSS)......................................      15,757           82,625
                                                                      --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (3,351)        (301,680)
   Realized gain distribution from The Trusts.....................          --               --
                                                                      --------        ---------
  Net realized gain (loss)........................................      (3,351)        (301,680)
                                                                      --------        ---------

  Change in unrealized appreciation (depreciation) of investments.     154,840         (282,445)
                                                                      --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     151,489         (584,125)
                                                                      --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $167,246        $(501,500)
                                                                      ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                                    EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   367,858        $  1,763           $ 780
  Expenses:
   Less: Asset-based charges......................................         1,583              --              --
                                                                     -----------        --------           -----

NET INVESTMENT INCOME (LOSS)......................................       366,275           1,763             780
                                                                     -----------        --------           -----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,433,821)           (128)           (104)
   Realized gain distribution from The Trusts.....................            --              --              --
                                                                     -----------        --------           -----
  Net realized gain (loss)........................................    (1,433,821)           (128)           (104)
                                                                     -----------        --------           -----

  Change in unrealized appreciation (depreciation) of investments.      (348,096)        (15,241)            (31)
                                                                     -----------        --------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,781,917)        (15,369)           (135)
                                                                     -----------        --------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,415,642)       $(13,606)          $ 645
                                                                     ===========        ========           =====

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    566        $26       $  16,033
  Expenses:
   Less: Asset-based charges......................................         --         --             426
                                                                     --------        ---       ---------

NET INVESTMENT INCOME (LOSS)......................................        566         26          15,607
                                                                     --------        ---       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (18,109)        11          79,846
   Realized gain distribution from The Trusts.....................      2,560         --              --
                                                                     --------        ---       ---------
  Net realized gain (loss)........................................    (15,549)        11          79,846
                                                                     --------        ---       ---------

  Change in unrealized appreciation (depreciation) of investments.      8,417         32        (240,178)
                                                                     --------        ---       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (7,132)        43        (160,332)
                                                                     --------        ---       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (6,566)       $69       $(144,725)
                                                                     ========        ===       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP EQ/MID CAP EQ/MID CAP  EQ/MONEY EQ/PIMCO ULTRA
                                                                   VALUE PLUS*    INDEX*   VALUE PLUS* MARKET*   SHORT BOND*
                                                                   ------------ ---------- ----------- -------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  89,931    $   169    $  63,128  $ 1,553     $ 11,358
  Expenses:
   Less: Asset-based charges......................................        719         --          736    1,636          254
                                                                    ---------    -------    ---------  -------     --------

NET INVESTMENT INCOME (LOSS)......................................     89,212        169       62,392      (83)      11,104
                                                                    ---------    -------    ---------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (840,961)    (5,722)    (187,937)     251       31,671
   Realized gain distribution from The Trusts.....................         --         --           --       --           --
                                                                    ---------    -------    ---------  -------     --------
  Net realized gain (loss)........................................   (840,961)    (5,722)    (187,937)     251       31,671
                                                                    ---------    -------    ---------  -------     --------

  Change in unrealized appreciation (depreciation) of investments.    388,746      5,635     (566,720)  (1,863)     (48,478)
                                                                    ---------    -------    ---------  -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (452,215)       (87)    (754,657)  (1,612)     (16,807)
                                                                    ---------    -------    ---------  -------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(363,003)   $    82    $(692,265) $(1,695)    $ (5,703)
                                                                    =========    =======    =========  =======     ========

                                                                   EQ/QUALITY    EQ/SMALL
                                                                   BOND PLUS* COMPANY INDEX*
                                                                   ---------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,474     $  27,068
  Expenses:
   Less: Asset-based charges......................................       59           422
                                                                    -------     ---------

NET INVESTMENT INCOME (LOSS)......................................    2,415        26,646
                                                                    -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (9,181)     (271,518)
   Realized gain distribution from The Trusts.....................       --       346,559
                                                                    -------     ---------
  Net realized gain (loss)........................................   (9,181)       75,041
                                                                    -------     ---------

  Change in unrealized appreciation (depreciation) of investments.    8,700      (235,904)
                                                                    -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (481)     (160,863)
                                                                    -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 1,934     $(134,217)
                                                                    =======     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER
                                                                    GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*
                                                                   ---------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --         $    --          $41,115
  Expenses:
   Less: Asset-based charges......................................          --              --              135
                                                                       -------         -------          -------

NET INVESTMENT INCOME (LOSS)......................................          --              --           40,980
                                                                       -------         -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         429           1,109            1,987
   Realized gain distribution from The Trusts.....................          --           4,478               --
                                                                       -------         -------          -------
  Net realized gain (loss)........................................         429           5,587            1,987
                                                                       -------         -------          -------

  Change in unrealized appreciation (depreciation) of investments.      (1,546)         (8,349)             130
                                                                       -------         -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,117)         (2,762)           2,117
                                                                       -------         -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,117)        $(2,762)         $43,097
                                                                       =======         =======          =======

                                                                   MULTIMANAGER SMALL MULTIMANAGER TARGET 2015
                                                                       CAP VALUE*     TECHNOLOGY*  ALLOCATION*
                                                                   ------------------ ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   104        $      --    $ 25,294
  Expenses:
   Less: Asset-based charges......................................           --              343         184
                                                                        -------        ---------    --------

NET INVESTMENT INCOME (LOSS)......................................          104             (343)     25,110
                                                                        -------        ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (8,634)          92,877     (45,847)
   Realized gain distribution from The Trusts.....................           --               --      22,416
                                                                        -------        ---------    --------
  Net realized gain (loss)........................................       (8,634)          92,877     (23,431)
                                                                        -------        ---------    --------

  Change in unrealized appreciation (depreciation) of investments.        5,148         (228,585)    (38,965)
                                                                        -------        ---------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (3,486)        (135,708)    (62,396)
                                                                        -------        ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(3,382)       $(136,051)   $(37,286)
                                                                        =======        =========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  28,806   $  6,580    $  5,173
  Expenses:
   Less: Asset-based charges......................................        243         51          95
                                                                    ---------   --------    --------

NET INVESTMENT INCOME (LOSS)......................................     28,563      6,529       5,078
                                                                    ---------   --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     84,251     31,588      29,281
   Realized gain distribution from The Trusts.....................     12,318      2,412       2,332
                                                                    ---------   --------    --------
  Net realized gain (loss)........................................     96,569     34,000      31,613
                                                                    ---------   --------    --------

  Change in unrealized appreciation (depreciation) of investments.   (236,374)   (61,062)    (57,723)
                                                                    ---------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (139,805)   (27,062)    (26,110)
                                                                    ---------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(111,242)  $(20,533)   $(21,032)
                                                                    =========   ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA AGGRESSIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,672  $   29,244
  Net realized gain (loss) on investments................................................    137,296       6,733
  Change in unrealized appreciation (depreciation) of investments........................   (325,231)    168,569
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (161,263)    204,546
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    428,328     383,194
   Transfers between funds including guaranteed interest account, net....................    (45,343)    208,274
   Transfers for contract benefits and terminations......................................   (288,120)    (44,642)
   Contract maintenance charges..........................................................    (17,684)    (14,960)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     77,181     531,866
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          8          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (84,074)    736,412
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,030,716   1,294,304
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,946,642  $2,030,716
                                                                                          ==========  ==========

                                                                                             AXA CONSERVATIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,264  $   23,373
  Net realized gain (loss) on investments................................................     38,729      36,430
  Change in unrealized appreciation (depreciation) of investments........................    (40,041)      5,666
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     24,952      65,469
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    516,886     349,106
   Transfers between funds including guaranteed interest account, net....................     52,636    (144,760)
   Transfers for contract benefits and terminations......................................    (95,855)    (13,257)
   Contract maintenance charges..........................................................    (15,052)    (13,886)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    458,615     177,203
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    483,567     242,672
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,110,944     868,272
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,594,511  $1,110,944
                                                                                          ==========  ==========

                                                                                          AXA CONSERVATIVE-PLUS
                                                                                               ALLOCATION*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  10,271  $  12,622
  Net realized gain (loss) on investments................................................    21,745     14,954
  Change in unrealized appreciation (depreciation) of investments........................   (41,490)    27,953
                                                                                          ---------  ---------

  Net Increase (decrease) in net assets from operations..................................    (9,474)    55,529
                                                                                          ---------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   141,189    119,865
   Transfers between funds including guaranteed interest account, net....................    (3,563)    96,463
   Transfers for contract benefits and terminations......................................  (116,332)  (146,328)
   Contract maintenance charges..........................................................    (8,857)    (8,344)
                                                                                          ---------  ---------

  Net increase (decrease) in net assets from contractowners transactions.................    12,437     61,656
                                                                                          ---------  ---------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        --         --
                                                                                          ---------  ---------

INCREASE (DECREASE) IN NET ASSETS........................................................     2,963    117,185
NET ASSETS -- BEGINNING OF PERIOD........................................................   662,394    545,209
                                                                                          ---------  ---------

NET ASSETS -- END OF PERIOD.............................................................. $ 665,357  $ 662,394
                                                                                          =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          AXA MODERATE ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   183,450  $   212,192
  Net realized gain (loss) on investments................................................     527,081      173,426
  Change in unrealized appreciation (depreciation) of investments........................    (996,404)     492,620
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (285,873)     878,238
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   3,926,944    4,644,572
   Transfers between funds including guaranteed interest account, net....................    (434,795)     (91,900)
   Transfers for contract benefits and terminations......................................  (1,775,733)  (1,371,324)
   Contract maintenance charges..........................................................    (131,926)    (218,412)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   1,584,490    2,962,936
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   1,298,617    3,841,174
NET ASSETS -- BEGINNING OF PERIOD........................................................  10,421,638    6,580,464
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $11,720,255  $10,421,638
                                                                                          ===========  ===========

                                                                                             AXA MODERATE-PLUS
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   20,894  $   28,547
  Net realized gain (loss) on investments................................................     72,393      81,737
  Change in unrealized appreciation (depreciation) of investments........................   (151,654)     86,187
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (58,367)    196,471
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    194,654     245,133
   Transfers between funds including guaranteed interest account, net....................   (233,189)    735,935
   Transfers for contract benefits and terminations......................................   (249,115)    (78,403)
   Contract maintenance charges..........................................................    (11,516)    (12,401)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (299,166)    890,264
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          3          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (357,530)  1,086,735
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,762,485     675,750
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,404,955  $1,762,485
                                                                                          ==========  ==========

                                                                                          EQ/ALLIANCEBERNSTEIN
                                                                                           SMALL CAP GROWTH*
                                                                                          ------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (161)  $     12
  Net realized gain (loss) on investments................................................   10,921     (3,373)
  Change in unrealized appreciation (depreciation) of investments........................  (12,864)    74,696
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................   (2,104)    71,335
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,911      7,217
   Transfers between funds including guaranteed interest account, net....................   21,368     (5,368)
   Transfers for contract benefits and terminations......................................       --     (3,166)
   Contract maintenance charges..........................................................   (3,164)    (2,280)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................   25,115     (3,597)
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                  --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................   23,011     67,738
NET ASSETS -- BEGINNING OF PERIOD........................................................  287,517    219,779
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $310,528   $287,517
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/BLACKROCK BASIC
                                                                                             VALUE EQUITY*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,432  $  1,182
  Net realized gain (loss) on investments................................................      183   (19,732)
  Change in unrealized appreciation (depreciation) of investments........................   (4,924)   25,183
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................   (3,309)    6,633
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,756     6,134
   Transfers between funds including guaranteed interest account, net....................    8,434       625
   Transfers for contract benefits and terminations......................................       --   (68,191)
   Contract maintenance charges..........................................................   (1,076)   (1,229)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   14,114   (62,661)
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   10,805   (56,028)
NET ASSETS -- BEGINNING OF PERIOD........................................................  100,873   156,901
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $111,678  $100,873
                                                                                          ========  ========

                                                                                            EQ/CALVERT SOCIALLY
                                                                                               RESPONSIBLE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    6,905  $      905
  Net realized gain (loss) on investments................................................    (54,255)    (55,028)
  Change in unrealized appreciation (depreciation) of investments........................     66,803     277,607
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     19,453     223,484
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    298,377     378,832
   Transfers between funds including guaranteed interest account, net....................    (38,736)    (51,535)
   Transfers for contract benefits and terminations......................................   (415,173)   (149,283)
   Contract maintenance charges..........................................................    (17,444)    (18,113)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (172,976)    159,901
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (153,523)    383,385
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,042,714   1,659,329
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,889,191  $2,042,714
                                                                                          ==========  ==========

                                                                                            EQ/CAPITAL GUARDIAN
                                                                                                 RESEARCH*
                                                                                          -----------------------
                                                                                             2011         2010
                                                                                          ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   42,372  $    42,529
  Net realized gain (loss) on investments................................................    (44,497)     (87,274)
  Change in unrealized appreciation (depreciation) of investments........................    233,675      882,256
                                                                                          ----------  -----------

  Net Increase (decrease) in net assets from operations..................................    231,550      837,511
                                                                                          ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    532,128      555,229
   Transfers between funds including guaranteed interest account, net....................    (27,512)     (58,311)
   Transfers for contract benefits and terminations......................................   (587,669)  (1,050,055)
   Contract maintenance charges..........................................................     43,206     (155,312)
                                                                                          ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (39,847)    (708,449)
                                                                                          ----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                      --
                                                                                          ----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    191,703      129,062
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,678,695    5,549,633
                                                                                          ----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $5,870,398  $ 5,678,695
                                                                                          ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/EQUITY 500 INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   257,563  $   245,646
  Net realized gain (loss) on investments................................................    (166,592)    (314,920)
  Change in unrealized appreciation (depreciation) of investments........................     222,782    2,393,383
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................     313,753    2,324,109
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   2,316,365    2,092,787
   Transfers between funds including guaranteed interest account, net....................    (972,963)    (625,558)
   Transfers for contract benefits and terminations......................................  (2,937,317)  (2,112,339)
   Contract maintenance charges..........................................................    (168,742)    (172,323)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,762,657)    (817,433)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,448,904)   1,506,676
NET ASSETS -- BEGINNING OF PERIOD........................................................  18,455,886   16,949,210
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $17,006,982  $18,455,886
                                                                                          ===========  ===========

                                                                                               EQ/EQUITY
                                                                                             GROWTH PLUS*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    216  $    424
  Net realized gain (loss) on investments................................................  (33,084)     (555)
  Change in unrealized appreciation (depreciation) of investments........................   18,668    21,217
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (14,200)   21,086
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    2,859     1,348
   Transfers between funds including guaranteed interest account, net....................  (72,369)    1,721
   Transfers for contract benefits and terminations......................................       --      (109)
   Contract maintenance charges..........................................................   (1,125)   (1,108)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (70,635)    1,852
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (84,835)   22,938
NET ASSETS -- BEGINNING OF PERIOD........................................................  158,638   135,700
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 73,803  $158,638
                                                                                          ========  ========

                                                                                              EQ/GAMCO SMALL
                                                                                              COMPANY VALUE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    1,723  $    7,647
  Net realized gain (loss) on investments................................................    361,983     116,436
  Change in unrealized appreciation (depreciation) of investments........................   (475,102)    428,351
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,396)    552,434
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    616,177     524,398
   Transfers between funds including guaranteed interest account, net....................    (25,533)    703,582
   Transfers for contract benefits and terminations......................................   (406,976)   (417,713)
   Contract maintenance charges..........................................................    (25,262)    (18,305)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    158,406     791,962
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         96          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     47,106   1,344,396
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,598,899   1,254,503
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,646,005  $2,598,899
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL
                                                                                           MULTI-SECTOR EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   36,700  $   26,775
  Net realized gain (loss) on investments................................................    229,571    (519,768)
  Change in unrealized appreciation (depreciation) of investments........................   (511,930)    736,142
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (245,659)    243,149
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    371,350     450,849
   Transfers between funds including guaranteed interest account, net....................   (168,384)   (165,988)
   Transfers for contract benefits and terminations......................................   (474,433)   (556,131)
   Contract maintenance charges..........................................................    (19,851)    (23,233)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,318)   (294,503)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (536,977)    (51,354)
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,390,352   2,441,706
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,853,375  $2,390,352
                                                                                          ==========  ==========

                                                                                              EQ/INTERMEDIATE
                                                                                          GOVERNMENT BOND INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,757  $   39,250
  Net realized gain (loss) on investments................................................     (3,351)        990
  Change in unrealized appreciation (depreciation) of investments........................    154,840      95,379
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    167,246     135,619
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    840,819     952,584
   Transfers between funds including guaranteed interest account, net....................    591,458    (491,929)
   Transfers for contract benefits and terminations......................................   (537,616)   (501,037)
   Contract maintenance charges..........................................................    (37,156)    (39,089)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    857,505     (79,471)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  1,024,751      56,148
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,229,378   3,173,230
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,254,129  $3,229,378
                                                                                          ==========  ==========

                                                                                             EQ/INTERNATIONAL
                                                                                                CORE PLUS*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   82,625  $   58,863
  Net realized gain (loss) on investments................................................   (301,680)   (766,397)
  Change in unrealized appreciation (depreciation) of investments........................   (282,445)    984,578
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (501,500)    277,044
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    391,566     489,054
   Transfers between funds including guaranteed interest account, net....................    (80,997)   (382,229)
   Transfers for contract benefits and terminations......................................   (533,578)   (535,398)
   Contract maintenance charges..........................................................     23,841     (85,860)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (199,168)   (514,433)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (700,668)   (237,389)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,269,410   3,506,799
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,568,742  $3,269,410
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/INTERNATIONAL
                                                                                                EQUITY INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   366,275  $   328,779
  Net realized gain (loss) on investments................................................  (1,433,821)    (839,372)
  Change in unrealized appreciation (depreciation) of investments........................    (348,096)   1,171,180
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................  (1,415,642)     660,587
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   1,246,759    1,285,004
   Transfers between funds including guaranteed interest account, net....................    (801,839)    (943,523)
   Transfers for contract benefits and terminations......................................  (1,775,025)  (1,460,323)
   Contract maintenance charges..........................................................    (116,303)    (128,629)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,446,408)  (1,247,471)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,862,050)    (586,884)
NET ASSETS -- BEGINNING OF PERIOD........................................................  13,380,056   13,966,940
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,518,006  $13,380,056
                                                                                          ===========  ===========

                                                                                           EQ/INTERNATIONAL     EQ/JPMORGAN
                                                                                             VALUE PLUS*     VALUE OPPORTUNITIES*
                                                                                          -----------------  -------------------
                                                                                            2011      2010     2011       2010
                                                                                          --------  -------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,763  $   599  $   780    $   539
  Net realized gain (loss) on investments................................................     (128)  (2,854)    (104)      (119)
  Change in unrealized appreciation (depreciation) of investments........................  (15,241)   6,422      (31)     4,437
                                                                                          --------  -------   -------   -------

  Net Increase (decrease) in net assets from operations..................................  (13,606)   4,167      645      4,857
                                                                                          --------  -------   -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      810      699       --         --
   Transfers between funds including guaranteed interest account, net....................    5,717   (6,982)  25,004         --
   Transfers for contract benefits and terminations......................................       --       --       --         --
   Contract maintenance charges..........................................................     (831)    (786)    (553)      (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in net assets from contractowners transactions.................    5,696   (7,069)  24,451       (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --       --         --
                                                                                          --------  -------   -------   -------

INCREASE (DECREASE) IN NET ASSETS........................................................   (7,908)  (2,902)  25,096      4,446
NET ASSETS -- BEGINNING OF PERIOD........................................................   83,892   86,794   44,252     39,806
                                                                                          --------  -------   -------   -------

NET ASSETS -- END OF PERIOD.............................................................. $ 75,984  $83,892  $69,348    $44,252
                                                                                          ========  =======   =======   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP       EQ/LARGE CAP
                                                                                              CORE PLUS*        GROWTH INDEX*
                                                                                          ------------------  ----------------
                                                                                            2011      2010     2011     2010
                                                                                          --------  --------  ------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    566  $    992  $   26  $     89
  Net realized gain (loss) on investments................................................  (15,549)    7,201      11    (5,113)
  Change in unrealized appreciation (depreciation) of investments........................    8,417     4,894      32     1,475
                                                                                          --------  --------  ------  --------

  Net Increase (decrease) in net assets from operations..................................   (6,566)   13,087      69    (3,549)
                                                                                          --------  --------  ------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965     1,165      --    15,000
   Transfers between funds including guaranteed interest account, net....................       --        --      --   (73,645)
   Transfers for contract benefits and terminations......................................  (50,000)       --      --        --
   Contract maintenance charges..........................................................     (984)     (937)    (56)     (518)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (49,019)      228     (56)  (59,163)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --      --        --
                                                                                          --------  --------  ------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (55,585)   13,315      13   (62,712)
NET ASSETS -- BEGINNING OF PERIOD........................................................  105,505    92,190   2,890    65,602
                                                                                          --------  --------  ------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 49,920  $105,505  $2,903  $  2,890
                                                                                          ========  ========  ======  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH PLUS*
                                                                                          ----------------------
                                                                                           2011 (A)      2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,607  $   13,768
  Net realized gain (loss) on investments................................................     79,846      55,972
  Change in unrealized appreciation (depreciation) of investments........................   (240,178)    449,510
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (144,725)    519,250
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    608,386     575,664
   Transfers between funds including guaranteed interest account, net....................    151,976     (18,939)
   Transfers for contract benefits and terminations......................................   (815,716)   (708,337)
   Contract maintenance charges..........................................................    (38,680)    (37,688)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    (94,034)   (189,300)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.     (1,602)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (240,361)    329,950
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,910,807   3,580,857
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,670,446  $3,910,807
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/LARGE CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    89,212  $    92,504
  Net realized gain (loss) on investments................................................    (840,961)    (974,884)
  Change in unrealized appreciation (depreciation) of investments........................     388,746    1,834,501
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (363,003)     952,121
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     816,162    1,062,029
   Transfers between funds including guaranteed interest account, net....................    (165,847)    (563,026)
   Transfers for contract benefits and terminations......................................  (1,208,220)  (1,024,085)
   Contract maintenance charges..........................................................     (69,239)     (75,322)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (627,144)    (600,404)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (990,147)     351,717
NET ASSETS -- BEGINNING OF PERIOD........................................................   8,175,643    7,823,926
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 7,185,496  $ 8,175,643
                                                                                          ===========  ===========

                                                                                          EQ/MID CAP INDEX*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    169  $   276
  Net realized gain (loss) on investments................................................   (5,722)    (196)
  Change in unrealized appreciation (depreciation) of investments........................    5,635    8,337
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................       82    8,417
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,027    3,677
   Transfers between funds including guaranteed interest account, net....................  (14,870)   1,857
   Transfers for contract benefits and terminations......................................   (5,581)      --
   Contract maintenance charges..........................................................     (254)    (307)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................  (17,678)   5,227
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................  (17,596)  13,644
NET ASSETS -- BEGINNING OF PERIOD........................................................   42,743   29,099
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $ 25,147  $42,743
                                                                                          ========  =======

                                                                                           EQ/MID CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    62,392  $    72,997
  Net realized gain (loss) on investments................................................    (187,937)    (560,329)
  Change in unrealized appreciation (depreciation) of investments........................    (566,720)   2,019,887
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (692,265)   1,532,555
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     781,760      709,346
   Transfers between funds including guaranteed interest account, net....................    (435,001)    (214,787)
   Transfers for contract benefits and terminations......................................    (751,557)  (1,844,558)
   Contract maintenance charges..........................................................     (41,610)    (102,043)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (446,408)  (1,452,042)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,138,673)      80,513
NET ASSETS -- BEGINNING OF PERIOD........................................................   7,606,517    7,526,004
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 6,467,844  $ 7,606,517
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/MONEY MARKET*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $       (83) $       153
  Net realized gain (loss) on investments................................................         251          180
  Change in unrealized appreciation (depreciation) of investments........................      (1,863)         460
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................      (1,695)         793
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  12,425,672    9,453,883
   Transfers between funds including guaranteed interest account, net....................  (1,861,197)  (2,017,313)
   Transfers for contract benefits and terminations......................................  (5,824,196)  (3,695,204)
   Contract maintenance charges..........................................................    (190,788)    (180,058)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   4,549,491    3,561,308
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         501           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   4,548,297    3,562,101
NET ASSETS -- BEGINNING OF PERIOD........................................................   9,960,195    6,398,094
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,508,492  $ 9,960,195
                                                                                          ===========  ===========

                                                                                              EQ/PIMCO ULTRA
                                                                                                SHORT BOND*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   11,104  $    7,236
  Net realized gain (loss) on investments................................................     31,671     (45,575)
  Change in unrealized appreciation (depreciation) of investments........................    (48,478)     55,129
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     (5,703)     16,790
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    662,710     824,107
   Transfers between funds including guaranteed interest account, net....................   (339,712)   (337,171)
   Transfers for contract benefits and terminations......................................   (248,649)   (180,194)
   Contract maintenance charges..........................................................    (22,464)    (21,730)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     51,885     285,012
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     46,182     301,802
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,156,933   1,855,131
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,203,115  $2,156,933
                                                                                          ==========  ==========

                                                                                          EQ/QUALITY BOND PLUS*
                                                                                          --------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  2,415   $ 15,102
  Net realized gain (loss) on investments................................................   (9,181)      (153)
  Change in unrealized appreciation (depreciation) of investments........................    8,700     (6,612)
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................    1,934      8,337
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965      5,626
   Transfers between funds including guaranteed interest account, net....................  (42,016)        --
   Transfers for contract benefits and terminations......................................  (26,748)      (149)
   Contract maintenance charges..........................................................   (1,339)    (1,512)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................  (68,138)     3,965
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --         --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (66,204)    12,302
NET ASSETS -- BEGINNING OF PERIOD........................................................  138,425    126,123
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $ 72,221   $138,425
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/SMALL COMPANY INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,646  $   40,273
  Net realized gain (loss) on investments................................................     75,041    (277,870)
  Change in unrealized appreciation (depreciation) of investments........................   (235,904)  1,181,405
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (134,217)    943,808
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    515,698     597,301
   Transfers between funds including guaranteed interest account, net....................   (265,253)     61,458
   Transfers for contract benefits and terminations......................................   (929,397)   (474,436)
   Contract maintenance charges..........................................................    (38,958)    (41,546)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (717,910)    142,777
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         26          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (852,101)  1,086,585
NET ASSETS -- BEGINNING OF PERIOD........................................................  4,679,632   3,593,047
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,827,531  $4,679,632
                                                                                          ==========  ==========

                                                                                          EQ/T. ROWE PRICE   EQ/WELLS FARGO
                                                                                           GROWTH STOCK*      OMEGA GROWTH*
                                                                                          ---------------  ------------------
                                                                                            2011    2010     2011      2010
                                                                                          -------  ------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    --  $   --  $     --  $     14
  Net realized gain (loss) on investments................................................     429      (2)    5,587     3,202
  Change in unrealized appreciation (depreciation) of investments........................  (1,546)    209    (8,349)   14,819
                                                                                          -------  ------  --------  --------

  Net Increase (decrease) in net assets from operations..................................  (1,117)    207    (2,762)   18,035
                                                                                          -------  ------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     819      --     3,573        --
   Transfers between funds including guaranteed interest account, net....................  27,901      --   155,349        --
   Transfers for contract benefits and terminations......................................      --      --        --      (171)
   Contract maintenance charges..........................................................    (251)    (10)   (1,371)     (650)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  28,469     (10)  157,551      (821)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.      --      --        --        --
                                                                                          -------  ------  --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  27,352     197   154,789    17,214
NET ASSETS -- BEGINNING OF PERIOD........................................................   1,474   1,277   122,383   105,169
                                                                                          -------  ------  --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $28,826  $1,474  $277,172  $122,383
                                                                                          =======  ======  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                           MULTIMANAGER MULTI-
                                                                                              SECTOR BOND*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   40,980  $ 25,682
  Net realized gain (loss) on investments................................................      1,987     6,419
  Change in unrealized appreciation (depreciation) of investments........................        130     2,622
                                                                                          ----------  --------

  Net Increase (decrease) in net assets from operations..................................     43,097    34,723
                                                                                          ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    327,492   242,653
   Transfers between funds including guaranteed interest account, net....................   (116,253)  300,785
   Transfers for contract benefits and terminations......................................   (141,554)  (99,947)
   Contract maintenance charges..........................................................     (8,354)   (6,890)
                                                                                          ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.................     61,331   436,601
                                                                                          ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --        --
                                                                                          ----------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................    104,428   471,324
NET ASSETS -- BEGINNING OF PERIOD........................................................    989,211   517,887
                                                                                          ----------  --------

NET ASSETS -- END OF PERIOD.............................................................. $1,093,639  $989,211
                                                                                          ==========  ========

                                                                                          MULTIMANAGER SMALL
                                                                                              CAP VALUE*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    104  $   132
  Net realized gain (loss) on investments................................................   (8,634)  (3,379)
  Change in unrealized appreciation (depreciation) of investments........................    5,148   22,795
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................   (3,382)  19,548
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      137      641
   Transfers between funds including guaranteed interest account, net....................   52,653    3,251
   Transfers for contract benefits and terminations......................................   (9,256)    (109)
   Contract maintenance charges..........................................................     (767)    (589)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................   42,767    3,194
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................   39,387   22,742
NET ASSETS -- BEGINNING OF PERIOD........................................................   98,560   75,818
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $137,947  $98,560
                                                                                          ========  =======

                                                                                               MULTIMANAGER
                                                                                                TECHNOLOGY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $     (343) $       --
  Net realized gain (loss) on investments................................................     92,877      28,307
  Change in unrealized appreciation (depreciation) of investments........................   (228,585)    476,775
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (136,051)    505,082
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    441,388     467,640
   Transfers between funds including guaranteed interest account, net....................   (196,165)    (76,677)
   Transfers for contract benefits and terminations......................................   (503,556)   (261,042)
   Contract maintenance charges..........................................................    (32,861)    (31,060)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,194)     98,861
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         25          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (427,220)    603,943
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,530,780   2,926,837
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,103,560  $3,530,780
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          TARGET 2015 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   25,110  $   26,903
  Net realized gain (loss) on investments................................................    (23,431)      2,889
  Change in unrealized appreciation (depreciation) of investments........................    (38,965)    160,211
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (37,286)    190,003
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    320,080     441,264
   Transfers between funds including guaranteed interest account, net....................   (362,206)     33,376
   Transfers for contract benefits and terminations......................................   (327,200)    (28,286)
   Contract maintenance charges..........................................................    (16,717)    (17,124)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (386,043)    429,230
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (423,329)    619,233
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,032,569   1,413,336
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,609,240  $2,032,569
                                                                                          ==========  ==========

                                                                                          TARGET 2025 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   28,563  $   25,219
  Net realized gain (loss) on investments................................................     96,569     (51,908)
  Change in unrealized appreciation (depreciation) of investments........................   (236,374)    229,773
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,242)    203,084
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    579,359     586,880
   Transfers between funds including guaranteed interest account, net....................   (271,625)    168,207
   Transfers for contract benefits and terminations......................................   (250,553)   (123,666)
   Contract maintenance charges..........................................................    (21,726)    (16,952)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     35,455     614,469
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (75,786)    817,553
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,063,692   1,246,139
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,987,906  $2,063,692
                                                                                          ==========  ==========

                                                                                              TARGET 2035
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  6,529  $  4,606
  Net realized gain (loss) on investments................................................   34,000   (11,548)
  Change in unrealized appreciation (depreciation) of investments........................  (61,062)   53,131
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (20,533)   46,189
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  182,968   143,772
   Transfers between funds including guaranteed interest account, net....................  (22,436)   45,500
   Transfers for contract benefits and terminations......................................  (60,841)  (66,616)
   Contract maintenance charges..........................................................   (4,664)   (3,599)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   95,027   119,057
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        4        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   74,498   165,246
NET ASSETS -- BEGINNING OF PERIOD........................................................  403,649   238,403
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $478,147  $403,649
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              TARGET 2045
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  5,078  $  3,363
  Net realized gain (loss) on investments................................................   31,613     2,989
  Change in unrealized appreciation (depreciation) of investments........................  (57,723)   29,458
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (21,032)   35,810
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  163,929   130,299
   Transfers between funds including guaranteed interest account, net....................  (18,420)   (6,224)
   Transfers for contract benefits and terminations......................................  (72,976)  (62,501)
   Contract maintenance charges..........................................................   (3,878)   (2,984)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   68,655    58,590
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       53        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   47,676    94,400

NET ASSETS -- BEGINNING OF PERIOD........................................................  325,363   230,963
                                                                                          --------  --------
NET ASSETS -- END OF PERIOD.............................................................. $373,039  $325,363
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-58

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, The "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 37 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------
                                       EQ/AllianceBernstein Small Cap Growth
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth Index
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Growth PLUS
                                       EQ/Capital Guardian Research           EQ/Large Cap Value PLUS
                                       EQ/Equity 500 Index                    EQ/Mid Cap Index
                                       EQ/Equity Growth PLUS                  EQ/Mid Cap Value PLUS
                                       EQ/Global Multi-Sector Equity          EQ/Money Market
                                       EQ/Intermediate Government Bond Index  EQ/Quality Bond PLUS
                                       EQ/International Core PLUS             EQ/T. Rowe Price Growth Stock
                                       EQ/International Equity Index/(1)/     EQ/Wells Fargo Omega Growth/(3)/
                                       EQ/International Value PLUS/(2)/       AXA PREMIER VIP TRUST*
                                       EQ/JPMorgan Value Opportunities        Multimanager Multi-Sector Bond
                                       EQ/Large Cap Core PLUS                 Multimanager Small Cap Value

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------        Multimanager Technology
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Small Company Value           AXA Aggressive Allocation
                                       EQ/Global Multi-Sector Equity          AXA Conservative Allocation
                                       EQ/Intermediate Government Bond Index  AXA Conservative-Plus Allocation
                                       EQ/International Core PLUS             AXA Moderate Allocation
                                       EQ/International Equity Index/(1)/     AXA Moderate-Plus Allocation
                                       EQ/Large Cap Growth PLUS               Multimanager Multi-Sector Bond
                                       EQ/Large Cap Value PLUS                Multimanager Technology
                                       EQ/Mid Cap Value PLUS                  Target 2015 Allocation
                                       EQ/Money Market                        Target 2025 Allocation
                                       EQ/PIMCO Ultra Short Bond              Target 2035 Allocation
                                       EQ/Small Company Index                 Target 2045 Allocation

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
  (1)Formerly known as EQ/AllianceBernstein International

                                    FSA-59

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

  (2)Formerly known as EQ/BlackRock International value
  (3)Formerly known as EQ/Wells Fargo Advantage Omega Growth
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Accounts' financial statements and disclosures.

   Investment securities for Separate Accounts No. 10, 4 and 3 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-60

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2011, the average monthly notional value of futures contracts held in Separate Account No. 4 was $396,461. All futures contracts were related to equity contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. For the year ended December 31, 2011, the average monthly principal amount of forward foreign currency exchange contracts held in Separate Account No. 10 was $341,686.

                                    FSA-61

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

                                    FSA-62

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-63

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011
                                                             LEVEL 1
                                               --------------------------------------------
                                                 SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10       NO. 4/(2)/     NO. 3/(2)/
                                                -----------    -----------    -----------
ASSETS
Investments:
Common Stocks
 Consumer Discretionary....................... $ 1,299,550    $ 9,779,654    $ 3,535,622
 Consumer Staples.............................   1,089,590      8,763,096      1,206,794
 Energy.......................................   1,195,457      7,583,833      2,294,519
 Financials...................................   1,060,034      2,651,668      1,425,783
 Health Care..................................   2,469,143      8,605,886      4,142,020
 Industrial...................................     877,043      8,682,937             --
 Information Technology.......................   1,956,148     19,153,906      5,083,502
 Materials....................................     442,906      3,666,015        452,941
 Telecommunication Services...................     203,216        830,756             --
 Utilities....................................     408,378         62,047             --
 Producers Durables...........................          --             --      4,455,011
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  11,001,465     69,779,798     22,596,192
                                                -----------    -----------    -----------
 Short term...................................     886,379        181,718        371,027
                                                -----------    -----------    -----------
TOTAL LEVEL 1................................. $11,887,844    $69,961,516    $22,967,219
                                                ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10          NO. 4          NO. 3
                                                -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 4,345,639    $        --    $        --
 U.S. Treasury, government and agency.........   3,213,968             --             --
 States and political subdivision.............      49,214             --             --
 Foreign governments..........................      82,421             --             --
 Commercial mortgage-backed...................     765,961             --             --
 Residential mortgage-backed..................   2,862,657             --             --
 Asset-backed.................................          --             --             --
                                                -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,319,860             --             --
                                                -----------    -----------    -----------
Common Stocks
 Consumer Discretionary.......................     601,336             --             --
 Consumer Staples.............................   1,017,229             --             --
 Energy.......................................   1,102,876             --             --
 Financials...................................   1,813,201             --             --
 Health Care..................................     693,968             --             --
 Industrial...................................     885,826             --             --
 Information Technology.......................     291,463             --             --
 Materials....................................     822,248             --             --
 Telecommunication Services...................     538,091             --             --
 Utilities....................................     322,013             --             --
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................   8,088,251             --             --
                                                -----------    -----------    -----------
 Preferred Stocks.............................      44,989             --             --
                                                -----------    -----------    -----------
TOTAL LEVEL 2................................. $19,453,100    $        --    $        --
                                                ===========    ===========    ===========

                                    FSA-64

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)

                                                             LEVEL 3
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                 NO. 10      NO. 4       NO. 3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Commercial mortgage-backed................... $   114,456 $        -- $        --
 Asset-backed.................................      58,797          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.     173,253          --          --
                                               ----------- ----------- -----------
Common Stocks
 Energy.......................................          --      45,600          --
                                               ----------- ----------- -----------
TOTAL LEVEL 3................................. $   173,253 $    45,600 $        --
                                               ----------- ----------- -----------
 TOTAL ASSETS................................. $31,514,197 $70,007,116 $22,967,219
                                               =========== =========== ===========

The policy is to recognize transfers in and transfers out of the valuation levels as of the end of the actual date of the event or change in circumstances that caused transfer for Separate Account No. 10. During the year ended December 31, 2011, Separate Account No. 10 had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the use of international fair value pricing procedures at December 31, 2011. On December 31, 2011, foreign equity securities with a market value of $8,088,251 were transferred from Level 1 to Level 2.

                                                                            LEVEL 3 INSTRUMENTS
                                                                          FAIR VALUE MEASUREMENTS
                                                                          SEPARATE ACCOUNT NO. 10
                                                            --------------------------------------------------
                                                            COMMERCIAL
                                                             MORTGAGE    ASSET      CONSUMER         TOTAL
                                                              BACKED     BACKED   DISCRETIONARY INVESTMENTS/(1)/
                                                            ---------- ---------  ------------- ---------------
BALANCE, DECEMBER 31, 2010................................. $ 302,350  $ 186,759    $     --       $ 489,109
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Net amortization/accretion................................       139        117          --             256
 Investment (losses) gains, net............................   (29,320)   (74,949)    (12,735)       (117,004)
                                                            ---------  ---------    --------       ---------
   SUBTOTAL................................................   (29,181)   (74,832)    (12,735)       (116,748)
                                                            ---------  ---------    --------       ---------
 Change in unrealized gain/(loss)..........................    19,561     55,509        (207)         74,863
 Purchases.................................................        --         --      34,130          34,130
 Sales.....................................................  (178,274)  (108,639)    (21,188)       (308,101)
                                                            ---------  ---------    --------       ---------
BALANCE, DECEMBER 31, 2011................................. $ 114,456  $  58,797    $     --       $ 173,253
                                                            =========  =========    ========       =========

                                    FSA-65

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


                                                              LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                             SEPARATE ACCOUNT NO. 4
                                                            --------------------------
                                                                            TOTAL
                                                              ENERGY   INVESTMENTS/(1)/
                                                            --------   ---------------
BALANCE, DECEMBER 31, 2010................................. $    --        $    --
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Investment (losses) gains, net............................      60             60
                                                            -------        -------
   SUBTOTAL................................................      60             60
                                                            -------        -------
 Change in unrealized gain/(loss)..........................  11,515         11,515
 Purchases.................................................  34,085         34,085
 Sales.....................................................     (60)           (60)
                                                            -------        -------
BALANCE, DECEMBER 31, 2011................................. $45,600        $45,600
                                                            =======        =======

-----------
(1)There were no transfers into, and out of, Level 3 during the year for Separate Accounts No. 4 and 10.
(2)There were no transfers between Level 1 and 2 during the year for Separate Accounts No. 4 and 3.

   The table below details the changes in unrealized gains for 2011 by category for Level 3 assets still held at December 31, 2011:

                                                     SEPARATE ACCOUNT SEPARATE ACCOUNT
                                                          NO. 4            NO. 10
                                                     ---------------- ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2011
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Commercial mortgage-backed.........................     $    --          $ 7,651
 Residential mortgage-backed........................          --               --
 Asset-backed.......................................          --           (8,125)
                                                         -------          -------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.......          --             (474)
                                                         -------          -------
Common Stocks
 Energy.............................................      11,515               --
                                                         -------          -------
TOTAL...............................................     $11,515          $  (474)
                                                         =======          =======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1 and Level 2 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
AXA Aggressive Allocation............. $  646,824 $  492,895
AXA Conservative Allocation...........    793,477    282,910
AXA Conservative-Plus Allocation......    177,175    137,667
AXA Moderate Allocation...............  3,600,093  1,548,103
AXA Moderate-Plus Allocation..........    248,456    489,057
EQ/AllianceBernstein Small Cap Growth.     94,348     56,419
EQ/BlackRock Basic Value Equity.......     25,058      9,512
EQ/Calvert Socially Responsible.......    256,627    422,456
EQ/Capital Guardian Research..........    826,523    823,246
EQ/Equity 500 Index...................  2,513,672  4,016,663

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Purchases and Sales on Investments (Concluded)

                                        PURCHASES    SALES
                                       ----------- ----------
EQ/Equity Growth PLUS................. $    55,340 $  125,759
EQ/GAMCO Small Company Value..........   1,058,890    869,355
EQ/Global Multi-Sector Equity.........     615,508    869,903
EQ/Intermediate Government Bond Index.   1,639,563    765,813
EQ/International Core PLUS............   1,016,043  1,132,234
EQ/International Equity Index.........   1,458,446  2,537,179
EQ/International Value PLUS...........       8,229        770
EQ/JPMorgan Value Opportunities.......      25,755        524
EQ/Large Cap Core PLUS................       5,092     50,985
EQ/Large Cap Growth Index.............          26         56
EQ/Large Cap Growth PLUS..............     994,152  1,072,146
EQ/Large Cap Value PLUS...............     978,929  1,516,009
EQ/Mid Cap Index......................      18,181     35,690
EQ/Mid Cap Value PLUS.................     938,454  1,321,599
EQ/Money Market.......................  13,569,661  9,017,244
EQ/PIMCO Ultra Short Bond.............   1,006,037    942,757
EQ/Quality Bond PLUS..................       3,639     69,359
EQ/Small Company Index................     886,375  1,230,579
EQ/T. Rowe Price Growth Stock.........      57,863     29,394
EQ/Wells Fargo Omega Growth...........     174,224     12,195
Multimanager Multi-Sector Bond........     640,462    538,026
Multimanager Small Cap Value..........      76,741     33,870
Multimanager Technology...............     758,516  1,049,654
Target 2015 Allocation................     365,328    703,630
Target 2025 Allocation................     704,461    627,843
Target 2035 Allocation................     209,221    105,194
Target 2045 Allocation................     171,423     95,257

   Investment Security Transactions

   For the year ended December 31, 2011, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4 and 3:

                                  PURCHASES                      SALES
                         ---------------------------- ----------------------------
                                             U.S.                         U.S.
                           STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                     DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                     --------------- ------------ --------------- ------------
Separate Account No. 10.   $23,241,832    $6,119,821    $31,871,084    $7,364,282
Separate Account No. 4..    13,758,814            --     20,259,566            --
Separate Account No. 3..    33,810,426            --     37,278,849            --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares. Effective January 1, 2012, Class A units of the Variable Investment Options will be charged a 12b-1 fee.

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Related Party Transactions (Concluded)


   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.06% to a high of 1.14% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Reorganizations

   In 2011, a fund reorganization occurred within EQAT. The corresponding reorganization occurred within the Variable Investment Options of Separate Account No. 66. The purpose of the reorganization was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, the merger was approved by shareholders, whereby, certain Portfolios of EQAT (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, the reorganization which occurred in 2011 was treated as merger. In 2011, there were no reorganizations within Separate Accounts No. 10, 4, and 3. In 2010, there were no reorganizations within the Variable Investments of the Separate Account No. 66 and Separate Accounts No. 10, 4, and 3.

-------------------------------------------------------------------------------
                          REMOVED PORTFOLIO          SURVIVING PORTFOLIO
-------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------
Shares -- Class B           6,897                       7,139
Value -- Class B          $ 13.86                    $  17.57
Net Assets Before Merger  $95,596                    $ 29,839
Net Assets After Merger   $    --                    $125,435

7. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)

   holders (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)


   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   Institutional

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Concluded)


   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND   MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
RIA
Issued..................   --       --      --         --       --        --
Redeemed................   (4)      (4)     (1)        (1)      --        (2)
                          ----     ----    ---        ---      ---       ---
Net Decrease............   (4)      (4)     (1)        (1)      --        (2)
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     GROWTH EQUITY FUND  MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
MRP
Issued..................   52       66      13         23       57        55
Redeemed................ (108)    (104)    (23)       (33)     (96)      (49)
                          ----     ----    ---        ---      ---       ---
Net Increase (Decrease).  (56)     (38)    (10)       (10)     (39)        6
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND
                         ----------------  ----------------
                         2011     2010     2011       2010
                         ----     ----     ----       ----
EPP
Issued..................   --       --      --         --
Redeemed................   (2)      --      --         --
                          ----     ----    ---        ---
Net Decrease............   (2)      --      --         --
                          ====     ====    ===        ===

                                                               MID CAP GROWTH
                         BALANCED ACCOUNT  GROWTH STOCK ACCOUNT STOCK ACCOUNT
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
INSTITUTIONAL
Issued..................   --       --      --         --       --        --
Redeemed................   --       --      --         (1)      --        --
                          ----     ----    ---        ---      ---       ---
Net Decrease............   --       --      --         (1)      --        --
                          ====     ====    ===        ===      ===       ===

   SEPARATE ACCOUNT NO. 66:

                          AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                          ALLOCATION     ALLOCATION       PLUS ALLOCATION   ALLOCATION
                          -------------  ---------------  ----------------  ----------
                          2011    2010   2011     2010    2011     2010     2011   2010
                          ----    ----   ----     ----    ----     ----     ----   ----
RIA
Net Issued...............  --      --     --       --      --       --        --     --
Net Redeemed.............  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
MRP
Net Issued...............  66      82     69       42      15       28       319    481
Net Redeemed............. (57)    (17)   (26)     (25)    (14)     (22)     (156)  (155)
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).   9      65     43       17       1        6       163    326
                          ---     ---    ---      ---     ---      ---      ----   ----

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Continued)

                          AXA MODERATE-     EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK       EQ/CALVERT SOCIALLY
                          PLUS ALLOCATION   SMALL CAP GROWTH     BASIC VALUE EQUITY RESPONSIBLE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --        1        --        --        --
Net Redeemed.............  --        --       --         --       --        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --        1        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  20       130       --         --       --        --        32        51
Net Redeemed............. (50)      (21)      --         --       --        --       (53)      (28)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (30)      109       --         --       --        --       (21)       23
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/CAPITAL        EQ/EQUITY 500        EQ/EQUITY          EQ/GAMCO SMALL
                          GUARDIAN RESEARCH    INDEX             GROWTH PLUS        COMPANY VALUE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  46        35      238        217       --        --        68       107
Net Redeemed............. (44)      (81)    (364)      (287)      --        --       (58)      (46)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).   2       (46)    (126)       (70)      --        --        10        61
                          ---       ---       ----       ----    ---        ----      ----      ----

                                            EQ/INTERMEDIATE
                          EQ/GLOBAL         GOVERNMENT           EQ/INTERNATIONAL   EQ/INTERNATIONAL
                          MULTI-SECTOR EQUITY BOND INDEX           CORE PLUS          EQUITY INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  45        62      136         95       69        60        63        61
Net Redeemed............. (73)      (81)     (66)      (100)     (88)     (108)     (130)     (126)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (28)      (19)      70         (5)     (19)      (48)      (67)      (65)
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/INTERNATIONAL  EQ/JPMORGAN VALUE    EQ/LARGE CAP       EQ/LARGE CAP
                          VALUE PLUS        OPPORTUNITIES        CORE PLUS          GROWTH INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --        1         --       --        --        --        --
Net Redeemed.............  --        --       --         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --        1         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Concluded)

                          EQ/LARGE CAP     EQ/LARGE CAP   EQ/MID CAP        EQ/MID CAP
                          GROWTH PLUS      VALUE PLUS       INDEX           VALUE PLUS
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    1       --       1       1    --       --       --        --
Net Redeemed.............   (2)      (2)     (2)     (3)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      (2)     (1)     (2)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............  117      126      69      98    --       --       56        55
Net Redeemed............. (132)    (112)   (109)   (140)   --       --      (83)     (157)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (15)      14     (40)    (42)   --       --      (27)     (102)
                           ----     ----    ----   ----   ---      ---      ---      ----

                           EQ/MONEY        EQ/PIMCO ULTRA EQ/QUALITY         EQ/SMALL
                            MARKET         SHORT BOND     BOND PLUS         COMPANY INDEX
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued............... 1361      987      85      76    --       --       33        61
Net Redeemed............. (895)    (631)    (81)    (51)   --       --      (77)      (51)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  466      356       4      25    --       --      (44)       10
                           ----     ----    ----   ----   ---      ---      ---      ----

                          EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER      MULTIMANAGER
                          GROWTH STOCK     OMEGA GROWTH   MULTI-SECTOR BOND SMALL CAP VALUE
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    6       --       1      --    --       --        1        --
Net Redeemed.............   (3)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).    3       --       1      --    --       --        1        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   --       --      --      --    65       67       --        --
Net Redeemed.............   --       --      --      --   (51)     (17)      --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    14       50       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----

                          MULTIMANAGER     TARGET 2015    TARGET 2025       TARGET 2035
                          TECHNOLOGY       ALLOCATION     ALLOCATION        ALLOCATION
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   50       59      34      53    73      103       23        23
Net Redeemed.............  (70)     (47)    (74)     (3)  (73)     (28)     (12)       (8)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (20)      12     (40)     50    --       75       11        15
                           ----     ----    ----   ----   ---      ---      ---      ----

                          TARGET 2045
                          ALLOCATION
                          ---------------
                          2011     2010
                          ----     ----
RIA
Net Issued...............   --       --
Net Redeemed.............   --       --
                           ----     ----
Net Increase (Decreased).   --       --
                           ----     ----
MRP
Net Issued...............   20       17
Net Redeemed.............  (11)     (10)
                           ----     ----
Net Increase (Decreased).    9        7
                           ----     ----

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


9. Restatement

   In 2011, AXA Equitable discovered that it inadvertently had not recorded a security and related dividends arising from a class action settlement attributable to Separate Accounts No. 10, 4, and 3. This matter affected the previously issued financial statements of those Separate Accounts for periods ended on or before December 31, 2010. The accompanying financial statements of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct the resulting misstatements; the impact on the financial statements for periods ended on or prior to December 31, 2007 was not material. The affected Funds and the effect of the restatement on each, are as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNT NO. 10
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $39,691,163  $40,126,206
Net investment income for the year ended December 31, 2010.................................              982,370    1,274,508
Change in unrealized appreciation of investments...........................................            1,638,056    1,935,107
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            3,333,913    3,923,102
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,513,232)  (5,556,163)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,662,309)  (2,705,240)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................              671,604    1,217,862
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $40,362,767  $41,344,068
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN BALANCED FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $210.35  $    193.55  $    156.08
Unit value, end of period -- as restated................................................... $215.46  $    195.67  $    157.54
Net assets, (000s) -- as originally presented.............................................. $ 3,950  $     4,521  $     5,210
Net assets, (000s) -- as restated.......................................................... $ 4,046  $     4,571  $     5,259
Expense ratio -- as originally presented...................................................    0.61%        0.55%        0.63%
Expense ratio -- as restated...............................................................    0.60%        0.55%        0.63%
Total return -- as originally presented....................................................    8.68%       24.01%      (29.69%)
Total return -- as restated................................................................   10.12%       24.20%      (29.03%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

MRP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $ 50.35  $     46.33  $     37.35
Unit value, end of period -- as restated................................................... $ 51.57  $     46.84  $     37.70
Net assets, (000s) -- as originally presented.............................................. $26,962  $    26,557  $    22,374
Net assets, (000s) -- as restated.......................................................... $27,617  $    26,851  $    22,582
Expense ratio -- as originally presented...................................................    0.61%        0.55%        1.69%
Expense ratio -- as restated...............................................................    0.60%        0.55%        1.69%
Total return -- as originally presented....................................................    8.68%       24.04%      (30.44%)
Total return -- as restated................................................................   10.11%       24.24%      (29.79%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

EPP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $219.29  $    201.26  $    161.90
Unit value, end of period -- as restated................................................... $224.62  $    203.47  $    163.42
Net assets, (000s) -- as originally presented.............................................. $   822  $       749  $       640
Net assets, (000s) -- as restated.......................................................... $   842  $       757  $       626
Expense ratio -- as originally presented...................................................    0.36%        0.30%        0.38%
Expense ratio -- as restated...............................................................    0.35%        0.30%        0.38%
Total return -- as originally presented....................................................    8.96%       24.31%      (29.51%)
Total return -- as restated................................................................   10.40%       24.51%      (28.85%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

BALANCED ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $22,862.41  $20,931.14  $16,794.82
Unit value, end of period -- as restated............. $23,418.24  $21,160.56  $16,952.35
Net assets, (000s) -- as originally presented........ $    8,642  $    7,870  $    6,298
Net assets, (000s) -- as restated.................... $    8,852  $    7,956  $    6,391
Expense ratio -- as originally presented.............       0.11%       0.05%       0.13%
Expense ratio -- as restated.........................       0.10%       0.05%       0.13%
Total return -- as originally presented..............       9.23%      24.63%     (29.34%)
Total return -- as restated..........................      10.67%      24.82%     (28.67%)
Investment Income ratio -- as originally presented...       3.02%       3.50%       4.01%
Investment Income ratio -- as restated...............       3.68%       3.45%       3.99%

---------------------------------------------------------------------------------------------------------------------------------
                                                     SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY         AS
                                                                                                      PRESENTED       RESTATED
                                                                                                     ------------  ------------
NET ASSETS, JANUARY 1, 2010................................................................          $ 76,284,192  $ 76,526,642
Net investment income for the year ended December 31, 2010.................................             1,035,895     1,324,468
Change in unrealized appreciation of investments...........................................             3,511,778     3,805,212
                                                                                                     ------------  ------------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            10,471,344    11,053,351
                                                                                                     ------------  ------------
Contract owner Transactions Withdrawals....................................................           (20,251,205)  (20,350,245)
                                                                                                     ------------  ------------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (13,110,626)  (13,209,666)
                                                                                                     ------------  ------------
Decrease in net assets for the year ended December 31, 2010................................            (2,634,579)   (2,151,612)
                                                                                                     ------------  ------------
NET ASSETS, DECEMBER 31, 2010..............................................................          $ 73,649,613  $ 74,375,030
                                                                                                     ============  ============

ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $823.87  $     704.77  $     508.49
Unit value, end of period -- as restated................................................... $831.98  $     707.01  $     509.50
Net assets, (000s) -- as originally presented.............................................. $ 3,925  $      4,265  $      3,809
Net assets, (000s) -- as restated.......................................................... $ 3,964  $      4,278  $      3,817
Expense ratio -- as originally presented...................................................    0.15%         0.27%         0.51%
Expense ratio -- as restated...............................................................    0.15%         0.27%         0.51%
Total return -- as originally presented....................................................   16.90%        38.60%       (42.23%)
Total return -- as restated................................................................   17.68%        38.76%       (42.12%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

EPP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $854.84  $     731.27  $     527.45
Unit value, end of period -- as restated................................................... $863.26  $     733.59  $     528.50
Net assets, (000s) -- as originally presented.............................................. $ 2,619  $      2,303  $      2,341
Net assets, (000s) -- as restated.......................................................... $ 2,645  $      2,311  $      2,345
Expense ratio -- as originally presented...................................................    0.15%         0.24%         0.26%
Expense ratio -- as restated...............................................................    0.15%         0.24%         0.26%
Total return -- as originally presented....................................................   16.90%        38.64%       (42.09%)
Total return -- as restated................................................................   17.68%        38.81%       (41.98%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $  323.88  $  277.66  $  200.69
Unit value, end of period -- as restated............. $  327.07  $  278.54  $  201.09
Net assets, (000s) -- as originally presented........ $  29,027  $  27,765  $  20,675
Net assets, (000s) -- as restated.................... $  29,313  $  27,854  $  20,716
Expense ratio -- as originally presented.............      0.37%      0.48%      1.57%
Expense ratio -- as restated.........................      0.37%      0.47%      1.57%
Total return -- as originally presented..............     16.65%     38.35%    (42.87%)
Total return -- as restated..........................     17.42%     38.52%    (42.75%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $8,880.54  $7,590.76  $5,469.59
Unit value, end of period -- as restated............. $8,968.01  $7,614.89  $5,480.48
Net assets, (000s) -- as originally presented........ $  38,080  $  41,954  $  38,789
Net assets, (000s) -- as restated.................... $  38,455  $  42,087  $  38,868
Expense ratio -- as originally presented.............      0.07%      0.15%      0.01%
Expense ratio -- as restated.........................      0.07%      0.15%      0.01%
Total return -- as originally presented..............     16.99%     38.78%    (41.94%)
Total return -- as restated..........................     17.77%     38.95%    (41.83%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

-------------------------------------------------------------------------------------------------------------------------------
                                                    SEPARATE ACCOUNT NO. 3
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $20,628,760  $20,834,454
Net investment income for the year ended December 31, 2010.................................              (28,708)     204,904
Change in unrealized appreciation of investments...........................................              728,482      966,040
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            6,159,348    6,630,518
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,303,072)  (5,360,094)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,402,184)  (2,459,197)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................            3,757,164    4,171,312
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $24,385,924  $25,005,766
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $318.86  $    240.56  $    162.98
Unit value, end of period -- as restated................................................... $326.96  $    242.96  $    164.14
Net assets, (000s) -- as originally presented.............................................. $ 2,384  $     2,225  $     1,878
Net assets, (000s) -- as restated.......................................................... $ 2,445  $     2,248  $     1,891
Expense ratio -- as originally presented...................................................    0.52%        0.73%        0.58%
Expense ratio -- as restated...............................................................    0.52%        0.72%        0.58%
Total return -- as originally presented....................................................   32.55%       47.60%      (45.26%)
Total return -- as restated................................................................   34.58%       48.02%      (44.87%)
Investment Income ratio -- as originally presented.........................................    0.46%        0.59%        0.20%
Investment Income ratio -- as restated.....................................................    1.50%        0.58%        0.19%

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Concluded)

MRP
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $    65.56  $    49.53  $    33.60
Unit value, end of period -- as restated............. $    67.23  $    50.02  $    33.84
Net assets, (000s) -- as originally presented........ $   21,443  $   15,918  $   11,361
Net assets, (000s) -- as restated.................... $   21,988  $   16,076  $   11,441
Expense ratio -- as originally presented.............       0.67%       0.88%       1.80%
Expense ratio -- as restated.........................       0.67%       0.87%       1.80%
Total return -- as originally presented..............      32.36%      47.41%     (45.95%)
Total return -- as restated..........................      34.39%      47.83%     (45.57%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

MID CAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $34,652.25  $26,012.67  $17,535.26
Unit value, end of period -- as restated............. $35,533.04  $26,272.05  $17,660.31
Net assets, (000s) -- as originally presented........ $      554  $    2,497  $    3,886
Net assets, (000s) -- as restated.................... $      569  $    2,522  $    3,921
Expense ratio -- as originally presented.............       0.02%       0.23%       0.08%
Expense ratio -- as restated.........................       0.02%       0.22%       0.08%
Total return -- as originally presented..............      33.21%      48.34%     (44.98%)
Total return -- as restated..........................      35.25%      48.76%     (44.60%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

10.Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                                     DECEMBER 31, 2011
                                                                       --------------------------------------------
                                                                                  UNITS     NET
                                                                        UNIT   OUTSTANDING ASSETS   TOTAL    EXPENSE
                                                                       VALUES    (000S)    (000S)  RETURN**  RATIO*
                                                                       ------- ----------- ------- --------  -------
   SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
   2011......................... RIA* - contract charge 0.50% (e)      $214.40      15     $ 3,310   (0.49)%  0.63%
   2010......................... RIA* - contract charge 0.50% (e) (g)  $215.46      19     $ 4,046   10.12%   0.60%
   2009......................... RIA* - contract charge 0.50% (e) (g)  $195.67      23     $ 4,571   24.20%   0.55%
   2008......................... RIA* - contract charge 0.50% (e) (g)  $157.54      33     $ 5,259  (29.03)%  0.63%
   2007......................... RIA* - contract charge 0.50% (e)      $221.99      40     $ 8,924    5.05%   0.77%
   2011......................... MRP* - contract charge 0.50% (e)      $ 51.32     479     $24,589   (0.50)%  0.63%
   2010......................... MRP* - contract charge 0.50% (e) (g)  $ 51.57     535     $27,617   10.11%   0.60%
   2009......................... MRP* - contract charge 0.50% (e) (g)  $ 46.84     573     $26,851   24.24%   0.55%
   2008......................... MRP* - contract charge 1.56% (e) (g)  $ 37.70     599     $22,582  (29.79)%  1.69%
   2007......................... MRP* - contract charge 1.53% (e)      $ 53.70     677     $36,357    3.99%   1.80%

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)

                                                                                       DECEMBER 31, 2011
                                                                       ------------------------------------------------
                                                                                     UNITS      NET
                                                                          UNIT    OUTSTANDING  ASSETS   TOTAL    EXPENSE
                                                                         VALUES     (000S)     (000S)  RETURN**  RATIO*
                                                                       ---------- ----------- -------- --------  -------
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2011........................ EPP* - contract charge 0.25% (e)      $   224.07       2     $    408   (0.24)%  0.38%
    2010........................ EPP* - contract charge 0.25% (e) (g)  $   224.62       4     $    842   10.40%   0.35%
    2009........................ EPP* - contract charge 0.25% (e) (g)  $   203.47       4     $    757   24.51%   0.30%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   163.42       4     $    626  (28.85)%  0.38%
    2007........................ EPP* - contract charge 0.25% (e)      $   229.69       6     $  1,431    5.32%   0.52%

BALANCED ACCOUNT
----------------
    2011........................ Institutional (e)                     $23,414.58       0     $  2,524   (0.02)%  0.13%
    2010........................ Institutional (e) (g)                 $23,418.24       0     $  8,852   10.67%   0.10%
    2009........................ Institutional (e) (g)                 $21,160.56       0     $  7,956   24.82%   0.05%
    2008........................ Institutional (e) (g)                 $16,952.35       0     $  6,391  (28.67)%  0.13%
    2007........................ Institutional (e)                     $23,767.57       0     $  8,533    5.58%   0.27%

    SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
    2011........................ RIA* - contract charge 0.08% (e)      $   861.69       4     $  3,275    3.57%   0.16%
    2010........................ RIA* - contract charge 0.08% (e) (g)  $   831.98       5     $  3,964   17.68%   0.15%
    2009........................ RIA* - contract charge 0.08% (e) (g)  $   707.01       6     $  4,278   38.76%   0.27%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   509.50       7     $  3,817  (42.12)%  0.51%
    2007........................ RIA* - contract charge 0.50% (e)      $   880.30      11     $ 10,082   13.46%   0.53%
    2011........................ EPP* - contract charge 0.08% (e)      $   894.10       3     $  2,616    3.57%   0.16%
    2010........................ EPP* - contract charge 0.08% (e) (g)  $   863.26       3     $  2,645   17.68%   0.15%
    2009........................ EPP* - contract charge 0.08% (e) (g)  $   733.59       3     $  2,311   38.81%   0.24%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   528.50       4     $  2,345  (41.98)%  0.26%
    2007........................ EPP* - contract charge 0.25% (e)      $   910.82       5     $  4,999   13.74%   0.28%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
    2011........................ MRP* - contract charge 0.30% (e)      $   337.99      80     $ 27,159    3.34%   0.38%
    2010........................ MRP* - contract charge 0.30% (e) (g)  $   327.07      90     $ 29,313   17.42%   0.37%
    2009........................ MRP* - contract charge 0.30% (e) (g)  $   278.54     100     $ 27,854   38.52%   0.47%
    2008........................ MRP* - contract charge 1.56% (e) (g)  $   201.09     103     $ 20,716  (42.75)%  1.57%
    2007........................ MRP* - contract charge 1.53% (e)      $   351.25     111     $ 39,048   12.32%   1.56%

GROWTH STOCK ACCOUNT
--------------------
    2011........................ Institutional (e)                     $ 9,295.69       4     $ 36,625    3.65%   0.08%
    2010........................ Institutional (e) (g)                 $ 8,968.01       4     $ 38,455   17.77%   0.07%
    2009........................ Institutional (e) (g)                 $ 7,614.89       6     $ 42,087   38.95%   0.15%
    2008........................ Institutional (e) (g)                 $ 5,480.48       7     $ 38,868  (41.83)%  0.01%
    2007........................ Institutional (e)                     $ 9,421.32      25     $236,767   14.03%   0.03%

    SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
    2011........................ RIA* - contract charge 0.50% (e)      $   335.56       7     $  2,278    2.63%   0.58%
    2010........................ RIA* - contract charge 0.50% (e) (g)  $   326.96       7     $  2,445   34.58%   0.52%
    2009........................ RIA* - contract charge 0.50% (e) (g)  $   242.96       9     $  2,248   48.02%   0.72%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   164.14      12     $  1,891  (44.87)%  0.58%
    2007........................ RIA* - contract charge 0.50% (e)      $   297.76      15     $  4,516   12.43%   0.54%
    2011........................ MRP* - contract charge 0.65% (e)      $    68.89     288     $ 19,852    2.48%   0.73%
    2010........................ MRP* - contract charge 0.65% (e) (g)  $    67.23     327     $ 21,988   34.39%   0.67%
    2009........................ MRP* - contract charge 0.65% (e) (g)  $    50.02     321     $ 16,076   47.83%   0.87%
    2008........................ MRP* - contract charge 1.72% (e) (g)  $    33.84     338     $ 11,441  (45.57)%  1.80%
    2007........................ MRP* - contract charge 1.68% (e)      $    62.17     353     $ 21,924   11.14%   1.72%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2011........................ Institutional (e)                     $36,649.94       0     $    550    3.14%   0.08%
    2010........................ Institutional (e) (g)                 $35,533.04       0     $    569   35.25%   0.02%
    2009........................ Institutional (e) (g)                 $26,272.05       0     $  2,522   48.76%   0.22%
    2008........................ Institutional (e) (g)                 $17,660.31       0     $  3,921  (44.60)%  0.08%
    2007........................ Institutional (e)                     $31,875.82       2     $ 63,879   13.01%   0.04%

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)


                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
2011         MRP*, 0.01% (e)           $  8.03           243        $ 1,947     (7.49)%   0.01%
2010         MRP*, 0.00% (e)           $  8.68           234        $ 2,031     13.17%    0.00%
2009         MRP*, 0.00% (e)           $  7.67           169        $ 1,294     27.20%    0.00%
2008         MRP*, 1.00% (e)           $  6.03            81        $   487    (39.82)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.02            45        $   447      0.23%    1.00%
AXA CONSERVATIVE ALLOCATION
2011         MRP*, 0.01% (e)           $ 10.86           147        $ 1,595      1.88%    0.01%
2010         MRP*, 0.00% (e)           $ 10.66           104        $ 1,111      7.35%    0.00%
2009         MRP*, 0.00% (e)           $  9.93            87        $   868      9.72%    0.00%
2008         MRP*, 1.00% (e)           $  9.05            67        $   604    (11.88)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.27            20        $   204      2.73%    1.00%
AXA CONSERVATIVE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $ 10.08            66        $   665     (0.79)%   0.01%
2010         MRP*, 0.00% (a) (e)       $ 10.16            65        $   662      9.13%    0.00%
2009         MRP*, 0.00% (a) (e)       $  9.31            59        $   545     14.37%    0.00%
2008         MRP*, 1.00% (a) (e)       $  8.14            61        $   494    (20.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.21            26        $    60      2.08%    1.00%
AXA MODERATE ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  9.54         1,229        $11,720     (2.35)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.77         1,066        $10,422      9.90%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.89           740        $ 6,580     16.97%    0.00%
2008         MRP*, 1.00% (a) (e)       $  7.60           284        $ 2,158    (25.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.17            24        $   249      1.69%    1.00%
AXA MODERATE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  8.80           160        $ 1,405     (4.97)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.26           190        $ 1,762     11.57%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.30            81        $   676     21.88%    0.00%
2008         MRP*, 1.00% (a) (e)       $  6.81            28        $   192    (32.52)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.09             6        $    60      0.89%    1.00%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
2011         RIA*,  0.05% (e)          $222.92             1        $   311     (0.45)%   0.05%
2010         RIA*,  0.05% (e)          $223.93             1        $   288     33.51%    0.05%
2009         RIA*,  0.05% (e)          $167.72             1        $   220     35.95%    0.05%
2008         RIA*,  0.05% (e)          $123.37             2        $   264    (44.55)%   0.05%
2007         RIA*,  0.05% (e)          $222.47             3        $   578     16.93%    0.05%
EQ/BLACKROCK BASIC VALUE EQUITY
2011         RIA*,  0.00% (e)          $206.42             1        $   112     (3.11)%   0.00%
2010         RIA*,  0.00% (e)          $213.04            --        $   101     12.29%    0.00%
2009         RIA*,  0.00% (e)          $189.73             1        $   157     30.28%    0.00%
2008         RIA*,  0.00% (e)          $145.63             1        $   152    (36.56)%   0.00%
2007         RIA*,  0.00% (e)          $229.55             2        $   393      1.18%    0.00%
EQ/CALVERT SOCIALLY RESPONSIBLE
2011         RIA*,  0.00% (e)          $ 89.31            --             --      0.27%    0.00%
             MRP*, 0.01% (e)           $  7.53           251        $ 1,889      0.27%    0.01%
2010         RIA*,  0.00% (e)          $ 89.07            --             --     12.52%    0.00%
             MRP*, 0.00% (e)           $  7.51           272        $ 2,043     12.59%    0.00%
2009         RIA*,  0.00% (e)          $ 79.16            --             --     30.89%    0.00%
             MRP*, 0.00% (e)           $  6.67           249        $ 1,659     30.78%    0.00%
2008         RIA*,  0.00% (e)          $ 60.48            --        $     2    (45.22)%   0.00%
             MRP*, 1.00% (e)           $  5.10           208        $ 1,062    (45.80)%   1.00%
2007         RIA*,  0.00% (e)          $110.41            --        $     2     12.14%    0.00%
             MRP*, 1.00% (e)           $  9.41           175        $ 1,643     10.97%    1.00%

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
EQ/CAPITAL GUARDIAN RESEARCH
2011            RIA*,  0.00% (e)       $138.61            --        $    44      4.01%    0.00%
                MRP*, 0.01% (e)        $ 17.07           341        $ 5,826      3.96%    0.01%
2010            RIA*,  0.00% (e)       $133.27             1        $   117     15.80%    0.00%
                MRP*, 0.00% (e)        $ 16.42           339        $ 5,562     15.80%    0.00%
2009            RIA*,  0.00% (e)       $115.09             1        $    96     31.46%    0.00%
                MRP*, 0.00% (e)        $ 14.18           385        $ 5,454     31.42%    0.00%
2008            RIA*,  0.00% (e)       $ 87.55             1        $   100    (39.66)%   0.00%
                MRP*, 1.00% (e)        $ 10.79           409        $ 4,407    (40.25)%   1.00%
2007            RIA*,  0.00% (e)       $145.10             3        $   399      1.66%    0.00%
                MRP*, 1.00% (e)        $ 18.06           451        $ 8,155      0.56%    1.00%
EQ/EQUITY 500 INDEX
2011            RIA*,  0.05% (e)       $355.04             2        $   881      1.71%    0.05%
                MRP*, 0.01% (e)        $  8.82         1,828        $16,126      1.50%    0.01%
2010            RIA*,  0.05% (e)       $349.06             4        $ 1,479     14.61%    0.05%
                MRP*, 0.00% (e)        $  8.69         1,954        $16,977     14.34%    0.00%
2009            RIA*,  0.05% (e)       $304.57             5        $ 1,572     26.12%    0.05%
                MRP*, 0.00% (e)        $  7.60         2,024        $15,377     25.83%    0.00%
2008            RIA*,  0.05% (e)       $241.50             7        $ 1,621    (37.20)%   0.05%
                MRP*, 1.00% (e)        $  6.04         1,811        $10,933    (37.92)%   1.00%
2007            RIA*,  0.05% (e)       $384.52            11        $ 4,046      5.16%    0.05%
                MRP*, 1.00% (e)        $  9.73         1,846        $17,969      3.84%    1.00%
EQ/EQUITY GROWTH PLUS
2011            RIA*,  0.00% (e)       $155.08            --        $    74     (6.19)%   0.00%
2010            RIA*,  0.00% (e)       $165.32             1        $   159     15.26%    0.00%
2009            RIA*,  0.00% (e)       $143.43             1        $   136     27.81%    0.00%
2008            RIA*,  0.00% (e)       $112.22             1        $    87    (40.29)%   0.00%
2007            RIA*,  0.00% (e)       $187.95             2        $   360     14.05%    0.00%
EQ/GAMCO SMALL COMPANY VALUE
2011            MRP*, 0.01% (e)        $ 14.63           181        $ 2,646     (3.50)%   0.01%
2010            MRP*, 0.00% (e)        $ 15.16           171        $ 2,599     32.63%    0.00%
2009            MRP*, 0.00% (e)        $ 11.43           110        $ 1,255     41.46%    0.00%
2008            MRP*, 1.00% (e)        $  8.08            74        $   601    (31.41)%   1.00%
2007            MRP*, 1.00% (e)        $ 11.78            47        $   549      8.08%    1.00%
EQ/GLOBAL MULTI-SECTOR EQUITY
2011            RIA*,  0.00% (e)       $363.17             1        $   241    (12.31)%   0.00%
                MRP*, 0.01% (e)        $ 10.21           158        $ 1,612    (12.36)%   0.01%
2010            RIA*,  0.00% (e)       $414.17             1        $   224     11.45%    0.00%
                MRP*, 0.00% (e)        $ 11.65           186        $ 2,166     11.48%    0.00%
2009            RIA*,  0.00% (e)       $371.61             1        $   298     50.06%    0.00%
                MRP*, 0.00% (e)        $ 10.45           205        $ 2,144     50.14%    0.00%
2008            RIA*,  0.00% (e)       $247.64             1        $   229    (57.35)%   0.00%
                MRP*, 1.00% (e)        $  6.96           168        $ 1,171    (57.84)%   1.00%
2007            RIA*,  0.00% (e)       $580.61             2        $ 1,357     42.02%    0.00%
                MRP*, 1.00% (e)        $ 16.51           151        $ 2,495     40.51%    1.00%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
2011            RIA*,  0.05% (e)       $226.59            --        $    18      5.50%    0.05%
                MRP*, 0.01% (e)        $ 12.14           349        $ 4,236      5.29%    0.01%
2010            RIA*,  0.05% (e)       $214.77            --        $    17      4.43%    0.05%
                MRP*, 0.00% (e)        $ 11.53           279        $ 3,212      4.25%    0.00%
2009            RIA* , 0.05% (e)       $205.66            --        $    32     (2.08)%   0.05%
                MRP*, 0.00% (e)        $ 11.06           284        $ 3,141     (2.08)%   0.00%
2008            RIA*,  0.05% (e)       $210.03            --        $    95      3.80%    0.05%
                MRP*, 1.00% (e)        $ 11.32           303        $ 3,430      2.54%    1.00%
2007            RIA*,  0.05% (e)       $202.34             2        $   338      7.08%    0.05%
                MRP*, 1.00% (e)        $ 11.04           262        $ 2,896      5.75%    1.00%

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                               YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------
                                         UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                              UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                              ---------- ----------------- ---------- --------  --------
EQ/INTERNATIONAL CORE PLUS
2011      RIA*,  0.00% (e)     $114.82            1         $   100    (16.93)%   0.00%
          MRP*, 0.01% (e)      $ 10.32          239         $ 2,469    (16.98)%   0.01%
2010      RIA*,  0.00% (e)     $138.22           --         $    56      9.22%    0.00%
          MRP*, 0.00% (e)      $ 12.43          259         $ 3,213      9.23%    0.00%
2009      RIA*,  0.00% (e)     $126.55           --         $    16     35.33%    0.00%
          MRP*, 0.00% (e)      $ 11.38          307         $ 3,491     35.32%    0.00%
2008      RIA*,  0.00% (e)     $ 93.51           --         $     3    (44.86)%   0.00%
          MRP*, 1.00% (e)      $  8.41          273         $ 2,296    (45.42)%   1.00%
2007      RIA*,  0.00% (e)     $169.57           --         $    60     15.22%    0.00%
          MRP*, 1.00% (e)      $ 15.41          291         $ 4,492     13.98%    1.00%
EQ/INTERNATIONAL EQUITY INDEX
2011      RIA*,  0.05% (e)     $135.29            4         $   541    (12.02)%   0.05%
          MRP*, 0.01% (e)      $ 15.20          656         $ 9,977    (11.99)%   0.01%
2010      RIA*,  0.05% (e)     $153.78            6         $   897      5.43%    0.05%
          MRP*, 0.00% (e)      $ 17.27          723         $12,483      5.50%    0.00%
2009      RIA*,  0.05% (e)     $145.86            7         $ 1,056     27.34%    0.05%
          MRP*, 0.00% (e)      $ 16.37          788         $12,911     27.39%    0.00%
2008      RIA*,  0.05% (e)     $114.54            9         $   996    (50.62)%   0.05%
          MRP*, 1.00% (e)      $ 12.85          807         $10,366    (51.14)%   1.00%
2007      RIA*,  0.05% (e)     $231.96           14         $ 3,230     11.96%    0.05%
          MRP*, 1.00% (e)      $ 26.30          880         $23,150     10.83%    1.00%
EQ/INTERNATIONAL VALUE PLUS
2011      RIA*,  0.00% (e)     $123.27            1         $    76    (16.17)%   0.00%
2010      RIA*,  0.00% (e)     $147.04            1         $    84      6.07%    0.00%
2009      RIA*,  0.00% (e)     $138.63            1         $    87     30.25%    0.00%
2008      RIA*,  0.00% (e)     $106.43           --         $    35    (43.00)%   0.00%
2007      RIA*,  0.00% (e)     $186.71            1         $   264     10.19%    0.00%
EQ/JPMORGAN VALUE OPPORTUNITIES
2011      RIA*,  0.00% (e)     $133.25            1         $    69     (5.23)%   0.00%
2010      RIA*,  0.00% (e)     $140.60           --         $    44     12.32%    0.00%
2009      RIA*,  0.00% (e)     $125.18           --         $    40     32.31%    0.00%
2008      RIA*,  0.00% (e)     $ 94.61           --         $    26    (39.77)%   0.00%
2007      RIA*,  0.00% (e)     $157.09            2         $   289      1.21%    0.00%
EQ/LARGE CAP CORE PLUS
2011      RIA*,  0.00% (e)     $101.82           --         $    50     (4.24)%   0.00%
2010      RIA*,  0.00% (e)     $106.33            1         $   106     14.19%    0.00%
2009      RIA*,  0.00% (e)     $ 93.12            1         $    92     26.50%    0.00%
2008      RIA*,  0.00% (e)     $ 73.61            1         $    51    (37.40)%   0.00%
2007      RIA*,  0.00% (e)     $117.59            1         $    99      3.89%    0.00%
EQ/LARGE CAP GROWTH INDEX
2011      RIA*,  0.00% (e)     $ 87.06           --         $     3      2.36%    0.00%
2010      RIA*,  0.00% (e)     $ 85.05           --         $     3     15.95%    0.00%
2009      RIA*,  0.00% (e)     $ 73.35            1         $    66     36.21%    0.00%
2008      RIA*,  0.00% (e)     $ 53.85            1         $    50    (36.27)%   0.00%
2007      RIA*,  0.00% (e)     $ 84.50            3         $   267     13.98%    0.00%
EQ/LARGE CAP GROWTH PLUS
2011      RIA*,  0.00% (e)     $136.68           --         $    28     (3.66)%   0.00%
          MRP*, 0.01% (e)      $  5.70          639         $ 3,642     (3.72)%   0.01%
2010      RIA*,  0.00% (e)     $141.87           --         $    34     14.45%    0.00%
          MRP*, 0.00% (e)      $  5.92          655         $ 3,877     14.51%    0.00%
2009      RIA*,  0.00% (e)     $123.96            2         $   267     34.86%    0.00%
          MRP*, 0.00% (e)      $  5.17          641         $ 3,314     34.64%    0.00%
2008      RIA*,  0.00% (e)     $ 91.92            3         $   244    (38.23)%   0.00%
          MRP*, 1.00% (e)      $  3.84          547         $ 2,100    (38.85)%   1.00%
2007      RIA*,  0.00% (e)     $148.82            4         $   614     15.62%    0.00%
          MRP*, 1.00% (e)      $  6.28          510         $ 3,206     14.39%    1.00%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
EQ/LARGE CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $112.13            8         $   881     (4.81)%   0.00%
      MRP*, 0.01% (e)       $ 10.42          605         $ 6,304     (5.10)%   0.01%
2010  RIA*,  0.00% (e)      $117.79            9         $ 1,097     12.90%    0.00%
      MRP*, 0.00% (e)       $ 10.98          645         $ 7,079     12.73%    0.00%
2009  RIA*,  0.00% (e)      $104.33           11         $ 1,135     20.61%    0.00%
      MRP*, 0.00% (e)       $  9.74          687         $ 6,689     20.40%    0.00%
2008  RIA*,  0.00% (e)      $ 86.50           15         $ 1,263    (43.00)%   0.00%
      MRP*, 1.00% (e)       $  8.09          653         $ 5,282    (43.90)%   1.00%
2007  RIA*,  0.00% (e)      $151.76           23         $ 3,547     (4.45)%   0.00%
      MRP*, 1.00% (e)       $ 14.42          714         $10,304     (5.57)%   1.00%
EQ/MID CAP INDEX
2011  RIA*,  0.00% (e)      $128.40           --         $    25     (2.41)%   0.00%
2010  RIA*,  0.00% (e)      $131.57           --         $    43     25.75%    0.00%
2009  RIA*,  0.00% (e)      $104.63           --         $    29     36.27%    0.00%
2008  RIA*,  0.00% (e)      $ 76.78           --         $    19    (49.28)%   0.00%
2007  RIA*,  0.00% (e)      $151.40            1         $   129      8.03%    0.00%
EQ/MID CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $175.78            1         $   182     (9.43)%   0.00%
      MRP*, 0.01% (e)       $ 13.86          454         $ 6,286     (9.47)%   0.01%
2010  RIA*,  0.00% (e)      $194.08            1         $   244     22.46%    0.00%
      MRP*, 0.00% (e)       $ 15.31          481         $ 7,363     22.48%    0.00%
2009  RIA*,  0.00% (e)      $158.48            2         $   239     35.85%    0.00%
      MRP*, 0.00% (e)       $ 12.50          583         $ 7,287     35.87%    0.00%
2008  RIA*,  0.00% (e)      $116.66            2         $   178    (39.56)%   0.00%
      MRP*, 1.00% (e)       $  9.20          580         $ 5,339    (40.22)%   1.00%
2007  RIA*,  0.00% (e)      $193.03            2         $   325     (1.60)%   0.00%
      MRP*, 1.00% (e)       $ 15.39          638         $ 9,817     (2.59)%   1.00%
EQ/MONEY MARKET
2011  RIA*,  0.05% (e)      $175.23           --         $    38     (0.05)%   0.05%
      MRP*, 0.01% (d) (e)   $ 10.00         1447         $14,470      0.00%    0.01%
2010  RIA*,  0.05% (e)      $175.32            1         $   101      0.05%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          980         $ 9,859      0.00%    0.00%
2009  RIA*,  0.05% (e)      $175.24            1         $   153      0.25%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          624         $ 6,245      0.00%    0.00%
2008  RIA*,  0.05% (e)      $174.81            1         $    96      2.31%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
2007  RIA*,  0.05% (e)      $170.86            6         $ 1,063      4.93%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
EQ/PIMCO ULTRA SHORT BOND
2011  MRP*, 0.01% (e)       $ 11.64          189         $ 2,203     (0.17)%   0.01%
2010  MRP*, 0.00% (e)       $ 11.66          185         $ 2,157      0.87%    0.00%
2009  MRP*, 0.00% (e)       $ 11.56          160         $ 1,855      7.94%    0.00%
2008  MRP*, 1.00% (e)       $ 10.71          119         $ 1,274     (5.00)%   1.00%
2007  MRP*, 1.00% (e)       $ 11.27           32         $   358     10.17%    1.00%
EQ/QUALITY BOND PLUS
2011  RIA*,  0.05% (e)      $239.46           --         $    72      1.41%    0.05%
2010  RIA*,  0.05% (e)      $236.13            1         $   138      6.42%    0.05%
2009  RIA*,  0.05% (e)      $221.89            1         $   126      6.23%    0.05%
2008  RIA*,  0.05% (e)      $208.88            1         $   258     (6.37)%   0.05%
2007  RIA*,  0.05% (e)      $223.10            2         $   460      4.75%    0.05%
EQ/SMALL COMPANY INDEX
2011  MRP*, 0.01% (e)       $ 15.03          255         $ 3,828     (4.02)%   0.01%
2010  MRP*, 0.00% (e)       $ 15.66          299         $ 4,680     25.78%    0.00%
2009  MRP*, 0.00% (e)       $ 12.45          289         $ 3,593     26.14%    0.00%
2008  MRP*, 1.00% (e)       $  9.87          284         $ 2,798    (34.82)%   1.00%
2007  MRP*, 1.00% (e)       $ 15.14          307         $ 4,641     (2.89)%   1.00%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                          UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                               UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                               ---------- ----------------- ---------- --------  --------
EQ/T. ROWE PRICE GROWTH STOCK
2011    RIA*,  0.00% (b) (e)    $  9.45            3          $   29     (1.97)%   0.00%
2010    RIA*,  0.00% (b) (e)    $  9.64           --          $    1     16.43%    0.00%
2009    RIA*,  0.00% (b) (e)    $  8.28           --          $    1     42.51%    0.00%
2008    RIA*,  0.00% (b) (e)    $  5.81           --          $    1    (42.13)%   0.00%
2007    RIA*,  0.00% (b) (e)    $ 10.04           12          $  126     (0.44)%   0.00%
EQ/WELLS FARGO OMEGA GROWTH
2011    RIA*,  0.00% (e)        $119.67            2          $  277     (5.87)%   0.00%
2010    RIA*,  0.05% (e)        $127.13            1          $  122     17.29%    0.05%
2009    RIA*,  0.05% (e)        $108.39            1          $  105     40.29%    0.05%
2008    RIA*,  0.05% (e)        $ 77.26            1          $   76    (27.60)%   0.05%
2007    RIA*,  0.05% (e)        $106.71            1          $  114     11.33%    0.05%
MULTIMANAGER MULTI-SECTOR BOND
2011    RIA*,  0.05% (e)        $210.78           --          $    4      5.28%    0.05%
        MRP*,  0.01% (c) (e)    $  9.49          115          $1,090      5.09%    0.01%
2010    RIA*,  0.05% (e)        $200.21           --          $   77      6.84%    0.05%
        MRP*,  0.00% (c) (e)    $  9.03          101          $  912      6.61%    0.00%
2009    RIA*,  0.05% (e)        $187.39           --          $   87      9.86%    0.05%
        MRP*,  0.00% (c) (e)    $  8.47           51          $  431      9.72%    0.00%
2008    RIA*,  0.05% (e)        $170.57            1          $  112    (23.35)%   0.05%
        MRP*,  1.00% (c) (e)    $  7.72            4          $   32    (22.79)%   1.00%
2007    RIA*,  0.05% (e)        $222.53            1          $  235      3.34%    0.05%
        MRP*, 1.00% (e)              --           --              --        --       --
MULTIMANAGER SMALL CAP VALUE
2011    RIA*,  0.00% (e)        $183.67            1          $  138     (9.02)%   0.00%
2010    RIA*,  0.00% (e)        $201.87           --          $   99     24.50%    0.00%
2009    RIA*,  0.00% (e)        $162.14           --          $   76     26.42%    0.00%
2008    RIA*,  0.00% (e)        $128.25            1          $   74    (37.86)%   0.00%
2007    RIA*,  0.00% (e)        $206.41            1          $  239     (9.84)%   0.00%
MULTIMANAGER TECHNOLOGY
2011    RIA*,  0.00% (e)        $145.17            1          $  159     (4.81)%   0.00%
        MRP*,  0.01% (e)        $ 13.78          214          $2,945     (4.83)%   0.01%
2010    RIA*,  0.00% (e)        $152.51           --          $  130     17.70%    0.00%
        MRP*,  0.00% (e)        $ 14.48          236          $3,401     17.72%    0.00%
2009    RIA*,  0.00% (e)        $129.57            1          $  185     58.44%    0.00%
        MRP*,  0.00% (e)        $ 12.30          223          $2,742     58.51%    0.00%
2008    RIA*,  0.00% (e)        $ 81.78            1          $   93    (47.08)%   0.00%
        MRP*, 1.00% (e)         $  7.76          177          $1,371    (47.64)%   1.00%
2007    RIA*,  0.00% (e)        $154.53            1          $  228     18.22%    0.00%
        MRP*, 1.00% (e)         $ 14.82          172          $2,543     16.97%    1.00%
TARGET 2015 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  9.04          178          $1,609     (2.80)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  9.30          218          $2,033     10.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.40          168          $1,414     20.34%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.98          113          $  788    (31.22)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.15           44          $  446      1.55%    1.00%
TARGET 2025 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.64          230          $1,988     (3.89)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.99          230          $2,064     11.96%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.03          155          $1,246     23.16%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.52          123          $  800    (35.71)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.14           12          $  122      1.37%    1.00%
TARGET 2035 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.37           57          $  478     (4.67)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.78           46          $  404     12.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  7.79           31          $  238     25.65%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.20           15          $   95    (38.74)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.12            6          $   64      1.22%    1.00%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Concluded)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
TARGET 2045 ALLOCATION
2011  MRP*, 0.01% (a) (e)    $ 8.02          47            $373      (5.54)%   0.01%
2010  MRP*, 0.00% (a) (e)    $ 8.49          38            $325      13.20%    0.00%
2009  MRP*, 0.00% (a) (e)    $ 7.50          31            $231      27.77%    0.00%
2008  MRP*, 1.00% (a) (e)    $ 5.87          12            $ 72     (41.94)%   1.00%
2007  MRP*, 1.00% (a) (e)    $10.10           2            $ 17       1.07%    1.00%

   ----------
  (a)Units were made available for sale on May 1, 2007
  (b)Units were made available for sale on July 1, 2007
  (c)Units were made available for sale on May 1, 2008
  (d)Units were made available for sale on January 1, 2009.
  (e)Contract charge as described in footnote 7 included in these financial statements.
  (f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011 (See Note 6).
  (g)Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2011 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

11.Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                             YEAR ENDED DECEMBER 31,
                          ----------------------------
                          2011  2010  2009  2008  2007
                          ----  ----  ----  ----  ----
Separate Account No. 10*. 2.86% 3.68% 3.45% 3.99% 3.40%
Separate Account No. 4*.. 1.54  2.00  1.69  0.73  0.68
Separate Account No. 3*.. 0.85  1.50  0.58  0.19  0.22

   ----------
  * Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                            2011  2010  2009   2008   2007
                                            ----  ----  ----  -----  -----
     AXA Aggressive Allocation............. 1.37% 1.92% 1.49%  1.93%  7.27%
     AXA Conservative Allocation........... 2.19% 2.36% 2.53%  6.79% 30.47%
     AXA Conservative-Plus Allocation...... 1.44% 2.04% 1.76%  1.38%  1.52%
     AXA Moderate Allocation............... 1.62% 2.40% 1.76%  6.16%  6.75%
     AXA Moderate-Plus Allocation.......... 1.38% 1.85% 1.87% 11.06% 21.82%
     EQ/AllianceBernstein Small Cap Growth.   --  0.06% 0.13%  0.01%    --
     EQ/BlackRock Basic Value Equity....... 1.42% 1.00% 2.21%  1.12%  1.08%
     EQ/Calvert Socially Responsible....... 0.38% 0.05% 0.26%  0.32%  0.23%
     EQ/Capital Guardian Research.......... 0.73% 0.76% 1.19%  0.93%  1.07%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

11.Investment Income Ratios (Concluded)

                                            2011   2010  2009  2008   2007
                                            ----  -----  ----  ----  -----
     EQ/Equity 500 Index................... 1.47%  1.45% 2.06% 1.74%  1.36%
     EQ/Equity Growth PLUS................. 0.15%  0.30% 0.93% 0.45%  0.19%
     EQ/GAMCO Small Company Value.......... 0.07%  0.41% 0.48% 0.68%  0.56%
     EQ/Global Multi-Sector Equity......... 1.71%  1.11% 1.37% 0.13%    --
     EQ/Intermediate Government Bond Index. 0.48%  1.18% 0.98% 3.17%  4.61%
     EQ/International Core PLUS............ 2.64%  1.74% 3.27% 1.41%  0.42%
     EQ/International Equity Index......... 2.99%  2.52% 2.76% 2.79%  1.48%
     EQ/International Value PLUS........... 2.18%  0.77% 2.50% 1.02%  1.30%
     EQ/JPMorgan Value Opportunities....... 1.45%  1.34% 1.12% 0.41%  1.23%
     EQ/Large Cap Core PLUS................ 0.59%  1.04% 4.57% 0.33%  1.28%
     EQ/Large Cap Growth Index............. 0.88%  0.20% 2.12% 0.08%    --
     EQ/Large Cap Growth PLUS.............. 0.40%  0.36% 1.35% 0.12%  0.37%
     EQ/Large Cap Value PLUS............... 1.17%  1.18% 2.29% 2.83%  1.59%
     EQ/Mid Cap Index...................... 0.59%  0.80% 1.17% 0.56%    --
     EQ/Mid Cap Value PLUS................. 0.85%  0.94% 1.14% 1.47%  0.98%
     EQ/Money Market....................... 0.01%    --  0.01% 2.81%  4.89%
     EQ/PIMCO Ultra Short Bond............. 0.51%  0.36% 1.02% 3.23%  3.14%
     EQ/Quality Bond PLUS.................. 2.09% 11.10% 1.96% 3.79%  4.87%
     EQ/Small Company Index................ 0.66%  1.01% 1.42% 0.84%  1.30%
     EQ/T. Rowe Price Growth Stock.........   --     --    --    --   0.07%
     EQ/Wells Fargo Omega Growth...........   --   0.01% 0.15% 0.55%    --
     Multimanager Multi-Sector Bond........ 4.59%  3.82% 5.56% 8.15%  4.53%
     Multimanager Small Cap Value.......... 0.10%  0.16% 0.92% 0.17%  0.22%
     Multimanager Technology...............   --     --    --    --     --
     Target 2015 Allocation................ 1.44%  1.59% 4.61% 4.76%  8.76%
     Target 2025 Allocation................ 1.28%  1.57% 4.65% 4.98%  6.87%
     Target 2035 Allocation................ 1.46%  1.40% 4.81% 4.24% 11.67%
     Target 2045 Allocation................ 1.45%  1.32% 4.99% 4.23%  9.66%

12.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-85

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2011 and 2010.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2011, 2010 and 2009............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2011, 2010 and 2009. F-5
 Consolidated Statements of Equity, Years Ended December 31, 2011, 2010 and 2009...................... F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009.................. F-7
 Notes to Consolidated Financial Statements........................................................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts on January 1, 2012 and the manner in which it accounts for the recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2012, except for the effects of the change in accounting for costs associated with acquiring or renewing insurance contracts, discussed in Note 2 to the consolidated financial statements, as to which the date is August 29, 2012.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                    2011        2010
                                                                                 ----------  ----------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value............................ $   31,992  $   29,057
  Mortgage loans on real estate.................................................      4,281       3,571
  Equity real estate, held for the production of income.........................         99         140
  Policy loans..................................................................      3,542       3,581
  Other equity investments......................................................      1,707       1,618
  Trading securities............................................................        982         506
  Other invested assets.........................................................      2,340       1,413
                                                                                 ----------  ----------
   Total investments............................................................     44,943      39,886
Cash and cash equivalents.......................................................      3,227       2,155
Cash and securities segregated, at fair value...................................      1,280       1,110
Broker-dealer related receivables...............................................      1,327       1,389
Deferred policy acquisition costs...............................................      3,545       6,503
Goodwill and other intangible assets, net.......................................      3,697       3,702
Amounts due from reinsurers.....................................................      3,542       3,252
Loans to affiliates.............................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..............     10,547       4,606
Other assets....................................................................      5,340       5,614
Separate Accounts' assets.......................................................     86,419      92,014
                                                                                 ----------  ----------

TOTAL ASSETS.................................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

LIABILITIES
Policyholders' account balances................................................. $   26,033  $   24,654
Future policy benefits and other policyholders liabilities......................     21,595      18,965
Broker-dealer related payables..................................................        466         369
Customers related payables......................................................      1,889       1,770
Amounts due to reinsurers.......................................................         74          75
Short-term and long-term debt...................................................        645         425
Loans from affiliates...........................................................      1,325       1,325
Income taxes payable............................................................      5,104       3,657
Other liabilities...............................................................      3,815       3,075
Separate Accounts' liabilities..................................................     86,419      92,014
                                                                                 ----------  ----------
   Total liabilities............................................................    147,365     146,329
                                                                                 ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares authorized, issued and
   outstanding.................................................................. $        2  $        2
  Capital in excess of par value................................................      5,743       5,593
  Retained earnings.............................................................      9,392       6,844
  Accumulated other comprehensive income (loss).................................       (297)       (610)
                                                                                 ----------  ----------
  Total AXA Equitable's equity..................................................     14,840      11,829
                                                                                 ----------  ----------
Noncontrolling interest.........................................................      2,703       3,118
                                                                                 ----------  ----------
   Total equity.................................................................     17,543      14,947
                                                                                 ----------  ----------

TOTAL LIABILITIES AND EQUITY.................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
 Total revenues.........................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     3,620       (326)       41
Capitalization of deferred policy acquisition costs.....................      (759)      (655)     (687)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    13,748      8,193     6,535
                                                                         ---------  ---------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                                   2011      2010      2009
                                                                                 --------  --------  --------
                                                                                         (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes................. $  4,124  $  3,248  $ (3,293)
Income tax (expense) benefit....................................................   (1,298)     (789)    1,347
                                                                                 --------  --------  --------

Earnings (loss) from continuing operations, net of income taxes.................    2,826     2,459    (1,946)
Earnings (loss) from discontinued operations, net of income taxes...............       --        --         3
                                                                                 --------  --------  --------

Net earnings (loss).............................................................    2,826     2,459    (1,943)
  Less: net (earnings) loss attributable to the noncontrolling interest.........      101      (235)     (359)
                                                                                 --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable............................... $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

Amounts attributable to AXA Equitable:
  Earnings (loss) from continuing operations, net of income taxes............... $  2,927  $  2,224  $ (2,305)
  Earnings (loss) from discontinued operations, net of income taxes.............       --        --         3
                                                                                 --------  --------  --------
Net Earnings (Loss)............................................................. $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                 2011      2010      2009
                                                                               --------  --------  --------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  2,826  $  2,459  $ (1,943)
                                                                               --------  --------  --------

Other comprehensive income (loss) net of income taxes:
Cumulative impact of implementing new accounting guidance, net of taxes.......       --        --       (29)
Change in unrealized gains (losses), net of reclassification adjustment.......      366       459     1,360
Defined benefit plans:
 Net gain (loss) arising during year..........................................     (169)     (121)      (65)
 Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........       94        82        65
     Amortization of net prior service credit included in net periodic cost...        1        (1)       (3)
                                                                               --------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............      (74)      (40)       (3)
                                                                               --------  --------  --------

Total other comprehensive income (loss), net of income taxes..................      292       419     1,328
                                                                               --------  --------  --------

Comprehensive income (loss)...................................................    3,118     2,878      (615)
                                                                               --------  --------  --------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....      122      (228)     (425)
                                                                               --------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  3,240  $  2,650  $ (1,040)
                                                                               ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                           2011       2010       2009
                                                                                        ---------  ---------  ---------
                                                                                                 (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year................................. $       2  $       2  $       2
                                                                                        ---------  ---------  ---------

 Capital in excess of par value, beginning of year.....................................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest............................        --         --        (54)
 Changes in capital in excess of par value.............................................       150         10        453
                                                                                        ---------  ---------  ---------
 Capital in excess of par value, end of year...........................................     5,743      5,593      5,583
                                                                                        ---------  ---------  ---------

 Retained earnings, beginning of year..................................................     6,844      4,920      8,413
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --     (1,253)
                                                                                        ---------  ---------  ---------
 Retained earnings, beginning of year, as adjusted.....................................     6,844      4,920      7,160
 Net earnings (loss)...................................................................     2,927      2,224     (2,302)
 Stockholder dividends.................................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..........................        --         --         62
                                                                                        ---------  ---------  ---------
 Retained earnings, end of year........................................................     9,392      6,844      4,920
                                                                                        ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year......................      (610)    (1,036)    (2,236)
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --        (29)
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), beginning of year, as adjusted.........      (610)    (1,036)    (2,265)
 Impact of implementing new accounting guidance, net of taxes..........................        --         --        (62)
 Other comprehensive income (loss).....................................................       313        426      1,291
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year............................      (297)      (610)    (1,036)
                                                                                        ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...........................................    14,840     11,829      9,469
                                                                                        ---------  ---------  ---------

 Noncontrolling interest, beginning of year............................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest........................         1          5         --
 Purchase of AllianceBernstein Put.....................................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity............................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.........................................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...........................      (101)       235        359
 Dividends paid to noncontrolling interest.............................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.............       (21)        (7)        66
 Other changes in noncontrolling interest..............................................       189        126        132
                                                                                        ---------  ---------  ---------

     Noncontrolling interest, end of year..............................................     2,703      3,118      3,269
                                                                                        ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.............................................................. $  17,543  $  14,947  $  12,738
                                                                                        =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                              2011      2010      2009
                                                                                            --------  --------  --------
                                                                                                    (IN MILLIONS)
Net earnings (loss)........................................................................ $  2,826  $  2,459  $ (1,943)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................      999       950     1,004
 Universal life and investment-type product policy fee income..............................   (3,312)   (3,067)   (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................      266       125    (1,353)
 (Income) loss related to derivative instruments...........................................   (2,374)      284     3,079
 Change in reinsurance recoverable with affiliate..........................................     (242)     (233)    1,486
 Investment (gains) losses, net............................................................       47       184       (54)
 Change in segregated cash and securities, net.............................................     (170)     (124)    1,587
 Change in deferred policy acquisition costs...............................................    2,861      (981)     (646)
 Change in future policy benefits..........................................................    2,110     1,136      (755)
 Change in income taxes payable............................................................    1,226       803    (1,298)
 Real estate asset write-off charge........................................................        5        26         3
 Change in the fair value of the reinsurance contract asset................................   (5,941)   (2,350)    2,566
 Amortization of deferred compensation.....................................................      418       178        88
 Amortization of deferred sales commission.................................................       38        47        55
 Amortization of reinsurance cost..........................................................      211       274       318
 Other depreciation and amortization.......................................................      146       161       156
 Amortization of other intangibles.........................................................       24        23        24
 Other, net................................................................................      (76)      111        18
                                                                                            --------  --------  --------

Net cash provided by (used in) operating activities........................................     (938)        6     1,417
                                                                                            --------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........    3,435     2,753     2,058
 Sales of investments......................................................................    1,141     3,398     6,737
 Purchases of investments..................................................................   (7,970)   (7,068)   (8,995)
 Cash settlements related to derivative instruments........................................    1,429      (651)   (2,564)
 Change in short-term investments..........................................................       16       (53)      140
 Decrease in loans to affiliates...........................................................       --         3         1
 Increase in loans to affiliates...........................................................       --        --      (250)
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (104)      (62)     (120)
 Other, net................................................................................       25       (25)        9
                                                                                            --------  --------  --------

Net cash provided by (used in) investing activities........................................   (2,028)   (1,705)   (2,984)
                                                                                            --------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010      2009
                                                                       --------  --------  -------
                                                                              (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $ 3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)  (2,161)
 Change in short-term financings......................................      220       (24)     (36)
 Change in collateralized pledged liabilities.........................      989      (270)     126
 Change in collateralized pledged assets..............................       99       533     (632)
 Capital contribution.................................................       --        --      439
 Shareholder dividends paid...........................................     (379)     (300)      --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)      --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)    (320)
 Other, net...........................................................        2        11      145
                                                                       --------  --------  -------

Net cash provided by (used in) financing activities...................    4,038     2,062      956
                                                                       --------  --------  -------

Change in cash and cash equivalents...................................    1,072       363     (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792    2,403
                                                                       --------  --------  -------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $ 1,792
                                                                       ========  ========  =======
Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $    17
                                                                       ========  ========  =======
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $    44
                                                                       ========  ========  =======

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                         AS PREVIOUSLY REPORTED    ADJUSTMENT          AS ADJUSTED
                                         --------------------   ----------------  --------------------
                                             DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                         --------------------   ----------------  --------------------
                                            2011        2010      2011     2010      2011       2010
                                         ---------   ---------  -------  -------  ---------  ---------
                                                                 (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs...... $   4,653   $   8,383  $(1,108) $(1,880) $   3,545  $   6,503

LIABILITIES:
 Income taxes payable...................     5,491       4,315     (387)    (658)     5,104      3,657

EQUITY:
 Retained earnings......................    10,120       8,085     (728)  (1,241)     9,392      6,844
 Accumulated other comprehensive income
   (loss)...............................      (304)       (629)       7       19       (297)      (610)
 Total AXA Equitable's equity...........    15,561      13,051     (721)  (1,222)    14,840     11,829
 Total equity...........................    18,264      16,169     (721)  (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                  AS PREVIOUSLY
                                                                    REPORTED    ADJUSTMENT AS ADJUSTED
                                                                  ------------- ---------- -----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $  4,680     $(1,060)   $  3,620
   Capitalization of deferred policy acquisition costs...........     (1,030)        271        (759)
 Earnings (loss) from continuing operations, before income taxes.      3,335         789       4,124
 Income tax (expense) benefit....................................     (1,022)       (276)     (1,298)
 Net earnings (loss).............................................      2,313         513       2,826
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,414         513       2,927

YEAR ENDED DECEMBER 31, 2010
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    168     $  (494)   $   (326)
   Capitalization of deferred policy acquisition costs...........       (916)        261        (655)
 Earnings (loss) from continuing operations, before income taxes.      3,015         233       3,248
 Income tax (expense) benefit....................................       (707)        (82)       (789)
 Net earnings (loss).............................................      2,308         151       2,459
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,073         151       2,224

YEAR ENDED DECEMBER 31, 2009
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    115     $   (74)   $     41
   Capitalization of deferred policy acquisition costs...........       (975)        288        (687)
 Earnings (loss) from continuing operations, before income taxes.     (3,079)       (214)     (3,293)
Income tax (expense) benefit.....................................      1,272          75       1,347
 Net earnings (loss).............................................     (1,804)       (139)     (1,943)
 Net Earnings (Loss) Attributable to AXA Equitable...............     (2,163)       (139)     (2,302)

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                    AS PREVIOUSLY
                                                      REPORTED     ADJUSTMENT   AS ADJUSTED
                                                    ------------- ------------- -----------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,313       $  513      $  2,826
     Change in deferred policy acquisition costs...      3,650         (789)        2,861
     Change in income taxes payable................        950          276         1,226
YEAR ENDED DECEMBER 31, 2010
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,308       $  151      $  2,459
     Change in deferred policy acquisition costs...       (747)        (234)         (981)
     Change in income taxes payable................        720           83           803
YEAR ENDED DECEMBER 31, 2009
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $ (1,804)      $ (139)     $ (1,943)
     Change in deferred policy acquisition costs...       (860)         214          (646)
     Change in income taxes payable................     (1,223)         (75)       (1,298)

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED               OTTI
                                         COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ---------- ---------- -----------
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444  $  1,840    $  147   $  23,137     $  --
 U.S. Treasury, government and agency.     3,598       350        --       3,948        --
 States and political subdivisions....       478        64         2         540        --
 Foreign governments..................       461        65         1         525        --
 Commercial mortgage-backed...........     1,306         7       411         902        22
 Residential mortgage-backed/(1)/.....     1,556        90        --       1,646        --
 Asset-backed/(2)/....................       260        15        11         264         6
 Redeemable preferred stock...........     1,106        38       114       1,030        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    30,209     2,469       686      31,992        28

Equity securities.....................        18         1        --          19        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2011............ $  30,227  $  2,470    $  686   $  32,011     $  28
                                       =========  ========    ======   =========     =====
December 31, 2010:
Fixed Maturities:
 Corporate............................ $  20,494  $  1,348    $  110   $  21,732     $  --
 U.S. Treasury, government and agency.     1,986        18        88       1,916        --
 States and political subdivisions....       516        11        16         511        --
 Foreign governments..................       502        59         1         560        --
 Commercial mortgage-backed...........     1,473         5       375       1,103        19
 Residential mortgage-backed/(1)/.....     1,601        67        --       1,668        --
 Asset-backed/(2)/....................       245        13        12         246         7
 Redeemable preferred stock...........     1,364        23        66       1,321        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    28,181     1,544       668      29,057        26

Equity securities.....................        26        --         3          23        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2010............ $  28,207  $  1,544    $  671   $  29,080     $  26
                                       =========  ========    ======   =========     =====

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058 $   2,090
          Due in years two through five..........     8,257     8,722
          Due in years six through ten...........     9,881    10,723
          Due after ten years....................     5,785     6,615
                                                  --------- ---------
             Subtotal............................    25,981    28,150
          Commercial mortgage-backed securities..     1,306       902
          Residential mortgage-backed securities.     1,556     1,646
          Asset-backed securities................       260       264
                                                  --------- ---------
          Total.................................. $  29,103 $  30,962
                                                  ========= =========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                        December 31,
                                                  ------------------------
                                                   2011     2010     2009
                                                  ------  -------  -------
                                                        (IN MILLIONS)
Credit losses recognized in earnings (loss)/(1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI..............     (4)     (18)      (6)
                                                  ------  -------  -------
Total OTTI....................................... $  (36) $  (300) $  (174)
                                                  ======  =======  =======

 /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2011     2010
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      29       99
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired...............     (27)    (268)
Additional impairments this period on securities previously impaired...................      (5)      (8)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (332) $  (329)
                                                                                        =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

                                                                                                       AOCI Gain
                                                             Net                          Deferred       (Loss)
                                                         Unrealized                        Income    Related to Net
                                                            Gains                            Tax       Unrealized
                                                         (Losses) on       Policyholders    Asset      Investment
                                                         Investments   DAC  Liabilities  (Liability) Gains (Losses)
                                                         ----------- ----- ------------- ----------- --------------
                                                                               (In Millions)
Balance, January 1, 2011................................   $  (16)   $  3      $  2         $   4        $   (7)
Net investment gains (losses) arising during the period.      (32)     --        --            --           (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        5      --        --            --             5
   Excluded from Net earnings (loss)/(1)/...............       (4)     --        --            --            (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --       2        --            --             2
   Deferred income taxes................................       --      --        --             8             8
   Policyholders liabilities............................       --      --         4            --             4
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2011..............................   $  (47)   $  5      $  6         $  12        $  (24)
                                                           ======    ====      ====         =====        ======
Balance, January 1, 2010................................   $  (11)   $  5      $ --         $   2        $   (4)
Net investment gains (losses) arising during the period.        3      --        --            --             3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        9      --        --            --             9
   Excluded from Net earnings (loss)/(1)/...............      (17)     --        --            --           (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --      (2)       --            --            (2)
   Deferred income taxes................................       --      --        --             2             2
   Policyholders liabilities............................       --      --         2            --             2
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2010..............................   $  (16)   $  3      $  2         $   4        $   (7)
                                                           ======    ====      ====         =====        ======

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

                             ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                             NET                             DEFERRED       (LOSS)
                                                         UNREALIZED                           INCOME    RELATED TO NET
                                                            GAINS                               TAX       UNREALIZED
                                                         (LOSSES) ON          POLICYHOLDERS    ASSET      INVESTMENT
                                                         INVESTMENTS    DAC    LIABILITIES  (LIABILITY) GAINS (LOSSES)
                                                         ----------- -------  ------------- ----------- --------------
                                                                                 (IN MILLIONS)
Balance, January 1, 2011................................  $    889   $  (108)    $  (121)     $  (232)     $   428
Net investment gains (losses) arising during the period.       915        --          --           --          915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        23        --          --           --           23
   Excluded from Net earnings (loss)/(1)/...............         4        --          --           --            4
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (99)         --           --          (99)
   Deferred income taxes................................        --        --          --         (201)        (201)
   Policyholders liabilities............................        --        --        (264)          --         (264)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2011..............................  $  1,831   $  (207)    $  (385)     $  (433)     $   806
                                                          ========   =======     =======      =======      =======
Balance as of January 1, 2010, as previously reported...  $     (6)  $   (21)    $    --      $    32      $     5
Impact of implementing new accounting guidance..........        --        (6)         --            2           (4)
                                                          --------   -------     -------      -------      -------
Balance as of January 1, 2010, as adjusted..............        (6)      (27)         --           34            1
Net investment gains (losses) arising during the period.       680        --          --           --          680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................       198        --          --           --          198
   Excluded from Net earnings (loss)/(1)/...............        17        --          --           --           17
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (81)         --           --          (81)
   Deferred income taxes................................        --        --          --         (266)        (266)
   Policyholders liabilities............................        --        --        (121)          --         (121)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2010..............................  $    889   $  (108)    $  (121)     $  (232)     $   428
                                                          ========   =======     =======      =======      =======

 /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                          LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                         --------------------  --------------------  --------------------
                                                      GROSS                 GROSS                 GROSS
                                                    UNREALIZED            UNREALIZED            UNREALIZED
                                         FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                   (IN MILLIONS)
December 31, 2011:
Fixed Maturities:
   Corporate............................  $  1,910   $   (96)   $    389   $   (51)   $  2,299   $  (147)
   U.S. Treasury, government and agency.       149        --          --        --         149        --
   States and political subdivisions....        --        --          18        (2)         18        (2)
   Foreign governments..................        30        (1)          5        --          35        (1)
   Commercial mortgage-backed...........        79       (27)        781      (384)        860      (411)
   Residential mortgage-backed..........        --        --           1        --           1        --
   Asset-backed.........................        49        --          44       (11)         93       (11)
   Redeemable preferred stock...........       341       (28)        325       (86)        666      (114)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  2,558   $  (152)   $  1,563   $  (534)   $  4,121   $  (686)
                                          ========   =======    ========   =======    ========   =======
December 31, 2010:
Fixed Maturities:
   Corporate............................  $  1,999   $   (68)   $    394   $   (42)   $  2,393   $  (110)
   U.S. Treasury, government and agency.       820       (42)        171       (46)        991       (88)
   States and political subdivisions....       225        (9)         33        (7)        258       (16)
   Foreign governments..................        77        (1)         10        --          87        (1)
   Commercial mortgage-backed...........        46        (3)        936      (372)        982      (375)
   Residential mortgage-backed..........       157        --           2        --         159        --
   Asset-backed.........................        23        --          65       (12)         88       (12)
   Redeemable preferred stock...........       345        (7)        689       (59)      1,034       (66)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  3,692   $  (130)   $  2,300   $  (538)   $  5,992   $  (668)
                                          ========   =======    ========   =======    ========   =======

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2011

                                                OUTSTANDING RECORDED INVESTMENT
                                                -------------------------------
                                        NUMBER      PRE-           POST-
                                       OF LOANS MODIFICATION    MODIFICATION
                                       -------- ------------    ------------
                                                      (IN MILLIONS)
       Troubled debt restructurings:
          Agricultural mortgage loans.    --       $   --          $   --
          Commercial mortgage loans...     2          145             141
                                          --       ------          ------
       Total..........................     2       $  145          $  141
                                          ==       ======          ======

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                          COMMERCIAL MORTGAGE LOANS
                                                         --------------------------
                                                          2011      2010     2009
                                                          -----    -----    -----
                                                               (IN MILLIONS)
     ALLOWANCE FOR CREDIT LOSSES:
     Beginning Balance, January 1,...................... $  18     $  --    $  --
        Charge-offs.....................................    --        --       --
        Recoveries......................................    (8)       --       --
        Provision.......................................    22        18       --
                                                          -----     -----    -----
     Ending Balance, December 31,....................... $  32     $  18    $  --
                                                          =====     =====    =====
     Ending Balance, December 31,:
        Individually Evaluated for Impairment........... $  32     $  18    $  --
                                                          =====     =====    =====
        Collectively Evaluated for Impairment........... $  --     $  --    $  --
                                                          =====     =====    =====
        Loans Acquired with Deteriorated Credit Quality. $  --     $  --    $  --
                                                          =====     =====    =====

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                     DECEMBER 31, 2011

                                             DEBT SERVICE COVERAGE RATIO
                                   ------------------------------------------------
                                                                              LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  182   $   --  $   33  $   30  $   31  $   -- $    276
50% -- 70%........................     201      252     447     271      45      --    1,216
70% -- 90%........................      --       41     280     318     213      --      852
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans...  $  383   $  293  $  844  $  754  $  585  $  117 $  2,976
                                    ======   ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  150   $   89  $  175  $  247  $  190  $    8 $    859
50% -- 70%........................      68       15     101     158      82      45      469
70% -- 90%........................      --       --      --       1      --       8        9
90% plus..........................      --       --      --      --      --      --       --
                                    ------   ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans.  $  218   $  104  $  276  $  406  $  272  $   61 $  1,337
                                    ======   ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  332   $   89  $  208  $  277  $  221  $    8 $  1,135
50% -- 70%........................     269      267     548     429     127      45    1,685
70% -- 90%........................      --       41     280     319     213       8      861
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------
Total Mortgage Loans..............  $  601   $  397  $1,120  $1,160  $  857  $  178 $  4,313
                                    ======   ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                    DECEMBER 31, 2010

                                             DEBT SERVICE COVERAGE RATIO
                                   -----------------------------------------------
                                                                             LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ----- --------
                                                        (IN MILLIONS)
Commercial Mortgage Loans/(1)/
 0% -- 50%........................  $   59   $   --  $   --  $   52  $   --  $  -- $    111
 50% -- 70%.......................      32      109     111      72      55     --      379
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     402     61      574
                                    ------   ------  ------  ------  ------  ----- --------

Total Commercial Mortgage Loans...  $  285   $  144  $  604  $  550  $  581  $ 111 $  2,275
                                    ======   ======  ======  ======  ======  ===== ========

Agricultural Mortgage Loans/(1)/
 0% -- 50%........................  $  155   $   80  $  162  $  243  $  186  $   5 $    831
 50% -- 70%.......................      52       13     134     150     107     24      480
 70% -- 90%.......................      --       --      --      --      --     --       --
 90% plus.........................      --       --      --      --       3     --        3
                                    ------   ------  ------  ------  ------  ----- --------

Total Agricultural Mortgage Loans.  $  207   $   93  $  296  $  393  $  296  $  29 $  1,314
                                    ======   ======  ======  ======  ======  ===== ========
Total Mortgage Loans/(1)/
 0% -- 50%........................  $  214   $   80  $  162  $  295  $  186  $   5 $    942
 50% -- 70%.......................      84      122     245     222     162     24      859
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     405     61      577
                                    ------   ------  ------  ------  ------  ----- --------
Total Mortgage Loans..............  $  492   $  237  $  900  $  943  $  877  $ 140 $  3,589
                                    ======   ======  ======  ======  ======  ===== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                               AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                       RECORDED
                                                                                      INVESTMENT
                                       90 DAYS                         TOTAL    (GREATER THAN) 90 DAYS
                      30-59  60-89         OR                        FINANCING           AND
                        DAYS   DAYS (GREATER THAN)   TOTAL CURRENT  RECEIVABLES        ACCRUING
                      ------ ------ -------------- ------- -------- ----------- ----------------------
                                                       (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61   $ --       $ --       $  61  $  2,915  $  2,976           $  --
 Agricultural........     5      1          7          13     1,324     1,337               3
                      -----   ----       ----       -----  --------  --------           -----
TOTAL MORTGAGE LOANS. $  66   $  1       $  7       $  74  $  4,239  $  4,313           $   3
                      =====   ====       ====       =====  ========  ========           =====
December 31, 2010
 Commercial.......... $  --   $ --       $ --       $  --  $  2,275  $  2,275           $  --
 Agricultural........    --     --          5           5     1,309     1,314               3
                      -----   ----       ----       -----  --------  --------           -----
Total Mortgage Loans. $  --   $ --       $  5       $   5  $  3,584  $  3,589           $   3
                      =====   ====       ====       =====  ========  ========           =====

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                                                     IMPAIRED MORTGAGE LOANS

                                                 UNPAID                AVERAGE       INTEREST
                                      RECORDED  PRINCIPAL  RELATED     RECORDED       INCOME
                                     INVESTMENT  BALANCE  ALLOWANCE INVESTMENT/(1)/ RECOGNIZED
                                     ---------- --------- --------- --------------  ----------
                                                          (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        5         5        --            5           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $    5    $    5     $  --       $    5          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  202    $  202     $ (32)      $  152         $  8
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $  202    $  202     $ (32)      $  152           $8
                                       ======    ======     =====       ======         ====
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        3         3        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $    3    $    3     $  --       $   --          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  122    $  122     $ (18)      $   24           $2
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $  122    $  122     $ (18)      $   24           $2
                                       ======    ======     =====       ======         ====

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds -- third party................................. $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======

                                                                               2011    2010    2009
                                                                              ------  ------  -----
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $  110  $  30
Net revenues of other limited partnership interests..........................      6       3     (5)
Interest expense -- third party..............................................    (21)    (22)    (7)
Other expenses...............................................................    (61)    (59)   (17)
                                                                              ------  ------  -----
Net Earnings (Loss).......................................................... $   35  $   32  $   1
                                                                              ======  ======  =====

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $   18  $   2
                                                                              ======  ======  =====

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   FAIR VALUE
                                             ----------------------- GAINS (LOSSES)
                                    NOTIONAL    ASSET     LIABILITY    REPORTED IN
                                     AMOUNT  DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                    -------- ----------- ----------- ---------------
                                                     (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures........................... $ 6,443    $    --      $  2         $  (34)
 Swaps.............................     784         10        21             33
 Options...........................   1,211         92        85            (20)

Interest rate contracts:/(1)/
 Floors............................   3,000        327        --            139
 Swaps.............................   9,826        503       317            590
 Futures...........................  11,983         --        --            849
 Swaptions.........................   7,354      1,029        --            817

Other freestanding contracts:/(1)/
 Foreign currency Contracts........      38         --        --             --
                                                                         ------
NET INVESTMENT INCOME (LOSS).......                                       2,374
                                                                         ------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(2)/....      --     10,547        --          5,941

GWBL and other features/(3)/.......      --         --       227           (189)
                                    -------    -------      ----         ------

Balances, December 31, 2011........ $40,639    $12,508      $652         $8,126
                                    =======    =======      ====         ======

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                   Fair Value
                                             ----------------------- Gains (Losses)
                                    Notional    Asset     Liability    Reported In
                                     Amount  Derivatives Derivatives Earnings (Loss)
                                    -------- ----------- ----------- ---------------
                                                     (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures........................... $ 3,772    $   --       $ --         $ (815)
 Swaps.............................     734        --         27            (79)
 Options...........................   1,070         5          1            (49)

Interest rate contracts:/(1)/
 Floors............................   9,000       326         --            157
 Swaps.............................   5,352       201        134            250
 Futures...........................   5,151        --         --            289
 Swaptions.........................   4,479       171         --            (38)

Other freestanding contracts:/(1)/
 Foreign currency contracts........     133        --          1              1
                                                                         ------
 Net investment income (loss)......                                        (284)
                                                                         ------

Embedded derivatives:
GMIB reinsurance contracts/(2)/....      --     4,606         --          2,350

GWBL and other features/(3)/.......      --        --         38             17
                                    -------    ------       ----         ------

Balances, December 31, 2010........ $29,691    $5,309       $201         $2,083
                                    =======    ======       ====         ======

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------
Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                                         --------- --------- --------- --------
                                                      (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................  $     7   $22,698   $   432  $ 23,137
   U.S. Treasury, government and agency.       --     3,948        --     3,948
   States and political subdivisions....       --       487        53       540
   Foreign governments..................       --       503        22       525
   Commercial mortgage-backed...........       --        --       902       902
   Residential mortgage-backed/(1)/.....       --     1,632        14     1,646
   Asset-backed/(2)/....................       --        92       172       264
   Redeemable preferred stock...........      203       813        14     1,030
                                          -------   -------   -------  --------
     Subtotal...........................      210    30,173     1,609    31,992
                                          -------   -------   -------  --------
 Other equity investments...............       66        --        77       143
 Trading securities.....................      457       525        --       982
 Other invested assets:.................
   Short-term investments...............       --       132        --       132
   Swaps................................       --       177        (2)      175
   Futures..............................       (2)       --        --        (2)
   Options..............................       --         7        --         7
   Floors...............................       --       327        --       327
   Swaptions............................       --     1,029        --     1,029
                                          -------   -------   -------  --------
     Subtotal...........................       (2)    1,672        (2)    1,668
                                          -------   -------   -------  --------
Cash equivalents........................    2,475        --        --     2,475
Segregated securities...................       --     1,280        --     1,280
GMIB reinsurance contracts..............       --        --    10,547    10,547
Separate Accounts' assets...............   83,672     2,532       215    86,419
                                          -------   -------   -------  --------
   Total Assets.........................  $86,878   $36,182   $12,446  $135,506
                                          =======   =======   =======  ========
LIABILITIES
GWBL and other features' liability......       --        --       227       227
                                          -------   -------   -------  --------
   Total Liabilities....................  $    --   $    --   $   227  $    227
                                          =======   =======   =======  ========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                                   Level 1   Level 2   Level 3    Total
                                                 --------- --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7 $  21,405 $    320  $   21,732
       U.S. Treasury, government and agency.....        --     1,916       --       1,916
       States and political subdivisions........        --       462       49         511
       Foreign governments......................        --       539       21         560
       Commercial mortgage-backed...............        --        --    1,103       1,103
       Residential mortgage-backed/(1)/.........        --     1,668       --       1,668
       Asset-backed/(2)/........................        --        98      148         246
       Redeemable preferred stock...............       207     1,112        2       1,321
                                                 --------- --------- --------  ----------
          Subtotal..............................       214    27,200    1,643      29,057
                                                 --------- --------- --------  ----------
   Other equity investments.....................        77        24       73         174
   Trading securities...........................       425        81       --         506
   Other invested assets:
       Short-term investments...................        --       148       --         148
       Swaps....................................        --        40       --          40
       Options..................................        --         4       --           4
       Floors...................................        --       326       --         326
       Swaptions................................        --       171       --         171
                                                 --------- --------- --------  ----------
          Subtotal..............................        --       689       --         689
                                                 --------- --------- --------  ----------
Cash equivalents................................     1,693        --       --       1,693
Segregated securities...........................        --     1,110       --       1,110
GMIB reinsurance contracts......................        --        --    4,606       4,606
Separate Accounts' assets.......................    89,647     2,160      207      92,014
                                                 --------- --------- --------  ----------
   Total Assets................................. $  92,056 $  31,264 $  6,529  $  129,849
                                                 ========= ========= ========  ==========
LIABILITIES
GWBL and other features' liability.............. $      -- $      -- $     38  $       38
                                                 --------- --------- --------  ----------
   Total Liabilities............................ $      -- $      -- $     38  $       38
                                                 ========= ========= ========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                        STATE AND
                                                                        POLITICAL         COMMERCIAL RESIDENTIAL
                                                                          SUB-    FOREIGN MORTGAGE-   MORTGAGE-  ASSET-
                                                              CORPORATE DIVISIONS  GOVTS    BACKED     BACKED    BACKED
                                                              --------- --------- ------- ---------- ----------- ------
                                                                                    (IN MILLIONS)

BALANCE, JANUARY 1, 2011.....................................  $  320     $  49    $  21   $  1,103     $  --    $  148
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       1        --       --          2        --        --
     Investment gains (losses), net..........................      --        --       --        (30)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................       1        --       --        (28)       --         1
                                                               ------     -----    -----   --------     -----    ------
     Other comprehensive income (loss).......................      (2)        5       (1)       (34)       (1)        2
Purchases....................................................     117        --        1         --        --        21
Issuances....................................................      --        --       --         --        --        --
Sales........................................................     (52)       (2)      --       (139)       (5)      (33)
Settlements..................................................      --        --       --         --        --        --
Transfers into Level 3/(2)/..................................     100         1        1         --        20        33
Transfers out of Level 3/(2)/................................     (52)       --       --         --        --        --
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2011/(1)/..............................  $  432     $  53    $  22   $    902     $  14    $  172
                                                               ======     =====    =====   ========     =====    ======
BALANCE, JANUARY 1, 2010.....................................  $  466     $  47    $  21   $  1,490     $  --    $  217
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       4        --       --          2        --        --
     Investment gains (losses), net..........................       6        --       --       (271)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................  $   10     $  --    $  --   $   (269)    $  --    $    1
                                                               ------     -----    -----   --------     -----    ------
   Other comprehensive income (loss).........................       3         3       --        119        --        14
 Purchases/issuances.........................................      22        --       --         --        --        --
 Sales/settlements...........................................     (88)       (1)      --       (237)       --       (40)
 Transfers into/out of Level 3/(2)/..........................     (93)       --       --         --        --       (44)
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2010/(1)/..............................  $  320     $  49    $  21   $  1,103     $  --    $  148
                                                               ======     =====    =====   ========     =====    ======

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                  GWBL
                                                                                                                   AND
                                                     REDEEMABLE                   OTHER       GMIB     SEPARATE   OTHER
                                                     PREFERRED   OTHER EQUITY    INVESTED  REINSURANCE ACCOUNTS FEATURES
                                                       STOCK    INVESTMENTS/(1)/  ASSETS      ASSET     ASSETS  LIABILITY
                                                     ---------- ---------------  --------  ----------- -------- ---------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2011............................   $   2         $  73       $     --   $   4,606   $  207   $   38
  Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             (2)         --       --       --
     Investment gains (losses), net.................      --             1             --          --       --       --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       5,737       17       --
     Policyholders' benefits........................      --            --             --          --       --      170
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................      --             1             (2)      5,737       17      170
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      (1)            6             --          --       --       --
Purchases...........................................      --             2             --         204        4       19
Issuances...........................................      --            --             --          --       --       --
Sales...............................................      (2)           (5)            --          --      (11)      --
Settlements.........................................      --            --             --          --       (2)      --
Transfers into Level 3/(2)/.........................      15            --             --          --       --       --
Transfers out of Level 3/(2)/.......................      --            --             --          --       --       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2011..........................   $  14         $  77       $     (2)  $  10,547   $  215   $  227
                                                       =====         =====       ========   =========   ======   ======

BALANCE, JANUARY 1, 2010............................   $  12         $   2       $    300   $   2,256   $  230   $   55
  Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             --          --       --       --
     Investment gains (losses), net.................       4            --             --          --      (22)      --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       2,150       --       --
     Policyholders' benefits........................      --            --             --          --       --      (34)
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................   $   4         $  --       $     --   $   2,150   $  (22)  $  (34)
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      --            --             --          --       --       --
  Purchases/issuances...............................      --            60             --         200        2       17
  Sales/settlements.................................     (14)           (1)            --          --       (8)      --
  Transfers into/out of Level 3/(2)/................      --            12           (300)         --        5       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2010..........................   $   2         $  73       $     --   $   4,606   $  207   $   38
                                                       =====         =====       ========   =========   ======   ======

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                              EARNINGS (LOSS)
                                                   --------------------------------------
                                                                              INCREASE
                                                                             (DECREASE)
                                                      NET                      IN THE
                                                   INVESTMENT  INVESTMENT   FAIR VALUE OF           POLICY-
                                                     INCOME       GAINS      REINSURANCE            HOLDERS'
                                                     (LOSS)   (LOSSES), NET   CONTRACTS      OCI    BENEFITS
                                                   ---------- ------------- ------------- ------  ----------
                                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $    1   $    --
     State and political subdivisions.............        --         --             --         5        --
     Foreign governments..........................        --         --             --        (1)       --
     Commercial mortgage-backed...................        --         --             --       (40)       --
     Asset-backed.................................        --         --             --         2        --
     Other fixed maturities, available-for-sale...        --         --             --        (2)       --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  (35)  $    --
                                                   ---------     ------       --------    ------   -------
   Equity securities, available-for-sale..........        --         --             --        --        --
   Other invested assets..........................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          5,941        --        --
   Separate Accounts' assets......................        --         18             --        --        --
   GWBL and other features' liability.............        --         --             --        --      (189)
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $   18       $  5,941    $  (35)  $  (189)
                                                   =========     ======       ========    ======   =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $   10   $    --
     State and political subdivisions.............        --         --             --         2        --
     Foreign governments..........................        --         --             --         1        --
     Commercial mortgage-backed...................        --         --             --        92        --
     Asset-backed.................................        --         --             --        13        --
     Other fixed maturities, available-for-sale...        --         --             --        --        --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  118   $    --
                                                   ---------     ------       --------    ------   -------
     Equity securities, available-for-sale........        --         --             --        --        --
       Other invested assets......................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          2,350        --        --
   Separate Accounts' assets......................        --        (21)            --        --        --
   GWBL and other features' liability.............        --         --             --        --        17
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $  (21)      $  2,350    $  118   $    17
                                                   =========     ======       ========    ======   =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                   DECEMBER 31,
                                        -----------------------------------
                                              2011              2010
                                        ----------------- -----------------
                                        CARRYING  FAIR    Carrying  Fair
                                          VALUE    VALUE    Value    Value
                                        -------- -------- -------- --------
                                                   (IN MILLIONS)
Consolidated:
   Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
   Other limited partnership interests.    1,582    1,582    1,451    1,451
   Policyholders liabilities:
       Investment contracts............    2,549    2,713    2,609    2,679
   Long-term debt......................      200      220      200      228
   Loans to affiliates.................    1,041    1,097    1,045    1,101

Closed Blocks:
   Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
   Other equity investments............        1        1        1        1
   SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
   Paid guarantee benefits...     (249)      (58)     (307)
   Other changes in reserve..      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
   Paid guarantee benefits...     (208)      (45)     (253)
   Other changes in reserve..      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
   Paid guarantee benefits...     (203)      (47)     (250)
   Other changes in reserve..      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...    $  327
   Paid guarantee benefits...       (86)
   Other changes in reserve..       164
                                 ------
Balance at December 31, 2009.       405
   Paid guarantee benefits...       (81)
   Other changes in reserve..       209
                                 ------
Balance at December 31, 2010.       533
   Paid guarantee benefits...       (81)
   Other changes in reserve..       264
                                 ------
Balance at December 31, 2011.    $  716
                                 ======

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                         RETURN OF
                                                           PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                         ---------  --------- --------- ---------  ---------
                                                                        (DOLLARS IN MILLIONS)
GMDB:
   Account values invested in:
       General Account.................................. $  12,194  $    218  $    119  $     459  $  12,990
       Separate Accounts................................ $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
   Net amount at risk, gross............................ $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
   Net amount at risk, net of amounts reinsured......... $   1,642  $    879  $  2,003  $   5,964  $  10,488
   Average attained age of contractholders..............      49.2      63.3      68.7       63.9       53.3
   Percentage of contractholders over age 70............       2.8%     27.6%     47.2%      28.5%      10.4%
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
   Account values invested in:
       General Account..................................       N/A       N/A  $     26  $     583  $     609
       Separate Accounts................................       N/A       N/A  $  2,479  $  43,408  $  45,887
   Net amount at risk, gross............................       N/A       N/A  $  2,039  $   9,186  $  11,225
   Net amount at risk, net of amounts reinsured.........       N/A       N/A  $    603  $   2,520  $   3,123
   Weighted average years remaining until annuitization.       N/A       N/A       0.4        5.3        4.9
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                DIRECT      REINSURANCE
                                LIABILITY     CEDED       NET
                              ----------- ------------- ------
                                       (IN MILLIONS)
Balance at January 1, 2009...   $  203       $  (153)   $   50
   Other changes in reserves.       52           (21)       31
                                ------       -------    ------
Balance at December 31, 2009.      255          (174)       81
   Other changes in reserves.      120           (57)       63
                                ------       -------    ------
Balance at December 31, 2010.      375          (231)      144
   Other changes in reserves.       95           (31)       64
                                ------       -------    ------
Balance at December 31, 2011.   $  470       $  (262)   $  208
                                ======       =======    ======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011    2010    2009
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  908  $  903  $  838
Reinsurance assumed................................................    210     213     202
Reinsurance ceded..................................................   (585)   (586)   (609)
                                                                    ------  ------  ------
Premiums........................................................... $  533  $  530  $  431
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  221  $  210  $  197
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  510  $  536  $  485
                                                                    ======  ======  ======
Interest Credited to Policyholders' Account Balances Ceded......... $   --  $   --  $   --
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                             2011   2010   2009
                                           ------ ------ ------
                                              (IN MILLIONS)
Incurred benefits related to current year. $  24  $  30  $  38
Incurred benefits related to prior years..    18     10      6
                                           -----  -----  -----
Total Incurred Benefits................... $  42  $  40  $  44
                                           =====  =====  =====
Benefits paid related to current year..... $  15  $  12  $  13
Benefits paid related to prior years......    24     30     34
                                           -----  -----  -----
Total Benefits Paid....................... $  39  $  42  $  47
                                           =====  =====  =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------
Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------
Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -- a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2011   2010   2009
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  865 $  809 $  644
Distribution revenues........................    352    339    277
Other revenues -- shareholder servicing fees.     92     93     90
Other revenues -- other......................      6      5      7
Institutional research services..............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                 2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                    2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                        DECEMBER 31,
                                                      ----------------
                                                         2011     2010
                                                      --------  ------
                                                        (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $1,406
Actual return on plan assets.........................       77     106
Contributions........................................      672     202
Benefits paid and fees...............................     (185)   (185)
                                                      --------  ------
Pension plan assets at fair value, end of year.......    2,093   1,529
PBO..................................................    2,626   2,424
                                                      --------  ------
Excess of PBO Over Pension Plan Assets............... $   (533) $ (895)
                                                      ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                           DECEMBER 31,
                                          ---------------
                                             2011    2010
                                          -------- ------
                                           (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $1,554
Unrecognized prior service cost (credit).        7      8
                                          -------- ------
 Total................................... $  1,686 $1,562
                                          ======== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                 DECEMBER 31,
                                 ------------
                                  2011   2010
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.4%  48.5%
Equity Securities...............  36.3   37.0
Equity real estate..............   9.3   11.8
Cash and short-term investments.   2.0    2.7
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- ------- ------- --------
                                                (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $  797  $   --  $    797
 U.S. Treasury, government and agency.     --     275      --       275
 States and political subdivisions....     --      11      --        11
 Other structured debt................     --      --       6         6
Common and preferred equity...........    712       2      --       714
Mutual funds..........................     33      --      --        33
Private real estate investment funds..     --      --       4         4
Private real estate investment trusts.     --      29     183       212
Cash and cash equivalents.............      1       1      --         2
Short-term investments................      7      32      --        39
                                       ------  ------  ------  --------
 Total................................ $  753  $  147  $  193  $  2,093
                                       ======  ======  ======  ========

                                         Level 1   Level 2   Level 3   Total
December 31, 2010:                     --------- --------- --------- --------
                                                   (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................  $   --    $  564    $   --   $    564
 U.S. Treasury, government and agency.      --       148        --        148
 States and political subdivisions....      --         9        --          9
 Other structured debt................      --        --         6          6
Common and preferred equity...........     410         2        --        412
Mutual funds..........................     115        --        --        115
Derivatives, net......................       1         6        --          7
Private real estate investment funds..      --        --        13         13
Private investment trusts.............      --        51       163        214
Cash and cash equivalents.............       6         2        --          8
Short-term investments................       2        31        --         33
                                        ------    ------    ------   --------
 Total................................  $  534    $  813    $  182   $  1,529
                                        ======    ======    ======   ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS   EQUITY   TOTAL
                                                     --------------  ----------- ---------- ------ -------
                                                                        (IN MILLIONS)
Balance at January 1, 2011..........................      $  6          $  13      $  163    $ --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.        --              3          20      --      23
 Purchases/issues...................................        --             --          --       1       1
 Sales/settlements..................................        --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2011........................      $  6          $   4      $  183    $ --  $  193
                                                          ====          =====      ======    ====  ======
Balance at January 1, 2010..........................      $  7          $  12      $  147    $  2  $  168
Actual return on plan assets:
 Relating to assets still held at December 31, 2010.        (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......        --             --          --      (2)     (2)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2010........................      $  6          $  13      $  163    $ --  $  182
                                                          ====          =====      ======    ====  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%
Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%
Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)
2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                Options Outstanding
                                ------------------------------------------------------------------------------
                                                                                             AllianceBernstein
                                      AXA Ordinary Shares            AXA ADRs/(3)/             Holding Units
                                ---------------------------      ---------------------- ----------------------
                                                   Weighted                    Weighted                 Weighted
                                   Number          Average          Number     Average     Number       Average
                                 Outstanding       Exercise       Outstanding  Exercise  Outstanding    Exercise
                                (In Millions)       Price        (In Millions)  Price   (In Millions)    Price
                                ------------- -------------      ------------- -------- ------------- --------
Options outstanding at
  January 1, 2011..............      16.3     (Euro)  22.34           10.0     $  19.96      10.2     $  41.24
Options granted................       2.4     (Euro)  14.52             --     $     --       0.1     $  21.75
Options exercised..............        --     (Euro)     --           (0.6)    $  15.63      (0.1)    $  17.05
Options forfeited, net.........      (0.6)    (Euro)  21.59           (1.8)    $  27.24      (0.8)    $  55.66
Options expired................        --                --             --           --      (0.4)    $  50.59
                                   ------                           ------                 ------
Options Outstanding at
  December 31, 2011............      18.1     (Euro)  19.40            7.6     $  18.47       9.0     $  39.63
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $   1.70               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.74                             1.83                    6.4
                                   ======                           ======                 ======
Options Exercisable at
  December 31, 2011............      10.9     (Euro)  25.35            7.6     $  18.48       3.3        36.65
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $    1.7               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.59                             1.82                    5.6
                                   ======                           ======                 ======

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
 /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants.

   The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                       AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      ---------------------  ----------------------------------
                                                       2011    2010   2009    2011       2010          2009
                                                      ------  -----  ------  ------  ------------  ------------
Dividend yield.......................................   7.00%  6.98%  10.69%   5.40%    7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................  33.90%  36.5%   57.5%  47.30%  46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................   3.13%  2.66%   2.74%   1.90%   2.2 - 2.3 %   1.6 - 2.1 %
Expected life in years...............................    6.4    6.4     5.5     6.0           6.0     6.0 - 6.5
Weighted average fair value per option at grant date. $ 2.49  $3.54  $ 2.57  $ 5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
            Unvested as of January 1, 2011...   391,761   $  29.97
            Granted..........................    16,665   $  14.01
            Vested...........................   117,906   $  31.64
            Forfeited........................    46,948         --
                                              ---------
            Unvested as of December 31, 2011.   243,572   $  30.22
                                              =========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
   Gross investment income (loss).    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011     2010    2009
                                ------  -------  -----
                                     (IN MILLIONS)
Fixed maturities............... $  (29) $  (200) $  (2)
Mortgage loans on real estate..    (14)     (18)    --
Other equity investments.......     (4)      34     53
Other..........................     --       --      3
                                ------  -------  -----
Investment Gains (Losses), Net. $  (47) $  (184) $  54
                                ======  =======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                            2011                2010          2009
                                                                           ------           -------------   -------
                                                                                            (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year.................. $  397               $ (69)      $(1,271)
Cumulative impact of adoption of new accounting guidance, net of taxes....     --                  --           (29)
                                                                           ------               -----       -------
Balance attributable to AXA Equitable, as adjusted........................    397                 (69)       (1,300)
Changes in unrealized investment gains (losses) on investments............    907                 835         2,494
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (131)            (68)               58
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................    (97)            (79)             (533)
       Deferred income tax (expense) benefit..............................   (193)           (229)             (722)
                                                                           ------               -----       -------
Total.....................................................................    763                 390            (3)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest.................................................     21                   7           (66)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======
Balance, end of year comprises:
Unrealized investment gains (losses) on:
   Fixed maturities....................................................... $1,782               $ 875       $    33
   Other equity investments...............................................      2                   2             9
                                                                           ------               -----       -------
          Total...........................................................  1,784                 877            42
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (270)           (139)              (71)
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................   (202)           (105)              (26)
       Deferred income tax (expense) benefit..............................   (421)           (228)                1
                                                                           ------               -----       -------
Total.....................................................................    771                 405           (54)
Less: (Income) loss attributable to noncontrolling interest...............     13                  (8)          (15)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                  2011      2010     2009
                               ---------  -------  --------
                                      (IN MILLIONS)
Income tax (expense) benefit:.
   Current (expense) benefit.. $      40  $   (34) $     81
   Deferred (expense) benefit.    (1,338)    (755)    1,266
                               ---------  -------  --------
Total......................... $  (1,298) $  (789) $  1,347
                               =========  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011       2010      2009
                                             ---------  ---------  --------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,443) $  (1,137) $  1,153
Noncontrolling interest.....................       (36)        66       105
Separate Accounts investment activity.......        83         53        72
Non-taxable investment income (loss)........         8         15        27
Adjustment of tax audit reserves............        (7)       (13)        7
State income taxes..........................         7         (5)      (12)
AllianceBernstein Federal and foreign taxes.       (13)        (3)       (6)
Tax settlement..............................        84         99        --
ACMC conversion.............................        --        135        --
Other.......................................        19          1         1
                                             ---------  ---------  --------
Income tax (expense) benefit................ $  (1,298) $    (789) $  1,347
                                             =========  =========  ========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2011  December 31, 2010
                                       ------------------ ------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ -----------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  248  $     --   $  229  $     --
Reserves and reinsurance..............     --     3,060       --       977
DAC...................................     --       891       --     1,952
Unrealized investment gains or losses.     --       418       --       259
Investments...........................     --     1,101       --       800
Alternative minimum tax credits.......    242        --      241        --
Other.................................     79        --      108        --
                                       ------  --------   ------  --------
Total................................. $  569  $  5,470   $  578  $  3,988
                                       ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                    DECEMBER 31,
                                                                                             -------------------------
                                                                                               2011     2010     2009
                                                                                             -------  -------  -------
                                                                                                   (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   772  $   406  $     9
Defined benefit pension plans...............................................................  (1,082)  (1,008)    (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --      (62)
                                                                                             -------  -------  -------
Total accumulated other comprehensive income (loss).........................................    (310)    (602)  (1,021)
                                                                                             -------  -------  -------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)     (15)
                                                                                             -------  -------  -------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (297) $  (610) $(1,036)
                                                                                             =======  =======  =======

   The components of OCI for the past three years follow:

                                                                                                     2011   2010    2009
                                                                                                    -----  -----  -------
                                                                                                        (IN MILLIONS)
Net unrealized gains (losses) on investments:
   Net unrealized gains (losses) arising during the year........................................... $ 879  $ 646  $ 2,558
   (Gains) losses reclassified into net earnings (loss) during the year............................    28    189       (2)
                                                                                                    -----  -----  -------
Net unrealized gains (losses) on investments.......................................................   907    835    2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability loss recognition......................................................................................  (541)  (376)  (1,196)
                                                                                                    -----  -----  -------
Change in unrealized gains (losses), net of adjustments............................................   366    459    1,360
Change in defined benefit pension plans............................................................   (74)   (40)      (3)
                                                                                                    -----  -----  -------
Total other comprehensive income (loss), net of income taxes.......................................   292    419    1,357
Less: Other comprehensive (income) loss attributable to noncontrolling interest....................    21      7      (66)
                                                                                                    -----  -----  -------
Other Comprehensive Income (Loss) Attributable to AXA Equitable.................................... $ 313  $ 426  $ 1,291
                                                                                                    =====  =====  =======

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                  DECEMBER 31,
                                                                          ----------------------------
                                                                            2011      2010      2009
                                                                          --------  --------  --------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $    (39)
Change in AVR............................................................     (211)     (291)      289
                                                                          --------  --------  --------
Net change in statutory surplus, capital stock and AVR...................      613       394       250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)   (5,995)
 DAC.....................................................................   (2,861)      981       646
 Deferred income taxes...................................................   (1,272)   (1,089)    1,242
 Valuation of investments................................................       16       145      (659)
 Valuation of investment subsidiary......................................      590       366      (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350    (2,566)
 Pension adjustment......................................................      111        56        17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)    5,541
 Shareholder dividends paid..............................................      379       300        --
 Changes in non-admitted assets..........................................     (154)      (64)       29
 Other, net..............................................................      (10)      (55)      (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --      (195)
                                                                          --------  --------  --------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,927  $  2,224  $ (2,302)
                                                                          ========  ========  ========

                                                                      DECEMBER 31,
                                                             ------------------------------
                                                                2011       2010      2009
                                                             ---------  ---------  --------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $  3,116
AVR.........................................................       220        431       722
                                                             ---------  ---------  --------
Statutory surplus, capital stock and AVR....................     4,845      4,232     3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)   (1,464)
 DAC........................................................     3,545      6,503     5,601
 Deferred income taxes......................................    (5,357)    (4,117)   (2,953)
 Valuation of investments...................................     2,266      1,658       673
 Valuation of investment subsidiary.........................       231       (657)   (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606     2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904     3,178
 Non-admitted assets........................................       510        761     1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)   (1,525)
 Other, net.................................................      (459)      (521)     (152)
                                                             ---------  ---------  --------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  14,840  $  11,829  $  9,469
                                                             =========  =========  ========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2011       2010      2009
                            ---------  ---------  --------
                                     (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $  15,140  $   8,511  $    337
Investment Management/(1)/.     2,750      2,959     2,941
Consolidation/elimination..       (18)       (29)      (36)
                            ---------  ---------  --------
Total Revenues............. $  17,872  $  11,441  $  3,242
                            =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                            2011      2010     2009
                                                                          --------  -------- --------
                                                                                 (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $  4,284  $  2,846 $ (3,879)
Investment Management/(2)/...............................................     (164)      400      588
Consolidation/elimination................................................        4         2       (2)
                                                                          --------  -------- --------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $  4,124  $  3,248 $ (3,293)
                                                                          ========  ======== ========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  153,099  $  150,158
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  164,908  $  161,276
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                        THREE MONTHS ENDED
                                                            ------------------------------------------
                                                            MARCH 31  JUNE 30  SEPTEMBER 30 DECEMBER 31
                                                            --------  -------- ------------ -----------
                                                                           (IN MILLIONS)
2011
Total Revenues............................................. $  1,311  $  3,402  $  10,858    $   2,301
                                                            ========  ========  =========    =========
 Earnings (Loss) from Continuing Operations, Net of Income
   Taxes, Attributable to AXA Equitable.................... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
2010
Total Revenues............................................. $  2,133  $  5,387  $   5,115    $  (1,194)
                                                            ========  ========  =========    =========
Earnings (Loss) from Continuing Operations,................
Net of Income Taxes, Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========

                                    PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits

         (a) Financial Statements included in Part B for both the Members Retirement Program contract and Retirement Investment Account contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

                The following Exhibits correspond to those required by paragraph (b) of Item 29 as to exhibits in Form N-3:

                1.   (a)      Resolutions of the Board of Directors of The
                              Equitable Life Assurance Society of the United
                              States ("Equitable") authorizing the
                              establishment of Separate Account Nos. 3, 4 and
                              10 and additional similar separate accounts, incorporated by reference to Registration
                              No. 2-91983 on Form N-3 of Registrant, filed
                              April 14, 1986.

                     (b) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30, and 191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

                     (c) Resolutions of the Board of Directors of the Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995, incorporated by reference to
                              Exhibit 1(b) to Registration Statement
                              No. 333-50967, filed February 5, 1999.

                     (d) Action, dated April 6, 1999 regarding the Establishment of Separate Account 206, incorporated herein by reference to Exhibit 1(c) to Registration Statement No. 333-77117 on Form N-4, filed October 25, 1999.

                2.   Not Applicable.

                3.   Not Applicable.

                4.   (a)      Amended and Restated Participation Agreement
                              among EQ Advisors Trust, AXA Equitable Life
                              Insurance Company ("AXA Equitable"), AXA
                              Distributors and AXA Advisors dated July 15,2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ
                              Advisor's Trust Registration Statement on Form
                              N-1A (File No. 333-17217 and 811-07953), filed on
                              February 7,2003.

                     (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                     (a)(ii) Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

                     (a)(iii) Amendment No. 3, dated October 1,2004, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 35 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                     (a)(iv) Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7,2005.

                     (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment among EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5.2006.

                     (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 51 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                     (a)(vii) Amendment No. 7, dated May 1, 2007, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                     (a)(viii)Amendment No. 8, dated January 1, 2008, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                     (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                     (a)(x) Amendment No. 10, dated January 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                     (a)(xi) Amendment No. 11, dated May 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

                     (a)(xii) Amendment No. 12, dated September 29,2009, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 70 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

                     (a)(xiii)Amendment No. 13, dated August 16, 2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 77 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xiv) Amendment No. 14, dated December 35,2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 77 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xv) Amendment No. 15, dated June 7,2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                     (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10,2001.

                     (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25,2004.

                     (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1,2006.

                     (b)(iii) Amendment No. 3, dated (double left angle quote)
                              of May 25,2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5,2008.

                5.   (a)      Sales Agreement, dated as of January 1, 1996, by
                              and among Equico Securities, Inc., Equitable, and
                              Separate Account A, Separate Account No. 301 and
                              Separate Account No. 51, incorporated by reference to Exhibit No. 4(d) to Registration
                              Statement (File No. 33-76028), filed on April 29,
                              1996.

                     (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

                     (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                     (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                     (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(iii) Third Amendment dated as of July 19, 2004 to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vii) Seventh Amendment dated as of February 15, 2008,
                              to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                     (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

                     (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     The following Exhibits relate to the Retirement Investment
                     Account:

                6.   (a)(1) Group Annuity Contract AC 5000 - 83T (No. 15,740)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83T (No. 15,740) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                     (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83E (No. 15,739) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (c)(1) Retirement Investment Account Master Retirement
                            Trust effective as of January 1,

                            1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (c)(2) Amendment to the Retirement Investment Account
                            Master Retirement Trust effective July 1, 1984, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (c)(3) Revised Retirement Investment Account Master
                            Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 27, 1990.

                     (c)(4) Form of Restated Retirement Investment Account
                            Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed
                            March 2, 1993.

                     (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement
                            No. 33-91588 on Form N-3 of Registrant, filed
                            April 29, 1997.

                     (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     The following Exhibits relate to the American Dental Association Program:

                     (m) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000-91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                     (n) Rider No.1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (o) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (p) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (q) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (r) Form of Rider No. 5 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed February 27, 1995.

                     (s) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed September 29, 1995.

                     (t) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No.1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed November 21, 1995.

                     (u) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 30, 1996.

                     (v) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 24, 1997.

                     (w) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (x) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (y) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (z) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (a)(a) Form of Rider No. 14 to Group Annuity Contract AC
                            2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (b)(b) Form of Rider 15 to Group Annuity Contract AC 2100
                            among the Trustees of the American Dental
                            Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     The following exhibits relate to the Retirement Investment
                     Account:

                7.   (a)    Retirement Investment Account Enrollment Forms -
                            Including Participation and Enrollment Agreements, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (b)(1) Supplementary Agreement to Master Retirement Trust
                            Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Supplementary Agreement B to Master Retirement
                            Trust Participation Agreement (RIA Loans), incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 28, 1988.

                     (b)(3) Form of Supplementary Agreement A to Master
                            Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

                     (b)(4) Form of Supplementary Agreement to Master
                            Retirement Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                     (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to

                              Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (w) Membership Retirement Program Enrollment Form is incorporated by Reference to Exhibit 7.(w) to Post-Effective Amendment No.2 to Registration Statement No. 333-142459 on Form N-3 filed on April 24, 2008.

                8.   (a)      Restated Charter of AXA Equitable, as amended
                              August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File
                              No. 333-05593) on April 24, 2012.

                     (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

                9.   Not Applicable.

                10.  Not Applicable.

                11.  (a)    Exhibit 11(e)(2) (Form of Association Members
                            Retirement Plan, as filed with the Internal Revenue
                            Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to
                            Registration No. 33-21417 on Form N-3 of
                            Registrant, filed April 26, 1989.

                     (b) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (c) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                     (d) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                     (e) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (f) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (g) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                12 Opinion of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

                13.  (a)    Consent of PricewaterhouseCoopers LLP, filed
                            herewith.

                     (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                         AXA EQUITABLE
------------------                       --------------------------
DIRECTORS

Henri de Castries                                Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                                    Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh                             Director
8 Highcroft Lane
Malvern, PA 19355

Charlynn Goins                                   Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                                    Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                              Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                                   Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira                                Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                                    Director
7129 Fairway Vista Drive
Charlotte, NC 28226

Lorie A. Slutsky                                 Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                                    Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Richard C. Vaughan                  Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                       Director, Chairman of the Board and
                                    Chief Executive Officer

*Andrew J. McMahon                  Director and President

OTHER OFFICERS

*Anders B. Malmstrom                Senior Executive Vice President
                                    and Chief Financial Officer

*Andrea M. Nitzan                   Executive Vice President
                                    (acting Principal Accounting Officer)

*Bertrand Poupart-Lafarge           Executive Vice President,
                                    Chief Investment Officer and
                                    Treasurer

*Michael B. Healy                   Executive Vice President
                                    and Chief Information Officer

*Salvatore Piazzolla                Senior Executive Vice President

*Mary Fernald                       Senior Vice President and Chief
                                    Underwriting Officer

*David Kam                          Senior Vice President and Actuary

*Kevin E. Murray                    Executive Vice President

*Anne M. Katcher                    Senior Vice President and Senior Actuary

*Anthony F. Recine                  Senior Vice President, Chief Compliance
                                    Officer and Deputy General Counsel

*Karen Field Hazin                  Vice President, Secretary and Associate
                                    General Counsel

*Dave S. Hattem                     Senior Vice President and General Counsel

*Michel Perrin                      Senior Vice President and Actuary

*Naomi J. Weinstein                 Vice President

*Charles A. Marino                  Executive Vice President and Chief
                                    Actuary

*Nicholas B. Lane                   Senior Executive Vice President and
                                    President, Retirement Savings

*David W. O'Leary                   Executive Vice President

*Robert O. Wright, Jr.              Executive Vice President

*Amy J. Radin                       Senior Executive Vice President and
                                    Chief Marketing Officer

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The AXA Group Organizational Charts June 1st 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-178750) on Form N-4, filed December 23, 2011.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-05593) on Form N-4 filed April 24, 2012.

Item 32. Number of Contractowners

         As of July 31, 2012 there were 433 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 4,403 participants in the Members Retirement Program all of which are qualified contracts.

Item 33. Indemnification

         (a)    Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                7.4  Indemnification of Directors, Officers and Employees.
                     (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                            (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                For the Retirement Investment Account:

                        To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                For the Members Retirement Program:

                        Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)    Undertaking

                        Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

         AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

         Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

         Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

                 (1)                      (2)                          (3)

                           POSITIONS AND             PRINCIPAL OCCUPATION
NAME AND PRINCIPAL         OFFICES WITH              (AND OTHER POSITIONS)
BUSINESS ADDRESS           ALLIANCEBERNSTEIN         WITHIN PAST 2 YEARS
------------------         ------------------------  --------------------------
DIRECTORS
* Peter S. Kraus           Chairman of the Board of  Chairman of the Board of
                           Directors and Chief       the General Partner,
                           Executive Officer         Chief Executive Officer,
                                                     AllianceBernstein, and
                                                     Holding (December 2008 to
                                                     present) and member of
                                                     the Management Board of
                                                     AXA (February 2009) and
                                                     Executive V.P. of Merrill
                                                     Lynch & Co. Inc.
                                                     (September 2008 to
                                                     December 2008), and
                                                     co-head of the Investment
                                                     Management Division and
                                                     Member of the Management
                                                     Committee of Goldman
                                                     Sachs Group (1986-2008)

Dominique Carrel-Billiard  Director                  Chief Executive Officer
AXA Investment Managers                              of AXA Investment Managers
Coeur Defense Tour
B La Defense 4
100 Esplanade du General
de Gaulle
92932 Paris La Defense
Cedex, France

Henri de Castries          Director                  Chairman of Management
AXA                                                  Board (2001 to present) -
25, Avenue Matignon                                  AXA; Director (May 1994
75008, Paris, France                                 to present) and Chairman
                                                     of the Board (April 1998
                                                     to present) - AXA
                                                     Financial, Inc.; Director
                                                     (September 1993 to
                                                     present) - AXA Equitable

Denis Duverne              Director                  Member of the AXA
AXA                                                  Management Board (since
25, Avenue Matignon                                  February 2003) and
75008, Paris, France                                 overseer of AXA Group
                                                     strategy, finance and
                                                     operations (January
                                                     2010-present); Chief
                                                     Financial Officer
                                                     (2003-January 2010) AXA;
                                                     Director (February 1998
                                                     to present) - AXA
                                                     Equitable

* Steven G. Elliott        Director                  Senior Vice Chairman of
                                                     The Bank of New York
                                                     Mellon (1998-December
                                                     2010); member of the
                                                     boards of directors of
                                                     Huntington Bancshares
                                                     Inc. and PPL Corporation
                                                     (since January 2011)

*Deborah S. Hechinger      Director                  Independent Consultant on
                                                     Non-profit Governance

*Weston M. Hicks           Director                  President and Chief
                                                     Executive Officer
                                                     -Alleghany Corporation

Kevin Molloy               Director                  Business Support and
AXA Financial, Inc.                                  Development
1290 Avenue of the                                   representative for AXA
Americas                                             Equitable, AXA IM and
New York, NY 10104                                   AllianceBernstein
                                                     (January 2011). Chief
                                                     Financial Officer of AXA
                                                     Global Life (April 2010
                                                     to December 2010)

                (1)                       (2)                         (3)
                          POSITIONS AND              PRINCIPAL OCCUPATION
NAME AND PRINCIPAL        OFFICES WITH               (AND OTHER POSITIONS)
BUSINESS ADDRESS          ALLIANCEBERNSTEIN          WITHIN PAST 2 YEARS
------------------        -------------------------  ------------------------
Mark Pearson              Director                   Director, President and
AXA Financial, Inc.                                  Chief Executive Officer
1290 Avenue of the                                   of AXA Financial, and as
Americas                                             Chairman and Chief
New York, NY 10104                                   Executive Officer of AXA
                                                     Equitable; member of the
                                                     Executive Committee and
                                                     the Management Committee
                                                     of AXA; appointed
                                                     Regional Chief Executive
                                                     of AXA Asia Life (since
                                                     2001); President and
                                                     Chief Executive Officer
                                                     of AXA Japan Holding
                                                     Co., Ltd. and AXA Life
                                                     Insurance Co., Ltd.
                                                     (since 2008)

Lorie A. Slutsky          Director                   President and Chief
The New York Community                               Executive Officer, The
Trust                                                New York Community Trust
2 Park Avenue                                        (since January 1990)
24th Floor
New York, NY 10016

*A.W. (Pete) Smith, Jr.   Director                   President of Smith
                                                     Consulting

*Peter J. Tobin           Director                   Former Special Assistant
                                                     to the President and
                                                     Dean - Peter J. Tobin
                                                     College of Business
                                                     (August 1998 to
                                                     present); Director, AXA
                                                     Financial, Inc. and AXA
                                                     Equitable (since March
                                                     1999).

                (1)                       (2)                         (3)
                          POSITIONS AND              PRINCIPAL OCCUPATION
NAME AND PRINCIPAL        OFFICES WITH               (AND OTHER POSITIONS)
BUSINESS ADDRESS          ALLIANCEBERNSTEIN          WITHIN PAST 2 YEARS
------------------        -------------------------  ------------------------
OFFICERS
* Peter S. Kraus          Chairman and Chief         See Column 2; also,
                          Executive Officer          Chairman of the Board of
                                                     the General Partner, and
                                                     Chief Executive Officer,
                                                     AllianceBernstein, and
                                                     Holding (December 2008
                                                     to present) and member
                                                     of the Management Board
                                                     of AXA (February 2009)
                                                     and Executive V.P. of
                                                     Merrill Lynch & Co. Inc.
                                                     (September 2008 to
                                                     December 2008), and
                                                     co-head of the
                                                     Investment Management
                                                     Division and Member of
                                                     the Management Committee
                                                     of Goldman Sachs Group
                                                     (1986-2008)

* Laurence E. Cranch      General Counsel            See Column 2.

* Edward J. Farrell       Interim Chief Financial    See Column 2; also Chief
                          Officer                    Financial Officer of
                                                     Sanford C. Bernstein &
                                                     Co., LLC.

* James A. Gingrich       Chairman and CEO of        See Column 2.
                          Sanford C. Bernstein &
                          Co., LLC

* Lori A. Massad          Chief Talent               See Column 2.
                          Officer-Talent
                          Development and Human
                          Capital

Item 35. Principal Underwriters

                For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account I, Separate Account FP and AXA Premier VIP Trust and EQ Advisors Trust; and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S and Keynote Series Account. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                For Members Retirement Program:

                Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)    Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 30th day of August, 2012.

                                       AXA EQUITABLE LIFE INSURANCE COMPANY
                                                  (Registrant)

                                       By:  AXA Equitable Life Insurance Company

                                       By:  /s/ Dodie Kent
                                            ------------------------------------
                                            Dodie Kent
                                            Vice President and Associate General
                                            Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 30th day of August, 2012.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Vice President
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Vice President (acting Principal
                               Accounting Officer)

*DIRECTORS:

Mark Pearson                 Danny L. Hale        Ramon de Oliveira
Henri de Castries            Anthony J. Hamilton  Bertram Scott
Denis Duverne                Peter S. Kraus       Lorie A. Slutsky
Barbara Fallon-Walsh         Andrew J. McMahon    Ezra Suleiman
Charlynn Goins                                    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      August 30, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
------------                                                          ---------

12                 Opinion and Consent of Counsel                     EX-99.12

13(a)              Consent of PricewaterhouseCoopers LLP              EX-99.13a

13(b)              Powers of Attorney                                 EX-99.13b